Exhibit 99.3

Strictly Confidential for Addressees Only

Project United IV – Part 2

Report and Valuation for

Bank of America Europe DAC

Valuation Date

14 January 2021

Ref:20-003695-APR-003

Project United IV property valuation as at 14 January 2021

Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV - Part 2 as at 14 January 2021

Contents

A	Valuation Report	1

1	Instructions	1
2	Background to the Valuation	1
3	The Properties	1
4	Bases of Valuation	1
5	Assumptions, Departures and Reservations	3
6	Inspection	3
7	Sources of Information	3
8	General Comment	3
9	Valuations	4
10	Confidentiality	7
11	Certification	7
12	Disclosure and Publication	8

B	Valuation Summary	9

C	Macro Market Commentary	10

D	Individual Property Reports	11

•	Pallion Industrial Estate, European Way, Sunderland, SR4 6SJ, United Kingdom

•	Sheffield Business Park, Europa Link, Sheffield, S9 1XU, United Kingdom

•	Dumers Lane, Bury, BL9 9UE, United Kingdom

•	Vantage Point, Wolseley Road, Bedford, MK42 7EF, United Kingdom

•	211-241 MacLellan Street, Kinning Park Glasgow, G41 1RR, United Kingdom

•	The Summit Centre, Skyport Drive, Heathrow, UB7 0LJ, United Kingdom

•	Cross Dock 60, Lakeside Industrial Estate Colnbrook, Heathrow, SL3 0EL, United Kingdom

Appendix 1    Instructions (Correspondence)

2

Cushman & Wakefield (UK) LLP 43-45 Portman Square
London
W1H 6LY

Tel 020 7935 5000

www.cushmanwakefield.com

Strictly Confidential – For Addressee Only

A Valuation	Report

To:	Bank of America Europe DAC 2 King Edward Street London EC1A 1HQ

Attention:	Wayne R. Miller, FRICS, MAI Senior Vice President

Portfolio:	Project United IV

Borrower:	Blackstone

Report Date:	4 February 2021

Valuation Date:	14 January 2021

1	Instructions Appointment

We are pleased to submit our valuation report, which has been prepared for loan security purposes. Each property and interest valued is detailed in Part B.

Each valuation has been carried out in accordance with your Award Letter dated 9 December 2020, as appended at Appendix 1 of this report and the General Services Agreement. The extent of our professional liability to you is also outlined within these instructions. We confirm that we have sufficient knowledge, skills and understanding to undertake each valuation competently.

2	Background to the Valuation

Each valuation is required to enable Bank of America Europe DAC to determine whether each property will provide suitable and adequate security for the loan.

3	The Properties

There are seven properties in total, each providing industrial accommodation (with the exception of Sheffield which provides industrial, office and hybrid units) located in the United Kingdom. A list identifying each property is attached.

4	Bases of Valuation

We confirm that the valuation and Valuation Report have been prepared in accordance with the RICS Valuation – Global Standards, which incorporate the International Valuation Standards (“IVS”) and the RICS UK national supplement (the “RICS Red Book”), edition current at the Valuation Date. It follows that the valuation is compliant with IVS.

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Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

We confirm that all valuers who have contributed to the valuation have complied with the requirements of PS1 of the RICS Red Book. We confirm that we have sufficient current knowledge of the relevant markets, and the skills and understanding to undertake the valuation competently. The Valuation is the responsibility of Chad Davies MRICS, who is a member of the RICS Valuer Registration Scheme and is in a position to provide an objective and unbiased Valuation, and who will act as “External Valuer” (as defined in the RICS Red Book) qualified for the Purpose of Valuation.

The effective date of the valuation is 14 January 2021.

We have valued each 100% interest identified to us as the tenure to be valued.

Bases

Each property has been valued on the basis of Market Value.

Definitions

Market Value

Market Value as referred to in VPS4, Item 4 of the current edition of the RICS Valuation - Global Standards which incorporate the International Valuation Standards (“IVS”) and the RICS UK national supplement (the “RICS Red Book”), and applying the conceptual framework which is set out in IVS104:

“The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion”

The Uniform Standards of Professional Appraisal Practice (USPAP) defines Market Value as follows:

“Market Value means the most probable price which a property should bring in competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition are the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

1.	Buyer and seller are typically motivated;

2.	Both parties are well informed or well advised, and acting in what they consider their own best interest;

3.	A reasonable time is allowed for exposure in the open market;

4.	Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

5.	The price represents the normal consideration for the property sold unaffected by special or creative financing or sale concessions granted by someone associated with the sale.”

Overall, the general USPAP understanding of the Market Value is virtually congruent with the Market Value definitions of the IVS and RICS.

You have also requested that we provide a valuation assuming the Properties are sold in a single lot.

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Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

Market Rent

The term “Market Rent” as referred to in VPS 4 Item 5 of the RICS Red Book. Under VPS 4 Item 5, the term “Market Rent” is defined in IVS 104 as:

“The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion”.

5	Assumptions, Departures and Reservations

We have prepared each valuation on the basis of the assumptions within our instructions detailed in Part C of this report.

In accordance with your instructions for each property we have undertaken a valuation based on a Special Assumption as follows:

•	Vacant Possession Value

Market Value assuming vacant possession throughout (other than any parts let on a long lease at a nominal rent). (“Vacant Possession Value”)

A Special Assumption is referred to in the Glossary in the RICS Red Book as an assumption that “either assumes facts that differ from the actual facts existing at the valuation date, or that would not be made by a typical market participant in a transaction on the valuation date” (“Special Assumption”).

We have made no Departures from the RICS Red Book. Each valuation is not subject to a Reservation.

6	Inspection

We inspected each property between December 2020 and early February 2021, as referenced in each Individual Property Report. Each property was inspected externally from ground level and internally. We were unable to gain internal access to some of the units within the multi let estates but are satisfied we inspected enough to gain an understanding of the properties without the need for this to be a Limitation to our inspection.

7	Sources of Information

In addition to information established by us, we have relied on the information provided by third parties. This is detailed in each Individual Property Report, and in particular includes:

•	Tenancy schedule provided by Blackstone on 12 December 2020;

•	Arcadis Capital Expenditure data provided by M7 Real Estate on 14 December 2020

•	Various queries raised by us and responded to by M7 Real Estate

•	‘Red Flag’ reports produced by Brodies and Osborne Clarke, dated 6.1.21 and 15.1.21 respectively, provided to us on 20 January 2021 by Bank of America

8	General Comment

Each opinion of value is based on an analysis of recent market transactions, supported by market knowledge derived from our agency experience. Each valuation is supported by this market evidence.

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Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

Where there are outstanding or forthcoming reviews, rental value has been assessed in accordance with the terms of the occupational lease review provisions. Otherwise, rental value has been assessed on the basis of Market Rent, assuming a new lease drawn on terms appropriate to current practice in the relevant market.

All valuations are professional opinions on a stated basis, coupled with any appropriate assumptions or special assumptions. A valuation is not a fact, it is an estimate. The degree of subjectivity involved will inevitably vary from case to case, as will the degree of certainty, or probability, that the valuer’s opinion of market value would exactly coincide with the price achieved were there an actual sale at the valuation date.

The purpose of the valuation does not alter the approach to the valuation.

Property values can change substantially, even over short periods of time, and so our opinion of value could differ significantly if the date of valuation was to change. If you wish to rely on our valuation as being valid on any other date you should consult us first.

Should you contemplate a sale, we strongly recommend that the property is given proper exposure to the market.

You should not rely on this report unless any reference to tenure, tenancies and legal title has been verified as correct by your legal advisers.

Bank of America makes no warranties or representations regarding this document or the conclusions contained herein.

Currency

Each property has been valued in Pounds Sterling. We have not reflected any local realisation taxes.

9	Valuations

If the properties were to be sold as a single lot or in groups of properties, the total value could differ significantly.

Market Value of the Individual Properties

Our opinion of the aggregate Market Value of the interest in each property valued is:

£103,865,000

One hundred and three million eight hundred and sixty five thousand pounds

Market Value of the Properties as a single lot

You have asked us to comment on the “Portfolio Value of the entire portfolio”. We have taken this to mean to assume that all the properties are transacted together as a single entity i.e. a transaction of the corporate entity (the “SPV”) holding the properties, rather than separate transactions, property by property.

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Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

The RICS Red Book, VPGA 9 clause 3.9 states: “Where a portfolio or group of properties or assets has been valued on the assumption that it would be sold as a single entity, the reported Market Value will relate to the whole of the group. Any breakdown of the Market Value of the individual properties or assets should be clearly expressed as such, with a statement that this apportionment does not necessarily equate to the Market Value of the interest in any individual property or asset.”

Our opinion of the Market Value of the Properties as a single lot is:

£114,250,000

One hundred and fourteen million two hundred and fifty thousand pounds

If the entire portfolio, or a substantial number of properties within it, were to be placed on the market at the same time, it could effectively “flood” the market, leading to a reduction in values (“portfolio discount”). Conversely, the opportunity to purchase the entire portfolio, or certain properties within it, might produce a premium (“portfolio premium”). In other words, the value of the entire could exceed the sum of the individual parts, and vice versa.

C&W’s experience in the current highly liquid market conditions is that some investors are will pay a premium for a portfolio that they consider “strategic”. By this, we mean a portfolio that offers a consistent theme, such as by sector and/or risk profile. The extent of the premium is driven by several factors, and the table below summarises our thoughts on some of the key factors that might influence the potential for a portfolio premium:

•	The reduction in purchaser’s costs of a single corporate SPV transaction (rather than multiple individual transactions of each property interest);

•	The opportunity to acquire a pre-assembled platform relative to the time and cost associated in assembling an equivalent portfolio, given the availability of alternative properties;

•	The operating / management cost savings achievable through economies of scale;

•	The consistency of asset class and risk profile;

•	The quantum of investors/amount of capital seeking similar investments;

•	Diversification by geography, tenant covenant and income expiry;

•	The ability to be a “one-stop shop” for large occupiers;

•	The ability to have monopolistic control of supply/stock in certain geographical locations;

•	The strategic rationale of the portfolio; and

•

The opportunity to construct sub-portfolios, focused by asset class, or geography to appeal to particular, targeted, investors who perceive a portfolio premium greater than that of the entire “parent” portfolio.

A portfolio might also demonstrate detracting factors, e.g. the number of investors who could bid to purchase a large value portfolio might be limited due to its monetary size.

We are of the opinion that if the properties in Project United were sold as a single lot, the sales process could generate a “portfolio premium” in the region of 10% relative to the aggregate Market Value of the individual properties.

It is our view that any real estate portfolio premium is a reflection of what an opportunity is worth to a particular investor, rather than a market estimate. The extent to which our observations are supportable is limited: there are few portfolios of this size and asset class transacted and although our comments on any premium /discount are from market observations, they are largely anecdotal.

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Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

Furthermore, this Cushman & Wakefield premium cannot be apportioned to each property. It is only relevant if all the properties are transacted in a single sale. Therefore, if an individual property is transacted separately, the premium may reduce or disappear and there may also be an effect on the premium applicable to the remaining portfolio.

It should also be noted that portfolio premium are most likely to be paid when the is significant market velocity and multiple bidders competing for opportunities. Conversely when market conditions are less positive such premia will often reduce in quantum and dependent on circumstances will not exist at all or may turn negative - as purchasers seek to buy wholesale to sell retail. At the point at which any lender may need to realise their security there is no guarantee that a portfolio premium will be achievable in the market.

Market Rent

Our opinion of the aggregate Market Rent of the properties is:

£7,182,590 per annum

Seven million one hundred and eighty two thousand, five hundred and ninety pounds per annum

Market conditions explanatory note: Novel Coronavirus (COVID-19)

The outbreak of COVID-19, declared by the World Health Organisation as a “Global Pandemic” on the 11th March 2020, has and continues to impact many aspects of daily life and the global economy – with some real estate markets having experienced lower levels of transactional activity and liquidity. Travel, movement and operational restrictions have been implemented by many countries. Although these may imply a new stage of the crisis, they are not unprecedented in the same way as the initial impact.

The pandemic and the measures taken to tackle COVID-19 continue to affect economies and real estate markets globally. Nevertheless, as at the valuation date property markets are mostly functioning again, with transaction volumes and other relevant evidence at levels where an adequate quantum of market evidence exists upon which to base opinions of value. Accordingly, and for the avoidance of doubt, our valuation is not reported as being subject to ‘material valuation uncertainty’ as defined by VPS 3 and VPGA 10 of the RICS Valuation – Global Standards.

For the avoidance of doubt this explanatory note has been included to ensure transparency and to provide further insight as to the market context under which the valuation opinion was prepared. In recognition of the potential for market conditions to move rapidly in response to changes in the control or future spread of COVID-19 we highlight the importance of the valuation date.

Indication of Reinstatement Cost

Our opinion is provided as a guide. This guide has not been prepared by a building surveyor or qualified building cost estimator and is based on costs obtained from generic building cost tables. It envisages reinstatement using modern methods and materials, which may not necessarily be appropriate or permitted. You should not rely on this guide for any purpose before it has been confirmed by a formal assessment carried out by a building surveyor or other person with sufficient current experience of replacement costs.

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Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

10	Confidentiality

This report may be relied upon by Bank of America Europe DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”).

A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.

Otherwise, our valuation is confidential to you, for your sole use and for the specific purpose stated. This report has no other purpose and should not be relied upon by any other person or entity. We will not accept responsibility to any other third party in respect of its contents.

11	Certification

We certify that, to the best of our knowledge and belief:

•	The statements of fact contained in this report are true and correct.

•

The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions and are our personal, impartial, and unbiased professional analyses, opinions, and conclusions.

•	We have no present or prospective interest in the property that is the subject of this report and no personal interest with respect to the parties involved.

•

We have performed no services, as a valuer (appraiser) or in any other capacity, regarding any property that is the subject of this report within the three year period immediately preceding acceptance of this assignment. The exception to this, as already disclosed to you, is that Cushman & Wakefield are acting for the borrower in the acquisition of Pallion Industrial Estate, Sunderland. You confirmed you were happy for us to proceed with the instruction.

•	We have no bias with respect to the property that is the subject of this report or to the parties involved with this assignment.

•	Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

•

Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favours the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal.

•

Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice, only insofar as this is also in conformity with the RICS Global Standards (the “RICS Red Book”).

•	We have made a personal inspection of each property that is the subject of this report

•	The following individuals provided real property valuation assistance to the person signing this certification:

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Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

Mark McKinlay MRICS

Colin McCash MRICS

Julie Taylor MRICS

Charles Metcalfe MRICS

David Paterson MRICS

Ollie Wilkinson MRICS

Eunice Kalemera MRICS

all of Cushman & Wakefield

12	Disclosure and Publication

You must not disclose the contents of this valuation report to a third party in any way without first obtaining our written approval to the form and context of the proposed disclosure. You must obtain our consent, even if we are not referred to by name or our valuation report is to be combined with others. We will not approve any disclosure that does not refer sufficiently to any Special Assumptions or Departures that we have made.

Signed for and on behalf of Cushman & Wakefield (UK) LLP

Charles Smith MRICS

International Partner

Chairman – Valuation & Advisory UK and Cross Border

RICS Registered Valuer

+44 (0)207 152 5215

charles.h.smith@cushwake.com

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Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

B - Valuation Summary

Propertty ID	Property Address	Tenure Valued	Market value	Market Rent pa	Reinstatement Assessment
Sunderland	Pallion Industrial Estate, Sunderland SR4 6SJ	Freehold	£7,365,000	£694,190	£12,480,000
Sheffield	Sheffield Business Park, Europe Link, Sheffield S9 1XU	Freehold	£12,000,000	£1,193,760	£22,036,000
Bury	Dumers Lane, Bury BL9 9UE	Freehold	£10,850,000	£829,200	£14,706,000
Bedford	Vantage Point, Wolesley Road, Bedford MK42 7EF	Freehold	£10,500,000	£735,000	£10,179,000
Glasgow	211-241 MacLellan Street, Kinning Park, Glasgow G41 1RR	Heritable	£9,000,000	£744,140	£11,761,000
Heathrow	The Summit Centre, Skyport Drive, Heathrow UB7 OLI	Freehold	£37,600,000	£2,109,300	£18,059,000
Heathrow	Cross Dock 60, Lakeside Industrial Estate, Heathrow SL3 OEL	Freehold	£16,550,000	£877,000	£7,434,000

	Total		£103,865,000	£7,182,590	£96,655,000

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Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

C - Macro Market Commentary

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CUSHMAN & WAKEFIELD

UK LOGISTICS & INDUSTRIAL REGIONAL OUTLOOK

WINTER 2020

Summary

•	Q4 take-up totalled 14.3 million sqft – the strongest Q4 ever recorded.

•	As a result, take-up for the whole year soared by 50% to 50.4 million sqft, eclipsing the previous record of 40 million sqft achieved in 2008 and 2018. When short-term deals are included, take-up reached 54 million sqft.

•	The number of deals (257) recorded was second only to 2008, and the average deal size the highest ever recorded over a calendar year (196,000 sqft).

•	E-commerce, led by Amazon, accounted for 30% of annual take-up, an all-time high (beating 2016’s record of 26%). If parcel delivery and postal services are also accounted for, Ecommerce made-up nearly 40% of total annual take-up.

•	From a regional perspective, the East Midlands, South East/East, Yorkshire and South West recorded their best year on record for take-up.

•	Availability was down by 6% in Q4 and 14% over the year to 61.6 million sqft. Some regions are now faced with a growing shortage of suitable stock.

•	Buoyed by a record Q4, logistics investment rose by 18% over the year to c.£8bn.

•	£4billion transacted during the last quarter across 113 deals, equating to an average lot size of £35 million.

•	Renewed yield compression (C&W Prime average yield came in by 20 bps during Q4) resulted in logistics capital values growing at their fastest monthly pace since 2017 (+1.9% in November).

Outlook

•	The shift to online shopping accelerated by the pandemic and lockdown is here to stay. When everyone thought online sales couldn’t go any higher after the first lockdown, aided by the festive season, they soared to a record high of 36%* during the November lockdown.

•	Likewise, many retailers have realised that in the post-COVID world they cannot ignore/delay any further investment in their online offering and delivery capabilities. For many the challenge boils down to making it economically viable due to the high cost of last mile and high return rates, in some cases.

•	Uncertainty linked to Brexit has dissipated following the last minute deal between the UK and EU and should facilitate decision making in 2021. Many occupiers are still busy working out practical implications of the deal and how to best serve the UK and continental markets in a cost-effective manner. Amazon for example has recommended sellers on its Marketplace to split inventory between the two blocks.

•	2021 is also likely to be the year of urban logistics and the year when redevelopment to logistics use increasingly makes economic sense, with London as focal point.

•	The weight of capital targeting UK logistics has never been greater, with many JVs including new entrants recently set-up. However the lack of suitable product could restrain transactional activity as well as increasing competition for the right assets.

Key Stats (for units => 50,000 sqft)	* Non-seasonally adjusted

	Value	Q-o-Q change	Y-o-Y change	High since 2008	Low since 2008
Take-up (Q4)*	14.3m sqft	-14%	+104%	14.3m sqft	6.4m sqft
Take-up (full year)*	50.4m sqft	na	+50%	50.4m sqft	25.2m sqft
Availability**	61.6m sqft	-6%	-14%	95.0m sqft**	55.4m sqft**
C&W Average Prime Big Box Rent	£8.20 psft	3.3%	4.3%	£8.20 psft	£6.00 psft
C&W Prime average yield	4.90%	-20bps	-20bps	8.20%	4.90%

*	Excluding short term deals
**	Since Q3 2019

Source: Cushman & Wakefield

Economy

LOCKDOWN DASHES EARLY RECOVERY HOPES

The latest lockdown announced in January has dashed hopes of an early economic recovery, and is set to pile further pressure particularly on the struggling retail and hospitality sector. In response the Chancellor has announced £4.6 billion worth of grants to support businesses and protect jobs.

The lockdown will likely give another boost to online sales, which during the November lockdown rose to a new high to 36% of total retail sales.

Manufacturing has breathed a sigh of relief following the last minute Brexit deal. Production indicators have pointed upwards recently, largely reflecting stockpiling before the end of the transition period. A levelling of manufacturing activity can be expected in the coming months as a result.

Occupier market

RECORD YEAR

2020 was a record year for the UK logistics market. The pandemic and ensuing lockdowns accelerated the shift to online, leading to a surge in space requirements from retailers to satisfy a burgeoning demand.

The last three months of 2020 were the strongest Q4 even recorded, with 14.3 million sqft transacted. As a result, annual take-up soared to an all-time high of 50.4 million sqft, with the Ecommerce and Post & Parcel operators accounting together for nearly 40% of the total.

Amazon alone acquired over 12 million sqft in 21 units. Even if we exclude Amazon’s multiple mezzanine floors, 2020 remains a record year with circa 43 million sqft transacted.

It is worth noting that take-up figure does not include some 3.5 million sqft of short-term lettings – mostly to accommodate a surge in inventory levels at the onset of the pandemic, NHS-driven PPE supplies and Brexit-related stockpiling.

The largest transaction in Q4 was the 870,000 sqft acquired by logistics company Weerts Group at Suffolk Park. A number of XL voids, such as Goliath (666,000 sqft) in the West Midlands, and Sherburn 667 (667,000 sqft) in Yorkshire, also let.

Manufacturing & consumer confidence

Source: Markit, ONS

Take-up

Source: Cushman & Wakefield

Take-up by sector

Source: Cushman & Wakefield

While the volume of space under offer has dropped off a little as many large requirements have now been satisfied, we were still tracking over 10 million sqft of impending deals at Q4, including several Ecommerce requirements. As publicly reported, Amazon remains on the hunt for a number of “last-link” delivery stations around the country.

Thanks to the high volume of transactions, availability fell by 6% and 14% over the quarter and the year respectively to 61.6 million sqft. Some regions are now faced with a growing shortage of suitable stock. As a result, prime headline rents grew at their fastest annual rate (+4.3%) since 2018 based on C&W Prime Rent Index.

Developers have sensed the opportunity and speculative development appears to be picking up again after slowing during the pandemic.

At Q4, we were tracking just under 6 million sqft across 43 units of committed speculative development for 2021. This year is therefore likely to surpass the 7.7 million sqft delivered during 2020 as new sites are being brought forward.

Due to growing pressures on the high street, there is a greater focus on retailers-released space. However, until now there has only been a limited amount of second-hand stock returned to market. Two of the most high-profile casualties of the retail crisis, Debenhams and Arcadia, are estimated to account for less than 2 million sqft of warehouse space.

Investment market

RECORD QUARTER BOOSTS VOLUMES

Buoyed by a record Q4, total logistics investment volumes rose by 18% over the year to c.£8 billion. If Logicor’s 2017 platform deal is not accounted for, Q4 2020 and 2020 will go down as the strongest quarter and year on record respectively.

£4 billion transacted during the last quarter across 113 deals, equating to an average lot size of £35 million. Despite a surge in the number of deals in Q4, overall the deal count in 2020 was still 30% lower than in 2019. The high deal volume in 2020 can therefore be attributed to the dominance of portfolios.

The regions (excluding London and the South East) accounted for circa 60% of volumes. The market was relatively well balanced between domestic and overseas capital, with the latter accounting for 56% of transactions.

Availability

Source: Cushman & Wakefield

C&W prime annual rental index by size

bracket (Dec. 2008 = 100)

Source: Cushman & Wakefield

UK logistics & industrial investment

volumes

Source: Cushman & Wakefield, RCA

Overseas investors continued to build scale through portfolios/larger lot sizes. The top five Q4 deals were portfolios sales to North American or Asian investors.

Blackstone remained acquisitive, acquiring the £473 million and £340 million Platform and EPIC portfolios respectively, the two largest deals of the quarter.

Institutions were net buyers during 2020, accounting for 45% of transactions. Building on successful capital raising, domestic REITs such as Urban Logistics REIT and Warehouse REIT remained very active.

In 2020 we also saw more buyers willing to acquire development upon practical completion due to the lack of available standing Grade A investment opportunities. This illustrates investor’s appetite to take on letting risk (as opposed to development risk) and also to achieve an edge on pure core margins.

Tristan Capital Partners for example acquired the 559,228 sqft More + development in Greater Bristol from Richardson/Barberry for £78 million.

Product came from a relatively diverse pool of sellers. Interestingly in Q4 we saw some UK institutions stepping up their disposals, possibly taking advantage of the very strong pricing and/or increasing cash buffers in some funds hit by falling retail valuations.

With many investors gearing up for further acquisitions this year, the question is increasingly where new product is going to come from. Several investors are long-term holders and developers are also increasingly choosing to “develop and hold”. Some disposals remain opportunistic. Starwood for example recently sold a portfolio for £260 million, after acquiring the same portfolio for c.£200 million at the end of 2019.

The market is likely to become even more competitive, especially in the Core/Core+ arena that is now being targeted by traditionally more opportunistic type of money.

In November, capital values for Distribution Warehouses grew at their fastest monthly pace since December 2017 (+1.9%), and by 1.4% y-o-y according to MSCI.

There are a number of investment vehicles that were set up in H2 2020 with significant firepower i.e. more than £500m to deploy, across the urban logistics and mid-box markets. This will further increase competition for the right product and support capital growth.

UK logistics & industrial investment by

buyer type in 2020

Source: Cushman & Wakefield, RCA

UK logistics & industrial investment by

region in 2020

Source: Cushman & Wakefield, RCA

Capital growth index

Source: MSCI, Cushman & Wakefield

London/South East/East

TAKE-UP SOARS TO NEW HIGH

•	The London and South East market went from strength to strength, registering the highest annual take-up on record in 2020 (10.7 million sqft).

•	The year finished on a strong note, with logistics provider Weerts Group taking 870,500 sqft at Suffolk Park and DHL pre-letting 482,000 sqft at London Gateway.

•	The largest deal of the year remains the 2.3 million sqft pre-let by Amazon at the former Littlebrook Power Station in Dartford in Q3.

•	It is no surprise that Ecommerce and parcel delivery operators accounted alone for nearly 50% of regional annual take-up (and one third of deal number), followed by 3PLs (30%). In London, several requirements continue to originate from film production studios.

•	Speculative development has also continued to let: Royal Mail let Magnitude 314 (314,123 sqft) at Magna Park Milton Keynes, while the first phases of Icon Harlow and Symmetry Park Bicester are now fully-let.

•	Availability is largely concentrated in the South East/East (80%) and was unchanged on annual basis at 13.2 million sqft.

•	Robust leasing activity have given developers confidence to launch new phases of speculative development, with 2.8 million sqf committed for 2021 as at Q4 (compared to a long term average of 1.6 million sqft). Again, the pipeline is largely accounted for by the South East/East (84%).

•	By contrast, supply of suitable distribution space remains constrained across Greater London. As at Q4, there were only ten Grade A units available for immediate occupation, of which five were under offer.

•	Growing competition for the best sites has pushed land values across the capital to new highs, with sites currently under offer for over £6m/acre, more than 50% higher than what was perceived as the maximum achievable price earlier in the year.

•	Increasingly we are seeing Ecommerce and data-centre operators competing with investors to secure sites within the M25. The surge in values is also accelerating the conversion of non-performing Out of Town retail assets to logistics.

Take-up

Source: Cushman & Wakefield

Availability

Source: Cushman & Wakefield

	Value	Q-o-Q change	Y-o-Y change
Take-up (Q4)	3.5m sqft	+50%	+102%
Take-up (full year)	10.7m sqft	na	+31%
Availability	13.2m sqft	+9%	0%
Of which, London	2.4m sqft	-11%	-6%
C&W Prime Rent (Big Box)	£17.50 psft	+11%	+11%
C&W Prime yield	3.85%	-15bps	-15bps

Source: Cushman & Wakefield

West Midlands

SUPPLY PLUMMETS

•	Following two weaker years, the West Midlands logistics market regained its shine during 2020. Take-up rose by 80% y-o-y to 6.7 million sqft, the highest total ever recorded.

•	3PLs and retailers were behind the largest deals: in Q4 Clipper took the largest standing unit in the West Midlands – Toys’R’Us former DC in Coventry (666,040 sqft) – while online retailer ASOS signed for AEW’s recently completed Fradley 437 development (437,054 sqft).

•	Demonstrating the strength of demand emanating from Ecommerce (and the growing incidence of global cross-border Ecommerce) E-fullfillment operator Super Smart Services continued to expand its Staffordshire base by taking an additional 425,000 sqft across three building during 2020.

•	Interestingly, pre-lets accounted for only 12% of take-up volume, with the balance taken by occupiers acquiring existing stock.

•	Absorption of spec-built space continued apace during the year, accounting for a near-record 44% of annual take-up.

•	Robust demand for readily available good quality stock, possibly heightened by the supply chains pressures linked to the Covid-19 crisis and Brexit, has caused supply to fall by over 30% of the year to 8.3 million sqft.

•	As a result, the West Midlands has swung from a position of oversupply to one of undersupply in the space of a few months.

•	Availability has fallen across all size brackets. In particular, there are only two Grade A buildings available above 200,000 sqft, of which one was under offer at Q4.

•	Developers/investors continued to bring forward new sites to fill the demand/supply gap: AXA for example recently acquired a 64-acre site in Nuneaton where it plans to develop up to 1 million sqft of logistics.

Take-up

Source: Cushman & Wakefield

Availability

Source: Cushman & Wakefield

	Value	Q-o-Q change	Y-o-Y change
Take-up (Q4)	3.1m sqft	+31%	+386%
Take-up (full year)	6.7m sqft	na	+79%
Availability	8.3m sqft	-30%	-36%
C&W Prime Rent (Big Box)	£7.25 psft	0%	0%
C&W Prime yield	4.50%	-25bps	-25bps

Source: Cushman & Wakefield

East Midlands

ACTIVITY SHIFTS UP A GEAR

•	2020 set a new record for take-up, which reached 9.9 million sqft (+22% y-o-y).

•	2020 rounded off three very strong years for the East Midlands logistics market where take-up averaged 8.3 million sqft per annum, compared to the ten-year average of 5.3 million sqft.

•	2021 will provide further indications as to whether the market has structurally shifted up a gear or leasing will eventually revert to its long term average.

•	During 2020, the region continued to a attract several large-scale requirements from 3PLs, retailers and Post & Parcel operators that together accounted for 75% of annual take-up.

•	The largest deal in Q4 was Royal Mail’s pre-let of an 850,000 sqft facility at Prologis DIRFT III. Another sizeable transaction in Q4 was the 427,670 sqft taken by CEVA at DC1 Prologis Park Kettering.

•	After supply peaked at 14.8 million sqft in Q2, brisk leasing activity brought it back roughly to where it was at end of 2019 (11.4 million sqft).

•	The East Midlands funnelled several short-term requirements for storage of inventory that remained unsold during the pandemic. These requirements account for just over one million sqft and are not reflected in the statistics.

•	Furthermore, nearly 1.5 million sqft across eight units was under offer as at the end of Q4, which points to a further tightening of ready-to-occupy space in the coming months.

•	It also worth noting that the largest five units available account for nearly 2.5 million sqft, or a quarter of total regional supply. This include the largest spec-built unit across the whole UK market – MPS1 (746,478 sqft) at Magna Park South, Lutterworth, which is currently available.

•	Against this background, there is no sign of appetite for engaging in new speculative development slowing: recently launched projects include Northampton Cross, two units totalling 354,000 sqft available in Q2 2021, and DC7/DC8 at Prologis Park Kettering (92,320 sqft and 245,721 sqft respectively), scheduled for completion in October 2021.

Take-up

Source: Cushman & Wakefield

Availability

Source: Cushman & Wakefield

	Value	Q-o-Q change	Y-o-Y change
Take-up (Q4)	2.7m sqft	-43%	+167%
Take-up (full year)	9.9m sqft	na	+22%
Availability	11.4m sqft	-9%	-4%
C&W Prime Rent (Big Box)	£6.75 psft	0%	0%
C&W Prime yield	4.50%	-25bps	-25bps

Source: Cushman & Wakefield

North West

LACK OF STOCK STARTING TO BITE

•	Following a relatively quiet 2019, take-up rose by 32% during 2020 to reach 4.7 million sqft.

•	Interestingly, the number of deals was the same as last year (30), reflecting the larger average deal size (159,000 sqft) in 2020.

•	Demand originated from all the major sectors. Not unusual for the North West, manufacturing was more prominent relative to the national average, accounting for one third of deals signed.

•	One of the most notable deals in Q4 was the letting of Unit 4 at Mountpark Omega, Warrington, to forklift manufacturer Jungheinrich at a headline rent of £6.95 over a term of 15-years. Following this transaction, phase 1 of the scheme is now fully let.

•	The largest deal of the year is the letting of a 555,970 sqft warehouse in Merseyside to Japan Tobacco International in Q1.

•	To satisfy their requirements, many occupiers turned towards speculatively built space that accounted for a record 60% of take-up volume. In contrast, pre-lets made up only 5% of annual take-up.

•	As a result, availability has fallen sharply since the beginning of the year, by over 40%, to 7.4 million sqft, well below the long term average of 9.3 million sqft.

•	Transactional activity was particularly strong in the 100-200,000 sqft category where the choice has narrowed from 33 to just 16 units at the end of 2020.

•	The lack of stock is even more apparent for larger units, with only eight buildings capable of accommodating requirements of 200,000 sqft and over, of which two were under offer at Q4, and one is due to PC in Q1 this year – unit 2 of phase II at Mountpark Omega (203,180 sqft).

•	Behind the scenes, a new speculative cycle appears to be slowly building as investors/developers compete fiercely to secure new sites, with a number of schemes on-site later this year including Port Cheshire, Symmetry Park Merseyside, Grand Central Trafford Park and Alpha 167 in Warrington.

Take-up

Source: Cushman & Wakefield

Availability

Source: Cushman & Wakefield

	Value	Q-o-Q change	Y-o-Y change
Take-up (Q4)	1.2m sqft	-17%	-9%
Take-up (full year)	4.7m sqft	na	+32%
Availability	7.4m sqft	-7%	-43%
C&W Prime Rent (Big Box)	£6.75 psft	0%	0%
C&W Prime yield	4.50%	-25bps	-25bps

Source: Cushman & Wakefield

Yorkshire & Humber

AMAZON BOOSTS TAKE-UP

•	2020 was another positive year for the Yorkshire logistics market.

•	Owing to Amazon’s 2 million sqft multi-mezzanine deal at Leeds Gateway 45 in Q2, take-up soared for the first time past the 6 million sqft mark.

•	Amazon is also understood to be under offer, subject to planning, on another 1.6 million sqft warehouse in West Yorkshire.

•	2020 also recorded the third highest number of deals on record (22), testament to the strength of the wider occupational market.

•	Retailers (including Ecommerce), 3PLS and parcel delivery operators accounted for nearly 85% of annual take-up volume.

•	In Q4, Clippers agreed terms on the largest existing building across the whole UK market (Sherburn 667 – 666,898 sqft), while Hermes pre-let a 339,821 sqft unit at Newlands, in North Yorkshire.

•	Robust leasing activity eroded further availability which fell by 21% over the year to 4.6 million sqft.

•	Supply remains severely constrained in West Yorkshire where as at Q4 there were no modern units immediately available above 100,000 sqft.

•	Nonetheless, a couple of developments that should serve to ease supply pressures are due come on line during Q2: Wakefield 515 (515,000 sqft) and PLP Wakefield (236,000 sqft).

•	In South Yorkshire, a number of speculative developments have replenished supply at the larger end of the market. These include Gateway 4 (411,470 sqft) in Doncaster and PLP Smithywood (346,300 sqft) near Sheffield. Both buildings are available for immediate occupation, quoting rents between £5.75-5.95 psqft.

•	There continues to be strong appetite for sites to bring forward new development. The Triangle Site in Leeds (10 acres) for example is under off at a record level while Homes England is selling 11 acres at Glasshoughton.

Take-up

Source: Cushman & Wakefield

Availability

Source: Cushman & Wakefield

	Value	Q-o-Q change	Y-o-Y change
Take-up (Q4)	1.5m sqft	+84%	+711%
Take-up (full year)	6.4m sqft	na	+71%
Availability	4.6m sqft	-6%	-21%
C&W Prime Rent (Big Box)	£6.25 psft	0%	0%
C&W Prime yield	5.00%	0	0

Source: Cushman & Wakefield

South West

RETURN OF MEGA-DEALS

•	2020 saw the return of larger scale deals that had been missing over the past two years, helping take-up reach an all-time high of 4.6 million.

•	Take up was significantly bolstered by Amazon’s pre-let of 2.4 million sq ft in a multi-level warehouse at Panattoni Park in Swindon in Q3.

•	Another notable leasehold transaction was the letting of Logicor’s WA248 (248,127 sq ft) at Western Approach, Avonmouth, to Wincanton.

•	New development in key regional logistics hotspots remained popular and continued to stretch headline rents

•	Two examples being the letting of Junction One (139,061 sqft) at Central Park in Avonmouth to Bart Ingredients at a rent of £7.35 psqft, and the letting of Radway Point 2 (100,000 sqft) in Swindon to manufacturer American Fujikura at a rent of £7.50 psqft. Both deals reflected new headline rents for their respective submarket/size category.

•	The Gloucester submarket continues to demonstrate consistently strong levels of take up with St Modwen’s first phase of St Modwen Park, Gloucester at Junction 12 of the M5 now let, achieving rents of £6.75 psqft, with work on Phase 2 now underway.

•	Positive leasing market dynamics contributed to a 7% fall in availability over the year, to 5.1 million sqft, a level well below the 10-year average of 6.8 million sqft.

•	In the Greater Bristol submarket, as a result of increased leasing activity in the Mid Box bracket, coupled with a natural pause in the development cycle as several schemes gear up for the their next phase of development, it has served to restrict supply of immediately available buildings to just a couple of units.

•	The Avonmouth market has on the other hand has seen the return of Big Box development, with Mountpark on site constructing a 360,000 sqft speculative cross docked unit due for completion in July 2021.

•	Refurbishment of second-hand stock by Hines and Hercules and Cribbs Causeway and M7 at Titan in Yate will help boost the supply of bigger box stock available by Q2 2021 in the Greater Bristol area by by a further 670,000 sq ft.

Take-up

Source: Cushman & Wakefield

Availability

Source: Cushman & Wakefield

	Value	Q-o-Q change	Y-o-Y change
Take-up (Q4)	0.7m sqft	-80%	+246%
Take-up (full year)	4.6m sqft	na	+257%
Availability	5.1m sqft	-13%	-7%
C&W Prime Rent (Big Box)	£7.50 psft	+2.0%	+3.4%
C&W Prime yield	4.75%	-25bps	-25bps

Source: Cushman & Wakefield

Wales

ROBUST TAKE-UP OFFSET BY ANNOUNCED CLOSURES

•	2020 witnessed a strong year of take-up in the South Wales market, rising by nearly 50% over the year to 2.5 million sqft, above the 10-year average of 2.3 million sqft.

•	Take-up across the region was skewed by the VP sale of the former TATA Steel Orb Works site in Newport, being 787,215 sqft, to regional property company Formaction in Q3.

•	In another noteworthy deal, Owens Transport acquired the freehold of the Former Schaeffler Premises (235,900 sqft) in Llanelli at the start of the year.

•	Entertainment and filming studios were again active in 2020, representing a sector that continues to perform strongly in the region. In Q4, Great Point Media let the former Pinewood Studios (177,716 sqft) in Cardiff while Urban Myth Films expanded their operation in Newport, taking the former Atlas Elektronik premises (163,970 sqft) on a new lease.

•	Besides the headline stats, there was disappointing news for the sector regionally with hopes of turning South Wales into a car battery manufacturing hotspot dealt a blow by British Volt’s decision to build its fist UK Gigafactory in the North East instead of in St Athan, near Cardiff airport.

•	The region also lost out on INEOS who shelved plans to move their new automotive facility to Bridgend, instead favouring a French location.

•	The fallouts of two recent closures in the manufacturing sector did serve to skew the spike in availability than was evidenced in 2020. Namely the Quinn Radiator facility in Newport (c. 1 million sqft), and Ford 1.6 million sqft in Bridgend plant which is due to return to market in the near future.

•	The nature of much of the available bigger box stock in South Wales remains of a more dated Grade B/ Grade C quality, which continues to frustrate some of the longer standing occupier requirements in the region.

•	However, encouragingly, speculative development is returning with St Modwen’s new builds at their Newport scheme comprising two units of 100,000 sqft and 30,000 sqft due to complete in Q2 2021.

Take-up

Source: Cushman & Wakefield

Availability

Source: Cushman & Wakefield

	Value	Q-o-Q change	Y-o-Y change
Take-up (Q4)	0.8m sqft	-14%	+11%
Take-up (full year)	2.5m sqft	na	+45%
Availability	6.7m sqft	+28%	+76%
C&W Prime Rent (Big Box)	£5.50 psft	0%	0%
C&W Prime yield	5.15%	-10bps	-10bps

Source: Cushman & Wakefield

North East

AMAZON CONTINUES EXPANSION DRIVE

•	2020 was a busy year for the North East logistics market, which saw the return of mega deals that propped the market in 2018.

•	Amazon’s 2.15 million sqft pre-let at Follingsby Max, Gateshead, in Q2 sent annual take-up past 3.7 million sqft.

•	Amazon has also submitted planning for another 2 million sqft fulfilment centre, which would be its fourth in the North East in the space of just three years.

•	The market equally welcomed car battery maker British Volt’s decision to build its first UK Gigafactory in the North East instead of Wales. The 4 million sqft plant will be built in Blyth, Northumberland, and should be operational in 2023.

•	Similarly, the last minute Brexit deal has cleared some of the uncertainty surrounding Nissan’s operations in Sunderland.

•	The NHS was also acquisitive during the pandemic and let 423,439 sqft across three buildings on a three, five and ten-years term.

•	Generally, the region continues to benefits from its greater availability of labour and sites and lower labour cost that make it a competitive destination for large-scale, labour-intensive operations.

•	Brisk leasing activity combined with the absence of new development caused availability to dip further to just over 2 million sqft across 20 units, of which only one is Grade A specifications.

•	Encouragingly, developers/investors are starting to respond to the acute shortage of modern industrial/distribution space: L&G and Sunderland Council are bringing forward 610,000 sqft over two phases at Hillthorn Business Park, with phase 1 (309,500 sq ft across 5 buildings) due to start later this year.

•	Likewise, Priority Space has plans for five smaller spec units ranging from 20-60,000 sq ft, also due to come on line later in 2021.

•	These developments will help test rental levels across the region. For units of 50-100,000 sqft rents of £6 psqft have recently been achieved.

Take-up

Source: Cushman & Wakefield

Availability

Source: Cushman & Wakefield

	Value	Q-o-Q change	Y-o-Y change
Take-up (Q4)	0.5m sqft	-5%	+20%
Take-up (full year)	3.7m sqft	na	+143%
Availability	2.2m sqft	-1%	-21%
C&W Prime Rent (Big Box)	£5.50 psft	0%	0%
C&W Prime yield	5.00%	-25bps	-25bps

Source: Cushman & Wakefield

Scotland

LACK OF STOCK REMAINS UNRESOLVED

•	Take-up of units of 50,000 sqft and above fell by 38% during the year to 1 million sqft across 10 deals in 2020.

•	This is partly attributable to the persistent shortage of modern suitable stock.

•	During the pandemic a significant proportion of activity related to two sectors: public services and Ecommerce.

•	In Q4, the NHS let some 280,000 sqft of distribution space across two buildings at Eurocentral, Motherwell, drastically reducing the amount of readily available space in one of Scotland’s prime logistics parks.

•	On the Ecommerce front, Amazon pre-let c.200,000 sqft, including a 144,000 sqft unit at Glasgow Business Park on a 15-year term. Amazon also pre-let a 50,000 sqft near Aberdeen.

•	The release of second-hand stock pushed availability by 8% over the year to 2.5 million sqft.

•	Supply however remains well below the long term average of 3.2 million sqft.

•	The continuing shortage of modern and new warehouse space means occupiers with pressing property requirements often have no choice other than settling for inferior quality accommodation.

•	With no new developments being built, the demand/supply imbalance is likely to persist, pushing occupiers towards BTS where circumstances allow it.

Take-up

Source: Cushman & Wakefield

Availability

Source: Cushman & Wakefield

	Value	Q-o-Q change	Y-o-Y change
Take-up (Q4)	0.4m sqft	+100%	-54%
Take-up (full year)	1.0m sqft	na	-38%
Availability	2.5m sqft	-6%	+8%
C&W Prime Rent (Big Box)	£6.00 psft	+9.1%	+9.1%
C&W Prime yield	5.50%	-10bps	-10bps

Source: Cushman & Wakefield

KEY CONTACTS

RICHARD EVANS
Head of UK Logistics & Industrial
T: +44 (0)20 7152 5132
E: richard.evans@cushwake.com

GORDON REYNOLDS
Partner – Agency London
T: +44 (0)20 7152 5023
E: gordon.reynolds@cushwake.com

SIMON LLOYD
Partner – Agency Birmingham
T: +44 (0)121 697 7392
E: simon.f.lloyd@cushwake.com

ED CORNWELL
Partner – Capital Markets
T: 44 (0) 20 7152 5103
E: edward.cornwell@cushwake.com

CHARLES HOWARD
Partner – Capital Markets
T: 44 (0) 20 7152 5364
E: charles.howard@cushwake.com

ED FULLER
Partner – Valuation & Advisory
T: 44 (0) 20 7152 5144
E: ed.fuller@cushwake.com

RESEARCH

BRUNO BERRETTA
UK Logistics Research & Insight
T: +44 (0) 203 296 2682
E: bruno.berretta@cushwake.com

©2020 Cushman & Wakefield. All rights reserved.
The information contained within this report is gathered from multiple sources believed to be reliable.
The information may contain errors or omissions and is presented without any warranty or representations as to its accuracy.

Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

D- Individual Property Reports

•	Pallion Industrial Estate, European Way, Sunderland, SR4 6SJ, United Kingdom

•	Sheffield Business Park, Europa Link, Sheffield, S9 1XU, United Kingdom

•	Dumers Lane, Bury, BL9 9UE, United Kingdom

•	Vantage Point, Wolseley Road, Bedford, MK42 7EF, United Kingdom

•	211-241 MacLellan Street, Kinning Park Glasgow, G41 1RR, United Kingdom

•	The Summit Centre, Skyport Drive, Heathrow, UB7 0LJ, United Kingdom

•	Cross Dock 60, Lakeside Industrial Estate Colnbrook, Heathrow, SL3 0EL, United Kingdom

11

Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

Pallion Industrial Estate, European Way, Sunderland, SR4 6SJ, United Kingdom

12

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Individual Property Report for:

Pallion Industrial Estate, Sunderland SR4 6SN

United Kingdom

1

Project United IV
Property known as:Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Individual Property Report:

Executive Summary

CHAPTER 1 : PHYSICAL CHARACTERISTICS	6

CHAPTER 2 : LEGAL	11

CHAPTER 3 : OCCUPATIONAL MARKET	14

CHAPTER 4 : MANAGEMENT	18

CHAPTER 5 : PROPERTY INVESTMENT MARKET	20

CHAPTER 6 : VALUATION RATIONALE	23

CHAPTER 7 : VALUATION CONCLUSIONS	25

CHAPTER 8 : SWOT ANALYSIS	27

ATTACHMENTS :

•	Photographs

•	Location Plans

•	Property Boundary Plan

•	Tenancy schedule

•	Valuation Calculations

2

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

EXECUTIVE SUMMARY

CHAPTER 1 : PHYSICAL CHARACTERISTICS

Property Identification:	Pallion Industrial Estate, Sunderland SR4 6SN

Property type:	Industrial

Inspection date:	6 January 2021

Locational quality:	Secondary

Floor areas:	14,244.73 sq.m/ 153,334 sq ft. GIA

Car Parking:	Not specifically demarcated

Condition:	Good (excepting two units)

Highest and Best Use confirmation:	Yes

Observations

•	Arranged as seven principal parcels of land, separated by estate roads and land and buildings that whilst included within the freehold title have been sold long leasehold at peppercorn rents

•	Our analyses within this report exclude long leasehold parts

•	The Property comprises nine buildings, four of which have been subdivided so providing 15 trade counter and industrial units of which all but two are occupied.

•	Constructed in the early 1990s

CHAPTER 2 : LEGAL

Tenure:	Freehold

Tenancy overview:	Multi-let to 15 tenants, with two units vacant those

being 19.6% of GIA

Current contracted rent:	£522,043 per annum

Topped up	£659,793 per annum

W.A.L.E.	3.25 years

Unusual lease terms:	None noted

Observations

•

We have been provided with copy leases in respect of Units 13, 39B, 40, 34A, 34B, 37, 35D and 38, which we have assumed to be representative. All are institutional and on full repairing or effective full repairing terms with Unit 13 being the only lease that includes a Schedule of Condition (and that over part only). Rent reviews, where included, are to Market Rent, although some leases include stepped rents.

3

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Executive Summary (continued)

CHAPTER 3 : OCCUPATIONAL MARKET

Market & sub market name:	Sunderland

Position in market / sub-market:	Secondary

Market Rent:	£694,190 per annum

Reletting / retention prospects:	Good. We understand there is interest in the two vacant units and we have been informed by the vendor’s agent with the only tenant that has indicated that they may move being Sunderland AFC.

New tenant Incentives:	Equivalent to 3 months rent free per 5 years certain – up to 6 months on larger units

Observations

•	Strong re-letting prospects

•	Good potential for rental growth

CHAPTER 4 : MANAGEMENT

Vacancies:	Two units representing 19.6% of GIA

Service charge level relative to market:	Low – estimated at £0.11 per sq ft

Extraordinary Capital Expenditure requirement:	£300,000 for refurbishment of Unit 26 and minimum £300,000 for Unit 39A, to include improved access

Observations

•	The vendor has agreed most of the above as a deduction from the agreed price and to reflect the cost of repairs to the two vacant units.

•	On completion of the required works value will immediately increase to reflect the refurbishment and should improve further once the vacant units are re-let.

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Prime yield:	6.50%

Likely purchaser type:	Institutional or property company

Marketing/Exposure Period:	6 months

Market condition direction:	Stable/improving

Observations

•	This is an improved location, with scope to improve some rents on lease renewals/reviews

•	Yield and value improvement following repairs to the two vacant units and re-letting

4

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Executive Summary (continued)

CHAPTER 6 : VALUATION RATIONALE

.Valuation method used:	Investment

CHAPTER 7 : VALUATION CONCLUSIONS

Valuation date:	14 January 2021
RICS defined Market Value:	£7,365,000
Net Initial Yield:	5.92%
Equivalent Yield (nominal):	7.85%
Reversionary Yield (nominal):	8.84%

Market Value subject to the Special Assumption of Vacant Possession:	£6,275,000
Indication of Reinstatement Cost:	£12,480,000 (excluding estate roads)
Suitability for loan security:	Good

5

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

CHAPTER 1 : PHYSICAL CHARACTERISTICS

LOCATION

Property Identification

The property is at the address, Pallion Industrial Estate, Sunderland SR4 6SN (hereafter “the Property”).

Location - macro

The Property is located in Sunderland, which is 12 miles south of Newcastle, 12 miles northeast of Durham and 30 miles north of Middlesbrough. Sunderland is the largest of the five metropolitan boroughs that make up the Tyne & Wear conurbation.

Location - micro

Pallion Industrial Estate is situated above the south bank of the River Wear on the west side of Sunderland close to the Northern Spire Bridge and two miles from the city centre. The surrounding area is almost entirely industrial in nature. Occupiers close by (outside the vendor’s ownership) include Paragon, Orange Box and Nor Dem Reclamation.

Accessibility and Transportation

Transport links are good in that the A19 is two miles to the west of Sunderland (and the Property) and provides access to Newcastle to the north and Teesside to the south. The A1 is readily accessible via the A690.

Local rail services are available from Sunderland to Newcastle and the East Coast Mainline. The shortest journey time to London is under 2 hours and 30 minutes.

Domestic and international flights are available from Newcastle and Durham Tees Valley Airports

PROPERTY DESCRIPTION

Inspection

The Property was inspected externally from ground level, and internally on 6 January 2020 by Julie Taylor MRICS of C&W. We were unable to view the interior of Units 37, 34A, 35B/C/D, 39A, 26 and 13.

General

•

The Property comprises an industrial estate in multi-occupation and includes some trade counter units. Whilst originally the major part of Pallion Industrial Estate was in the ownership of UK Land, several parcels of land have been sold off, including the former Rolls Royce site in the northwest and centre of the estate, so the remainder is fragmented.

•	Our analyses exclude areas that have been sold long leasehold.

•	The Property comprises nine separate buildings, four having been subdivided to form 16 lettable units plus a telecommunications mast.

•	The units date from circa 1990 with the exception of Unit 13, which is from the 1960s and Unit 26 from the 1970s.

•

All units are standard rectangular units of steel portal frame construction. Elevations are generally of cavity brick to 2m with profiled metal sheeting above and to the roofs, which include GRP rooflights.

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Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

•	Unit 13 was subject to refurbishment, demolition of part and over-cladding of principal elevations in 2019.

•	All units include integral offices, some over two floors and generally of good quality with gas fired central heating and suspended ceilings.

•	All units include sectional or roller shutter doors to provide vehicular access.

•	Units 37, 38 39A and B and 26 include secure yards, although all units include parking and loading areas at the front.

•

We were unable to view either of the two vacant units. Unit 26 became vacant recently when the former tenant went into administration. It includes a large tarmac surfaced yard and ground floor offices with concrete mezzanine above. The eaves height appears to be relatively low.

•	Unit 35A was vacated by Rolls Royce (we assume in 2018) but is compromised by having a small yard at the rear with poor access to it.

•	All other units meet market expectations.

Services

We understand that all mains services are available to the site.

Site and Lettable floor areas

The Property is a modern (1990s) trade counter and industrial development.

Floor areas are detailed in the tenancy schedule. The property provides a total of 14,244.73 sq.m/ 153,334 sq ft. Gross Internal Area.

As instructed, we have utilised the floor areas provided by M7 for the purposes of our valuation. We have made an Assumption that these areas have been measured and calculated in accordance with the RICS Professional Statement RICS Property Measurement 1st Edition 2015.

Site

The total site area is 54.13 acres (21.907 hectares) plus at Pallion West (Unit 26) a further 2.15 acres (0.87 hectares), however this includes all the areas that have been sold long leasehold and also all estate roads.The remaining site is fragmented.

On the attached plan areas that are included in this valuation are all coloured yellow but now exclude plots coloured yellow but numbered 16/33, 16/4, 16/4x, 16/5x and the white car park area next to 16/8. Estate roads all have a tarmac surface and appear to be in satisfactory condition. There are some areas of landscaping within the estate boundaries, mostly grass and at the top end of the estate, near the estate entrance.

Car Parking

Each unit includes car parking spaces that meet market expectations, although spaces are generally not demarcated, which is usual for industrial units.

Maintenance Issues / Condition

We have not carried out a building or condition survey.

During the course of our inspection of the Property we noted that it appears to have been well maintained having regard to its age, use and condition.

7

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

There are exceptions in that the vacant Unit 26 and 39A have both been left in poor condition. Because of this we have been informed that the vendor has agreed a price deduction of circa £300,000 in respect of Unit 26 and will hand over to the buyer the agreed sum for dilapidations for Unit 39A, which we understand to be circa £200,000.

The tenant would not allow internal access to Unit 13, but whilst over-clad and so presenting well, the rear part does not and at the time of inspection water was gushing from a broken downpipe at the rear.

We have been provided by the borrower with a schedule setting out estimated capex in respect of this estate. This was prepared by Arcadis and before Unit 26 became vacant. It estimates potential costs at only £6,100 in immediate repairs, £241,000 in years 2-5 and £50,000 in years 6-10 (total £297,100). However it also identifies costs totalling £572,000 in respect of vacant 39A “including dilapidations liability of £300,000”. This is significantly in excess of figures agreed and may therefore result in a shortfall for the buyer. Other than to the vacant units much of the expenditure detailed relates to roof repairs due to cut edge corrosion.

We have deducted £300,000 in respect of Unit 26 and £300,000 for Unit 39A explicitly within our valuation to allow for refurbishment in order to achieve our Market Rents for those units.

We consider the buildings have a minimum remaining economic life, provided they are properly maintained, of 25 years, less for Units 26 and 13 unless subject to further refurbishment.

Environmental Considerations

We have been provided with a copy of a draft Phase 1 Environmental Report prepared by Nova Ambiente on behalf of The Blackstone Group International Partners LLP and dated September 2020. The estate has been developed for industrial use since the 1950s. The report concludes that “subject to no significant on-site ground works being undertaken, the level of environmental risk associated with the Property is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition”.

Our valuation has been prepared on the basis that the Property does not suffer from contamination.

Energy Performance Certificate

The Energy Efficiency (Private Rented Property) (England and Wales) Regulations 2015 establish a minimum level of energy efficiency for privately rented property in England and Wales.

There are important matters that should be considered when reviewing an EPC, as follows:

The quality of an EPC can vary significantly due to the historic limited regulation of assessors. This has improved significantly, however EPCs are valid for 10 years and therefore there are still a number of poor quality EPCs in the market. Furthermore, the age of an EPC is an important consideration because its accuracy will degrade over time. It is recommended that EPC’s are reviewed regularly and at least every 5 years.

The accuracy can also vary significantly due to the calculation methodology. Since their inception in 2008, there have been several changes to the way EPCs are calculated, including an update to Part L (Conservation of Fuel and Power) of the Building Regulations in 2011. That said, when there is a lack of information, an assessor will make default assumptions, usually based on the worst-case scenario this, in turn, can lead to an inaccurate default certificate.

8

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Where the Property’s EPC rating falls within E, F or G, we would recommend that you ensure an ‘Action Plan’ is put in place by the Borrower. An ‘Action Plan’ would set out how the Borrower is going to ensure compliance with MEES regulations through an energy efficiency improvement programme. The process would highlight opportunities to implement works during void periods or lease breaks, or as part of the on-going maintenance and plant renewal programme. We recommend you monitor the implementation of this Plan over the period of the loan.

We are not able to comment on the quality or accuracy of a specific EPC and we would advise undertaking your own quality assurance measures. We are not qualified to make an assessment of costs associated with improving non-compliant properties.

Energy Performance Certificates (EPCs) must be produced for all properties before being marketed for sale or lease.

Impact on the Property

We have reviewed the EPC Register which has the following record for the Property and have summarised the key details below. It will be noted that 13b has a rating of F. As the Register refers to this as “Offices and Workshop” this may be the part of Unit 13 that was demolished in 2019.:

Address	Date of Assessment	EPC Rating
Unit 13a	3 May 2013	D (91)

Unit 13b	29 September 2014	F (144)

Unit 26	8 February 2017	C (65)

Unit 39a	Not identified

Unit 39b	8 February 2017	C (59)

Unit 40	Not identified

Unit 34a	8 February 2018	D (81)

Unit 34b	31 September 2017	D (94)

Unit 35a	8 February 2017	C (69)

Unit 35b	16 September 2020	C (67)

Unit 35c	29 January 2019	C (68)

Unit 35d	14 March 2017	D (94)

Unit 36a	12 January 2015	E (122)

Unit 36b	20 July 2011	C (75)

Unit 36c	11 March 2020	D (88)

Unit 37	8 February 2017	D (83)

Unit 38	8 February 2017	D (77)

Change of use potential

•	Suitability for current use / Highest and best use confirmation: Yes

9

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

•	Obsolescence and economic life: We consider the building has a minimum remaining economic life, provided it is properly maintained, of 25 years.

•	Excess development land: No

•	Alternative Uses (if any): On account of the macro location of the asset, the current use is considered to be the ‘highest and best’.

Section Observations

•	None

Attachments

•	Photographs

•	Location/Street Plan

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Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

CHAPTER 2 : LEGAL

Tenure

Freehold

No reports have been provided to us other than some occupational lease summaries.

Land Registry Information

Certificate of Title Numbers: TY251877

Zoning, building licences, or planning

Sunderland City Council

sunderland.gov.uk

Planning policy for the area is contained within the Core Strategy and Development Plan that was adopted in January 2020 and sets out strategy to 2033.

The Plan contains policies and proposals for the physical development and use of land, including measures for the improvement of the environment and management of traffic and takes social and economic factors into account. The Plan forms the basis for day to day control of development under Part III of the Town and Country Planning Act 1990.

Pallion Industrial Estate (both east and west) is marked as Key Employment Area 4. and will be safeguarded for B1 (Business – excluding B1a), B2 (General Industrial) and B8 (Storage and Distribution) employment uses. Key Employment Areas (KEAs) are those existing employment areas which are still required to meet anticipated needs for employment floorspace over the plan period but are recognised as older and less effective employment areas, in locations of weaker demand. Key Employment Areas can be used for alternative uses where it can be demonstrated that they are no longer required to meet employment needs and the proposed alternative development would be appropriate. Where industrial users within a Primary Employment Area or Key Employment Area require a ‘trade counter/factory shop’ this should be limited to a maximum of 500m² or 15% of the existing industrial floorspace and only be used for the sale of goods made or stored on the premises. There are no proposed highway schemes in the immediate area although the final phases of Sunderland Strategic Transport Corridor are due for completion within the plan period.

The council’s website indicates that there are no outstanding planning applications in respect of the Property, which is not listed nor in a conservation area.

A summary of planning applications in recent years can be seen below:

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Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Planning History

Date	Application No	Status	Details
June 20165	16/01504/FUL	Approved	Change of use from light industry (B1) to Gym (D2)

February 2019	18/01792/FUL	Approved	Demolition of existing office block and recladding of North elevation on Unit 13.

March 2019	19/00236/SUB	Amendment to previous application	To include requirement for an asbestos survey

October 2020	20/00996/MW3	Approved	Household Waste Recovery Centre including re-use centre/shop, staff facilities and associated infrastructure (Former Rolls Royce)

December 2020	20/01752/FU4	Approved	Erection and use of a mobile ready mixed concrete plant with ancillary facilities including use of the existing access, on land adjacent to European Way (former Rolls Royce)

Tenancy overview

The freehold title to Pallion Industrial Estate includes eleven plots that have been sold long leasehold. These comprise the areas hatched in pink on the attached site plan plus the former Rolls Royce site, shown in yellow on the attached plan and numbered 16/33, 16/5X, 16/4X and 16/4. The October and December 2020 planning permissions above relate to the Rolls Royce site. Our understanding is that all those sites have been sold long leasehold for a 999 year term at a peppercorn rent without review and that long leaseholders are all responsible for a fair contribution towards maintenance of the estate roads.

As regards the remainder of the site there are currently 15 tenants. Two units are vacant.

Based on the site inspection we can confirm that the tenancy schedule matches the observations made during the site inspection.

Lease Abstract

We have had sight of draft Lease Reports prepared by Herbert Smith Freehills (undated) for eight of the occupational leases. We have relied on the information therein.

Covenant

The market’s perceived covenant strength of the tenants is mixed. It includes some strong covenants (Saint Gobain and the trade counter operators plus Amcare) with otherwise more local, but generally established) occupiers.

Covenant strengths are in line with market expectations for an estate of this type.

Property Tax

In England, the Non-Domestic Rating Multiplier for the fiscal year 2020/2021 has been set at 51.2 pence.

We understand the Property is assessed as follows.

Demise	Tenant	Description	Rateable Values
Unit 13	St Gobain trading as Jewsons	Warehouse & Premises	£47,500
Unit 26	Vacant	Warehouse & Premises	£53,500
Unit 39a	Vacant	No separate assessment
Unit 39b	Amcare Limited	Factory & Premises	£60,000
Unit 40	Sunderland AFC	Factory & Premises	£48,500

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Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Demise	Tenant	Description	Rateable Values
Unit 34a	Learning Curve	Factory & Premises	£38,500
Unit 34b	YESSS Limited	Warehouse & Premises	£36,750
Unit 35a	Edmondson Electrical Limited	Warehouse & Premises	£25,250
Unit 35b	Luke Kennedy	Factory & Premises	£9,300
Unit 35c	Flooring Services Commercial Limited	Warehouse & Premises	£16,750
Unit 35d	Home Living (NE) Limited	Factory & Premises	£34,000
Unit 36a	Toolstation	Factory & Premises	£13,250
Unit 36b	4Louis	Factory & Premises	£15,000
Unit 36c	Parmy Limited	Factory & Premises	£13,250
Unit 37	Metal Improvement Company Inc	Factory & Premises	£39,000
Unit 38	GK Fabrications	Factory & Premises	£46,750
Unit 43	Vodafone	Assessment not identified

The Government introduced a new five-year transitional rate relief scheme to phase in the new 2017 Rateable Values. For 2020/2021, the limits are as follows:

Maximum increases			Maximum decreases
Large properties (RV above £100,000)	Medium properties (RV over £28,000 in London and £20,000 outside)	Small properties (RV under £28,000 in London and £20,000 outside)	Large properties (RV above £100,000)	Medium properties (RV over £28,000 in London and £20,000 outside)	Small properties (RV under £28,000 in London and £20,000 outside)
6%	25%	15%	4.8%	25%	55%

Empty Rates

For 2020/2021, industrial properties in England are entitled to 100% relief for the first six months they are vacant.

We have reflected the potential empty rates liabilities in our valuation.

Section Observations

•	None

Attachments

•	Plan identifying the boundaries of the Property

•	Tenancy schedule

13

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

CHAPTER 3 : OCCUPATIONAL MARKET

ECONOMIC CONTEXT

Please see the Market Overview towards the front of this valuation report.

THE MARKETPLACE FOR INDUSTRIAL TENANTS

Macro market overview

Please see the Market Overview towards the front of this valuation report.

Micro market overview

The industrial market has seen record take-up figures in recent years across the North East. After a quiet April due to lockdown, activity has gathered significant momentum since mid-May and this converted into a busy year for the North East industrial market.

Supply of stock remains severely constrained with only a couple of Grade A buildings (50,000 sq. ft.+) remaining available to let across the entire region. Agents are reporting a flurry of deals across all size ranges.

Having had over a decade with virtually no notable speculative development in the region there remains a severe shortage of quality of any size and significant rental growth is evident in almost all subregional markets.

Sunderland has a strong industrial base, being the European home to Nissan, and with 18% of all jobs being within the manufacturing sector, 9% above the UK average. The last minute Brexit deal has cleared some of the uncertainty surrounding Nissan’s operations in Sunderland.

Generally, the region continues to benefit from its greater availability of labour and sites and lower labour cost that make it a competitive destination for large-scale, labour-intensive operations.

Industrial take-up in Sunderland has remained relatively strong over the last year in spite of the Coronavirus pandemic, corroborated by both transactional evidence and local agents, who suggest that demand has risen due to the need for PPE and parcel storage and distribution. The largest deal agreed was for incumbent occupier Griffith Textile Machines, who took 96,700 sq ft on Alston Road at £4.95 per sq ft.

There was also significant activity within the smaller, more typical standard industrial size-bands with demand focused on both pharmaceutical firms and distributors. Cushman and Wakefield are active in the local market and we are aware that the market is very buoyant and there is a massive lack of stock.

Prime rental values in Sunderland are at around £5.00 per sq ft for larger units, although higher rents are achieved on smaller units.

Take up

Over the five years to Q3 2020 the amount of space pre-let/purpose-built in Sunderland averaged 108,000 sq ft per year, or 39% of take up. There were no pre-lets/purpose-builds over the 12 months to Q3 2020.

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Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Over the five years to Q3 2020 Big Sheds accounted for 35% of take up, which is below the North & Scotland average of 44% but not surprising given the location. However, whilst Big Shed deals represent a large share of take up, this comprises only two deals over the last five years.

Within the Standard Industrial market - units under 100,000 sq ft - the size-band that saw the largest share of take up in Sunderland over the five years to Q3 2020 was the 25,000 to 50,000 sq ft bracket, accounting for 20% of all space. In comparison, over the 12 months to Q3 2020, the 50,000 to 100,000 sq ft sizeband saw the largest share of take up at 39%. The market for smaller units was hit by lockdowns in 2020 as companies providing non-essential services closed.

Supply

The latest official government stock data for Sunderland suggests that industrial stock at 2019 was 19.8 million sq ft of which only 4.8% is less than 5 years old. The vacancy rate is reported as 4%, in comparison with 6% for the North and Scotland. The Sunderland area includes Washington, home to Nissan UK and the prime industrial location in the area.

Rental Comparables

We have set out below the latest rental evidence, four of which are from Pallion Industrial Estate and so the most relevant to the valuation although from the additional off-site evidence it is clear that rents achieved at Pallion fit into the pattern across the city. There are also two vacant units at Pallion to consider. Unit 39A became vacant when Rolls Royce vacated in 2018 and we understand that since then the current owner has been trying to agree a dilapidations settlement prior to refurbishing, which has held up marketing. There are particulars available however and the quoting rent of £70,150 pa reflects £4.75 per sq ft.

The other unit that has become available (since December 2020) is Unit 26, an older low eaves unit but with a large secure yard. Particulars are not yet available, but we were informed that the asking rent following refurbishment will be £81,000 pa (£5.09 per sq ft).

We were informed by the agent for the landlord that there had been strong interest in 39A from Gentoo, who currently share space in Unit 13 with Jewsons, with Gentoo seeking a 10 year term and also wanting to know the level of incentives available on a 15 year term, so all very positive. However, since Unit 26 became available that appears to have become their preferred unit, due to the inclusion of the large yard. Whilst terms have not yet been agreed (and indeed the tenant of Unit 40 indicated they had been expecting to assign to Gentoo but that things had “gone quiet”) it is all very positive and supports relatively high ERVs for these units when upgraded.

•  Unit 35D Pallion Industrial Estate, Sunderland

Open market letting to Home Living (NE) Ltd on an industrial/trade counter unit of 7,211 sq ft. Let for 5 years from 29 June 2020 with a break option after 3 years. Initial rent £38,700 pa (£5.40 per sq ft) headline but variable rent over 5 years averages £4.80 per sq ft. No rent free. The most recent open market letting on Pallion Industrial Estate, for one of the larger potential trade counter units.

15

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

•  Unit 13, Pallion Industrial Estate, Sunderland

Open market letting to Jewsons. This is the oldest unit on the estate (1960s) and also the largest at 35,170 sq ft. Refurbished but the new cladding is to the north and west elevations only. Undoubtedly the worst unit on the estate so whilst this is a recent deal the unit is not representative of the remaining units. 10 year term from 11 October 2019 with break option after 5. Rent £90,000 pa (£2.61 per sq ft) headline increasing to £100,000 in 2024. 6 months rent free with a further 6 months if the break is not triggered.

•  Unit 36C, Pallion Industrial Estate, Sunderland

Lease renewal to Parmy, a longstanding tenant on the estate. This is one of the smallest of the modern units at the top end of the estate (2,810 sq ft) and this deal is in line with those on the two other units in this terrace. A good quality unit with good quality ground floor offices. Rent £17,250 pa (£6.10 per sq ft) for a 3 year term from 22 March 2019.

•  Unit 38, Pallion Industrial Estate, Sunderland

Open market letting to GK Fabrications on an industrial unit of 10,376 sq ft. Let for 5 years from 14 January 2019. Initial rent £41,750 pa (£4.00 per sq ft) increasing to £52,000 pa (£5.00 per sq ft) after two years. No rent free. This unit was refurbished prior to letting following the administration of a former tenant. It is a good quality modern unit with good first floor offices and small but secure yard at the rear.

•  Site F2, 90 Alexandra Avenue, Southwick Industrial Estate, Sunderland

Lease renewal to Howdens Joinery Properties Ltd on an industrial/trade counter unit of 12,165 sq ft (VOA area). Let for 10 years from 29 September 2020 with a market rent review after 5 years. Rent £58,500 pa (£4.80 per sq ft) headline and rent free to 20 May 2021. Location is to the north of the river, but not in a trade counter location so not as good as the modern units at Pallion. Size is similar to the larger units at Pallion.

•  Unit C, Sunrise Enterprise Park, Sunderland SR5 3RX

Currently being marketed as available when refurbished is this unit of 28,257 sq ft from around 1990. With integral offices and two loading doors the asking rent of £130,000 pa reflects £4.60 per sq ft. This is exactly what was achieved on a letting of Unit 3 Sunrise Enterprise Park, a similar unit close by. Location is similar to Pallion to the south of the river, but wholly industrial rather than a trade counter scheme. Size is larger than at Pallion.

We have had most regard to the recent evidence from Pallion in assessing Market Rent.

16

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Future direction of the market

Rents within the Sunderland industrial market are anticipated to remain stable or possibly improve slightly over the next few years due to the lack of stock.

Market Rent

We have applied rents ranging from £27.99 to £65.66 per sq m (£2.60 to £6.10 per sq ft) to the units based on their size, age and quality.

We have applied the following:

Unit 13	£2.60 per sq ft

Units 39A, 39B and 40	£4.60 per sq ft

Unit 26	£5.00 per sq ft

Unit 36 A, B & C	£6.10 per sq ft

Units 34, 35, 37 and 38	£5.40 per sq ft

Vodafone	Assumed rack rented at £5,000 pa

Total	£694,190 (£4.53 per sq ft)

Potentially there may be a considerable upside on the Vodafone renewal (assuming the site is still required) but this is a specialist area that will depend on exactly what is on the mast site and we have therefore taken a cautious view.

Our ERVs on 26 and 39A above assume the units will be refurbished prior to letting.

Excluding the vacant units, our Market Rent is £549,780 per annum whereas the passing rent is £522,043 per annum so circa 5% reversionary.

Letting Prospects

The following are our estimate of the factors surrounding a reletting of the property in the current market:

• position in the market	Good Secondary

• likelihood of retaining existing tenant	Strong

• overall prospect / ease of reletting	Good

• void period	6-9 months

• lease length	3-5 years to break

• tenant incentives	3-6 months rent free or equivalent

• unusual lease terms	Nothing noted within the Lease Reports

• tenant profile / type	Mix of multiples and regionals

• covenant strength	Mixed but in line with market expectations

Section Observations

•	This is a strong secondary industrial/trade counter scheme in an area where there is very limited availability

•	We would expect to see strong occupier demand, in particular for the most modern and well-specified units at the top end of the estate

17

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

CHAPTER 4 : MANAGEMENT

Vacant Units

Units 26 and 39A are currently vacant.

The price originally agreed for Pallion Industrial Estate (£7.9m) has since been adjusted with a discount of circa £300,000 having been agreed for Unit 26 and the whole of the dilapidations settlement on Unit 39A to be passed to the purchaser once received (estimated circa £200,000).

In valuing these units we have taken a slightly more cautious approach and deducted £600,000 for upgrades to these units (£20.00 per sq ft).

We have also deducted letting costs at 15% of Market Rent and void rates throughout our assumed void period of nine months for each unit.

For each we have assumed a void period of nine months and six months rent free incentive.

In terms of future voids, we are not aware of any tenants that have given notice of an intention to vacate. In our calculation we have however included six month expiry voids in respect of tenancies where there are expiries or break options within three years, in particular 34A, 34B, 35A, 35B, 35C, 35D, 36A, 36B, 36C and 37.

Letting Strategy

Retain existing tenants and attract new tenants for the existing vacant units.

There is no reason why marketing should not commence immediately as units can be adapted at this stage to reflect ingoing tenant’s requirements.

Current negotiations

With Gentoo in respect of Unit 26 and as set out above, although nothing has yet been agreed and there is nothing in legals.

The letting agent for the vendor indicated that Amcare had expressed an interest in 39A, although when inspecting 39B we were informed they were intending adding a further mezzanine to expand storage capacity.

Service Charge

Service charges for the whole estate are estimated to be circa £82,000 for the year to 31 March 2021, primarily covering road repairs, landscaping and security. This is relatively low given the size of the freehold site.

We are not aware of any shortfalls and the lease summaries that we have seen made provision for service charges to be paid, with no caps.

We have been informed by the managing agent (Sharon Moon at Knight Frank) that there are no current disputes.

Capital Expenditure

We have deducted £600,000 from our valuation to cover an upgrade of the two vacant units.

This is essential work in order to achieve our assessment of Market Rent. Otherwise we have made no deductions as tenants are on full repairing leases.

18

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Future active management potential

Whilst there will be a limited number of rent reviews over the next two years no uplift is anticipated.

Section Observations

•	The focus must be on carrying out required works to vacant units in order to re-let them and reduce void costs as soon as possible.

Attachments

•	None

19

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Macro Market Overview

Please see the Market Overview towards the front of this valuation report.

Micro Market Overview

Industrial and distribution yields are estimated to have been flat during 2020, at 5.00%. Distribution is the sector that has been particularly buoyant as consumers have switched to online sales and this trend is expected to stay.

Investment Levels

COVID-19 resulted in many investors pausing new activity and reassessing market pricing as the economic implications of the outbreak worked through. While some deals that were held up during the first national lockdown in March 2020 have since completed, the reintroduction of tighter restrictions in the autumn impacted investor confidence in the latter months of 2020. Sunderland has seen no major investment transactions being recorded in 2020.

Yield Movements

Yields appear stable from what evidence there is with industrial being one of the sectors least impacted by the pandemic.

The industrial sector is anticipated to see prolonged and sustained performance, with short term political and economic disruption counteracted by an increased on-shoring of manufacturing alongside an exponential rise in the growth trajectory of online business, with increased demand for online retail post Q1 2020. Consequently, the sector remains a key focus of investor demand, attracted by strong fundamentals of restricted supply, comparably low capex requirements, high occupational demand and rising rents which is driving yield compression.

Capital Value comparables

We have set out below recent evidence from multi-let industrial estates in the Northeast. Also relevant however is the marketing of the Property itself. The estate was formally marketed in mid 2018 at which time it included the buildings let to Rolls Royce with circa one year remaining on the Rolls Royce leases and an expectation that the obsolete buildings would become vacant at that time releasing development land of 13.67 acres after demolition. At that time the estate was producing income of £823,279 per annum with the estate marketed at £8,100,000 (9.51% NIY). The agent told us that it generated plenty of interest and was under offer several times, all at higher values than agreed now, but with the situation with Rolls Royce fluid the investment was taken off the market. Since then Rolls Royce have vacated, most of their former buildings have been demolished and the sites sold long leasehold. In addition, the unit that had proved most problematical, Unit 13, was let to Jewson following a cosmetic upgrade.

The current deal agreed is off-market, following a direct approach. We understand that the agreed price was originally at £7,900,000 but discounts have been agreed to reflect the condition of Units 26 and 39A. These total circa £500,000 being the agreed reduction on Unit 26 of circa £300,000 and circa £200,000 being the whole of the agreed dilapidations settlement on Unit 39A. It is being sold with rental guarantees on the two vacant units for up to 12 months calculated at £60,000 per annum on 39A and £77,750 on Unit 26. Thus the maximum contribution may be £137,750 or less if the void period is shorter. We have assumed nine months. Having regard to the above the net receipt by the vendor is likely to be circa £7,300,000.

20

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

We have set out below other evidence to which we have had regards:

•  Mandale Trade Park, Durham

This estate of 136,000 sq ft (37 units) sold in November 2020 to Stenprop, reported at £11,200,000 (6.64% NIY/£82.35 per sq ft). Tenants include Rhodar, Smithers Oasis, Age Concern and Viveros, with rents averaging £5.83 per sq ft. The WAULT was 3.73 years to breaks and 8.53 years to expiries. The passing rent was £793,374 on leases to 31 tenants. This is a better location and scheme than Pallion, dating from 2019.

•  The Waterfront Industrial Estate, Newcastle Upon Tyne NE15 8NZ

Marketed as a mixed office and industrial investment, we understand there has been no interest in the offices, whereas the industrial part is under offer and exchanged at £10.9m (6.73% NIY/£80.26 per sq ft). It is a modern (2009/2010) multi-let industrial estate of 135,801 sq ft comprised of 4 terraces and 2 detached units with unit sizes ranging from 1,700-34,866 sq ft. Tenants include Macfarlane Group, Euro Car Parts and M. Markovitz Ltd. One unit of 11,978 sq ft is vacant and sold with a 12 month rental guarantee but otherwise the WAULT is 3.23 years to breaks. Long leasehold with circa 135 years unexpired. This is a stronger location than Sunderland and more modern units but not freehold

•  Site F2, Sunderland Enterprise Park, Alexandra Avenue, Sunderland SR5 2TF

Industrial/trade counter unit of 12,165 sq ft let to Howdens Joinery Properties Ltd for 10 years from 29 September 2020 with a market rent review after 5 years. Rent £58,500 pa (£4.80 per sq ft) Investment sold at auction December 2020. Guide price £850,000+ (6.88%) and achieved £1,022,500 (5.41% NIY) with topped up income. Single let with 10 years secure income from a strong covenant and a much smaller lot size than the Property, so better

•  Units 7 & 8, Sunderland Enterprise Park, Sunderland

Two adjacent industrial units of 11,374 sq ft and 10,639 sq ft (22,013 sq ft total) were marketed for sale last year with vacant possession. Sunrise Enterprise Park is a scheme from 1989/90 so similar age to the Property. The asking price was £1,100,650 reflecting exactly £50.00 per sq ft. This estate is also to the south of the river, about three miles west of Sunderland city centre. It was withdrawn from the market as the existing tenant chose to retain the unit. We understand however that an offer was received but at below asking. Unfortunately the agent did not recall the exact offer price.

The most relevant evidence is from the Property itself although as an off-market deal it has not been market tested and there are no under-bidders as such. The net price is circa £7.3 million without top-ups. Cushman and Wakefield acted for the purchaser but the level of pricing appears attractive in comparison with the other evidence above.

21

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

The other evidence is from better schemes and it would be expected that pricing on the Property would be discounted to reflect this.

Consideration Period

•	we consider that the property would have been marketed for a period of six months prior to the valuation date in order to achieve our opinion of Market Value.

Marketing Period / Saleability

•	we consider it would take approximately six months to achieve a sale in the open market starting at the valuation date.

•	the purchaser type is likely to be a property company seeking to asset manage and achieve a high return in a low interest rate environment

•	we consider market conditions are likely to remain stable over the Marketing Period.

Section Observations

•	Apart from Pallion itself there have been no multi-let industrial estates sold (or offered to the market) in Sunderland over the last 12 months

•	The Property should attract a good level of demand due to the modern buildings on site such that they should be readily lettable

•	The industrial investment market is very strong currently with high levels of investor demand

Attachments

•	None

22

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

CHAPTER 6 : VALUATION RATIONALE

VALUATION METHOD

Our opinion of rental value is based on an analysis of recent market transactions, supported by market knowledge derived from our agency experience.

Our opinion of the Market Value of the Property has been primarily derived using comparable recent market transactions on arm’s length terms.

There are however two elements to this investment being the parts that are vacant and those that are let.

For the let units we have capitalised current income at 7.75% NEY, showing a significant discount from the rather better multi-let estates providing yield evidence. This may be cautious and arguably better may have been achieved with full marketing but the vendor was professionally advised and was not in a forced sale situation and so it is assumed would not have accepted a price much below their own opinion of value. Expiry voids but no costs have been applied where units may become vacant within three years. At 7.75% NEY this is producing a value of circa £6.5m for the occupied buildings, being 7.53% NIY and £52.66 per sq ft capital value with a longer term reversion to 7.93%.

For the two vacant units we have assumed a void period of nine months with a six month rent free incentive for each. We have deducted letting fees, capex totalling £600,000 and void rates during the marketing period. We have capitalised our opinion of Market Rent at 8.25% as higher risk that the let investment. This is providing a value for Units 26 and 39A of circa £850,000 or £29.00 per sq ft in their current condition.

Combined and due to current voids and void costs NIY is low at 5.92%. However by July 2022 when it is assumed the Property will be fully income producing, the running yield should be above 8.00% with a final reversion to 8.84%, so a very attractive reversionary yield.

The key inputs over an assumed holding period of 5 years are as follows:

INCOME

Market Rent:	£694,190 per annum
Gross Income:	£522,043 per annum
Total Non-recoverables (see below):	£57,000 per annum
Net Income:	£465,043 per annum

Indexation:	N/A

Rental Growth: We anticipate occupational market fundamentals to remain stable over the holding period. Rental growth will primarily come from letting the vacant units.

NON-RECOVERABLES

Management Fee:	£0 per annum

23

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Letting Fees:	£20,447 per annum, being letting fees on 26/39A
Capital Reserves:	N/A
Property Tax:	We understand the Property has been elected for VAT. The capital valuation and rental included in this Report are net of Value Added tax at the prevailing rate.
Insurance:	N/A

Capital Expenditure:	£600,000

Explicit Income Voids and Tenant Incentives for current vacancies	9 months

at lease expiries	6 months

Covenant Strength:	Mixed

TRANSACTION CONTEXT

The Property has not transacted within the last 3 years. We have discussed the most recent marketing of the Property with Dickon Wood from Knight Frank and have set out details of the marketing history above.

The property is currently being transacted for £7.6m with the vendor providing a 12 month rental guarantee on the vacant units and handing back to the buyer the agreed dilapidations settlement with Rolls Royce for 39A. Thus the net price will likely be circa £7.3m.

Section Observations

•	None

Attachments

•	Valuation Calculations.

24

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

CHAPTER 7 : VALUATION CONCLUSIONS AND ANALYSIS

Valuation date:	14 January 2021

MARKET VALUE
RICS defined Market Value:	£7,365,000
Seven million, three hundred and sixty five thousand pounds]
Transfer Tax considerations
The level of purchaser’s costs is taken as	6.36%:

Analysis of Market Value
Net Initial Yield:	5.92%
Equivalent Yield:	7.85%

VACANT POSSESSION VALUE
Vacant Possession Value:	£6,275,000
Six million, two hundred and seventy five thousand pounds

Our opinion is based on following key considerations:

•	Current void months:	9
•	Rent free months:	3-6
•	Total ERV rounded:	£694,190
•	Letting Fees:	15%
•	Void Costs:	£698,288
•	Capitalisation rate:	8.25%

INDICATION OF REINSTATEMENT COST

Our informal guide to the Day One Cost is:	£12,480,000

This guide has not been prepared by a building surveyor or qualified building cost estimator and is based on costs obtained from generic building cost tables. It envisages reinstatement using modern methods and materials, which may not necessarily be appropriate or permitted. Note that it excludes costs for reinstatement of estate roads. You should not rely on this guide for any purpose before it has been confirmed by a formal assessment carried out by a building surveyor or other person with sufficient current experience of replacement costs.

25

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

SUITABILITY FOR LOAN PURPOSES

With reference to our aforementioned comments, as below:

•	Obsolescence and economic life (see “Chapter 1 : Physical Characteristics” above);

•	Alternative uses (if any) (see “Chapter 1 : Physical Characteristics” above);

•	Maintenance issues (see “Chapter 1 : Physical Characteristics” above);

•	Suitability for current use (see “Chapter 1 : Physical Characteristics” above);

•	Perceived covenant strength of the tenant (see “Chapter 2 : Legal” above);

•	Future active management potential (see “Chapter 4 : Management” above);

•	Capital expenditure requirements (see “Chapter 4 : Management” above);

•	Saleability (see “Chapter 5 : Property Investment Market” above); and

•	Key risks (see “Chapter 8 : SWOT analysis” below):

The Property is a modern, purpose built industrial estate, although it includes one or two more compromised, older units. The Property has generally been well maintained although pricing has been adjusted to reflect where maintenance is needed. The estate is suitable for its current use and due to the nature of uses on site and in the surrounding area, we consider this to be the highest and best use for the site notwithstanding its proximity to residential areas to the south.

The Property benefits from a mixed tenant line-up, typical for industrial estates of this size and age. Some units are let to national occupiers with a strong covenant, providing good security of income. There is an active asset management angle, which is to re-let the two vacant units after refurbishment. The Property income should be increased by letting the currently vacant units. Value of the investment will increase as soon as the refurbishment is complete and increase again when the units are let.

Taking these factors into consideration, as well as the recent transactional evidence in the Industrial sector, we are of the view that there would be good demand for this asset, and that a sale should be possible within a 6 month marketing period.

Section Observations

•	We have assumed that the bank will not have the benefit of the rental top-up being provided by the vendor

•	The Property provides good security for loan purposes.

Attachments

•	None

26

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

CHAPTER 8 : SWOT Analysis

Strengths

•	Good quality units, meeting market expectations and in a range of sizes

•	Shortage of modern units around Sunderland coupled with strong demand should result in increased rental values

•	Pricing has been agreed off-market and appears favourable for the borrower relative to the latest evidence

•	A good, established industrial location that has improved with the opening of the Spire bridge

•	Tenants include some strong national covenants

•	There is already said to be strong interest in at least one of the two vacant units, without Unit 26 having been formally marketed yet

Weaknesses

•	The recently approved planning consents on Pallion for a concrete plant and a waste recycling centre will result in increased traffic and may impact adversely on occupier perception of this estate

•

Not all buyers would wish to take on management of an estate of this nature where costs of road maintenance need to be accounted for and collected from not only “direct” tenants but also from long leaseholders

•

The two vacant units have been left in poor condition and whilst this has been allowed for in the price, it will take time to do the required works and the Capex Schedule provided to us suggests the discount agreed may be insufficient

Opportunities

•	To refurbish and re-let vacant Unit 26 and 39A and so increase capital value

•	To sell individual units long leasehold and so benefit from strong vacant possession values

27

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Threats

•

It remains to be seen what longer term impact Brexit has on Nissan, the main employer in Sunderland, although the company has announced major new investment over the next five years, so in the short term local supply should remain constrained

ATTACHMENTS:

•	Photographs

•	Location plans

•	Property boundary plan

•	Tenancy schedule

•	Valuation Calculations

28

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

UK
LAND ESTATES
BT16 - Pallion Industrial Estate, Sunderland
DRAWING No: BT16/MASTER/200720
SCALE: 1:2500 @ A3
DATE: 20th July 2020

[main image]

Note that buildings valued comprise those coloured yellow above but exclude those plots numbered 16/33, 16/4, 16/4x and 16/5x

Detailed Location

Pallion

General location

East Boldon
Fulwell
Roker
Southwick
Castletown
A1231
South Hylton
A183
A690
New Silksworth
Penshaw

General location (zoom)

29

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Units 35A-D

Unit 39B

Units 36A-C

Unit 35A Offices and Trade Counter

Unit 40 Warehouse

Unit 38 Factory/Warehouse

30

Project United IV
Property known as Pallion Industrial Estate, Sunderland SR4 6SN/ ref:47
Valuation as at 14 January 2021

Unit 26 - Yard

Unit 26 - Warehouse

Unit 37

Unit 38

Unit 39B Offices

Unit 35A

31

TENANCY SCHEDULE

Pallion Industrial Estate, Sunderland

	Unit Area	Current Rent			Next Rent
Tenant Name	(SF)	(£)	Lease Start	Lease Expiry	Review Date	Break Date	Comments
Saint Gobain (t/a Jewsons)	35,170	90,000	11-Oct-19	10-Oct-29	11-Oct-24	11-Oct-24	Fixed uplift to £100,000pa from 11/10/2024 & 6m rent free if TBO not triggered. Schedule of Condition on part & exterior surfaces
Vacant (Unit 26)	15,337	—	—	—	—	—
Vacant (Unit 39a)	14,721	—	—	—	—	—
Amcare Limited	14,707	67,250	01-Feb-15	31-Jan-25	01-Feb-20	—	Break not triggered
Sunderland Association Football Club	11,623	49,000	18-Feb-15	17-Feb-25	18-Feb-20	—	Break not triggered
Vodafone Ltd	—	5,000	25-Apr-00	24-Apr-20	—	—
Learning Curve	8,234	38,000	30-Sep-20	29-Sep-25	—	29-Sep-23
YESSS (A) Electrical Limited	7,211	39,622	05-Dec-12	04-Dec-27	05-Dec-22	—
Edmundson Electrical Ltd	5,404	26,400	24-Jan-18	23-Jan-23	—	—
Luke Kennedy	3,568	18,175	02-Jan-17	01-Jan-22	—	—
Flooring Services Commercial Ltd	3,573	18,171	04-Jul-16	03-Jul-21	—	—
Home Living (NE) Limited	7,214	38,700	01-Jul-20	30-Jun-25	—	30-Jun-23	Rent £32,000 pa in Years 2, 3 & 5
Tool Station	2,810	17,000	02-Mar-18	01-Mar-28	02-Mar-23	01-Mar-23
4Louis CIO	2,791	17,000	26-Nov-18	25-Nov-23	—	—
Parmy Ltd	2,813	17,250	22-Mar-19	21-Mar-22	—	—
Metal Improvement Company Inc	7,742	38,725	24-Sep-09	25-Sep-21	—	—	Terms agreed for reversionary lease for 6 years from with Day 1 rent review, 2m half rent & TBO 26/09/2024
GK Fabrications	10,416	41,750	28-Jun-19	27-Jun-24	27-Jun-21	—	Rent step to £52,000pa 28/06/2021

TOTAL	153,334	£522,043

Summary Valuation	(Amounts in GBP, Measures in SF)
Valuation Date: 14/01/2021

Property

Address	Pallion Industrial Estate, European Way
External ID	A01

Gross Valuation	8,474,430
Capital Costs	-620,447
Net Value Before Fees	7,853,983
Less UK Stamp-Dut @4.86% Stamp Duty	357,750
Agent’s Fees @1.00% Net Sale Price	88,380
Legal Fees @0.50% Net Sale Price	44,190
Fees include non recoverable VAT @ 20.00%
Net Valuation	7,363,663
Say	7,365,000
Equivalent Yield	7.8509%	True Equivalent Yield	8.2359%
Initial Yield (Valuation Rent)	5.9201%	Initial Yield (Contracted Rent)	5.9201%
Reversion Yield	8.8372%
Total Valuation Rent	522,043	Total Contracted Rent	522,043
Total Rental Value	694,190	Number of Tenants	17
Capital Value Per Area	48

Running Yields

Date	Gross Rent	Revenue Cost	Ground Lease Expenses	Net Rent	Annual	Quarterly
14/01/2021	522,043	-57,000	0	465,043	5.9201%	6.1458%
28/06/2021	532,293	-57,000	0	475,293	6.0506%	6.2865%
01/07/2021	525,593	-57,000	0	468,593	5.9653%	6.1945%
04/07/2021	507,422	-57,000	0	450,422	5.7340%	5.9455%
15/07/2021	507,422	-30,000	0	477,422	6.0777%	6.3158%
26/09/2021	468,697	-30,000	0	438,697	5.5847%	5.7852%
14/10/2021	468,697	0	0	468,697	5.9666%	6.1959%
02/01/2022	450,522	0	0	450,522	5.7352%	5.9469%
04/01/2022	469,812	0	0	469,812	5.9808%	6.2112%
22/03/2022	452,562	0	0	452,562	5.7612%	5.9748%
26/03/2022	491,272	0	0	491,272	6.2540%	6.5063%
14/04/2022	635,682	0	0	635,682	8.0924%	8.5188%
02/07/2022	654,952	0	0	654,952	8.3377%	8.7910%
22/09/2022	672,112	0	0	672,112	8.5561%	9.0340%
24/01/2023	645,712	0	0	645,712	8.2201%	8.6604%
01/03/2023	628,712	0	0	628,712	8.0036%	8.4206%
30/06/2023	596,712	0	0	596,712	7.5963%	7.9711%
24/07/2023	625,892	0	0	625,892	7.9677%	8.3809%
01/09/2023	643,032	0	0	643,032	8.1859%	8.6225%
29/09/2023	605,032	0	0	605,032	7.7022%	8.0877%

Summary Valuation	(Amounts in GBP, Measures in SF)
Valuation Date: 14/01/2021

26/11/2023	588,032	0	0	588,032	7.4858%	7.8496%
30/12/2023	626,992	0	0	626,992	7.9817%	8.3964%
29/03/2024	671,452	0	0	671,452	8.5477%	9.0247%
26/05/2024	688,482	0	0	688,482	8.7645%	9.2665%
28/06/2024	688,562	0	0	688,562	8.7655%	9.2677%
01/10/2024	690,002	0	0	690,002	8.7839%	9.2881%
01/02/2025	690,402	0	0	690,402	8.7890%	9.2938%
18/02/2025	694,872	0	0	694,872	8.8459%	9.3574%
05/12/2027	655,250	0	0	655,250	8.3415%	8.7952%
05/06/2028	694,190	0	0	694,190	8.8372%	9.3477%
Yields Based On	Say Value + Acq.Costs

Tenants

Tenant Name	Suite	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Saint Gobain Buildin	Whole		30/09/2024	Occupied	Hardcore(7.75%)	90,000	90000	91,440	1,175,370	7.6572%	7.6572%	7.7500%	7.7797%
Vacant 26	Whole		13/10/2026	Vacant	Hardcore(8.25%)	0	0	76,690	829,093	0.0000%	0.0000%	8.2500%	9.2499%
Vacant 39A	Whole		13/10/2026	Vacant	Hardcore(8.25%)	0	0	67,720	722,420	0.0000%	0.0000%	8.2500%	9.3741%
Amcare Limited	Whole		31/01/2025	Occupied	Hardcore(7.75%)	67,250	67250	67,650	871,557	7.7161%	7.7161%	7.7500%	7.7620%
Sunderland Associati	Whole		17/02/2025	Occupied	Hardcore(7.75%)	49,000	49000	53,470	674,747	7.2620%	7.2620%	7.7500%	7.9244%
Vodafone Ltd	Whole		24/04/2021	Vacant	Hardcore(8.25%)	5,000	5000	5,000	60,606	8.2500%	8.2500%	8.2500%	8.2500%
Learning Curve Grou	Whole		28/09/2023	Occupied	Hardcore(7.75%)	38,000	38000	44,460	541,253	7.0207%	7.0207%	7.7500%	8.2143%
YESSS (A) Limited	Whole	05/12/2022	04/12/2027	Occupied	Hardcore(7.75%)	39,622	39622	38,940	494,988	8.0046%	8.0046%	7.7500%	7.8669%
Edmundson Electrica	Whole		23/01/2023	Occupied	Hardcore(7.75%)	26,400	26400	29,180	359,622	7.3410%	7.3410%	7.7500%	8.1141%
Luke Kennedy	Whole		01/01/2022	Occupied	Hardcore(7.75%)	18,175	18175	19,270	239,186	7.5987%	7.5987%	7.7500%	8.0565%
Flooring Services Co	Whole		03/07/2021	Occupied	Hardcore(7.75%)	18,171	18171	19,290	239,600	7.5839%	7.5839%	7.7500%	8.0509%
Home Living (NE) Li	Whole		29/06/2023	Occupied	Hardcore(7.75%)	38,700	38700	38,960	475,262	8.1429%	8.1429%	7.7500%	8.1976%
Tool Station	Whole	02/03/2023	28/02/2023	Occupied	Hardcore(7.75%)	17,000	17000	17,140	213,986	7.9445%	7.9445%	7.7500%	8.0099%

Summary Valuation	(Amounts in GBP, Measures in SF)
Valuation Date: 14/01/2021

4Louis CIO	Whole	25/11/2023	Occupied	Hardcore(7.75%)	17,000	17000	17,030	213,168	7.9749%	7.9749%	7.7500%	7.9890%
Parmy Ltd	Whole	21/03/2022	Occupied	Hardcore(7.75%)	17,250	17250	17,160	214,095	8.0572%	8.0572%	7.7500%	8.0151%
Metal Improvement	Whole	25/09/2021	Occupied	Hardcore(7.75%)	38,725	38725	38,710	482,127	8.0321%	8.0321%	7.7500%	8.0290%
GK Fabrications Ltd	Whole	27/06/2024	Occupied	Hardcore(7.75%)	41,750	41750	52,080	667,349	6.2561%	6.2561%	7.7500%	7.8040%

Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

Sheffield Business Park, Europa Link, Sheffield, S9 1XU, United Kingdom

13

Project United IV
Property known as Sheffield Business Park, Europa Link, Sheffield
Valuation as at 14 January 2021

Individual Property Report for:

Sheffield Business Park, Europa Link, Sheffield S9 1XU U.K.

Project United IV
Property known as Sheffield Business Park, Europa Link, Sheffield
Valuation as at 14 January 2021

Individual Property Report:

Executive Summary

CHAPTER 1 : PHYSICAL CHARACTERISTICS	6

CHAPTER 2 : LEGAL	14

CHAPTER 3 : OCCUPATIONAL MARKET	18

CHAPTER 4 : MANAGEMENT	24

CHAPTER 5 : PROPERTY INVESTMENT MARKET	25

CHAPTER 6 : VALUATION RATIONALE	30

CHAPTER 7 : VALUATION CONCLUSIONS	32

CHAPTER 8 : SWOT ANALYSIS	34

ATTACHMENTS :

•	Photographs

•	Location Plans

•	Property Boundary Plan

•	Tenancy schedule

•	Valuation Calculations

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

EXECUTIVE SUMMARY

CHAPTER 1 : PHYSICAL CHARACTERISTICS

Property Identification:	Sheffield Business Park, Europa Link, Sheffield S9 1XU
Property type:	Industrial and offices
Inspection date:	05 January 2021
Locational quality:	Secondary
Floor areas:	11,948 sq.m/ 128,609 sq ft. GIA
Car Parking:	Approx. 370 marked spaces
Condition:	Reasonable/good
Highest and Best Use confirmation:	Yes

•

Constructed in stages from approximately 1999 to 2008 and comprising a terrace of 8 hybrid office and warehouse units with car parking to the front (Units G to O), a single two storey link detached office building with car parking to the front (Unit P3), a detached vehicle workshop with offices and secure yard (Unit Q), a detached industrial premises and yard (formerly Unit R) and separate three storey office with car parking (formerly known as Units S) (both collectively now known as Unit S) and a separate three storey office building with car parking located on Europa View (Unit 3).

•	Units P3 and 3 are currently vacant, with the remainder being occupied under 8 leases to tenants offering varying covenant strengths.

•	The Property has been adequately maintained and the units are in a reasonable to good condition for their age and construction type.

•	Approximate total site area of 2.98 hectares (7.37 acres)

•	Site sits within Flood Zone 1 which suggests that the Property is at very low risk of flooding from rivers.

CHAPTER 2 : LEGAL

Tenure:	Freehold
Tenancy overview:	Multi let to 8 tenants, with an 81% occupancy rate
Current contracted rent:	£821,921 per annum (£7.90 psf)
W.A.L.E.	1.51 years to breaks, 3.92 years to expiries
Unusual lease terms: Observations	None noted

•	We have been provided with just a draft Lease Report for Unit S and have assumed that all leases follow the same format.

•	We have relied on the information provided in the tenancy schedule provided by the borrower.

•

The draft Lease Report confirms that a new five year lease has been agreed with Primetals from lease expiry at £380,000 pa (£7.93 psf), subject to a break in year 2 (break penalty of £114,000) and 6 months’ rent free. Our valuation calculation reflects and relies on this renewal information.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

•	We confirm we have had sight of a draft Certificate of Title prepared by Herbert Smith Freehills relating to Property 43 (The Property).

•	85% of the income is secured against six tenants that offer a lower than average risk of business failure or better.

CHAPTER 3 : OCCUPATIONAL MARKET

Market & sub market name:	Sheffield Office and Industrial Markets

Position in market / sub-market:	Secondary office and industrial location within the South Yorkshire region.

Market Rent:	£1,193,760 per annum (£9.28 psf)

Reletting / retention prospects:	Reasonable (Industrial 6m, Hybrid 9m, Offices 12m)

New tenant Incentives:	Equivalent to 6m on Unit Q and 9m on the remaining units.

Observations

•	Rental growth opportunity.

•	The Property has good access to the motorway network.

•	Sheffield Business Park is a secondary business park with reasonable occupier demand.

•	There is restricted comparable evidence for similar hybrid transactions.

CHAPTER 4 : MANAGEMENT

Vacancies:	2 office units representing 19% of lettable area

Service charge level relative to market: Extraordinary Capital Expenditure requirement:	n/a £102,000 of immediate capital expenditure is required as outlined in the Arcadis Report, Dated 27 March 2020.

Observations

•

The Technical Due Diligence Report prepared by Arcadis dated 27 March 2020, allocates a further capital expenditure requirement of £60,000 being required for internal wall refurbishments in years 2-5 and £36,000 being required for MEP installations in years 6-10. Given these costs are not immediately required, we have not reflected the specific amount but have rather allowed for this within our assessment of yield.

•	We did not note any other significant warrants of repair whilst on inspection.

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Prime yield:	5% multi let industrial and 7% for offices

Likely purchaser type:	Investment likely from property companies and reginal investors

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Executive Summary (continued)

Marketing/Exposure Period:	6 to 12 months

Market condition direction:	Yield movement: inward (industrials) / Outward (Offices).

Observations

•	Good covenants, providing a short blended length term certain (WAULT).

•	Offers strong reversionary potential.

CHAPTER 6 : VALUATION RATIONALE

Valuation method used:	Investment

Exit yield:	N/A

Discount Rate:	N/a

Transaction Context:	Financing for secured lending. We understand the Property has recently transacted as part of a wider portfolio, which includes the Bury, Glasgow and Bedford assets which form part of this valuation. We understand the total portfolio purchase price is £45m. Our aggregate value of these assets (£41.85m) falls marginally below this purchase price, this may be due to a portfolio premium being paid.

CHAPTER 7 : VALUATION CONCLUSIONS

Valuation date:	14 January 2021

RICS defined Market Value:	£12,000,000
Net Initial Yield:	5.19% (8.87% when vacant units let)
Equivalent Yield (nominal):	8.00%
Reversionary Yield (nominal):	9.32% (February 2025)

Market Value subject to the Special
Assumption of Vacant Possession:	£10,375,000

Indication of Reinstatement Cost:	£22,036,000
Suitability for loan security:	Good

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

CHAPTER 1 : PHYSICAL CHARACTERISTICS

LOCATION

Property Identification

The property is at the address, Units G to O, P3, Q, S and 3 Sheffield Business Park, Europa Link, Sheffield S91XU (hereafter “the Property”).

Location - macro

The Property is located in Sheffield, within South Yorkshire. Sheffield is England’s fourth largest city and the commercial, administrative and retail centre of South Yorkshire. It has an urban population of approximately 640,000. The city is located 150 miles (240 km) north of London, 33 miles (53 km) south of Leeds and 38 miles (6 km) east of Manchester and benefits from its central location within the UK, adjacent to the M1 motorway

Location - micro

The Property forms part of Sheffield Business Park and fronts Europa Link approximately 2 miles north east of Sheffield City Centre. At over 200 acres, Sheffield Business Park is one of Yorkshire’s largest Business Parks. Approximately 600,000 sq ft of commercial space has already been built and occupied, with a diverse range of occupiers including Siemens, Stanley Black & Decker, South Yorkshire Police, ITM Power, HSBC and SIG. On site and local amenities include a creche, café, Mercure Hotel, care share services and Meadowhall Shopping Centre.

Accessibility and Transportation

Sheffield Business Park is a short distance from both Junction 33 and 34 of the M1 motorway and accessed from Europa Link, which links with Sheffield Parkway (A630) and Shepcote Lane (A631). A regular shuttle bus links Sheffield Business Park to Sheffield and Rotherham city centres, Meadowhall Shopping Centre and the Supertram.

PROPERTY DESCRIPTION

Inspection

The Property was inspected externally from ground level, and internally on 05 January 2020 by Charles Metcalfe MRICS of C&W. We were unable to view the interior of Units G & H, J, L & M, N, P3 and 3, we a have assumed they are in a similar condition to those we did inspect.

General

Units G to O were constructed in approximately 1999 and comprise a terrace of 8 two storey hybrid office and warehouse units (6 demises), each with a single up and over door and tarmacadam / block paved surfaced external areas providing parking for circa 90 cars, yard and circulation areas. The terrace is of steel frame construction with predominantly profile clad elevations and roof, although with the front section having partial curtain glazing. The windows are double glazed in aluminium frames.

Internally, the office accommodation has been fitted out to suit the various occupiers’ requirements with finishes generally being carpet flooring, painted walls and suspended ceilings. Toilet facilities are provided to each unit with finishes consisting of vinyl flooring with painted walls and ceilings. Each unit has kitchen facilities. The warehouse accommodation has concrete floors throughout with exposed finishes to walls and ceilings and have been fitted out to suit the tenant’s requirements with racking, mezzanines and partitions for further offices and labs.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Unit P3 was constructed in approximately 2000 and comprises a link detached (linked to P4) two storey office building with a tarmacadam and block paved surfaced car parking area to front for approximately 12 cars. The building is of steel frame construction with predominantly profile clad elevations and roof, although with the front section having partial curtain glazing. The windows are double glazed in aluminium frames.

The internal finishes consist of carpet flooring, painted walls and suspended ceilings along with glazed stud partitions installed by the former tenant. Toilet facilities are provided to each floor with vinyl flooring, painted walls and suspended ceilings including an accessible WC at ground floor level. Kitchen facilities are also provided on each level.

Unit Q was constructed in approximately 1999 and comprises a detached vehicle workshop with 2 storey offices and a part concrete and tarmacadam surfaced secure yard, together with a separate tarmacadam and block paved surfaced parking for circa 12 cars. The building is of steel portal frame construction with a concrete floor and steel profile clad elevations and roof, with part curtain glazing to the office element. This unit benefits from a low site coverage of 15%. The windows are double glazed in aluminium frames.

Internally, finishes consist of carpet flooring, painted walls and suspended ceilings to the office areas. Toilet facilities are provided to each floor with vinyl flooring, painted walls and suspended ceilings including an accessible WC at ground floor level to the customer reception. There is a canteen / break out facility located on the first floor. The vehicle workshop element has concrete floors throughout with exposed finishes to walls and ceilings with three up and over doors providing access to the secure yard.

Unit S was constructed in approximately 2000 and comprises two buildings; one providing office accommodation over three floors (formerly Unit S) and one providing an industrial unit for manufacturing with welfare and office space (formerly known individually as Unit R). The structure of each building consists of a steel frame with concrete floors. Externally, finishes consist of profiled metal sheets to the roof within a parapet and an asphalt covering to the flat roof section of the office building. Elevations are finished with profiled metal cladding, insulated cladding panels and aluminium framed curtain walling. Fenestration consists of aluminium double-glazed windows and doors. External areas comprise a block paved and tarmacadam parking area to the front of the office accommodation (140 marked car parking spaces) with a concrete yard to the industrial unit (45 marked car parking spaces). A path is provided around the perimeter of each building.

Internally, finishes consist of carpet flooring, painted walls and suspended ceilings to the office areas. Toilet facilities are provided to each floor with vinyl flooring, painted walls and suspended ceilings including an accessible WC at ground floor to each building. Kitchen facilities are provided on each level of the office building and to the industrial unit. The industrial element has concrete floors throughout with exposed finishes to walls and ceilings with a single up and over door providing access to the yard area. The tenant has installed a 7.5 tonne gantry crane within the warehouse element.

Unit 3 (3 Europa View) was constructed in approximately 2005 and comprises a detached three storey office building, together with a tarmacadam and block paved surfaced car parking area for approximately 70 cars. The building is of steel frame construction with insulated cladding panels and aluminium framed curtain walling with a part flat and part pitched roof, all enclosed with a parapet. The roof is covered with profiled metal sheets and asphalt. All glazing is formed from the curtain walling with a number of openable windows on each floor.

Internally, the office space is finished with carpet tiles, painted plasterboard to walls, suspended ceilings and raised floors. Toilets on each floor are finished with tiled flooring and painted plasterboard to walls and ceilings. A disabled WC is provided on the ground and second floors with a shower provided on the ground floor and in the same location on the first floor. A kitchen area is provided on the second floor.

The incoming services to all units comprise of a three-phase electrical supply, mains gas and mains cold water supplies including a drainage connection to the public sewer. The units are generally heated within the warehouse areas via high level warm air heaters.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Office areas are provided with air conditioning systems used for heating and cooling. Hot water to the units is provided by way of point of use water heaters or combination gas boilers. Lighting to warehouse and office areas is comprised of fluorescent and LED luminaires. External flood lights are provided to the façade of each unit at high level. The three storey offices (Unit S and 3) each benefit from a passenger lift that services all floors. There is also an accessibility lift that provides access to the first floor within the industrial element of Unit S.

As we did not undertake an internal inspection of some of the units, some of our above descriptions rely on information contained within the Technical Due Diligence Report prepared by Arcadia, dated 27 March 2020.

Site and Lettable floor areas

Unit Name	Tenant	Use	Area (sq ft)
Units G&H	ITM Power (Trading) Ltd	Hybrid	9,316
Unit J	Chubb Fire & Security Ltd	Hybrid	6,902
Unit K	LabLogic Systems Limited	Hybrid	7,239
Units L+M	Ceratizit UK & Ireland Limited	Hybrid	11,327
Units N	Additive Manufacturing Technologies Limited	Hybrid	4,798
Units O	Perfect Colours Limited	Hybrid	5,731
Unit P3	Vacant	Office	4,341
Unit Q	Northgate Vehicle Hire Ltd	Industrial	10,805
Unit S	Primetals Technologies Limited	Industrial and Office	47,908
Unit 3	Vacant	Office	20,242

Total			128,609

Basis: Assumed to be GIA for the industrial and hybrid elements and NIA for the offices Source: Tenancy schedule

Site

The Property occupies several sites which are all regular in shape and are broadly level, not all of which are adjoining, providing an aggregate site area of 2.98 hectares (7.37 acres). The external areas primarily consist of tarmacadam and blocked paved surfaces with some small landscaped areas.

Units G to S are bound by Europa Link to the north and further development land to the south. Unit 3 (3 Europa View) is bound by Europa View to the north and other detached office buildings to all sides.

Unit Name	Built Site Area (sq m)	Site Area (sq m)	Built Site Coverage
Units G to O	3,260.05	8,540.93	38%
Unit P3	246.35	869.8	28%
Unit Q	896.36	6,031.12	15%
Unit S	2,422.63	10,279.02	24%
Unit 3	775.91	4,104.06	19%

The built site coverage ratio for each unit is shown above. These are all considered to be average for their relative use classes, other than Unit Q which we consider having a low site coverage with market norms being 40% to 50% for industrial properties.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Car Parking

Approximately 370 uncovered delineated spaces, reflecting a car park ratio of 1:32 sq.m/ 348 sq ft. We consider the car park ratio to be good relative to the market.

Maintenance Issues / Condition

We have not carried out a building or condition survey.

During the course of our inspection of the Property, we noted that it appears to have been satisfactory maintained having regard to its age, use and condition.

We have been provided with a Technical Due Diligence Report prepared by Arcadis dated 27 March 2020. This concludes and recommends:

•	Overall, all buildings are being maintained to a good standard with no significant wants of repair identified aside from water ingress around the curtain walling to Unit S and Unit 3.

•	The overall site is also maintained to a good standard and at the time of the inspection appeared tidy and well kept.

•

Generally, throughout all the units inspected, the building service installations are in fair to good condition with only minor remedial repairs needing resolution by the tenants. None of which would prevent the continued use of the units.

The report does, however, recommend some immediate and future capital expenditure items, as summarised below:

We have included a capital expenditure item of £102,000 for the immediate works that are outlined above. The report further recommends that a capital expenditure requirement of £60,000 is required for internal wall refurbishments in years 2-5 and £36,000 being required for MEP installations in years 6-10. Given these costs are not immediately required, we have not reflected the specific amount but have rather allowed for this within our assessment of yield.

We recommend you refer to the Technical Due Diligence Report prepared by Arcadis date 27 March 2020 for a comprehensive overview of the condition of the asset.

We consider the building has a minimum remaining economic life, provided it is properly maintained, in excess of 25 years.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Environmental Considerations

We have been provided with a Phase 1 Environmental Report prepared by Nova Ambiente dated March 2020. The report confirms:

•

The site is located in an area which may be affected by coal mining activity. The Coal Authority Interactive Map viewer shows the site to be located within an area of surface mining (past and current). No mine entries are shown on-site, or within 20m of the property boundary.

•

The site is located within a Lower Probability radon area where less than 1% of homes are estimated to be at or above the Action Level of radon gas. No radon protective measures are considered necessary in the construction of new dwellings or extensions, according to BGS.

•	There are no known current or former underground bulk storage tanks for hazardous materials at the site.

•	All material storage and housekeeping measures were observed to be good, with no evidence of significant leaks, spills or staining

•	Units G – O and Unit Q were constructed between 1994 and 1999, as such, (limited) asbestos containing materials (ACMs) may have been used in the construction of these units.

•	There are asbestos refurbishment surveys for Units K, N & O, albeit none of the reports suggested that asbestos was detected within the building.

We did not note any signs of subsidence at the Property upon inspection but we recommend suitable insurance cover is in place.

With regards to flood risk, the report notes:

•

According to the Gov.UK interactive long term flood risk maps, the property is located in an area designated as having a very low risk of flooding from rivers or the sea. The chance of flooding each year is less than 1 in 1000 (0.1%). This takes into account any flood defences that may be in this area.

The report concludes:

•

The site formerly (1850s) comprised undeveloped woodland/scrubland with a mineral railway crossing the western plots. A small brick yard was present in the central south of the property by the 1890s (until the 1920s), Outbuildings, a warehouse, yard and numerous sidings were present in the western parts from the 1920s (assumed to be associated with the local coal mine). After this was cleared, low density rail sidings and an outbuilding (possible goods shed) were present in the west in the 1960s to 1980s associated with a wider Steel Works.

•

Numerous former ponds, reservoirs and drains were historically depicted on-site, as well as later opencast mine workings (shown in the 1990s across all plots) and associated landfills in the central and western parts (c.1970s - 1990s).

•	The site was redeveloped with the current Units G - O & Q in the late 1990s, with Units P3 & S added by 2002 and 3 Europa View developed by 2008.

•

Available site investigation data indicated that “no general requirements for remediation were required and measured concentrations of total soil and soil leachate contamination were found to be at acceptable levels for the proposed end use”. Ground gas monitoring recommended that “simple gas protective measures” be installed in the area of 3 Europa View, with no “significant protective measures” necessary for the remaining units at the subject property. It appears that gas protection measures were installed at 3 Europa View during development (data awaited).

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

•

Conditions at the subject site are expected to be indicative of the immediate surroundings. Any significant contamination issues identified are expected to have been addressed/managed appropriately during the recent site redevelopment.

•

The site is not registered as contaminated land by the local authority and a potential “contamination linkage” with the significant possibility of significant harm (SPOSH) to human health, non-human receptors or controlled waters has not been identified.

•

There is the potential for unidentified residual contamination to be present at the site due to the presence of potentially contaminative historical site uses (including railway sidings, yards and steelworks infrastructure) numerous infilled features (ponds, reservoirs) and later opencast mining and associated landfills on-site.

•	The current tenant at Unit Q should improve their hazardous materials storage practices.

•

Subject to confirmation from the Local Authority (data awaited), the level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition.

We understand that:

•	The Property is located in Flood Zone 1 which suggests that the Property is at very low risk of flooding from rivers.

•	We are not aware of any current potential sources of contamination to the Property and we found nothing during our inspection to give cause for concern.

•	Any historic contamination issues are expected to have been addressed/managed appropriately during the recent site redevelopment.

•	In view of the characteristics and history of the Property, we would not expect there to be any outstanding environmental issues.

•	Our valuation has been prepared on the basis that the Property does not suffer from contamination.

Energy Performance Certificate

The Energy Efficiency (Private Rented Property) (England and Wales) Regulations 2015 establish a minimum level of energy efficiency for privately rented property in England and Wales.

There are important matters that should be considered when reviewing an EPC, as follows:

The quality of an EPC can vary significantly due to the historic limited regulation of assessors. This has improved significantly, however EPCs are valid for 10 years and therefore there are still a number of poor quality EPCs in the market. Furthermore, the age of an EPC is an important consideration because its accuracy will degrade over time. It is recommended that EPC’s are reviewed regularly and at least every 5 years.

The accuracy can also vary significantly due to the calculation methodology. Since their inception in 2008, there have been several changes to the way EPCs are calculated, including an update to Part L (Conservation of Fuel and Power) of the Building Regulations in 2011. That said, when there is a lack of information, an assessor will make default assumptions, usually based on the worst-case scenario this, in turn, can lead to an inaccurate default certificate.

Where the Property’s EPC rating falls within E, F or G, we would recommend that you ensure an ‘Action Plan’ is put in place by the Borrower. An ‘Action Plan’ would set out how the Borrower is going to ensure compliance with MEES regulations through an energy efficiency improvement programme. The process would highlight opportunities to implement works during void periods or lease breaks, or as part of the on-going maintenance and plant renewal programme. We recommend you monitor the implementation of this Plan over the period of the loan.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

We are not able to comment on the quality or accuracy of a specific EPC and we would advise undertaking your own quality assurance measures. We are not qualified to make an assessment of costs associated with improving non-compliant properties.

Energy Performance Certificates (EPCs) must be produced for all properties before being marketed for sale or lease.

Impact on the Property

We have reviewed the EPC Register which has the following record for the Property and have summarised the key details below.

Address	EPC Rating	Date of Assessment	Comments
I T M Power Plc, Unit H, Sheffield Airport Business Park, Europa Link, SHEFFIELD, S9 1XU (Unit G & H)	C (66)	20/11/2013	Typical of existing stock. Valid until: 09/12/2023. Certificate number: 9960-3019-0074-0390-0921

Chubb Fire & Security, Unit J, Sheffield Airport Business Park, Europa Link, SHEFFIELD, S9 1XU	D (80)	20/11/2013	Typical of existing stock. Valid until: 22/11/2023 Certificate number: 9290-1978-0307-0010-3014

Unit K, Europa Link, SHEFFIELD, S9 1XU	D (90)	15/03/2019	Typical of existing stock. Valid until: 30/03/2029 Certificate number: 9377-3007-0917-0900-5291

W N T (UK) Ltd, Europa Link, Sheffield Airport Business Park, SHEFFIELD, S9 1XU (Unit L & M)	D (85)	20/11/2013	Typical of existing stock. Valid until: 07/12/2023 Certificate number: 9290-9979-0377-8090-6014

Units N & P, Europa Link, SHEFFIELD, S9 1XU (Unit N)	C (72)	16/01/2014	Typical of existing stock. Valid until: Expires 16/01/2024 Certificate number: 0640-0234-1449-4999-1006

Cofely G D F Suez, Unit 3-4, Sheffield Airport Business Park, Europa Link, SHEFFIELD, S9 1XU (Unit P3)	D (80)	20/11/2013	Typical of existing stock. Valid until: 07/12/2023. Certificate number: 0396-2791-0730-0890-2703

Northgate, Norflex House, Sheffield Airport Business Park, SHEFFIELD, S9 1XU (Unit Q)	C (68)	19/11/2013	Typical of existing stock. Valid until: 26/11/2023. Certificate number: 0140-0237-8759-1199-4092

V A I Industries, Unit S, Europa Link, Sheffield Airport Business Park, SHEFFIELD, S9 1XU	C (55)	20/11/2013	Typical of existing stock. Valid until: 25/11/2023. Certificate number: 0140-0237-8759-1199-4092

Primetals Technologies Ltd, Unit S, Europa Link, SHEFFIELD, S9 1XU	C (65)	20/11/2013	Typical of existing stock. Valid until: 27/11/2023. Certificate number: 9290-3958-0337-2030-6080

Swan House, 3, Europa View, SHEFFIELD, S9 1XH	B (50)	30/04/2019	Typical of existing stock. Valid until: 09/05/2029. Certificate number: 0070-0531-2069-0274-5002

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

The above energy performance reviews have been made available for the units and are available on the NDEPC Register, with the exception of Unit O. The energy performance asset ratings for the units ranged from C to D and were undertaken in April 2019 (3 Europa View), November 2013 (Units G & H, J, L & M , P3 and S), January 2014 (Unit N) and March 2019 (Unit K).

The Minimum Energy Efficiency Standards (MEES) regulations have made it unlawful to market or renew leases on poorly performing buildings (EPC rating of F or G) since April 2018. The regulations will also apply to existing lettings from 1st April 2023. Where EPCs were available, none of the units were noted to fall into the lowest bands.

Change of use potential

•	Suitability for current use / Highest and best use confirmation: Yes

•	Obsolescence and economic life: We consider the building has a minimum remaining economic life, provided it is properly maintained, of 25 years.

•	Excess development land: No

•	Alternative Uses (if any): N/A

Section Observations

•	There are no major issues relating to the condition of the Property.

•	We have included the immediate capital expenditure costs within our valuations.

•	We recommend that a valid EPC is obtained for Unit O.

Attachments

•	Photographs

•	Location/Street Plan

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

CHAPTER 2 : LEGAL

Tenure

We have had sight of a draft Certificate of Title prepared by Herbert Smith Freehills LLP dated 13.01.21, which states the tenure of the Property as ‘Freehold’, registered in the Land Registry under Title Numbers SYK503107 (3 Europa View), SYK499507 (Unit P3), SYK499505 (Unit S), SYK439152 (Unit G – O) and SYK439148( Unit Q).

The Certificate concludes ‘in our opinion, the Company has a good and marketable title to the Property’.

We understand there is title insurance in place in accordance with ‘Buyer-Side Warranty & Indemnity Insurance Policy’ issued by RSG Transactional Risks EEA as Coverholder for and on behalf of the Underwriters (Policy number: RSG20WI331498). The policy period commences 23 December 2020.

Land Registry Information

We have not undertaken any title investigation.

Zoning, building licences, or planning

Local Planning and Highway Authorities: Sheffield City Council

The current adopted Sheffield Local Plan comprises the Sheffield Core Strategy (adopted March 2009) (formerly called the Sheffield Development Framework Core Strategy) and ‘saved’ policies from the Sheffield Unitary Development Plan (1998). Many of the policies in the UDP were superseded when the Core Strategy adopted.

Sheffield Business Park is allocated for Business and Industrial uses under the adopted Sheffield Local Plan.

A new draft Sheffield Local Plan is currently being prepared by Sheffield City Council which will guide the future of the city by setting out how and where development will take place up to 2038. They are calling it the ‘Sheffield Plan’ and, once it has been adopted, it will replace the Sheffield Core Strategy (2009) and ‘saved’ policies in the Sheffield Unitary Development Plan (1998).

We understand there are no outstanding planning applications. As far as we can ascertain, there are no major planning applications of note made at the Property in the last 5 years.

We are not aware of any road scheme or compulsory purchase order that could affect the Property.

Tenancy overview

The units are let to 8 tenants on terms ranging from 5 years to 10 years in length. We can confirm that the tenancy schedule matches the observations made during the inspection. The average weighted unexpired lease term on the let units is 1.51 years to break and 3.92 years to expiries.

The Unit S Draft Lease Report confirms that a new five year lease has been agreed with Primetals from lease expiry (31 March 2021) at £380,000 pa (£7.93 psf), subject to a break in year 2 (break penalty of £114,000) and 6 months’ rent free. The current rent passing is £400,000, which equates to £10.40 psf. Our valuation calculation reflects and relies on this renewal information.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Lease Abstract

We have had sight of a draft Certificate of Title prepared by Herbert Smith Freehills LLP dated 2021, which contains an occupational lease report for Unit S only. We have not had sight of the remaining lease reports, leases or any subsequent alterations. We have made an Assumption that the leases are all drawn on standard full repairing and insuring terms. We have been provided with a tenancy schedule by the Borrower, as follows:

Unit	Tenant Name	Sq ft	Passing Rent	Lease Start	Lease Expiry	Review Date	Break Date	Comments
G & H	ITM Power (Research) Ltd	9,316	£79,000	01-Nov-15	31-Oct-25	01-Nov-20	31-Oct-21	Tenant advised during inspection that they are vacating.
J	Chubb Fire & Security Ltd	6,902	£46,271	16-May-11	15-May-21	—	—	Tenant advised during inspection that they are vacating.
K	LabLogic	7,239	£55,230	15-Sep-16	15-Sep-21	—	—
L & M	WNT (UK) Ltd	11,327	£75,500	25-Dec-11	24-Dec-26	25-Dec-21	25-Dec-21
N	Additive Manufacturing Technology Limited	4,798	£31,187	01-Aug-18	31-Jul-23	—	—
O	Perfect Colours	5,731	£42,983	07-Dec-17	06-Dec-22	—	—
P3	Vacant	4,341	—	—	—	—	—
Q	Northgate Motor Holdings Ltd	10,805	£91,750	24-May-14	15-Jan-22	—	—
S	Siemens PLC (assigned to Primetals Technologies Limited)	47,908	£400,000	13-Feb-14	31-Mar-21	—	—	New lease has been agreed with Primetals from expiry for 5 years at £380,000 pa, subject to a break in year 2 (break penalty of £114,000) and 6 months’ rent free. There is a rent review at year 4.
3	Vacant	20,242	—	—	—	—	—

During our inspection, both ITM Power (Research) Ltd and Chubb Fire & Security Ltd mentioned that they were vacating their respective units. We have attempted to confirm and discuss this with the Borrower but have been unsuccessful. We recommend that this is confirmed your legal advisors. We have assumed these tenants will vacate at their forthcoming lease event

Covenant

We have commissioned Dun & Bradstreet (D&B) reports for the tenants. The below table summarises the D&B risk ratings for each tenant and analyses this against their respective income and unexpired lease term to breaks or expiries.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Unit	Tenant	D&B rating	Risk of business failure	Income	% of Income	Term Certain (Yrs)
G & H	ITM Power (Research) Ltd	—	Undetermined	£79,000	10%	0.8
J	Chubb Fire & Security Ltd	N 1	Minimum	£46,271	6%	0.3
K	LabLogic	4A 1	Minimum	£55,230	7%	0.7
L & M	WNT (UK) Ltd	2A 2	lower than average	£75,500	9%	1.0
N	Additive Manufacturing Technology Limited	2A 1	Minimum	£31,187	4%	2.5
O	Perfect Colours	E 3	Greater than average	£42,983	5%	1.9
Q	Northgate Motor Holdings Ltd	5A 2	lower than average	£91,750	11%	1.0
S	Primetals Technologies Limited	5A 1	Minimum	£400,000	49%	2.3
Total (WAULT to breaks)				£821,920.75	100%	(1.51)

In summary, 65% of the income is secured against four tenants that are considered by Dun & Bradstreet to have a minimum risk of business failure, providing a weighted average term certain of 1.94 years. 20% of the income is secured against two tenants that are considered to represent a lower than average risk of business failure and provide a weighted average term certain of 0.98 years. 5% of the income is secured against one tenant that is considered to represent a greater than average risk of business failure who also provides a term certain of 1.00 year. 10% of the income is secured against one tenant that provides an undetermined risk of business failure and provides a term certain 0.8 years.

As 85% of the income is secured against six tenants that offer lower than average risk of business failure or better, we have formed the opinion that the market’s perceived covenant strength of this multi let investment would be good. Although, investors would view the investment with some caution in consideration of the short WAULT.

Property Tax

We have been able to establish the Rateable Values in respect of the following units at the Property:

Demise	Description	Reference Number	Rateable Value
Unit S	OFFICES, WORKSHOP AND PREMISES	N00000223100145	£302,500.00
Unit 3	OFFICES AND PREMISES	N00000223111103	£207,000.00
Unit O	WAREHOUSE AND PREMISES	N00000223100102	£53,000.00
Unit N	WAREHOUSE AND PREMISES	N00000223100101	£28,750.00
Unit Q	VEHICLE REPAIR WORKSHOP AND PREMISES	N00000223100037	£69,500.00
Unit P3	OFFICES AND PREMISES	N00000223105555	£44,500.00

We have been unable to identify the Rateable Values in respect of Units G & H, J, K, L & M.

In England, the Non-Domestic Rating Multiplier for the fiscal year 2020/2021 has been set at 51.2 pence. There is a surcharge for the City of London of 0.8 pence in the pound.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

The Government introduced a new five-year transitional rate relief scheme to phase in the new 2017 Rateable Values. For 2020/2021, the limits are as follows:

Maximum increases			Maximum decreases
Large properties (RV above £100,000)	Medium properties (RV over £28,000 in London and £20,000 outside)	Small properties (RV under £28,000 in London and £20,000 outside)	Large properties (RV above £100,000)	Medium properties (RV over £28,000 in London and £20,000 outside)	Small properties (RV under £28,000 in London and £20,000 outside)
6%	25%	15%	4.8%	25%	55%

Empty Rates

Vacant premises are eligible for business rate relief. Rates on vacant offices are charged at full rate following an initial three-month exemption whereas office premises are charged at full rate following an initial six-month exemption.

Section Observations

•	The weighted unexpired lease term on let units is 1.51 years to breaks and 3.92 years to expiries

•	We understand that ITM Power (Research) Ltd and Chubb Fire & Security Ltd are vacating.

•	2,284 sq m (24,583 sq ft) of vacant space (19.11% of the total floor area).

•	No Rateable Value was established for Units G & H, J, K, L & M.

Attachments

•	Plan identifying the boundaries of the Property

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

CHAPTER 3 : OCCUPATIONAL MARKET

ECONOMIC CONTEXT

Please see the Market Overview towards the front of this valuation report.

THE MARKETPLACE FOR OFFICE AND INDUSTRIAL TENANTS

Macro market overview

Please see the Market Overview towards the front of this valuation report.

Micro market overview

Offices

Supply

Sheffield continues to see a shortage of new build or extensively refurbished office accommodation, representing low levels of ‘true’ Grade A stock in the city centre.

The office is far from obsolete instead continuing to play a key part to the success of businesses, as for many the desire to return to the office continues to grow as working from home is not a justifiable, long-term solution.

The market will continue to recover in 2021 from the lock downs and the economic impacts presented. As more businesses and occupiers begin the return to the office and adopt new workplace strategies, business will take the opportunity to capitalize on lease events.

Take up

Headline rents have remained stable as a result of a shortage of Grade A stock. We are not seeing the rental discounts that London is witnessing, instead the softening of rent free incentives to bolster the headline rents.

Both Isaacs Building and Elshaw House are being delivered to the market at arguably the best time within the ‘development cycle’. Practical Completion (PC) for Isaacs Building and subject confirmation to speculatively deliver Elshaw House is at least 12 months’ and 24 months’ respectively. Occupiers remain reluctant to commit to pre-lets favoring a tangible product. Therefore, by the time both Isaacs and Elshaw PC the occupational market will be well on its way to recovering from the effects of COVID- 19 and will be two of a very limited number of buildings delivered to the market at that time.

Despite current market conditions, we are still aware of a number of requirements that remain unsatisfied and we anticipate these will gather traction in 2021.

Industrial

Supply

The lack of suitable industrial stock has been a contributing factor to rising rents and declining inducements in many Yorkshire sub-markets for several years.

Supply remains severely constrained in South Yorkshire; a number of speculative developments have replenished supply at the larger end of the market. These include Gateway 4 (411,470 sq ft) in Doncaster and PLP Smithywood (346,300 sq ft) near Sheffield. Both buildings are available for immediate occupation, quoting rents between £5.75-5.95 per sq ft.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Take up

2020 was another positive year for the Yorkshire logistics market. Owing to Amazon’s 2 million sq ft multi-mezzanine deal at Leeds Gateway 45 in Q2, take-up soared for the first time past the 6 million sq ft mark. Amazon is also understood to be under offer, subject to planning, on another 1.6 million sq ft warehouse in West Yorkshire.

2020 also recorded the third highest number of deals on record (22), testament to the strength of the wider occupational market. Retailers (including Ecommerce), 3PLS and parcel delivery operators accounted for nearly 85% of annual take-up volume.

In Q4, Clippers agreed terms on the largest existing building across the whole UK-market (Sherburn 667 – 666,898 sq ft), while Hermes pre-let a 339,821 sq ft unit at Newlands, in North Yorkshire. Robust leasing activity eroded further availability which fell by 21% over the year to 4.6 million sq ft.

Rental Comparables

Offices

• 4 Europa Court, Sheffield BP, S9 1XE

March 2019 – HSBC Bank PLC renewed their lease for 5 years, paying £12.16 psf. Prior to renewal, a schedule of dilapidations was served specifying works totalling £379,533.37.

10,559 sq ft detached two storey office with comfort cooling, raised floors, suspended ceiling, lift, WC’s and showers – the specification is inferior to the three storey offices at Unit S.

Broadly comparable to the offices at Unit S, superior to Unit P3 and inferior to Unit 3.

• 3 Europa Court, Sheffield BP, S9 1XE

April 2019 – let to Gleeson Homes for 10 years, with breaks in years 3 and 6, paying £12.00 psf with an unknown rental incentive offered.

5,510 sq ft ground floor office with comfort cooling, raised floors, suspended ceiling, lift, WC’s, showers and 19 parking spaces – the specification is inferior to the three storey offices at Unit S.

Broadly comparable to the offices at Unit S, superior to Unit P3 and inferior to Unit 3.

• Unit P4, Sheffield BP, S9 1XU

November 2019 – let to Grey Matter for 5 years, with a 3rd year break, paying £9.50 psf, subject to 6 months’ rent free.

1,952 sq ft ground floor office, link-detached to Unit P3 (part of the Property), with open plan offices, gas central heating, WCs and 9 car parking spaces – the specification is comparable to Unit P3.

We would expect Unit P3 to let at a broadly comparable rent when analysed on a psf basis.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

• Navigation House, Sheffield S2 5SU

Q1 2020 – let to SSB Law on a 10 years lease with breaks in years 2 and 5, with a 3rd year break, paying £9.50 psf, subject to 6 months’ rent free. Incentives of 4 months’ rent free on lease commencement and a further 5 months’ rent free if the 5 year break is not exercised.

8,950 sq ft ground floor office suite with raised access floors, comfort cooling, well presented reception area, lift to all floors open floor plate and 31 car parking spaces – the specification is marginally inferior to Unit 3, although this is arguably countered by the fringe city location of Navigation House.

We anticipate that Unit 3 would achieve a broadly comparable rent when analysed on a psf basis.

Industrial

• Nunnery Drive, Sheffield S2 1TA

November 2019 – SIG’s rent review was settled at £175,000 per annum, reflecting £4.92 psf excluding the mezzanine and £4.75 psf on an overall basis.

36,798 sq ft (including 1,257 sq ft mezzanine) detached industrial unit which was constructed in 1989 and is of steel portal framed construction with part brickwork part profile metal clad elevations beneath a pitched profile metal clad roof. The unit is well specified with 13.5% office content to the south east elevation accessed from a 22 space on site car park. This comparable is of similar age and specification, although is considerably larger than both Unit Q and the warehouse at Unit S.

We would anticipate that the warehouse at Unit S and Unit Q (with average site cover), would achieve a broadly comparable rent when analysed on a psf basis.

• Unit 7 – 9 Shepcote Enterprise Centre, Europa Drive, Sheffield S9 1XT

March 2019 – ITM Power signed a new 5 year lease at a rent of £103,510 per annum, reflecting £5.50 psf. This 5 year lease is subject to 3 months’ rent free on commencement with an additional 1 months’ rent free subject to the break in year 3 not being exercised.

Built in 2006 and extending to 18,820 sq ft with 6m eaves, 3 ground level loading doors and small ground floor fitted offices.

On balance, we would expect the subject unit to let a slight discount (when analysed on a psf basis) to reflect its more desired (industrial) location and institutional office content provision.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

• 6 – 8 Stevenson Way, Sheffield S9 3WR

December 2019 – Kitlocker signed a 10 year lease without rent review at a rent of £207,500 per annum, reflecting £5.05 psf. Agents were quoting a rental £4.75 psf, but we understand a higher headline rent was achieved given the absence of a fifth year rent review. We are also aware that no inducements were given.

1980s newly refurbished triple unit that extends to 41,090 sq ft. The specification includes 6m eaves, 4 x roller shutter doors and a secure yard with parking. Whilst this comparable is inferior to the subject, we consider that the specific lease characteristics of this comparable have inflated the achieved rental.

We anticipate that the subject would let at a broadly comparable rent when analysed on a per sq ft basis.

• Unit 15, Evolution, Brunel Way, Rotherham, S60 5WG

December 2020 – Ceratizit signed a 6 year lease at a rent of £29,128 per annum, reflecting £8.00 psf, subject to 6 months’ rent free.

Constructed in 2008 and comprising a 3,641 sq ft industrial unit situated on the Advanced Manufacturing Park, 1 mile south east of the subject. The specification includes 6m eaves, 1 roller shutter door, small office content including WCs and tarmacadam surfaced yard and parking area for 25 cars. Whilst this is not a true hybrid unit, this comparable is considered to closely resemble the shell specification of the Units G to O.

We anticipate that Units G to O would let at a slight discount to rent when analysed on a per sq ft basis.

The subject is a multi-let business park comprising of office and industrial uses. We have therefore collated rental evidence of both asset classes, as set out above.

In considering the rental value applicable to the ‘hybrid’ terrace (Unit G to O), we have considered the existing accommodation on offer. These units were originally let in a basic ‘warehouse’ condition with tenants installing varying levels and quality of first and ground floor office accommodation. We have not been provided with an up to date area schedule which provides office to warehouse splits which makes our analysis somewhat complex. We have therefore adopted a holistic approach and have assessed the rental value on an overall basis, accepting that the individual rental value attributable to each unit may increase or decrease dependant on the accommodation on offer.

The most recent letting on the subject terrace was to Perfect Colours in December 2017 at £7.50 psf. We have no other evidence of true hybrid rental transactions. We have therefore relied on discussions had with local agents and rental evidence of pure industrial rents and office rents. The rental tone for modern, well located general industrial units, is between £5.00 - £5.50 psf, as evidenced above. Premium rents of between £7.00 and £8.00 psf have recently been achieved at the Advanced Manufacturing Park, where a cluster of high tech innovative companies are seeking well located and quality new build space, evidence by the letting at Unit 15 Brunel Way.

The rental tone for second hand out of town offices (with similar specification to the office accommodation within Units G to O) is between £9.00 to £10.00 psf. The letting to Grey Matter at Unit P4 (Sheffield Business Park), closely resembles the general specification of the office elements within Units G to O, where £9.50 psf was achieved in November 2019.

Having spoken to local agents that know the units well and in consideration of the industrial and office evidence above, we have adopted an overall rental rate of £7.50 psf. Adopting this global rate provides an ERV of £339,850 pa for Units G to O. Units G to O are currently passing off £330,171 pa, suggesting that the units are broadly rack rented at present.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Unit S comprises two buildings: one providing office accommodation over three floors (formerly Unit S) and one providing an industrial unit with offices and welfare accommodation (formerly known individually as Unit R). The Unit S – Draft Lease Report confirms that a new five years lease has been agreed with Primetals from lease expiry (31 March 2021) at £380,000 pa (£7.93 psf), subject to a break in year 2 (break penalty of £114,000) and 6 months’ rent free. The current rent passing is £400,000, which equates to £10.40 psf.

In assessing the rental value of Unit S, we have considered the rental value of the warehouse (formerly Unit R) and separate three storey office (Unit S) in isolation. We have applied an ERV of £5.00 psf to the warehouse to reflect its high office content of approximately 45%. For the three storey office, the evidence suggests a rental tone of £12.00 to £13.50 psf for good quality second hand out of town offices. The best evidence is at Europa Court to HSBC and Gleeson at £12.16 psf and £12.00 psf respectively, although these are considered to be of marginally inferior specification to Units S. We have therefore applied a rental rate of £12.50 psf to the three storey offices. Adopting the above rates provides an ERV of £444,400 pa (£9.28 psf). Based on our analysis, Unit S currently under rented by 11% and will be further under rented to 17% at lease renewal in April 2021.

Unit Q comprises a detached vehicle workshop with 2 storey offices (45%) with low built site cover of 15%. In consideration of the high office content, we have applied an ERV of £5.00 psf. To account for the low built site cover, we have applied a rate of £1.00 psf (£43,560 per acre) to the excess yard area (surplus yard calculated to 0.94 acres assuming 40% site cover). This gives an overall rental value of £94,970 pa (£8.80 psf). The unit is currently passing off £91,750 pa (£8.49 psf) indicating that Unit Q is 4.7% under rented at present.

Unit 3 (Europa View) comprises a detached three storey office building which has been recently refurbished including a brand new air conditioning system. This unit is currently vacant and, on the market, to let with joint agents Knight Frank and CPP who are quoting £14.50 psf. We consider that this unit is superior to the lettings at Europa Court and from discussions with the marketing agents, we have applied an ERV of £13.50 psf.

When assessing the rental value of Unit P3, we have paid close regard to the letting of the adjacent office to Grey Matter and have adopted a rate of £9.50 psf. The unit is currently vacant and is about to come to the market with joint agents Knight Frank and CPP at a rent of £10.00 psf. We have applied an ERV of £9.50 psf, which is supported by the letting of the adjacent unit in November 2019.

Future direction of the market

Rents within the Sheffield office and industrial markets are anticipated to remain stable over the next few years, with the exception of new-build stock.

Market Rent

Unit G to O (hybrid terrace)	£80.73 per sqm/ £7.50 per sq ft per annum = £339,850 per annum
Unit P3 (two storey office)	£102.25 per sqm/ £9.50 per sq ft per annum = £41,240 per annum
Unit Q (vehicle workshop)	£94.72 per sqm/ £8.80 per sq ft per annum = £94,970 per annum
Unit S (office & warehouse)	£99.78 per sqm/ £9.27 per sq ft per annum = £444,400 per annum
Unit 3 (three storey office)	£145.31 per sqm/ £13.50 per sq ft per annum = £273,300 per annum

Total	£99.89 per sqm/ £9.28 per sq ft per annum = £1,193,760 per annum

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

The current contracted rent passing equates to £6.39 psf overall (£7.90 psf on let floor area), therefore we are of the opinion that the Property is reversionary by 45% and under rented by 17.5% (on let floor area).

Letting Prospects

The following are our estimate of the factors surrounding a reletting of the property in the current market:

•	position in the market	Secondary
•	likelihood of retaining existing tenants	Average for multi let business park
•	overall prospect / ease of reletting	Reasonable
•	void period	6 – 12 months (assumed 6m industrials, 9m hybrids and 9m offices)
•	lease length	3 – 5 years to break
•	tenant incentives	6 – 9 months’ rent free of equivalent
•	unusual lease terms	Nothing noted within the Certificate of Title
•	tenant profile / type	Mixed (local to international)
•	covenant strength	Mixed (local to international)

Section Observations

•	Affordable and good quality accommodation with good access to the motorway network with reasonable re-letting prospects.

•	The unconventional nature of Units G to O and high office content within Unit Q and Unit S (warehouse) may mean that demand is weaker, thus leading to extended void periods.

Attachments

•	None.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

CHAPTER 4 : MANAGEMENT

Vacant Units

Units P3 and 3 Europa View are currently vacant, and we would expect reasonable levels of tenant demand. We have assumed a void period of 9 months on both units.

The landlord would incur holding costs such as empty rates and insurance during any void periods. We have assumed holding costs at 50% of Market Rent over the duration of the known voids.

The landlord would also incur letting and legal costs when lettings are secured for the vacant units. We have therefore included letting and legal costs at 15% of Market Rent.

The investment provides a short WAULT of 1.51 years to breaks, meaning that several the units may fall vacant soon. Not fully knowing the tenant’s intentions at this stage, we have not included empty rates or letting costs on future / unknown voids.

Letting Strategy

Retain existing tenant’s and attract new tenant’s for vacant units. Knight Frank and CPP are currently marketing the vacant units.

Current negotiations

None that we are aware of.

Service Charge

We have not been provided with any specific service charge information. The Certificate of Title confirms there are no material irrecoverable items.

Capital Expenditure

We have included a capital expenditure item of £102,000 for the immediate works that are outlined in the Arcadis Technical Due Diligence Report. The report further recommends that a capital expenditure requirement of £60,000 is required for internal wall refurbishments in years 2-5 and £36,000 being required for MEP installations in years 6-10. Given these costs are not immediately required, we have not reflected the specific amount but have rather allowed for this within our assessment of yield.

Legal and letting costs have been included as a capital expenditure item on the vacant units at 15% of Market Rent. We have also included empty costs as a revenue cost at 50% of Market Rent over the assumed void period (9 months) on the units that are currently vacant.

Future active management potential

There are various breaks and expiries that are approaching. As these near, the Borrower should commence discussions with the tenants to ascertain their intentions. Another potential asset management opportunity would be to re-gear current leases by removing break options and lengthening the term certain, hence making the Property a more attractive investment. Potential to sell vacant offices on a freehold basis, if weak leasing demand is experienced.

Section Observations

•	There are running cost shortfalls, which should reduce as new occupiers commit to the Property.

Attachments

•	None.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Macro Market Overview

Please see the Market Overview towards the front of this valuation report.

Micro Market Overview

Offices

Generally, the market is taking a more cautious approach to assets with immediate vacancy or near-term vacancy risk as increasing amounts of tenant-controlled space becomes available. We believe the case for the office has become stronger during 2020 as people increasingly recognise the value of being co-located including both the commercial and well-being aspects.

Industrial

Q4 2020 saw a significant number of transactions which has pushed pricing to new levels in several locations in the region. Further inward yield movements are anticipated.

Yield Movements

Cushman and Wakefield estimate that prime yield for prime regional out of town offices are at 7.00% showing a 50 bps outward movement over the previous 12 months. Prime regional yields for multi let industrials are estimated to be at 5.00% showing a 25% bps inward movement over the last 12 months.

Capital Value comparables

Offices:

• Units 4, 5 & 6, Europa Court, Sheffield Business Park, S9 1XE

July 2020 – Sold for £2,500,000 (£133.21 psf) reflecting 8.50% NIY. Quoting £2,600,000 (£138.54 psf) reflecting 8.17% NIY.

Two detached two storey offices providing a total 18,767 sq ft and constructed in 2005. Multi let to HSBC and Gleeson Developments, providing good covenants.

HSBC renewed their lease of Unit 4 in March 2019 for 5 years at £128,375 pa (£12.16 psf).

Gleeson Developments Ltd occupy Unit 5 on a 10 year lease from June 2016 at £97,740 pa (£11.91 psf).

The interest is rack rented with a WAULT of 4.7 years.

Comparable location, situated on Sheffield BP and comprising similar specified accommodation, thus providing strong comparable evidence for the office elements.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

• Ridgway Office Park, Denton, Greater Manchester, M34 2GP

October 2019 – sold to Crookshank Properties for £6,000,000 (£158.66 psf) reflecting 8.87% NIY.

Three detached three storey offices (Ridgway House, Millennium House and New Century House) and a small warehouse / storage unit (960 sq ft) providing a total floor area of 37,816 sq ft. All refurbished with the exception of Ridgeway House. Multi let to six tenants including NHS, Assa Abloy and Vinci Construction providing varying covenant strengths.

100% let at an average rent of £14.70 psf (broadly rack rented) with a WAULT of 2.71 years.

Comparable specification but stronger North West location.

• Ashley Business Court, Rawmarsh Road, Rotherham, S60 1RU

December 2018 – sold to Hillview Real Estate for £26,500,000 £181.29 psf) reflecting 8.30% NIY.

The park comprises 146,176 sq ft across eight detached two and three storey office buildings that were constructed over four phases between 1990 and 1993 and have all been refurbished since, excluding Peter Bennett House which has been occupied since it was constructed. Diverse tenant mix, there are currently 17 occupiers on the park with an average weighted unexpired term of 5.8 years (4.6 years to breaks) producing a topped up income of £2,347,076 (£15.91 psf – ERV: £17.50 psf), with a 10% vacancy rate. 40% of the tenants provide A1 covenants.

Superior North Leeds location with longer WAULT.

Industrials:

• Nunnery Drive, Sheffield S2 1TA

September 2020 – sold to Ribston for £2,700,000 (£75.98 psf), reflecting an approximately 6.09% NIY.

The property extends 35,537 sq ft and has an additional mezzanine that extends 1,257 sq ft. The property is let to SIG Trading Limited on a full repairing and insuring lease at a rent of £175,000 per annum (set at review in November 2019) with a WAULT to expiry of 4.25 years.

This comparable is of similar age and design to the subject units but is single let with a superior WAULT.

On balance, we would expect the industrials to transact at a price reflecting a softer net initial yield.

• Hawthorne House, Dark Lane, Birstall, WF17 9LW

December 2020 – under offer at approximately £2,850,000 (£75 psf), reflecting an approximately 6.91% NIY.

This multi-let industrial investment let to two Azbil Telstar UK Ltd and Future Forwarding Company Ltd (D&B rated 5 A2) with a WAULT of 7 years. The units are more dated but are situated in a superior location at Junction 27 of M62.

We would anticipate that the industrials elements of the Property would transact at a broadly comparable net initial yield.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

• Kirkstall Industrial Park, Leeds, LS4 2AZ

May 2018 – sold to Strenprop for £8,150,000 (£73.37 psf) reflecting 6.74% NIY.

This multi let industrial estate built in 1980s (refurbished 2016) providing 111,081 sq ft of accommodation that is let 11 tenants, providing a total income of £587,135.84 per annum.

WAULT to lease expiries of 5.40 years and 4.21 years to breaks. Vacancy rate of 4.0%. Situated on Kirkstall Road, one of the main arterial routes into Leeds City Centre, although within a residential area with inferior access to the motorway network.

Inferior location, but superior WAULT.

• Parkway Trading Estate, Alba Way, Trafford Park, Manchester, M32 0TL

October 2019 – sold to for £10,000,000 (£92.44 psf) reflecting 5.5% NIY. The site, which is just off junction nine on the M60, is made up of 11 industrial units which range in size from 4,500 sq ft to 40,000 sq ft. Let to 9 tenants providing an income of £587,692 per annuum. WAULT to expiry (no breaks) of 5 years. Vacancy rate of 4.20%.

In consideration of this comparable having a superior WAULT and location, we anticipate that the industrials would transact at a price reflecting a softer net initial yield.

Office and Industrial evidence:

• The Waterfront Industrial Estate, Newcastle Upon Tyne NE15 8NZ

October 2020 – on the market at an asking price of £23,294,000 reflecting 9.00% NIY, 9.78% RY and a blended capital value of £90 psf.

Three modern office buildings and an industrial estate extending to approximately 257,587 sq ft, split 47% office accommodation and 53% industrial by floor area.

Marketed as a mixed office and industrial investment, we understand there has been no interest in the offices whereas the industrial part is under offer and exchanged at £10.9m (6.73% NIY/£80.26 per sq ft). It is a modern multi-let industrial estate of 135,801 sq ft comprised of 4 terraces and 2 detached units with unit sizes ranging from 1,700-34,866 sq ft. Tenants include Macfarlane Group, Euro Car Parts and M. Markovitz Ltd. One unit of 11,978 sq ft is vacant and sold with a 12 month rental guarantee but otherwise the WAULT is 3.23 years to breaks. Long leasehold with circa 135 years unexpired.

The offices total 121,786 sq ft and are available at £12,432,000, 11.00% NIY, 12.23% RY, £102 psf. 16% vacancy rate, although 24 month rent rates and service charge guarantee is being offered. Let to a very diverse tenant base with notable tenants including NHS Property Services, Positive Solutions Limited, Intrinsic Financial Services Ltd and Newcastle Upon Tyne NHS Foundation Trust. The WAULT on the offices is 2.95 years to expiry and 2.56 years to break. Long leasehold with circa 135 years unexpired. Similar locational characteristics but situated in the north east and not freehold.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

• Ashley Business Court, Rawmarsh Road, Rotherham, S60 1RU

September 2019 – on the market at an asking price of £3,250,000 (£59.25 psf) reflecting 10.07% NIY.

Ashley Business Court is an established development of three separate terraces, two blocks of which are self-contained office space and the third block comprising four industrial units incorporating ancillary office accommodation.

The three terraces total 54,854 sq ft (40,517 sq ft of offices and 13,837 sq ft of industrial with 40% office content). The development provides generous onsite car parking which totals 181 space. Multi-let to nine tenants including Underwood Meat Company Ltd, Wilmott Partnership Homes Ltd and Secretary of State for Communities and Local Government. Two vacant units showing a 25% vacancy rate. The contracted rent equates to £348,850 pa (£6.35 psf). Short income like the subject. Previously under offer close to asking but fell through following a flood to one of the units. We understand that this is about to be relaunched with similar pricing.

Inferior location and building quality when compared with the subject.

The subject is a multi-let business park comprising of office and industrial uses. We have therefore collated investment evidence for multi let offices and multi let industrial properties in addition to a number of mixed office and industrial investments, which are by nature more difficult to identify.

We consider the investment sale at Europa Court to be the most relevant transaction to the office elements at the Property. It was sold in July 2020 for a price reflecting an 8.5% NIY, being introduced to the market in October 2019 a quoting price of £2.6m reflecting an 8.17% NIY. This comparable has a longer term certain with no vacancies but is situated on the same business park and is of inferior specification. We would expect the office elements to transact at a broadly comparable NIY.

For the industrials, we consider that Ribston’s purchase of the SIG unit at a price reflecting a 6.09% NIY in September 2020 offers recent evidence of a good secondary unit situated in the Sheffield market. Whilst the locational and physical characteristics are comparable to the subject, we consider that this is single let asset with a superior WAULT. On balance, we would expect the industrials to transact at a price reflecting a softer net initial yield. Hawthorne House provides recent evidence of a multi let industrial investment that is currently under offer at a price reflecting an approximate NIY if 6.91%. Similarly, to the subject units, this comparable includes significant office accommodation. On balance, the subject units are of superior quality but given the superior WAULT and locational characteristics, we would expect the subject industrial to transact at a price reflecting a marginally softer net initial yield.

Consideration Period

•	we consider that the property would have been marketed for a period of 12 months prior to the valuation date in order to achieve our opinion of Market Value.

Marketing Period / Saleability

•	we consider it would take approximately 12 months to achieve a sale in the open market starting at the valuation date.

•	the purchaser type is likely to be a regional property company / private equity.

•	we consider market conditions are likely to remain stable over the Marketing Period.

Section Observations

•	85% of the income is secured good covenants, although investors would view the interest with some caution in consideration of the short WAULT.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Attachments

•	None.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

CHAPTER 6 : VALUATION RATIONALE

VALUATION METHOD

Our opinion of the Market Value of the Property has been primarily derived using comparable recent market transactions on arm’s length terms.

Given the lack of directly comparable mixed office and industrial investment evidence, we have adopted a split yield approach whereby we apply differing yields to each unit, based on use class and associated investment risks. We will then analyse the yield profile and compare with mixed investments to ensure and interrogate the robustness of our valuation approach.

Based on the comparable evidence outlined above and having consulted our in-house investment colleagues, we have applied the following equivalent yield capitalisation rates to each element:

Unit G to O (multi let hybrid terrace):	7.50% EY
Unit P3 (vacant two storey office):	10.00% EY
Unit Q (let vehicle workshop):	6.50% EY
Unit S (let office & warehouse):	7.75% EY
Unit 3 (vacant three storey office):	10.00% EY

We are of the opinion the above yields fairly reflect the nature of the Property investment characteristics; being the secondary location, good covenants, short WAULT and occupational market demand including existing vacancies.

Given the short income nature of this multi let investment, all with less than 3 years term from the Valuation Date, we have applied expiry voids equating to 9 months for Units G to O, 6 months on Unit Q and 12 months on Unit S, followed by lettings at our opinion of ERV subject to 6 months’ rent free on Unit Q and 9 months on the remaining units. Not fully knowing the tenant’s intentions at this stage, we have not applied any void holding costs or legal and letting fees on the expiries / breaks. For the vacant offices, we have applied a marketing void of 9 months, followed by lettings at our opinion of ERV subject to 9 months’ rent free. We have included void holding costs and legal and letting fees on the existing vacant units. We have reflected the Primetals lease renewal in our valuation, assuming the new lease commences April 2021 for 5 years at £380,000, subject to 6 months’ rent free. We have assumed that Primetals will action their 2 year break clause, subject to the paying a break penalty of £114,000 (included as a capital receipt).

As mentioned earlier in this report, we have included a capital expenditure item of £102,000 for the immediate works that are outlined in the Arcadis Technical Due Diligence.

The key inputs over an assumed holding period of 5 years are as follows:

INCOME

Market Rent:	£1,193,760 per annum
Gross Income:	£821,921 per annum
Total Non-recoverables (see below):	£157,270 per annum
Net Income:	£664,651 per annum

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Indexation:	N/A

Rental Growth: we anticipate occupational market fundamentals to remain stable over the holding period. However, the current contacted rent passing equates to £6.39 psf overall (£7.90 psf on let floor area), therefore we are of the opinion that the Property is reversionary by 45% and under rented by 17.5% (on let floor area).

NON-RECOVERABLES

Management Fee:	£0 per annum
Letting Fees:	£47,181, being 15% of Market Rent on the vacant units
Holding Costs:	£117,953, being 50% of Market Rent for the void period on the vacant units

Property Tax:

We have not been advised of the VAT status of the Property. The capital valuation and rental included in this Report are net of Value Added tax at the prevailing rate.

Insurance:	N/A
Capital Expenditure:	£102,000 (immediate works)
Capital Receipt:	£114,000 (break penalty)

Explicit Income Voids and Tenant Incentives

for current vacancies at lease expiries:	9 month void, followed by 9 months rent free 9 month void for Units G to O, 6 months on Unit Q and 12 months on Unit S, followed by 6 months’ rent free on Unit Q and 9 months on the remaining units.
Covenant Strength:	Good

TRANSACTION CONTEXT

Financing for secured lending. We understand the Property has recently transacted as part of a wider portfolio, which includes the Sheffield, Glasgow and Bedford assets which form part of this valuation. We understand the total portfolio purchase price is £45m. Our aggregate value of these assets (£41.85m) falls marginally below this purchase price, this may be due to a portfolio premium being paid.

Section Observations

•	None.

Attachments

•	Valuation Calculations.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

CHAPTER 7 : VALUATION CONCLUSIONS AND ANALYSIS

Valuation date:	14 January 2021

MARKET VALUE
RICS defined Market Value:	£12,000,000
Twelve million pounds

Transfer Tax considerations
The level of purchaser’s costs is taken as	6.71%:

Analysis of Market Value
Net Initial Yield:	5.19% (8.87% when vacant units let)
Equivalent Yield:	8.00%
Reversionary Yield:	9.32% (February 2025)

VACANT POSSESSION VALUE
Vacant Possession Value:	£10,375,000
Ten million, three hundred and seventy five thousand pounds

Our opinion is based on following key considerations:

• Current void months:	6 months industrial (Unit Q) & 18 months on the remainder
• Rent free months:	6 months industrial (Unit Q) & 12 months on the remainder
• Total ERV rounded:	£1,193,760 per annum
• Letting Fees:	15% of ERV
• Void Costs:	50% of ERV
• Capitalisation rates:	7.75% (Unit G to O)
10.00% (Units P3 and E)
6.75% (Unit Q)
8.00% (Unit S)

Our opinion of Vacant Possession Value reflects a capital value rate of £80.67 psf which we feel fairly reflects the nature of the Property characteristics.

INDICATION OF REINSTATEMENT COST

Our informal guide to the Day One Cost is:	£22,036,000

This guide has not been prepared by a building surveyor or qualified building cost estimator and is based on costs obtained from generic building cost tables. It envisages reinstatement using modern methods and materials, which may not necessarily be appropriate or permitted. You should not rely on this guide for any purpose before it has been confirmed by a formal assessment carried out by a building surveyor or other person with sufficient current experience of replacement costs.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

SUITABILITY FOR LOAN PURPOSES

With reference to our aforementioned comments, as below:

•	Obsolescence and economic life (see “Chapter 1 : Physical Characteristics” above);

•	Alternative uses (if any) (see “Chapter 1 : Physical Characteristics” above);

•	Maintenance issues (see “Chapter 1 : Physical Characteristics” above);

•	Suitability for current use (see “Chapter 1 : Physical Characteristics” above);

•	Perceived covenant strength of the tenant (see “Chapter 2 : Legal” above);

•	Future active management potential (see “Chapter 4 : Management” above);

•	Capital expenditure requirements (see “Chapter 4 : Management” above);

•	Saleability (see “Chapter 5 : Property Investment Market” above); and

•	Key risks (see “Chapter 8 : SWOT analysis” below):

We consider the Property good security for loan purposes.

Section Observations

•	None.

Attachments

•	None.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

CHAPTER 8 : SWOT Analysis

Strengths

•	Good quality secondary multi let business park with good occupational demand;

•	85% of the income is secured against tenants with lower than average risk of business failure;

•	Strong reversionary potential;

•	Excellent parking provision of 1:32 sq.m/ 348 sq ft;

•	A number of asset management angles.

Weaknesses

•	Secondary South Yorkshire business park location;

•	Approximate vacancy rate of 20%;

•	Offices are currently suffering reduced demand following the Covid-19 outbreak;

•	Short WAULT of 1.51 years which may lead to further vacancies;

•	£198,000 of capital expenditure required over the next 0 to 10 years.

Opportunities

•	Asset management opportunity to either re-gear leases to improve WAULT and ascertain occupier’s intentions at July 2025 break option;

•	Actioning rent reviews on reversionary leases;

•	Potential to sell vacant offices on a freehold basis, if weak leasing demand is experienced.

Threats

•	Uncertain macroeconomic factors;

•	New-build and refurbished competition elsewhere in South Yorkshire;

•	Institutions only bidding for select assets.

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

ATTACHMENTS:

•	Photographs

•	Location plans

•	Property boundary plan

•	Tenancy schedule

•	Valuation Calculations

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Unit P3
Units G to O
Unit Q
Unit S
Unit 3

Detailed Location

General location

SHEFFIELD

General location (zoom)

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Units G to O

Unit G to O – general first floor office specification

Unit G to O – gerneral warehouse specification

Unit G to O – general ground floor office/ lab space

Unit P3

Unit Q

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

Unit Q - workshop

Unit Q – offices

Unit Q - yard area

Unit S

Unit P3 - offices

Unit S – warehouse

Project United IV
Property known as Sheffield Business Park, Europa Link S9 1XU
Valuation as at 14 January 2021

TENANCY SCHEDULE

Sheffield Business Park, Sheffield

		Unit Area	Current Rent			Next Rent
Asset Name	Tenant Name	(SF)	(£)	Lease Start	Lease Expiry	Review Date	Break Date	Comments
Sheffield Business Park	ITM Power (Research) Ltd	9,316	79,000	01-Nov-15	31-Oct-25	01-Nov-20	31-Oct-21	Tenant advised during inspection that they are vacating.
Sheffield Business Park	Chubb Fire & Security Ltd	6,902	46,271	16-May-11	15-May-21	–	–	Tenant advised during inspection that they are vacating.
Sheffield Business Park	LabLogic	7,239	55,230	15-Sep-16	15-Sep-21	–	–
Sheffield Business Park	WNT (UK) Ltd	11,327	75,500	25-Dec-11	24-Dec-26	25-Dec-21	25-Dec-21
Sheffield Business Park	Additive Manufacturing Technology Limited	4,798	31,187	01-Aug-18	31-Jul-23	–	–
Sheffield Business Park	Perfect Colours	5,731	42,983	07-Dec-17	06-Dec-22	–	–
Sheffield Business Park	Vacant	4,341	–	–	–	–	–
Sheffield Business Park	Northgate Motor Holdings Ltd	10,805	91,750	24-May-14	15-Jan-22	–	–
Sheffield Business Park	Siemens plc	47,908	400,000	13-Feb-14	31-Mar-21	–	–	New lease has been agreed with Primetals from expiry for 5 years at £380,000 pa, subject to a break in year 2 (break penalty of £114,000) and 6 months’ rent free. There is a rent review at year 4.
Sheffield Business Park	Vacant	20,242	–	–	–	–	–

	TOTAL	128,609	£821,921

Summary Valuation	(Amounts in GBP, Measures in SF)
Valuation Date: 14/01/2021

Property

Address	Sheffield Business Park, Business Centre
External ID	A02
Gross Valuation		12,918,906
Capital Costs		-35,181
Net Value Before Fees		12,883,725
Less UK Stamp-Dut	@4.91% Stamp Duty	589,500
Agent’s Fees	@1.00% Net Sale Price	144,000
Legal Fees	@0.50% Net Sale Price	72,000
Fees include non recoverable VAT @ 20.00%
Net Valuation		12,078,225
Say		12,000,000
Equivalent Yield		8.0622%	True Equivalent Yield	8.433%
Initial Yield (Valuation Rent)		5.1904%	Initial Yield (Contracted Rent)	5.1904%
Reversion Yield		9.3222%
Total Valuation Rent		821,921	Total Contracted Rent	821,921
Total Rental Value		1,193,760	Number of Tenants	10
Capital Value Per Area		93

Running Yields

Date	Gross Rent	Revenue Cost	Ground Lease Expenses	Net Rent	Annual	Quarterly
14/01/2021	821,921	-157,270	0	664,651	5.1904%	5.3632%
22/03/2021	421,921	-157,270	0	264,651	2.0667%	2.0937%
16/05/2021	375,650	-157,270	0	218,380	1.7054%	1.7237%
16/09/2021	320,420	-157,270	0	163,150	1.2741%	1.2843%
22/09/2021	700,420	-157,270	0	543,150	4.2415%	4.3564%
14/10/2021	700,420	0	0	700,420	5.4697%	5.6619%
31/10/2021	621,420	0	0	621,420	4.8528%	5.0036%
25/12/2021	545,920	0	0	545,920	4.2632%	4.3792%
16/01/2022	454,170	0	0	454,170	3.5467%	3.6267%
14/07/2022	768,710	0	0	768,710	6.0030%	6.2351%
16/11/2022	820,480	0	0	820,480	6.4072%	6.6723%
07/12/2022	777,497	0	0	777,497	6.0716%	6.3092%
16/01/2023	872,467	0	0	872,467	6.8132%	7.1135%
19/01/2023	492,467	0	0	492,467	3.8457%	3.9400%
16/03/2023	546,757	0	0	546,757	4.2697%	4.3861%
30/04/2023	616,627	0	0	616,627	4.8153%	4.9638%
25/06/2023	701,577	0	0	701,577	5.4787%	5.6716%
01/08/2023	670,390	0	0	670,390	5.2352%	5.4111%
07/06/2024	713,370	0	0	713,370	5.5708%	5.7703%
19/10/2024	1,157,770	0	0	1,157,770	9.0412%	9.5761%
01/02/2025	1,193,760	0	0	1,193,760	9.3222%	9.8918%
Yields Based On	Say Value + Acq.Costs

Summary Valuation	(Amounts in GBP, Measures in SF)
Valuation Date: 14/01/2021

Tenants

Tenant Name	Suite	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
ITM Power (Researc	Unit G		30/10/2021	Override	Hardcore(7.5%)	79,000	79000	69,870	847,983	9.3162%	9.3162%	7.5000%	8.2395%
Chubb Fire & Securit	Unit J		15/05/2021	Override	Hardcore(7.5%)	46,271	46271.25	51,770	619,247	7.4722%	7.4722%	7.5000%	8.3601%
LabLogic	Unit K		15/09/2021	Override	Hardcore(7.5%)	55,230	55230	54,290	653,576	8.4504%	8.4504%	7.5000%	8.3066%
WNT (UK) Ltd	Unit L	25/12/2021	24/12/2021	Override	Hardcore(7.5%)	75,500	75500	84,950	1,015,591	7.4341%	7.4341%	7.5000%	8.3646%
Additive Manufacturi	Unit N		31/07/2023	Override	Hardcore(7.5%)	31,187	31187	35,990	428,058	7.2857%	7.2857%	7.5000%	8.4077%
Perfect Colours	Unit O		06/12/2022	Override	Hardcore(7.5%)	42,983	42982.5	42,980	521,718	8.2387%	8.2387%	7.5000%	8.2382%
Vacant	Unit P		13/10/2026	Override	Hardcore(10%)	0	0	41,240	343,237	0.0000%	0.0000%	10.0000%	12.0150%
Northgate Motor Hol	Unit Q		15/01/2022	Override	Hardcore(6.5%)	91,750	91750	94,970	1,374,335	6.6760%	6.6760%	6.5000%	6.9103%
Primetals (LR valued	Unit S		18/01/2023	Override	Hardcore(7.75%)	400,000	400000	444,400	4,840,510	8.2636%	8.2636%	7.7500%	9.1808%
Vacant	Unit 3		13/10/2026	Override	Hardcore(10%)	0	0	273,300	2,274,650	0.0000%	0.0000%	10.0000%	12.0150%

Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

Dumers Lane, Bury, BL9 9UE, United Kingdom

14

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

Individual Property Report for:

Dumers Lane, Bury, BL9 9UE,

U.K.

1

Project United IV
Property known Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

Individual Property Report:

Executive Summary

CHAPTER 1 : PHYSICAL CHARACTERISTICS	6

CHAPTER 2 : LEGAL	11

CHAPTER 3 : OCCUPATIONAL MARKET	14

CHAPTER 4 : MANAGEMENT	19

CHAPTER 5 : PROPERTY INVESTMENT MARKET	20

CHAPTER 6 : VALUATION RATIONALE	25

CHAPTER 7 : VALUATION CONCLUSIONS	27

CHAPTER 8 : SWOT ANALYSIS	29

ATTACHMENTS:

•	Photographs

•	Location Plans

•	Property Boundary Plan

•	Tenancy schedule

•	Valuation Calculations

2

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

EXECUTIVE SUMMARY

CHAPTER 1 : PHYSICAL CHARACTERISTICS

Property Identification:	Dumers Lane, Bury, BL9 9UE

Property type:	Industrial

Inspection date:	21 December 2020

Locational quality:	Secondary

Floor areas:	17,120 sq.m/ 184,275 sq ft. GIA

Car Parking:	117 spaces

Condition:	Reasonable

Highest and Best Use confirmation:	Yes

Observations

•	1995 constructed detached warehouse with integral three-storey offices to the front elevation.

•	Most of second floor offices are not used, with exception of showroom.

•

Site sits within Flood Zone 3 and is bounded by River Irwell to southern and western elevations. At the time of our inspection, flood defences were being erected by the local Council, hence parts of the loading areas were fenced off.

CHAPTER 2 : LEGAL

Tenure:	Freehold

Tenancy overview:	Single let to Sambro International Limited.

Current contracted rent:	£750,000 per annum (£4.07 psf)

W.A.L.E.	4.4 years to break, 9.4 years to expiry

Unusual lease terms:	None noted

Observations

•	We have had sight of the Certificate of Title prepared by Herbert Smith Freehills LLP dated 2021, which concludes ‘in our opinion, the Company has a good and marketable title to the Property’.

•	The freehold interests being valued as we understand are Title Numbers GM690396 (main building) and GM548027 (separate sprinkler tank building and security gatehouse).

CHAPTER 3 : OCCUPATIONAL MARKET

Market & sub market name:	Bury

Position in market / sub-market:	Secondary industrial location within North-West

England

Market Rent:	£829,200 per annum (£4.50 psf)

Reletting / retention prospects:	Reasonable – we anticipate a 12-month re-letting void.

New tenant Incentives:	Equivalent to 6 months’ rent free

Observations

•	Rental growth opportunity.

3

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

Executive Summary (continued)

CHAPTER 4 : MANAGEMENT

Vacancies:	None

Service charge level relative to market:	N/A

Extraordinary Capital Expenditure requirement:	£516,000 of the capital expenditure highlighted by the Technical Due Diligence Report prepared by Arcadis dated 11 March 2020, is allocated for roof repairs in years 6-10. Given these costs are only necessary 5-10 years from the Valuation date, we have not reflected the specific amount but have rather allowed for this within our assessment of yield.

Observations

•	We did not note any significant warrants of repair whilst on inspection.

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Prime yield:	3.50% (New build in Omega, Warrington)

Likely purchaser type:	Institutional investor

Marketing/Exposure Period:	6-9 months

Market condition direction: Observations	Stable

•	Good covenant, medium length term certain, affordable accommodation increases the investment demand for the Property.

CHAPTER 6 : VALUATION RATIONALE

Valuation method used:	Investment

Exit yield:	N/A

Discount Rate:	N/A

Transaction Context:	Financing for secured lending. We understand the Property has recently transacted as part of a wider portfolio, which includes the Sheffield, Glasgow and Bedford assets which form part of this valuation. We understand the total portfolio purchase price is £45m. Our aggregate value of these assets (£41.85m) falls marginally below this purchase price, this may be due to a portfolio premium being paid.

4

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

CHAPTER 7 : VALUATION CONCLUSIONS

Valuation date:	14 January 2021

RICS defined Market Value:	£10,850,000
Net Initial Yield:	6.48%
Equivalent Yield (nominal):	6.50%
Reversionary Yield (nominal):	7.16%

Market Value subject to the Special Assumption of Vacant Possession:	£9,200,000

Indication of Reinstatement Cost:	£14,706,000
Suitability for loan security:	Good

5

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

CHAPTER 1 : PHYSICAL CHARACTERISTICS

LOCATION

Property Identification

The property is at the address, Dumers Lane, Bury, BL9 9UE (hereafter “the Property”).

Location - macro

The Property is located in Bury, within Greater Manchester. The town sits 10 miles north of Manchester city centre, 6 miles east of Bolton town centre and, 7 miles west of Rochdale town centre.

Location - micro

The Property is positioned off Dumers Lane, approximately 2 miles to the south of Bury town centre off Manchester Road, the A56. The immediate vicinity provide of cluster of established warehouse units housing occupiers such as Tesco Mobile Customer Care, Capita, Thumbs Up and a large DHL Morrisons unit just to the north-west known as Bury Point. On the opposite side of Dumers Lane is a modern trade-counter estate with tenants including City Plumbing and Howdens. The River Irwell runs the southern and western boundary of the Property leading from Radcliffe to the south to Ramsbottom to the north. Immediately opposite the subject Property is a large multi-storey car park.

Accessibility and Transportation

The Property sits near the A56 Manchester Road which is the major arterial route form the south into Bury town centre. The subject units sits 3 miles north of junction 17 of the M60 orbital motorway circulating Manchester and 2 miles west of junction 3 of the M66 motorway leading north to the M65 motorway between Blackburn and Burnley.

Whilst there are no immediate train station in and around Bury, the final Metro Link stop (Yellow Line) sits in Bury town centre. This gives direct access to Manchester city centre to the south. There is a bus route that runs the length of Dumers Lane adjacent to the Property which provides regular services to Bury town centre.

PROPERTY DESCRIPTION

Inspection

The Property was inspected externally from ground level, and internally on 21 December 2020 by Mark McKinlay MRICS of C&W.

General

The Property provides a purpose-built distribution warehouse with dual yard and loading areas and an integral three storey office element to the front. The unit was constructed in 1995, but refurbished in 2010, and consists of a steel portal frame building in three bays with elevations finished in a mixture of brick and profile cladding with a full height glazed reception and atrium.

The three-bay warehouse has an eaves height to the underside of haunch of 9 metres and 11 loading doors in total; 10 dock levellers and 1 level access door. These are provided either side of the warehouse therefore benefits from cross-docking facilities and dual loading yards (north and south). The warehouse floor is concrete screed with a mix of full height clad/blockwork elevations. The triple pitch roof benefits from translucent panels covering circa 10%.

6

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

The warehouse is sprinklered, heated and has strip lighting.

The three-storey offices are located to the front in an ‘L’ shape with generally half of the accommodation used for ancillary storage. The general specification includes suspended fibre-tiled ceilings, receded lighting, perimeter trunking and plug sockets, ceiling mounted ‘Mitsubishi’ air-conditioning units, wall mounted electric radiators, painted and plastered walls, and double-glazed windows. The accommodation is split into both open-plan and smaller suites/meeting rooms with a large kitchen/canteen at ground floor, lockers and changing areas, toilet facilities, and one passenger lift (630kg / 8 person). There is also a showroom/display shop area on the second floor.

Externally, the two loading yards are concrete surfaced and provided at the southern and northern elevations of the building, each with their own separate gated access. At the time of our inspection, flood defences were being erected by the local Council, hence parts of the loading areas were fenced off where the site boundary meets the River Irwell. There is also a separate sprinkler tank building located to the south and gatehouse located of the north of the site. There is a car park to the whole of the front elevation providing approximately 117 spaces. The site is secure and self-contained.

Site and Lettable floor areas

Total: 17,120 sq.m/ 184,275 sq ft (including 3,592 sq.m/38,662 sq ft office space across three floors)

Basis: GIA

Source: Tenancy schedule

Site: 2.56 hectares (6.33 acres)

Regular shape and broadly level.

Car park is finished in tarmacadam, while the two service yards are finished in concrete hardstanding. The site is bounded by the River Irwell to the southern and western elevations, and industrial uses to the northern and eastern elevations.

Coverage ratio: 57.5% which is relatively high in comparison to modern standards.

Car Parking

117 uncovered delineated spaces, reflecting a car park ratio of 1:146.3 sq.m/ 1,575 sq ft.

There is a one exit and one entrance to the car park. We consider the car park ratio reasonable relative to the market.

Maintenance Issues / Condition

We have not carried out a building or condition survey.

During the course of our inspection of the Property we noted that it appears to have been satisfactorily maintained having regard to its age, use and condition.

We have been provided with a Technical Due Diligence Report prepared by Arcadis dated 11 March 2020. This concludes and recommends:

-

The unit is generally in a good condition reflecting the current tenants usage and historic wear and tear. The age of some elements such as the windows and roofs mean that some replacement or re-coating works should be programmed. The tenant should keep up with their repairing and maintenance obligations.

-	The building service installations are generally in fair condition, with some remedial repairs needing resolution by the tenant. None of which would prevent the continued use of the unit.

7

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

-	The tenant has a photographic schedule of condition attached to their lease so a programme of additional landlord works above any potential dilapidations works is likely to be required at lease end.

The report also indicates there are no immediate costs; £15,000 worth of costs in years 2-5; and a further £601,000 worth of costs in years 6-10. It highlights the ‘roof is extensively stained with degraded finishes and previous cut edge corrosion repairs. Gutter linings are worn and corroding with degraded rooflights.’ £516,000 of the capital expenditure in years 6-10 is allocated to roof repairs, whereby Arcadis suggest the ‘roof is shown in poor condition at lease commencement in the schedule of condition so Landlord to factor in re-coating and repairs at lease end.’

Given these costs are only necessary 5-10 years from the Valuation date, we have not reflected the specific amount but have rather allowed for this within our assessment of yield.

We recommend you refer to the Technical Due Diligence Report prepared by Arcadis date 11 March 2020 for a comprehensive overview on the condition of the asset.

We consider the building has a minimum remaining economic life, provided it is properly maintained, in excess of 20 years.

Environmental Considerations

We have been provided with a Phase 1 Environmental Report prepared by Nova Ambiente dated November 2020. The report confirms:

-

There are no known coal mine entries within, or within 20 metres of, the boundary of the property. No former opencast mining has been undertaken at the site. The Coal Authority has no record of a mine gas emission requiring action at the property.

-	The site is located within a Lower Probability radon area where less than 1% of homes are estimated to be at or above the Action Level of radon gas.
-	There are no known current above or below ground bulk storage tanks for hazardous materials at the site.
-	No significant hazardous materials storage/use is undertaken by the tenant.

-	No evidence of significant leaks, spills or staining was noted.

-	The site building was constructed in c.1993, as such, there is the potential for asbestos containing materials (ACMs) to have been used in the building construction.
-	The tenant provided a copy of an asbestos survey report (Asbestos Surveys and Inspections Ltd, December 2015). No ACMs were identified within the scope of the survey.

With regards to flood risk, the reports notes:

-

According to the Gov.UK interactive long term flood risk maps, the majority of the property is located in an area designated as having a low risk of flooding from rivers or the sea. The chance of flooding each year is between 0.1% and 1%. Two small areas along the western boundary are designated as having a high risk of flooding from rivers or sea. High risk means that, each year, this area has a chance of flooding of greater than 3.3%. These designations take into account the any flood defences that may be in this area.

-

According to the Gov.UK interactive long term flood risk maps, small parts of the service yard adjacent to the north east and south west of the site building are designated as having a high risk of flooding from surface water. High risk means that each year this area has a chance of flooding of greater than 3.3%. Further small areas to the north east and south west of the site building are designated as having a medium risk of flooding from surface water. Medium risk means that each year these areas have a chance of flooding of between 1% and 3.3%.

The report concludes:

-	No significant issues have been identified in relation to the current site use.

8

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

-

The property was reportedly subjected to pluvial flood events in 2012 and 2020. Although no fluvial flooding has been reported, documents provided by the Seller indicate that the Radcliffe and Redvales flood risk management scheme is currently under construction in the area of the subject property. The proposed new flood defences will reportedly be in the form of a new sheet piled defence wall (extending along the site boundary and replacing the existing fence line). No timeframe for completion of the scheme is currently available, however, the works are understood to be on-going (and are therefore expected to be completed in 2021).

-

Although the site is not registered as contaminated land by the local authority and a potential “contamination linkage” with the significant possibility of significant harm (SPOSH) to human health, non-human receptors or controlled waters has not been identified.

-

The level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition.

-

On the basis of the information provided for review, subject to the implementation of the recommendations outlined below and continued current use, the site can be considered acceptable security for funding from an environmental standpoint.

We understand that:

•

The Property is located in Flood Zone 3, an area with a high probability of flooding that benefits from flood defences. At the time of our inspection, flood defences were being erected by the local Council, hence parts of the loading areas were fenced off. We would recommend you seek confirmation that suitable flood risk insurance is obtained/available for the site.

•	We are not aware of any potential sources of contamination to the Property, either current or historic, and we found nothing during our inspection to give cause for concern.

•	In view of the characteristics and history of the Property we would not expect there to be any outstanding environmental issues.

•	Our valuation has been prepared on the basis that the Property does not suffer from contamination.

Energy Performance Certificate

The Energy Efficiency (Private Rented Property) (England and Wales) Regulations 2015 establish a minimum level of energy efficiency for privately rented property in England and Wales.

There are important matters that should be considered when reviewing an EPC, as follows:

The quality of an EPC can vary significantly due to the historic limited regulation of assessors. This has improved significantly, however EPCs are valid for 10 years and therefore there are still a number of poor quality EPCs in the market. Furthermore, the age of an EPC is an important consideration because its accuracy will degrade over time. It is recommended that EPC’s are reviewed regularly and at least every 5 years.

The accuracy can also vary significantly due to the calculation methodology. Since their inception in 2008, there have been several changes to the way EPCs are calculated, including an update to Part L (Conservation of Fuel and Power) of the Building Regulations in 2011. That said, when there is a lack of information, an assessor will make default assumptions, usually based on the worst-case scenario this, in turn, can lead to an inaccurate default certificate.

9

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

Where the Property’s EPC rating falls within E, F or G, we would recommend that you ensure an ‘Action Plan’ is put in place by the Borrower. An ‘Action Plan’ would set out how the Borrower is going to ensure compliance with MEES regulations through an energy efficiency improvement programme. The process would highlight opportunities to implement works during void periods or lease breaks, or as part of the on-going maintenance and plant renewal programme. We recommend you monitor the implementation of this Plan over the period of the loan.

We are not able to comment on the quality or accuracy of a specific EPC and we would advise undertaking your own quality assurance measures. We are not qualified to make an assessment of costs associated with improving non-compliant properties.

Energy Performance Certificates (EPCs) must be produced for all properties before being marketed for sale or lease.

Impact on the Property

We have reviewed the EPC Register which has the following record for the Property and have summarised the key details below.

Address	EPC Rating	Date of Assessment	Comments
Sambro International Ltd,	C (56)	10 July 2019	Typical of existing stock.
Hardys Gate, Dumers			Valid until 17 July 2029.
Lane, Bury, BL9 9UE
Certificate number: 0070-0431-9389-8193-4006.

Change of use potential

•	Suitability for current use / Highest and best use confirmation: Yes

•	Obsolescence and economic life

We consider the building has a minimum remaining economic life, provided it is properly maintained, in excess of 25 years.

•	Excess development land: No

•	Alternative Uses (if any): N/A

Section Observations

•	We would recommend you seek confirmation that there is suitable insurance in place regarding flooding risk.

Attachments

•	Photographs

•	Location/Street Plan

10

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

CHAPTER 2 : LEGAL

Tenure

We have had sight of a draft Certificate of Title prepared by Herbert Smith Freehills LLP dated 2021, which states the tenure of the Property as ‘Freehold’, registered in the Land Registry under Title Numbers GM690396 (main building) and GM548027 (separate sprinkler tank building and security gatehouse).

The Certificate indicates that its chancel repairs search ‘reveals that the Property is located within the historical boundary of a tithe district within a parish which continues to have a potential chancel repair liability based upon historical parish boundary data and the relevant Inland Revenue Indices held by The National Archives.’ We have assumed that there is Chancel Repair liability in place for the purpose of this Valuation but we recommend your solicitors confirm this.

The Certificate concludes ‘in our opinion, the Company has a good and marketable title to the Property’.

We understand there is title insurance in place in accordance with ‘Buyer-Side Share and Real Estate Title Insurance Policy’ prepared by DUAL Asset Underwriting for an on behalf of Fidelis Underwriting Limited (Policy number: 00-61103020M0). The policy period commences 23 December 2020.

Land Registry Information

We have not undertaken any title investigation.

Zoning, building licences, or planning

Local Planning and Highway Authorities: Bury Council

The Bury Unitary Development Plan (UDP) acts as a guide for the future development or protection of land in the Borough and its policies and proposals currently form the basis for the Council’s decisions on planning applications.

The current Bury UDP was adopted by the Council on 29 August 1997. The Council is now working to replace the adopted UDP with a new document called the Bury Local Plan. Until the new Local Plan is produced the UDP will continue be used to make planning decisions.

The Bury Local Plan is still currently in the process of being formed. Together with the Greater Manchester Spatial Framework (GMSF), the Local Plan will form a key part of Bury’s overall development plan and, once adopted, these documents will both be used as the basis for determining future proposals for the next 20 years or so. The Local Plan Policy Directions sets out the proposed scope and a more refined direction for the planning policies that the Local Plan will contain. Consultation on the Policy Directions for the Bury Local Plan ended on 30 November 2018 and we will be taking all comments into account in moving onto and consulting on a draft Local Plan.

We understand there are no outstanding planning applications. As far as we can ascertain, there are no major planning applications of note made at the Property in the last 20 years.

We are not aware of any road scheme or compulsory purchase order that could affect the Property.

11

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

Tenancy overview

The Property is single let to Sambro International Limited on a 10-year lease commencing 01 July 2020 and expiring 30 June 2030. There is a break option and rent review date on 01 July 2025. The passing rent is £750,000 per annum equating to £4.07 psf. There is 9.4 years to expiry and 4.4 years to break. We understand the tenant has been in occupation since 2010, and the passing rent remains unchanged since the previous lease agreement.

Based on the site inspection we can confirm that the tenancy schedule matches the observations made during the site inspection.

Lease Abstract

We have had sight of a draft Certificate of Title prepared by Herbert Smith Freehills LLP dated 2021, which contains an occupational lease report for the asset. We have relied on the information therein.

The Certificate contains a Rent Concession site letter dated 23 April 2020 made between the Amberside Investments Limited and Sambro International Limited. The side letter provides that the annual rent from and including 25 December 2019 to and including 24 March 2021 is to be paid as follows:

-

from and including 30 July 2020, a monthly sum on the 30th day of each month amounting to £51,385.92 plus VAT with a final payment of £51,385.90 plus VAT on 30 December 2020 in lieu of rent arrears from 25 December 2019 to 24 June 2020

-

on 20 July 2020, a sum amounting to £73,456.80 plus VAT (in lieu of £11,812.80 due for 24 June 2020 to 30 June 2020 inclusive under the previous lease, plus £61,44 as an adjusted 1/3 of rent due 1 July 2020 to 29 September 2020 inclusive under the Lease;

-	on 20 August 2020 and on 20 September 2020, a sum amounting to £61,644 plus VAT;
-	on 20 October 2020, 20 November 2020 and 20 December 2020, a sum amounting to £62,500 plus VAT (in lieu of rent due under the Lease for the quarter 29 September 2020 to 24 December 2020 inclusive);
-	on 20 January 2021, a sum amounting to £187,500 plus VAT (in lieu of rent due under the Lease from 25 December 2020 to 24 March 2021 inclusive),
-	thereafter, for the remainder of the term, the annual rent is to be paid in accordance with the terms of the Lease.

All the above payment dates have passed, with the exception of the last one on 20 January 2021, which is the equivalent of the agreed passing rent.

Covenant

The market’s perceived covenant strength of the tenant is average/good.

Sambro International Limited was established in 1996, and a global supplier of licensed merchandise, including product categories such a toys, arts and crafts, stationary, bags, pocket money and novelty toys.

We have commissioned a Dun & Bradstreet report for Sambro International Limited dated 21 December 2020 which indicates a D&B rating of 3A3, based on a tangible net worth of £7,782,057 and represent a greater than average risk of business failure. Its most recent results are:

Date	Sales Turnover	Profit / (Loss) Before Taxes	Tangible Net Worth
31 December 2018	£60,563,100	(£5,718,323)	£7,782,057
31 December 2017	£71,963,722	£4,050,691	£12,738,765

12

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

Date	Sales Turnover	Profit / (Loss) Before Taxes	Tangible Net Worth
31 December 2016	£71,008,635	£2,096,039	£9,441,097

Property Tax

We understand the Business Rates at the Property is assessed as follows:

Demise	Description	Rateable Value
Sambro International Ltd, Dumers Lane,	Warehouse and premises	£580,000
Bury, Lancs, BL9 9UR

In England, the Non-Domestic Rating Multiplier for the fiscal year 2020/2021 has been set at 51.2 pence. There is a surcharge for the City of London of 0.8 pence in the pound.

The Government introduced a new five-year transitional rate relief scheme to phase in the new 2017 Rateable Values. For 2020/2021, the limits are as follows:

Maximum increases			Maximum decreases
Large properties (RV above	Medium properties (RV over	Small properties (RV under	Large properties (RV above	Medium properties (RV over	Small properties (RV under
£100,000)	£28,000 in London and £20,000 outside)	£28,000 in London and £20,000 outside)	£100,000)	£28,000 in London and £20,000 outside)	£28,000 in London and £20,000 outside)
6%	25%	15%	4.8%	25%	55%

Empty Rates

Vacant premises are eligible for business rate relief. Rates on vacant industrial premises are charged at full rate following an initial six-month exemption.

Section Observations

•	None

Attachments

•	Plan identifying the boundaries of the Property

•	Tenancy schedule

13

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

CHAPTER 3 : OCCUPATIONAL MARKET

ECONOMIC CONTEXT

Please see the Market Overview towards the front of this valuation report.

THE MARKETPLACE FOR INDUSTRIAL TENANTS

Macro market overview

Please see the Market Overview towards the front of this valuation report.

Micro market overview

North-West take up for units over 90,000 sq ft totalled 1.74m sq ft for H1 2020 which was up 83% on H1 2019 take-up level. Covid-19 resulted in large retailers such as ASDA, Tesco and M&S re-occupying over 900,000 sq ft of buildings taking overall H1 take-up over 2.6m sq ft. There is potential ‘Big Box’ supply shortage with only 18 months of New Build & Grade A/B supply based on average take-up of equivalent stock. There is strong demand for speculative new build units within the 40,000 - 75,000 sq ft ‘Mid Box’ size range. Consistent strong demand continues for good quality second hand refurbished units in the sub 15,000 sq ft size range.

The industrial/logistics occupational market in H2 2020 continued to perform well. However, the research is still being assessed and will update our commentary when possible.

Take up

H1 2020 take-up in the North West for units over 90,000 sq ft totalled 1.74m sq ft (11 transactions), up 83% on the 951k sq ft (7 transactions) recorded in H1 2019.

The pressures on the regions’ supply chain caused by COVID-19 resulted in a further 900k sq ft of buildings being re-occupied by large retailers such as ASDA, Tesco and M&S taking overall H1 take-up over 2.6m sq ft.

With a further 2.27m sq ft currently in solicitors’ hands and a number of high-profile unsatisfied requirements still in the market, we expect take-up levels to remain strong throughout H2 2020 and for take-up to exceed the 5 year average take-up of 4.0m sq ft.

Key transactions in H1 2020 include M6 Major, Haydock to Kelloggs (525k sq ft – speculative new build); Winwick 185, Warrington to Hermes (185k sq ft - refurbished) and the freehold sale of the speculative new build at Evolution, Agecroft to data centre operator Equinix (200k sq ft – speculative new build). Apart from the Agecroft transaction, etailers/logistics operators again dominated take-up with high profile occupiers such as AO.Com, Pets at Home and Royal Mail all taking additional space in the North West in H1 2020.

70% of take-up (1.17m sq ft) involved speculative new build units highlighting clear occupier demand for good quality space. The Kellogg’s deal at M6 Major was the only transaction above 250k sq ft with all the others in H1 between the 100k – 200k sq ft size range. This is due more to a lack of supply than demand with only 4 modern units > 250k sq ft currently available within the North West. The only new build option is under offer.

14

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

H1 2020 saw continued strong demand for new build and good quality secondhand accommodation in the SME/multi-let sector. There has been particularly strong demand for speculative new build units within the 40k -75k sq ft ‘Mid Box’ size range.

This is highlighted by deals at Ashburton Point, Trafford Park (65,735 sq ft / £6.50 psf); Pinnacle 52 Wardley (52,500 sq ft / £6.75 psf); Multiply, Logistics North (55,556 sq ft / £7.40 psf) and Rugby Park, Chadderton (60,181 sq ft / £6.85 psf).

The COVID-19 lockdown led to an initial drop off in occupier activity however since restrictions have been lifted the region has seen a marked uplift in activity, particularly for units < 20,000 sq ft.

H1 2020 also witnessed continued strong demand from the owner occupier market with several notable freehold transactions at Novus, Knutsford and Chamberhall Business Park, Bury achieving in excess of £100 per sq ft.

The industrial/logistics occupational market in H2 2020 continued to perform well. However, the research is still being assessed and will update our commentary when possible.

Supply

There was 4.24m sq ft of new build and Grade A/B stock available at the end of H1 2020 with speculative new build accounting for 2.0m sq ft (47%); Grade A – 1.06m sq ft (25%) and Grade B - 1.18m sq ft (28%). With almost 20% of this stock currently under offer this equates to only 18 months of New Build & Grade A/B supply (based on average take-up of equivalent stock over the last 5 years).

This lack of supply is exacerbated by the slow down of speculative development in the North West with only 2 speculative units > 90k sq ft completed (622k sq ft) in H1 2020 compared to the 7 schemes (2.0m sq ft) completed in H1 2019.

There are a further 7 schemes (1.26m Sq ft) committed/under construction and available within the next 6 months. However, based on current take-up levels supply remains limited, making a strong case for increased speculative development in the North West, particularly for units above 250k sq ft.

With a number of speculative development schemes under offer and with several unsatisfied high-profile requirements still in the market, the industrial sector remains resilient despite the current unprecedented circumstances. However, diminishing levels of existing New Build/Grade A stock together with limited future pipeline could lead to a supply shortage in the next 12-18 months.

Speculative development continued in H1 2020 with a further 850,000 sq ft (10 schemes) committed/under construction including Raven Locks, Salford by Network Space/Infra-Red (171,500 sq ft – 6 units) Mersey Reach, Aintree by Chancerygate (75,000 sq ft – 3 units) and Estuary 51, Speke by PIN Property (51,000 sq ft – single unit).

The majority of speculative development has been of units above 15,000 sq ft, with demand for small multi let being met by good quality refurbished 2nd hand accommodation resulting in increased rentals across the region. Notable deals include Clearcomm at Wardley Point, Manchester (5,474 sq ft - £6.50 psf), Zone 2 Deeside Industrial Estate, North Wales (12,176 sq ft - £5.75 psf) and Direct Online Services at Europa Trade Park, Warrington (5,406 sq ft - £7.75 psf).

The industrial/logistics occupational market in H2 2020 continued to perform well. However, the research is still being assessed and will update our commentary when possible.

15

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

Rental Comparables

• Unit 66, Stakehill Industrial Estate, Middleton

December 2020 – new open market letting to Romac Logistics on straight 15-year lease, paying £6.50 psf with 10 months’ rent free.

90,802 sq ft detached warehouse with 39 loading doors, cross-docking, two-storey offices on an 8.5-acre site. Fitted out for cold storage.

Much smaller size, located in established superior industrial location, arguably superior specification.

We expect the subject Property to achieve a lower rent.

• Unit H2, Heywood Distribution Park, Heywood

December 2020 – new open market letting to Iron Mountain on straight 10-year lease, paying £5.50 psf. Unknown rent free.

148,856 sq ft new-build detached warehouse with BREEAM ‘very good’, 12 metre eaves height, 11 dock levellers, 2 level access doors and two-storey offices.

Comparable size, much superior and newer specification, established industrial location.

We expect the subject Property to achieve a lower rent.

• Unit 16/16a, Wingates Industrial Estate, Bolton

November 2020 – open market letting to Virgin Wines Online Ltd on 10-year lease, with a 5th year break, paying £5.00 psf with 11 months’ rent free.

49,165 sq ft detached unit recently refurbished with 4 dock levellers and 1 level access door, 5 metre eaves height and two-storey offices. Much smaller size, comparable industrial location, similar specification.

We expect the subject Property to achieve a lower rent.

• Unit 10, Park 17, Whitefield

Under-offer – we understand this to be under-offer but on unknown terms. We understand the quoting rent was £4.29 psf.

95,647 sq ft warehouse unit with 7.2 metre eaves height, 5 loading doors, two-storey offices on 3.8 acre site.

Comparable location, inferior and older specification, smaller size.

We expect the subject Property to achieve a slightly high rent than the quoting rent at the comparable.

• Unit 3, Pilsworth Industrial Estate, Bury

January 2020 – lease renewal to L’Oreal UK Ltd for further 5 years with a 3rd year break, paying £6.48 psf net effective.

Tenant has been in occupation since unit was built in 2005. We understand L’Oreal are looking to consolidate their two northern operations in Bury and Trafford Park to one individual 650,000 sq ft unit in North Manchester.

Assumed headline rent close to the £7.00 psf mark.

88,920 sq ft detached unit with two-storey offices, 10.4 metre eaves height, 8 loading doors and 90 car parking spaces.

Smaller size, superior location, superior and newer specification, short term certain. We expect the subject Property to achieve a lower rent.

16

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

• Greenside Way, Chadderton, Oldham

December 2019 – open market letting to B&A Quilting on 5-year lease, with a 3rd year break, paying £3.65 psf. Unknown rent free period.

81,694 sq ft detached warehouse with adjoining two-storey office, 4.9 metre eaves height and 108 car parking spaces.

Comparable location, older and inferior specification, lower eaves height, smaller size.

We expect the subject Property to achieve a higher rent.

• Q103, Chadderton, Oldham

February 2019 – open market letting to ADI-Gardiner Ltd on a 15-year lease, with a 10th year break, paying £5.00 psf with 15 months’ rent free.

103,781 sq ft 1990’s built detached unit that has been recently refurbished since roof works, and has 7 loading doors, 42% site coverage and 86 car parking spaces.

Comparable location, smaller size, superior and refurbished specification.

We expect the subject Property to achieve a lower rent.

We are not aware of any lettings in and around over the 100,000 sq ft mark in the last 18 months. The two most relevant recent lettings that we believe are comparable are slightly further afield in Middleton and Heywood. Unit 66 Stakehill Industrial Estate in Middleton let in December 2020 at £6.50 psf. Due to the much smaller quantum and established industrial location of the comparable, we expect the subject Property would achieve a lower rental level. Heywood saw the letting of H2 on Heywood Distribution Park which is a more comparable size at 148,856 sq ft. However, the new-build unit has 1 higher 12 metre eaves height and is of a much superior specification, therefore we would expect the subject Property to achieve a lower rent. The rental evidence outlined above showcases achieved rents between £3.65 and £6.50 psf.

In addition to the rental evidence displayed above, we have also sourced new(er)-build competition. Bolton Logistics North located just off the M61, is achieving prime rents between £6.75 - £7.00 psf. This is one of the prime industrial parks in the North-West and offers much newer and superior accommodation in comparison to the subject. Closer to Bury, is the newly-built St Modwen development of Chamberhall Business Park which offers units in the 10-20,000 sq ft size bracket and is achieving higher rental levels that that of which we would expect at the subject, plus the recent owner-occupier capital value rates are in the premium region of £95 - £110 psf.

Two comparable units that have been built in the last 3-4 years are that of K-75, Kingsway Business Park, Rochdale and Rugby Business Park, Chadderton. The former let to Cleland McIver Lifestyle in October 2020 at a rent of £6.50 psf on a 10-year lease with 24 months’ rent free for a 75,034 sq ft unit built in 2016. The latter let to Sachets Ltd in May 2020 at a rent of £6.68 psf on a 15-year lease with 12 months rent free, for a 61,485 sq ft unit built in 2018. Due to the newer and superior specification couple with the smaller sizes, we would expect a lower rent to be achieved at the subject Property.

17

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

Finally, we are also aware that just to the south-east of the Property on the other side of the River Irwell is Bury South Business Park, where a recent letting took place to a regional company on a 10 year lease for a recently built 17,384 sq ft unit forming part of the wider multi-let estate. We are unaware of the deal details but assume given the much newer build nature and smaller size, a premium rent will have been achieved in comparison to that expected at the subject Property.

We must note that we understand the tenant to have been in occupation since 2010, and the passing rent as at the lease renewal commencement from July 2020 remains unchanged since the previous lease agreement, signifying no rental growth.

Future direction of the market

Rents within the Bury industrial market, north-east of Manchester city centre, are anticipated to remain stable over the next few years, with the exception of new-build stock.

Market Rent

Having regard to the evidence and consulted our in-house industrial agency colleagues, we have adopted a Market Rent of £4.50 psf. This is based on a new 5-year term certain lease, with 6 months rent free.

Warehouse/Offices	£48.44 per sqm/ £4.50 per sq ft per annum = £829,200 per annum
Total	£48.44 per sqm/ £4.50 per sq ft per annum = £829,200 per annum

The current passing rent equates to £4.10 psf, therefore we are of the opinion that the Property is reversionary and 9% under-rented.

Letting Prospects

The following are our estimate of the factors surrounding a reletting of the property in the current market:

• position in the market	Secondary
• likelihood of retaining existing tenant	Good
• overall prospect / ease of reletting	Reasonable
• void period	12 months
• lease length	5 years to break
• tenant incentives	6 months’ rent free of equivalent
• unusual lease terms	Nothing noted within the Certificate of Title
• tenant profile / type	International
• covenant strength	Average/Good

Section Observations

•	Affordable accommodation and large quantum located in a secondary industrial location with reasonable re-letting prospects.

Attachments

•	None.

18

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

CHAPTER 4 : MANAGEMENT

Vacant Units

Not applicable.

Letting Strategy

Not applicable.

Current negotiations

None as far as we are aware.

Service Charge

We have not been provided with any specific service charge information. The Certificate of Title confirms there are no material irrecoverable items.

Capital Expenditure

We have been provided with a Technical Due Diligence Report prepared by Arcadis dated 11 March 2020. The report indicates there are no immediate costs; £15,000 worth of costs in years 2-5; and a further £601,000 worth of costs in years 6-10. It highlights the ‘roof is extensively stained with degraded finishes and previous cut edge corrosion repairs. Gutter linings are worn and corroding with degraded rooflights.’ £516,000 of the capital expenditure in years 6-10 is allocated to roof repairs, whereby Arcadis suggest the ‘roof is shown in poor condition at lease commencement in the schedule of condition so Landlord to factor in re-coating and repairs at lease end.’

Given these costs are only necessary 5-10 years from the Valuation date, we have not reflected the specific amount but have rather allowed for this within our assessment of yield.

Future active management potential

There is a tenant break option on 01 July 2025. As this nears, the Borrower should commence discussions with the tenant in order to ascertain their intentions. Another potential asset management opportunity would be to re-gear the current lease by removing the break option and lengthening the term certain, hence making the Property a more attractive investment.

Section Observations

•	None.

Attachments

•	None.

19

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Macro Market Overview

Please see the Market Overview towards the front of this valuation report.

Micro Market Overview

The total value of North West industrial transactions during H1 2020 stood at £191m (22 deals), a 7% reduction on the £205m (26 deals) transacted in H1 2019. The five-year average for H1 stands at £290m. Following the decisive result of the General Election, Q1 2020 started strongly with an uplift in transactional activity, but this was short lived due to the impact of COVID-19. This is highlighted by the stark contrast between the £144m transacted in Q1, compared to just £43m in Q2.

Key transactions in H1 2020 include Pioneer 210, Ellesmere Port (£17.45m / 5.97%), DHL, Runcorn (£34.00m / 5.64%), AstraZeneca, Speke (£20.80m / 5.49%) and Pirelli, Carlisle (£15.5m / 6.10%).

The industrial/logistics investment market in H2 2020 continued to perform well. However, the research is still being assessed and will update our commentary when possible.

Investment Levels

With the exception of a wholesale ‘pause’ at the peak of the UK lockdown, investor demand for industrial assets within the North West region has generally remained robust, albeit still thinner than the 2018 peak.

Demand has been strongest from overseas investors, UK REITs (following the recovery in share prices), and private real estate investment managers / asset managers who have raised funds. Many private investors are adopting a ‘wait and see approach’, whilst the majority of traditional UK Institutions and Local Councils have withdrawn from the market completely.

The economic uncertainty surrounding COVID-19 has had a more profound effect on supply rather than demand. Many investment sales have been withdrawn from the market or postponed until there is more clarity.

A lack of post-lockdown transactional activity (upon which to base pricing) has only exacerbated the general uncertainty.

With industrial assets seen as defensive, investors are increasingly looking to hold these assets within their portfolio. Many fear they will be unable to re-invest the income due to the lack of supply – a self-fulfilling prophecy!

We forecast more sales being generated by sale and leasebacks, with companies seeking to raise cash from their balance sheet. A number of investors have already raised capital specifically targeting such opportunities.

An increase in administration sales could be likely, as the economic uncertainty begins to bite. However, this may be limited, as rent collection on industrial assets has been robust and there is little distress amongst mainstream industrial developers and property companies at present.

The industrial/logistics investment market in H2 2020 continued to perform well. However, the research is still being assessed and will update our commentary when possible.

20

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

Yield Movements

Current pricing remains difficult to accurately assess, due to the limited number of transactions which have been agreed and completed post-lockdown, particularly in the North West region.

Many (although not all) purchasers sought to renegotiate existing transactions as the UK entered lockdown, with some sellers agreeing to price reductions, whilst others opting to hold onto the assets. More recently, positive sentiment surrounding the North West industrial occupier market, together with the continued demand / supply imbalance has meant that pricing for certain industrial assets has remained robust.

Pricing has remained strongest for long income, single let distribution investments (secured to very strong covenants), which have achieved yields close to their 2018 peak. Investors are attracted by a secure income stream which should withstand any short / medium term economic uncertainty.

Pricing on good quality multi-let estates remains resilient, at close to pre-Brexit levels. Investors are paying close attention to the rent collection across such estates and the trading position / sector of occupiers, to ensure that large voids aren’t forthcoming.

Pricing on poorer secondary / tertiary assets has been affected the greatest, with investors increasingly unwilling to take views on weaker tenant covenants / compromised assets, unless they are priced attractively and reflect site values or vacant possession value.

Notwithstanding the above, secondary assets which are priced correctly and exhibit deliverable asset management angles have seen strong demand. This is highlighted by the 15+ viewings of Essity, Bolton, a secondary distribution warehouse (4 years WAULT) marketed in June 2020.

The industrial/logistics investment market in H2 2020 continued to perform well. However, the research is still being assessed and will update our commentary when possible.

Capital Value comparables

• Unit 3, Pilsworth Industrial Estate. Bury

November 2020 – Purchased by Mirastar for c.£9,700,000 (c.£109.09 psf) reflecting c.5.58% NIY. Quoting £8,315,000 (£93.51 psf) reflecting 6.50% NIY.

88,920 sq ft unit constructed in 2005 for the current tenant, with 10.4 metres eaves height, 8 loading doors, two-storey offices and 90 car parking spaces.

Single let to L’Oreal UK Ltd until January 2025 with a break option ion January 2023 (2.2 years to break), paying £576,602 pa (£6.48 psf). Lease renewal agreed in January 2020.

Tenant has been in occupation since unit was built in 2005. We understand L’Oreal are looking to consolidate their two northern operations in Bury and Trafford Park to one individual 650,000 sq ft unit in North Manchester. Superior location and established estate, much smaller size, superior 5A1 covenant, superior specification, shorter term certain.

We expect the subject Property to achieve a discounted yield.

21

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

• Kuehne + Nagel, East Manchester

September 2020 – Purchased for £6,450,000 (£86.16 psf) reflecting c.5.50% NIY. Quoting £6,150,000 (£82.15 psf) reflecting 5.75% NIY.

74,861 sq ft (excluding canopies) 1990’s-built unit with 5.2 metre eaves height, 20 dock level loading doors, 6 level access loading doors, two-storey offices on a secure site with low 25% site coverage.

Sale and leaseback deal to Kuehne + Nagel on new 10-year lease with 5th year break paying £4.50 psf for main warehouse, £2.25 psf for small external warehouse, £1 psf for canopies and £20,000 for 1-acre surplus land.

Superior location closer to Manchester city centre, superior 5A1 covenant, slightly longer term certain, comparable older style specification, much smaller size.

We expect the subject Property to achieve a discounted yield.

• Midpoint 18, Middlewich

September 2020 – Purchased by Warehouse REIT for £25,000,000 (£66.85 psf) reflecting 7.00% NIY. Quoting £27,200,000 (£72.74 psf) reflecting 6.50% NIY.

373,947 sq ft 2000 built warehouse unit with 12.2 metre eaves height, 36 loading doors, office accommodation, 300 car parking spaces and low 37% site coverage. Tenant invested significant capital expenditure.

Single let to Wincanton Holding Limited on 4 year lease expiring 31 December 2023 (3.3 years unexpired), paying £1,887,360 pa (£5.05 psf). Comparable secondary location, similar specification, much larger size, slightly shorter term certain, superior covenant strength.

We expect the subject Property to achieve a premium yield.

• Essity, Horwich, Bolton

August 2020 – Purchased by Arrow Capital Partners for £12,550,000 (£29.13 psf) reflecting 6.30% NIY and £722,000 per acre. Quoting £11,000,000 (£25.53 psf) reflecting 7.22% NIY and £633,000 per acre. Strong interest in site – three rounds of bidding.

430,899 sq ft 1980’s constructed industrial site comprising inter-linking units with 6-9.4 metres eaves height, series of drive-in doors and canopies. Extension built in 2005 with 12m eaves height and former Tesco building built 1986 with 6.4 metre eaves height. Site extends to 17.38 acres with site coverage of 50%. Potential redevelopment opportunity to residential or trade-counter.

Single let to Essity UK Ltd for 25 years, expiring 20 September 2037, with a break option on 21 September 2024. Term certain of 4 years. Passing rent of £848,000 pa (£1.97 psf).

Comparable secondary location, much inferior specification however provides development opportunity, superior 5A2 covenant (guarantor), comparable term certain, larger size and site.

We expect the subject Property to achieve a slightly discounted yield, due to development angle at comparable.

22

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

• Pioneer 210, Ellesmere Port

February 2020 – Purchased by Local Authorities Pension Fund for £17,450,000 (£82.35 psf) reflecting 5.97% NIY.

211,912 sq ft 2007 built but recently refurbished, with 15 metre eaves height, 18 dock level loading doors, 4 level access doors, 110 car parking spaces, 46 HGV spaces, two-storey offices and 49% site cover.

Single let to Novar ED&S on new 10-year lease, with 6th year break, paying

£1,112,585 pa (£5.25 psf).

Comparable secondary location, superior and refurbished specification, longer term certain, similar covenant, comparable size.

We expect the subject Property to achieve a discounted yield.

• Bury Point, Bury

December 2019 – Purchased by Rayware Ltd for £6,000,000 (£39.62 psf) reflecting 9.77% NIY. Quoting £7,814,000 (£51.60 psf) reflecting 7.50% NIY.

151,423 sq ft warehouse unit with 7.8m eaves height, 16 dock level loading doors, 1 level access door, two-storey offices, 37 HGV spaces, 139 car parking spaces and 39% site cover.

Single let to Wm Morrison Supermarkets Plc from November 2018 expiring April 2027 with a break in April 2021 (1.4 years unexpired). Passing rent of £625,000 pa reflecting £4.13 psf. 9 months’ rent free was given to the tenant.

Same location given located just north of subject Property, inferior and older specification, superior 5A1 covenant, much shorter term certain, comparable size.

We expect the subject Property to achieve a premium yield.

• Galaxy 173, Chadderton, Oldham

December 2019 – Purchased by LWC Drinks (owner-occupier) for £8,500,000 reflecting £48.93 capital value psf.

173,700 sq ft detached unit with 6.3-7.2m eaves height, 12 dock level loading doors, 2 level access doors, two-storey offices and racked throughout. Potential for 50,000 sq ft expansion.

Sold with vacant possession.

Comparable secondary location, similar size, comparable specification. We expect the subject Property to achieve a similar capital value rate if purchased with vacant possession.

We consider the two comparables located at Unit 3, Pilsworth Industrial Estate, Bury and Midpoint 18, Middlewich to be the most relevant transactions. The former was purchased for a price reflecting 5.58% NIY. Whilst the term certain of 2.2 years is shorter than the subject Property, the superior established industrial estate and 5A1 covenant of L’Oreal plus superior specification all result in a yield that we expect would be discounted at the subject Property. The latter sold in September 2020 for a price reflecting 7.00% NIY. The location is comparable in terms of a secondary industrial location and the specification is similar and was built 5 years later than the subject in 2000. Whilst the covenant is superior, the term certain of 3.3 years is shorter than the subject Property plus the lot size is much larger given the £25,000,000 price paid. Overall, we would expect a premium yield to be achieved at the subject Property.

23

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

In addition to the investment evidence outlined above, we are also aware that Q103, Chadderton was subject to an offer reflecting in the region of 5.00% NIY in December 2020, however we understand the Landlord rejected this. Given the much superior and refurbished specification, established park, and longer term certain, we would expect the subject Property to a achieve a discounted yield.

Consideration Period

•	we consider that the property would need to be marketed for a period of 6-9 months prior to the valuation date in order to achieve our opinion of Market Value.

Marketing Period / Saleability

•	we consider it would take approximately 6-9 months to achieve a sale in the open market starting at the valuation date.

•	the purchaser type is likely to be private equity.

•	we consider market conditions are likely to remain stable over the Marketing Period.

Section Observations

•	Good covenant, medium length term certain, affordable accommodation increases the investment demand for the Property.

Attachments

•	None.

24

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

CHAPTER 6 : VALUATION RATIONALE

VALUATION METHOD

Our opinion of the Market Value of the Property has been primarily derived using comparable recent market transactions on arm’s length terms.

Based on the comparable evidence outlined above and having consulted our in-house investment colleagues, we have applied an equivalent yield of 6.50%. We are of the opinion this fairly reflects the nature of the Property investment characteristics; being the secondary location, affordable industrial accommodation, good covenant, medium length term certain, occupational market demand, and flood defences in situ.

Given the Property is subject to a lease with a break option under 5 years away from the Valuation date, we have applied expiry voids equating to a 12 month marketing void followed by 6 months rent free. Given it is still over 3 years away to this, and to reflect the potential of the tenant not exercising the break, we have not applied any void holding costs or legal and letting fees on expiry.

As mentioned earlier in this report, we have not applied any specific capital expenditure given the costs identified by the Technical Due Diligence Report are only necessary 5-10 years from the Valuation date and have rather allowed for this within our assessment of yield.

The key inputs over an assumed holding period of 5 years are as follows:

INCOME

Market Rent:	£829,200 per annum
Gross Income:	£750,000 per annum
Total Non-recoverables (see below):	£0 per annum
Net Income:	£750,000 per annum
Indexation:	N/A

Rental Growth: We anticipate occupational market fundamentals to remain stable over the holding period. However, if the current tenant were to vacate at their break option in July 2025, we expect the rent to revert to our opinion of Market Rent.

NON-RECOVERABLES

Service charge shortfall:	£0 per annum
Letting Fees:	£0 per annum
Capital Reserves:	N/A
Property Tax:	We have not been advised of the VAT status of the Property. The capital valuation and rental included in this Report are net of Value Added tax at the prevailing rate.
Insurance:	N/A
Capital Expenditure:	None
Explicit Income Voids and Tenant Incentives for current vacancies	N/A
at lease expiries	12 months void followed by 6 months rent free
Covenant Strength:	Average/Good

25

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

TRANSACTION CONTEXT

Financing for secured lending. We understand the Property has recently transacted as part of a wider portfolio, which includes the Sheffield, Glasgow and Bedford assets which form part of this valuation. We understand the total portfolio purchase price is £45m. Our aggregate value of these assets (£41.85m) falls marginally below this purchase price, this may be due to a portfolio premium being paid.

Section Observations

•	None.

Attachments

•	Valuation Calculations.

26

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

CHAPTER 7 : VALUATION CONCLUSIONS AND ANALYSIS

Valuation date:	14 January 2021
MARKET VALUE
RICS defined Market Value:	£10,850,000
Ten Million, Eight Hundred and Fifty Thousand Pounds

Transfer Tax considerations
The level of purchaser’s costs is taken as	6.28%

Analysis of Market Value
Net Initial Yield:	6.48%
Equivalent Yield:	6.50%

VACANT POSSESSION VALUE
Vacant Possession Value:	£9,200,000
Nine Million, Two Hundred Thousand Pounds

Our opinion is based on following key considerations:

• Current void months:	12 months
• Rent free months:	6 months
• Total ERV rounded:	£829,200 per annum
• Letting Fees:	15% of ERV
• Void Costs:	50% of ERV
• Capitalisation rate:	7.25%

Our opinion of Vacant Possession Value reflects a capital value rate of £49.93 psf which we feel fairly reflects the nature of the Property characteristics.

INDICATION OF REINSTATEMENT COST

Our informal guide to the Day One Cost is:	£14,706,000

This guide has not been prepared by a building surveyor or qualified building cost estimator and is based on costs obtained from generic building cost tables. It envisages reinstatement using modern methods and materials, which may not necessarily be appropriate or permitted. You should not rely on this guide for any purpose before it has been confirmed by a formal assessment carried out by a building surveyor or other person with sufficient current experience of replacement costs.

27

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

SUITABILITY FOR LOAN PURPOSES

With reference to our aforementioned comments, as below:

•	Obsolescence and economic life (see “Chapter 1 : Physical Characteristics” above);

•	Alternative uses (if any) (see “Chapter 1 : Physical Characteristics” above);

•	Maintenance issues (see “Chapter 1 : Physical Characteristics” above);

•	Suitability for current use (see “Chapter 1 : Physical Characteristics” above);

•	Perceived covenant strength of the tenant (see “Chapter 2 : Legal” above);

•	Future active management potential (see “Chapter 4 : Management” above);

•	Capital expenditure requirements (see “Chapter 4 : Management” above);

•	Saleability (see “Chapter 5 : Property Investment Market” above); and

•	Key risks (see “Chapter 8 : SWOT analysis” below):

We consider the Property good security for loan purposes.

Section Observations

•	None.

Attachments

•	None

28

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

CHAPTER 8 : SWOT Analysis

Strengths

•	Reasonable and affordable industrial/logistics accommodation

•	Average/Good covenant strength.

•	Medium term certain of 4.4 years.

Weaknesses

•	Secondary industrial location in North-West England.

•	Slightly high site coverage

•	Threat of flood risk given position in Flood Zone 3, although flood defences are in process of being erected.

•	Landlord liable for potential roof repairs upon lease expiry.

Opportunities

•	Asset management opportunity to either re-gear lease to remove break option or ascertain occupier’s intentions at July 2025 break option.

Threats

•	Uncertain macroeconomic factors.

•	New-build and refurbished warehouse competition elsewhere in Lancashire and Greater Manchester.

ATTACHMENTS:

•	Photographs

•	Location plans

•	Property boundary plan

•	Valuation Calculations

29

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

Promap V2
Ordnance Survey Crown Copyright 2020. All rights reserved.
Licence number 100022432.
Plotted Scale - 1:1500. Paper Size – A4

Detailed Location

BURY
A58
M66
HEYWO
RADCLIFFE
WHITEFIELD
KEARSLEY
M60
PRESTWICH
PENDLEBURY
A56
Walmersley
Harwood
Ainsworth
Fishpool
Summerseat
Greenmount
Tottington
LITTLE LEVER
MIDD
B6222

General location

Education Facility

General location (zoom)

30

Project United IV
Property known as Dumers Lane, Bury BL9 9UE
Valuation as at 14 January 2021

External – front elevation

External – loading yard (south elevation)

External – loading yard (north elevation)

Internal – warehouse

15

Internal – warehouse

Internal – ground floor offices

31

TENANCY SCHEDULE

Dumers Lane, Bury

	Unit Area	Current Rent			Next Rent
Tenant Name	(SF)	(£)	Lease Start	Lease Expiry	Review Date	Break Date	Comments
Sambro International Ltd	184,275	750,000	01-Jul-10	30-Jun-30	01-Jul-25	01-Jul-25	Lease subject to schedule of condition

Summary Valuation	(Amounts in GBP, Measures in SF)
Valuation Date: 14/01/2021

Property

Address External ID	Dumers Lane, Bury, Dumers Ln A03
Gross Valuation	11,590,228
Capital Costs	0
Net Value Before Fees	11,590,228
Less UK Stamp-Dut @4.90% Stamp Duty	532,605
Agent’s Fees @1.00% Net Sale Price	130,345
Legal Fees @0.50% Net Sale Price	65,173
Fees include non recoverable VAT @ 20.00%
Net Valuation	10,862,105
Say	10,850,000
Equivalent Yield	6.5068%	True Equivalent Yield	6.7611%
Initial Yield (Valuation Rent)	6.4777%	Initial Yield (Contracted Rent)	6.4777%
Reversion Yield	7.1618%
Total Valuation Rent	750,000	Total Contracted Rent	750,000
Total Rental Value	829,200	Number of Tenants	1
Capital Value Per Area	59

Running Yields Date	Gross Rent	Revenue Cost	Ground Lease Expenses	Net Rent	Annual	Quarterly
14/01/2021	750,000	0	0	750,000	6.4777%	6.7487%
01/07/2025	0	0	0	0	0.0000%	0.0000%
01/01/2027	829,200	0	0	829,200	7.1618%	7.4942%
Yields Based On	Say Value + Acq.Costs

Tenants

Tenant Name	Suite	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Sambro InternationaWhole			30/06/2025	Override	Hardcore(6.5%)	750 000	750000	829,200	11,590,228	6.4710%	6.4710%	6.5000%	7.1543%

Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

Vantage Point, Wolseley Road, Bedford, MK42 7EF, United Kingdom

15

Project United IV
Property known as Vantage Point, Bedford
Valuation as at 14 January 2021

Individual Property Report for:

Vantage Point, Wolseley Road, Bedford, MK42 7EF, United Kingdom

1

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Individual Property Report:

Executive Summary

CHAPTER 1 : PHYSICAL CHARACTERISTICS	6

CHAPTER 2 : LEGAL	10

CHAPTER 3 : OCCUPATIONAL MARKET	13

CHAPTER 4 : MANAGEMENT	17

CHAPTER 5 : PROPERTY INVESTMENT MARKET	19

CHAPTER 6 : VALUATION RATIONALE	23

CHAPTER 7 : VALUATION CONCLUSIONS	25

CHAPTER 8 : SWOT ANALYSIS	27

ATTACHMENTS :

•	Photographs

•	Location Plans

•	Property Boundary Plan

•	Tenancy schedule

•	Valuation Calculations

2

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

EXECUTIVE SUMMARY

CHAPTER 1 : PHYSICAL CHARACTERISTICS

Property Identification:	Vantage Point, Wolseley Road, Bedford, MK42 7EF

Property type:	Light industrial warehouse

Inspection date:	03 February 2021

Locational quality:	Secondary

Floor areas (GIA):	12,415 sq m / 133,630 sq ft

Car Parking:	50 spaces

Condition:	Fair

Highest and Best Use confirmation:	Light industrial warehouse.

Observations

•

The Property comprises a single warehouse building with ancillary office facilities. Originally constructed in circa 1990, the Property underwent refurbishment in 2003 to join two buildings into a single tenancy.

•	The Property appears to have been adequately maintained and is in average condition for a building of this age and construction.

•	Approximate total site area of 2.43 hectares (6 acres).

CHAPTER 2 : LEGAL

Tenure:	Freehold

Tenancy overview:	Fully let to a single tenant, being 100% of GIA

Current contracted rent:	£685,000 per annum

W.A.L.E.	0.19 years

Unusual lease terms:	None that we are aware.

Observations

•

We can confirm we have sighted, and relied upon, a draft Certificate of Title prepared by Herbert Smith Freehills LLP (undated). This confirms that, in their opinion, ‘[subject to due registration at Land Registry of the transfer of the Property from the Seller to the Company,] the Company has a good and marketable title to the Property and is solely legally and beneficially entitled to the Property and neither we nor the Company know of any reason why [the Company should not be registered as proprietor of the Property with absolute title or] the Chargee should not be registered as registered proprietor of the Charge’.

CHAPTER 3 : OCCUPATIONAL MARKET

Market & sub market name:	Luton & Bedfordshire / Bedford

Position in market / sub-market:	Prominent within the local market, regarded as secondary nationally.

Market Rent:	£735,000 per annum

Reletting / retention prospects:	15 months void period on lease expiry

New tenant Incentives:	Equivalent to 12 months rent free

3

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Observations

•	The Property is located within the Woburn Road Industrial Estate which is prominent within the Bedford area. Nationally however, Bedford is not considered to be a ‘prime’ industrial location.

•	Bedford is considered to have a reasonable level of occupier demand.

•	There are a number of competing industrial estates within Bedford and surrounds.

•	There is limited comparable occupational evidence within the immediate vicinity.

CHAPTER 4 : MANAGEMENT

Vacancies:	N/A

Service charge level relative to market:	N/A

Extraordinary Capital Expenditure requirement:	£70,000 for repair costs which are not recoverable via dilapidation process upon lease expiry in March 2021.

Observations

•	An immediate opportunity exists to negotiate the extension or re-gear of the existing lease which is due for expiry in March 2021 (0.19 years from valuation date).

•	We are aware of a lease renewal which is in the process of negotiation and approval by both parties.

•

The terms are as follows: FRI lease on a 10 year term with open market rent review or tenant break option after year 5; Proposed rent is £802,000 (£6 per sq ft); Incentive equal to 3 months at half rent.

•

We have been advised by an Technical Due Diligence Report, prepared by Arcadis, that the capital expenditure allowance is ‘Allowance for repair and refurbishment works at lease expiry as the lease is subject to a schedule of condition’ which does not fall under the dilapidation notice served to the current tenant.

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Prime yield:	5.10%

Likely purchaser type:	Owner occupier, private investor

Marketing/Exposure Period:	6-12 months

Market condition direction:	Stable

Observations

•

The short unexpired lease term (0.19 years) would be attractive to an owner occupier although would be seen as a negative attribute to most property companies. A private investor may look favourably on this as they may achieve a discounted purchase price with a view to let the property and increase value.

•	If complete, the proposed lease renewal would improve the Property’s marketability to larger property companies.

CHAPTER 6 : VALUATION RATIONALE

Valuation method used:	Investment

Capitalisation Rate:	5.75% Nominal Equivalent Yield

Transaction Context:	Financing for secured lending. We understand the Property has recently transacted as part of a wider portfolio, which includes the Sheffield, Glasgow and Bury assets which form part of this valuation. We understand the total portfolio purchase price is £45m.

4

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Our aggregate value of these assets (£42.35m) falls marginally below this purchase price, this may be due to a portfolio premium being paid.

CHAPTER 7 : VALUATION CONCLUSIONS

Valuation date:	14 January 2021

RICS defined Market Value:	£10,500,000

Net Initial Yield:	6.11%

Equivalent Yield (nominal):	5.75%

Reversionary Yield (nominal):	6.56%

Market Value subject to the Special Assumption of Vacant Possession:	£9,125,000

Indication of Reinstatement Cost:	£10,179,000

Suitability for loan security:	Good

5

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

CHAPTER 1 : PHYSICAL CHARACTERISTICS

LOCATION

Property Identification

The property is known as Vantage Point and is at the address Wolseley Road, Kempston, Bedford MK42 7EF (hereafter “the Property”).

Location - macro

Bedford is the county town of Bedfordshire and serves as the principal commercial and administrative centre of the area. The Bedford conurbation includes nearby towns; Kempston, Elstow and Biddenham and outside the major cities has one of the largest urban areas in the UK.

The town is situated 60 miles north of Central London, 30 miles south-west of Cambridge, 18 miles north-east of Milton Keynes and 23 miles south-east of Northampton.

Location - micro

The Property is situated on the southern side of Wolseley Road. It forms part of the greater Woburn Road Industrial Estate which comprises predominantly secondary light industrial warehousing and multi let estates. The Property is about 3.2 miles to the south-west of Bedford town centre.

Accessibility and Transportation

Woburn Road Industrial Estate has good transport links. The A421 motorway can be accessed from Woburn Road which leads directly onto to Wolseley Road at its western end. The A421 runs south-west to north-east between the M1 and A1 which provide good access to the country’s motorway network. The nearest train station is in Bedford, about 3.1 miles to the north-east which provides direct access to St Pancras International (1 hour) and Leicester (40 minutes). Majority of other routes from Bedford are serviced by bus only.

PROPERTY DESCRIPTION

Inspection

The Property was inspected externally from ground level, and internally on 03 February 2021 by David Paterson MRICS of Cushman & Wakefield. Although a thorough inspection of the Property was undertaken, due to privacy concerns, we were unable to photograph much of the internal accommodation.

General

The Property comprises a warehouse building with ancillary office accommodation all arranged over a single level.

The property is constructed using steel portal frame construction with supporting columns. Blockwork infill is located up to intermediate level in areas with insulated profiled cladding panels constructed to roof level. Externally the building is fully clad in profiled metal cladding. The roof ranges from approximately 6-10m in clear eaves height and is formed over multiple pitched spans of steel construction. The roof is insulated internally with insulating panels and overlaid with profiled steel covering.

6

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Major works were undertaken in 2003 to merge two separate buildings to form a single, larger premises. The original building to the front / north of the site was used for manufacturing, whilst the building to the rear / south of the site was used for storage / distribution. The two buildings were linked via a forklift ramp accessed through a single roller shutter door. Ten diagonal, dock level loading docks are fitted to the southern elevation, with an adjacent street level door also present. A few street level loading doors are located in the northern part of the eastern elevation and along the western elevation. The project scope included to remove the ramp and merge the buildings using a new structure. As a result, half of the building rises to 6m clear eve height whilst the other half rises to 10m clear eve height. The project works also included full refurb of internal office and welfare space and external areas.

Site and Lettable floor areas

Warehouse:	129,621 sq ft / 12,042.18 sq m
Office:	4,009 sq ft / 372.45 sq m
Total:	133,630 sq ft / 12,415 sq m

Basis: GIA

Source: Managing agents / tenancy schedule

Site: The site is generally rectangular in shape and has a total area of some 2.43 hectares (6 acres). The site is secured with steel palisade perimeter fencing, with access from the north east (access point and a short length of the access way crosses over the adjacent site to the east, which is also occupied by the subject site tenant). A car parking area is located at the front of the complex which provides parking for approximately 50 vehicles. The western and southern portion of the site is predominantly brick paved secure yard area. The tenant also occupies an adjoining yard area to the south-west which is fitted with a goods vehicle access gate to Adams Close. Any adjoining sites in which the Tenant may occupy have been excluded from our assessment of value. The warehouse and western yard area are fitted with several gantry cranes. Two decommissioned sprinkler tanks and a pump house are located on the eastern side of the warehouse. Site coverage currently sits at approximately 50% with the remaining 50% split between hardstanding (approximately 45%) and landscaping (approximately 5%).

Car Parking

The car park has a reported capacity of 50 vehicles. It is uncovered and comprises full hardstanding of brick paving. It is located at the front of the building, on Wolseley Road.

Maintenance Issues / Condition

We have not carried out a building or condition survey.

During the course of our inspection of the Property we noted that it appears to have been well maintained having regard to its age, use and condition.

The Property appears to be in generally acceptable repair with no defects identified that might have an adverse impact on value.

We have been provided with a copy of a Technical Due Diligence Report prepared by Arcadis, dated 11 March 2020. The report concludes that ‘the property was generally found to be in a good condition commensurate with age and use, with evidence of the tenant adhering to their (repairing) lease covenants and keeping the units in good condition’. In their report, Arcadis estimate the total cost of ‘light refurbishment’ works to be £70,000 excluding fees and VAT. These are minor works to the Property which are not recoverable under the dilapidation procedure. No further investigations recommended.

We consider the building has a minimum remaining economic life, provided it is properly maintained, of 25 years.

7

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Environmental Considerations

We have been provided a Phase I Environmental Report prepared by Ambiente Group UK, dated January 2021. This report concludes:

•	The site was developed over a greenfield site in the late 1980s.

•	No site investigation data has been made available for review. No significant issues have been identified in relation to the current site use.
•

Although the site is not registered as contaminated land by the local authority and a potential “contamination linkage” with the significant possibility of significant harm (SPOSH) to human health, non-human receptors or controlled waters has not been identified, there is the potential for residual contamination to be present at the site due to its use as a factory since the late 1980s.

•

The level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition.

After examining this report, no further investigations are recommended.

Energy Performance Certificate

The Energy Efficiency (Private Rented Property) (England and Wales) Regulations 2015 establish a minimum level of energy efficiency for privately rented property in England and Wales.

There are important matters that should be considered when reviewing an EPC, as follows:

The quality of an EPC can vary significantly due to the historic limited regulation of assessors. This has improved significantly, however EPCs are valid for 10 years and therefore there are still a number of poor quality EPCs in the market. Furthermore, the age of an EPC is an important consideration because its accuracy will degrade over time. It is recommended that EPC’s are reviewed regularly and at least every 5 years.

The accuracy can also vary significantly due to the calculation methodology. Since their inception in 2008, there have been several changes to the way EPCs are calculated, including an update to Part L (Conservation of Fuel and Power) of the Building Regulations in 2011. That said, when there is a lack of information, an assessor will make default assumptions, usually based on the worst-case scenario this, in turn, can lead to an inaccurate default certificate.

Where the Property’s EPC rating falls within E, F or G, we would recommend that you ensure an ‘Action Plan’ is put in place by the Borrower. An ‘Action Plan’ would set out how the Borrower is going to ensure compliance with MEES regulations through an energy efficiency improvement programme. The process would highlight opportunities to implement works during void periods or lease breaks, or as part of the on-going maintenance and plant renewal programme. We recommend you monitor the implementation of this Plan over the period of the loan.

We are not able to comment on the quality or accuracy of a specific EPC and we would advise undertaking your own quality assurance measures. We are not qualified to make an assessment of costs associated with improving non-compliant properties.

Energy Performance Certificates (EPCs) must be produced for all properties before being marketed for sale or lease.

Impact on the Property

We have reviewed the EPC Register which has the following record for the Property and have summarised the key details below.

8

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Address	EPC Rating	Date of Assessment	Comments
Wolseley Road, Woburn Road Industrial Estate, Kempston, Bedford MK42 7EF	C (63)	15 January 2014	An EPC rating of C is considered acceptable.

Change of use potential

•	Suitability for current use / Highest and best use confirmation

The Property considered suitable for its current use, which is regarded as the highest and best use.

•	Obsolescence and economic life

We consider the building has a minimum remaining economic life, provided it is properly maintained, of 25 years.

•	Excess development land

There is no excess development land which forms part of the Property.

•	Alternative Uses (if any)

No alternative use.

Section Observations

•	None.

Attachments

•	Photographs

•	Location/Street Plan

9

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

CHAPTER 2 : LEGAL

Tenure

Freehold. We confirm we have had sight of a draft Certificate of Title prepared by Herbert Smith Freehills LLP relating to ‘Warehouses at Wolseley Road, Woburn Road Industrial Estate, Kempston, Bedford MK42 7UD’

Land Registry Information

The Property is held under a single freehold title: BD149818

Zoning, building licences, or planning

Planning policy for the area is contained within Bedford Borough Council’s Local Plan 2030 which was to be adopted in January 2020. The site is classified for B1, B2 and B8 uses.

All historic applications have been approved though some were subject to conditions. Considering the amount of time that has elapsed since then any risks in terms of not completing these conditions are deemed negligible.

The Phase I Environmental Report, prepared by Ambiente Group UKLtd, states that:

‘The planning application for the construction of the current development was not available on Bedford Borough Council’s on-line planning database. A Register of Local Land Charges Search (Bedford Borough Council, November 2020) indicates that the current units may have been developed under the following planning permission (not confirmed):

•	B/TP/88/1200 - Erection of factory and warehouse. Address: Plysu Plc Woburn Rd Industrial Estate Wolseley Rd Kempston. Decision: Approved with Conditions. Date: 23/05/1988

No associated documents were available. Therefore no comment can be provided regarding whether the site has been developed in line with the original planning consent, or whether any contaminated land or ground investigation planning conditions were imposed on the original permission.’

The freeholder has confirmed with Herbert Smith Freehills that there is no application for planning permission in respect of the Property awaiting determination and no planning decision or deemed refusal which is subject to appeal.

We are not aware of any road scheme or compulsory purchase order that could affect the Property.

Tenancy overview

The Property is currently fully let to a single tenant; Vision Modular Systems UK Limited. The permitted use under the current lease is stated as ‘Light industrial, warehousing or other use within classes B1, B2 or B8 at the date of the Letting Document which the landlord may approve (approval not to be unreasonably withheld)’.

The current lease is due for expiry in March of 2021. We understand there are discussions happening between landlord and tenant to extend the current term although as of yet nothing has been agreed. We have been made aware of a lease renewal which is in the process of negotiation and approval by both parties. The terms are as follows: FRI lease on a 10 year term with open market rent review or tenant break option after year 5; Proposed rent is £802,000 (£6 per sq ft); Incentive equal to 3 months at half rent.

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Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Prior to this recent discussion of a lease renewal, we were advised that the landlord had issued the tenant a Section 25 notice in July 2020 for a 10 year lease at £835,187 PA with no break and 5 year open market review. The Tenant had not responded to this. Terminal dilapidations have also been served to the tenant, totaling approximately £967,000. For the purposes of this valuation, we have assumed the Property is to become vacant at lease expiry, albeit giving some consideration to the ongoing lease renewal discussions.

Lease Abstract

Lease Type: Full repairing and insuring (FRI)

Tenant: Vision Modular Systems UK Limited

Term: 25/12/12 – 24/03/21 (eight years and one quarter)

Passing Rent: £685,000 per annum exclusive of VAT (agreed 25/03/2018 at last review)

Covenant

Although we reflect our general understanding of the status of a tenant, we are not qualified to advise you on the financial strength of the tenants. Our valuation reflects an opinion of how investors in the market are likely to perceive the overall covenant strength of tenants based on our research.

We have obtained information from the rating agency Dun & Bradstreet, as summarised below.

The Dun & Bradstreet report gives Vision Modular Systems UK Limited a rating of 4A2 based on a tangible net worth of £33,393,425 and which represents a lower than average risk of business failure. Its most recent results are:

Year end	Turnover (£)	Gross profit (£)	D&B score
2019	87,765,384	13,978,821	79/100
2018	51,343,417	10,334,758
2017	44,890,410	8,122,758

Property Tax

Business Rates Fiscal Year 2020/2021

Non-Domestic Rating Multiplier	Set at 51.2 pence. There is a surcharge for the City of London of 0.8 pence in the pound.

Eligible businesses with Rateable Values below £12,000	Eligible for 100% rate relief on their liability.

Eligible businesses with Rateable Values up to £15,000	Eligible for a tapering rate relief on their liability from 100% to 0% for properties up to £15,000 in rateable value.

Properties with a Rateable Value below £51,000	Eligible for the Small Business Non-Domestic Rating Multiplier, set at 49.9 pence (50.7 pence in City of London).

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Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

The Government introduced a new five-year transitional rate relief scheme to phase in the new 2017 Rateable Values. For 2020/2021, the limits are as follows:

	Maximum Increases	Maximum Decreases
Large Properties RV above £100,000	6%	4.8%
Medium Properties RV over £28,000 in London and £20,000 outside	25%	25%
Small Properties RV under £28,000 in London and £20,000 outside	15%	55%

Total Rateable Value: We have been unable to ascertain the total rateable value for the Property. This cost is currently payable by the tenant although if the Property were to become vacant, it would be passed onto the Landlord. Our assessment of Market Value on the Special Assumption of Vacant Possession makes an allowance for this cost.

Empty Rates

Vacant premises are eligible for business rate relief. Rates on vacant industrial premises are charged at full rate following an initial six-month exemption, we recommend your legal advisors confirm this position.

Value Added Tax

We understand that the Property is not elected for VAT purposes and therefore VAT will not be chargeable.

Attachments

•	Plan identifying the boundaries of the Property

•	Tenancy schedule

12

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

CHAPTER 3 : OCCUPATIONAL MARKET

ECONOMIC CONTEXT

Please see the Market Overview towards the front of this valuation report.

THE MARKETPLACE FOR INDUSTRIAL WAREHOUSE TENANTS

Macro market overview

Please see the Market Overview towards the front of this valuation report.

Micro market overview

Vacancies in Luton & Bedfordshire’s industrial market have loosened markedly over the past few years, following a swathe of new speculative deliveries across the market. Totalling more than 1 million SF in 2018 and around 1.9 million SF in 2019, this new supply has applied strong upward pressure on vacancies in this time, lifting them off decade lows in 2018. This upward movement continued into 2020, as well, with further new supply coming online and around 2 million SF mooted to complete in 2020— the strongest year for new deliveries since the financial crisis. This supply, coupled with the impact of the coronavirus pandemic, which saw leasing activity slow to a decade low in Q2 2020, has seen vacancies continue to loosen.

Currently vacancies in the market are around 3.4%, the highest since 2014, but still in line with the 10- year average of around 5.6%. However, while vacancies are on the rise, there are reasons to believe the market is in a relatively good place to rebound in the near future. Among the most significant factors is the surge in online sales and e-commerce that has taken place over the past few quarters. With the national lockdown and working-from-home initiatives limiting consumers’ options, online sales have soared to record highs in recent months. This surge has seen retailers across the country scramble to bolster supply and distribution capabilities, and while it has slowed since the height of lockdown, it underscores pre-outbreak trends in the sector.

Indeed, industrial and particularly logistics space has been extremely popular in recent years as shifting consumer spending habits in the retail sector have boosted demand. Another positive for the market rebound is the region’s strategically significant location for distribution and logistics in the UK, with easy access to most of the country’s major markets. This sentiment has been reflected by the firms locating here, with a run of standout moves from third-party logistics providers and retailers in recent years.

Demand has been concentrated along strategic road corridors in the market: the M1 and A5 (Dunstable and Brogborough), A1 (Biggleswade) and, A421 (Woburn). The most notable deals recently include publishing distributor Marston Books’ 106,000-SF lease of Building 2 G-Park in Biggleswade in September, Rhenus Home Delivery’s 52,000-SF lease at The Crossing in Leighton Buzzard in September, and sport fashion and lifestyle service and distribution firm Focus International’s 85,000- SF move to Building 4 G-Park in Biggleswade in August. G-Park, located in Stratton Park, has been a particularly popular destination of late, with the new development adding several notable occupiers in recent years. These include Zeus Packaging, Apricot, CEF Electronics and Kramp, taking a total of 465,000 SF in the past couple of years.

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Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

The most significant moves of late have come from purpose-built developments. Most notable was B&M purpose-built distribution centre at Hardwick Hill. The centres, at circa 1 million SF, completed in July 2019, with B&M taking occupancy in October. The site is also set to be home for Aldi’s 800,000-SF centre, though it faced delays as a result of the coronavirus. With both fully operational, they provide more than 1,000 jobs in the area, which has been cited as the “obvious choice” for logistics operations in the UK by Matthew Barnes, CEO of Aldi. There are two further retailers also earmarked to create large footprints in the market. The Coop Group committed to a 661,000-SF distribution centre at Symmetry Park in Biggleswade in November 2018. It is estimated that the scheme will provide 1,200 jobs and around £90 million in investment to the region upon completion, slated for 2022. More recently, Lidl lodged a reserved matters application for a 1.2-million-SF distribution centre between the M1 and J11A near Luton. The company acquired the 58-acre site in 2018.

Rental Comparables

• LW107 Lodge Way, Lodge Industrial Estate, Northampton NN5 7RA

Start: January 2021

Term: 10 years with 6 months RF at start

Size: 107,206 sq ft

Rent: £5.75 psf

Description: Let to Dynamic Office Seating. A detached warehouse with two storey offices – (c. 1975 built refurbished 2020, 8.3m eaves, 9 level access loading doors).

• Liberty 196, Rhosili Rd, Northampton NN4 7JE

Start: Q3 2020

Term: 10 year term with open market rent review in year 5. Incentives undisclosed

Size: 197,216 sq ft

Rent: £6.50 psf

Description: New build logistics unit with 15m clear internal height, 22 dock levellers and 4 level access doors, 152 car and 34 HGV parking spaces. Located in Brackmills Industrial Estate which benefits from excellent communication links, with the A45 dual carriageway providing direct access to the M1 J15 and the A14 J13. Liberty 196 has the additional benefit of being situated at the gateway to the estate and is visible from the A45.

• Unit 5 Interlink Way East, Interlink Park, Bardon Hill, Leicestershire, LE67 1LA

Start: May 2020

Term: Undisclosed

Size: 77,675 sq ft

Rent: £6 psf

Description: Let to MTS Logistics Ltd. The unit comprises a 77,675 sq ft warehouse incorporating 9,721 sq ft of office accommodation. The unit benefits from 2 dock level and 2 level access loading doors and also has the potential for additional loading doors to be installed. The property has a clear working height of 8.1m, and the warehouse area is heated, lit and sprinklered.

14

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

•  Units 8, 9, 10 Bloxwich Lane, Bloxwich Lane Estate, Walsall, WS2 8TF

Start: June 2020

Term: 15 years with tenant break in year 5

Size: 76,206 sq ft

Rent: £324,927 (£4.26 psf)

Description: 1970 built industrial accommodation of basic specification.

Bestway Wholesale Ltd, the UK’s largest independent cash and carry, has agreed a new 15-year lease for Units 8, 9 and 10 at Bloxwich Industrial estate, Walsall. The property totals 76,206 sq ft and has been let for a total of £324,927 pa.

Rental value has been assessed on the basis of Market Rent, assuming a new lease drawn on standard, effective full repairing and insuring terms, for a term of 10 years with incentives granted equivalent to 12 months rent.

We have had regard to the above comparable transactions which are mid-range sized industrial warehouses and broadly considered to have comparable traits to that of the Property. The rents achieved range from £4.26 to £6.00 per sq ft. At the bottom end is the joint unit tenancies at Bloxwich Lane, Walsall. These units are smaller although provide inferior specification and less desirable industrial accommodation. As such, we would expect the Property to achieve a greater rate per sq ft. LW107 Lodge Way, Northampton is considered to be most comparable to the Property. It is similar in size, is in superior repair and has a superior yard area with HGV access (still considered only fair). Taking these factors into consideration, we would expect a discounted rental tone at the Property. Unit 5 Interlink Way, Bardon Hill also offers basic industrial accommodation with a reasonably low eave height, much like the Property. However, based on quantum, we would expect this comparable to achieve a higher rate per sq ft.

Lastly, we have included Liberty 196, Northampton. This 197,216 sq ft warehouse is larger than the Property although is a new build with far superior industrial specification. Northampton is also considered to be a superior location to Bedford. On this basis we would expect the Property to achieve a discount on rent.

Future direction of the market

The industrial investment market continues to be underpinned by strong occupational fundamentals which include record levels of take-up, low stock and a limited development pipeline. These factors in addition to the reduction of industrial land use is set to maintain the positive supply/demand imbalance which is driving industrial rental and capital growth.

Market Rent

Our opinion of Market Rent for the Property, as at the valuation date, has been calculated at £735,000 per annum. We have assessed this as follows:

Office & Warehouse (133,630 sq ft / 12,415 sq m): £5.50 per sq ft / £59.20 per sq m per annum.

Passing rent is £685,000 which equates to £5.13 per sq ft. This rent was agreed at the last rent review; 25/03/2018.

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Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Letting Prospects

The following are our estimate of the factors surrounding a reletting of the property in the current market:

• Position in the market	Reasonable
• Likelihood of retaining existing tenant	Good
• Overall prospect / ease of reletting	Reasonable
• Void period	15 months
• Lease length	10 years to break
• Tenant incentives	12 months rent free of equivalent
• Unusual lease terms	None
• Tenant profile / type	National
• Covenant strength	Above average

Section Observations

•

Although demand is generally considered reasonably strong for industrial property within this location, the Property will be subject to some refurbishment works on lease expiry which could extend the void period.

•	The lack of yard and HGV access may also affect the lettability of the Property.

Attachments

•	None.

16

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

CHAPTER 4 : MANAGEMENT

Vacant Units

The Property is currently fully let to a single tenant although the lease is due for expiry in March 2021. For the purpose of this valuation - albeit giving some consideration to the potential that the tenant may yet renew given lease renewal discussions are ongoing - we have assumed the Property is to become vacant at lease expiry. At this time, void costs will increase to £367,500 per annum for empty rates which we have assumed at 50% of Market Rent. Upon re-letting the Property, after an initial void period, the landlord will be subject to a capital cost of £180,250 for Legal & Letting fees, for which we have adopted 15% of Market Rent.

Letting Strategy

We believe the best letting strategy for the Property is to retain the existing tenant. In doing this, the landlord will both save in void and letting costs as well as potentially increasing the capital value of the Property by improving the WAULT and income security.

Current negotiations

We are aware of a lease renewal which is in the process of negotiation and approval by both parties. The terms are as follows: FRI lease on a 10 year term with open market rent review or tenant break option after year 5; Proposed rent is £802,000 (£6 per sq ft); Incentive equal to 3 months at half rent. As part of this potential lease the tenant has said they want to increase the height of half of the building so that the Property has a uniform clear internal height of 10 metres. This would be of benefit to the Landlord as the building would be improved at the tenant’s cost.

Prior to this recent discussion of a lease renewal, we were advised that the landlord had issued the tenant a Section 25 notice in July 2020 for a 10 year lease at £835,187 PA with no break and 5 year open market review. The Tenant had not responded to this. Terminal dilapidations have also been served to the tenant, totaling approximately £967,000. For the purposes of this valuation, we have assumed the Property is to become vacant at lease expiry, albeit giving some consideration to the ongoing lease renewal discussions.

Service Charge

We are not aware of any service charge due on the Property.

Capital Expenditure

We have been provided with a copy of a Technical Due Diligence Report prepared by Arcadis, dated 11 March 2020. The report concludes that ‘the property was generally found to be in a good condition commensurate with age and use, with evidence of the tenant adhering to their (repairing) lease covenants and keeping the units in good condition’. In their report, Arcadis estimate the total cost of ‘light refurbishment’ works to be £70,000 excluding fees and VAT. These are minor works to the Property which are not recoverable under the dilapidation procedure.

Future active management potential

Within the immediate future there is the potential for asset management to renegotiate or extend the existing lease prior to the Property becoming vacant.

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Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Section Observations

•	There are asset management opportunities which should be attended to within the immediate future as to avoid to Property becoming vacant.

•	If the Property is to become vacant in March 2021, the Landlord will be subject to operating and capital costs.

Attachments

•	None.

18

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Macro Market Overview

Please see the Market Overview towards the front of this valuation report.

Micro Market Overview

Luton & Bedfordshire continued to attract strong investment in recent years. Volumes surged over the past few years, with institutional investors piling into the market the main driver of volumes. The structural shift towards e-commerce and online sales have been a key factor, as large retailers and third- party logistics occupiers have flocked to the market to bolster distribution operations. As a result, new units have generally been letting quickly, and much of the recent stock arriving on market has been prelet. This has allowed for both robust rental expansion and strong competition for assets from the investment market. Yields have remained low as a result of this demand, and pricing has continued to grow.

New supply was set to surge even higher in 2020. However, the impact of the coronavirus could see these figures fall slightly, as reduced staff, delays and government restrictions have hampered activity. Indeed, the largest project slated to deliver has been delayed by the outbreak, with Aldi’s neighbouring 800,000-SF distribution centre at Hardwick Hill delayed. Such developments have driven construction in recent years, with large third-party logistics firms and retailers looking to bolster future demand on their logistics networks. Another example of these further out is the Coop Group’s 661,000-SF distribution centre in Symmetry Park in Biggleswade. It is estimated to provide 1,200 jobs and drive £90 million in investment opportunities to the region by 2022.

Around 1.7 million SF of new construction starts in 2020, taking total the total space under construction to almost 3 million SF. Much of this space is also being developed on a speculative basis, with developers betting on both large single occupancy spaces and multi-let plays. Notable speculative projects include 163,000-SF at Bedford link; 130,000-SF at Bedford 130; and several notable multi let parks such as the 235,000-SF Total Park, 123,000- SF Logistics City Luton and 124,000-SF Apex Park. Luton & Bedfordshire’s strategic location has made it a favourable location for industrial, specifically logistics and distribution, occupiers. Of the market’s 37 million SF inventory, more than three-quarters is designated as logistics and warehouse space.

Demand has surged in recent years, as shifting consumer spending habits and expectations of faster delivery times have led to a rush to upgrade distribution operations and underpinned a wave of new supply in the market. Deliveries have surged to fill this demand over the past few years. Increasing from 300,000 SF in 2017 to 1.2 million SF in 2018 and 1.9 million SF in 2019—a decade high for supply. Driving supply in 2019 was the 1-million-SF distribution centre for B&M at Hardwick Hill—the market’s largest-ever delivery.

Overseas investors have been particularly active on the buyer side of late, posting as net buyers for six of the past seven years. This includes 2020, which has already seen one of the most notable deals in the past decade, with German Deka Immobilien acquiring B&M’s newly built 1-million-SF distribution centre at Hardwick Hill in March 2020. The Frankfurt-based investor purchased the facility in a sale-and-leaseback transaction for £153.8 million, reflecting a keen net initial yield of 4.5%, in one of the largest industrial transactions in the UK in 2020.

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Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Heading into the latter stages of 2020, investment volumes have slowed in the market. The aforementioned B&M deal will bolster annual volumes, but transaction frequency is well down on recent years, with only a few other notable deals taking place since. Standard Life Aberdeen’s purchase of City Electrical Factors’ (CEF) purpose-built 105,000-SF unit at Stratton Business Park in Biggleswade in a sale-and-leaseback transaction was the most notable. The Scottish institution acquired the property for

£33.7 million, reflecting a keen yield of 4.2% in June. Aside from this, there have been few large deals in the market in 2020, with only a handful of smaller trades taking place since. The coronavirus outbreak has been a major factor driving this slowdown in activity. Government restrictions, social distancing initiatives and general uncertainty have all hampered the ability to conduct transactions in recent quarters. However, momentum in the market had already been slowing in 2019, with the limited availability of quality investment opportunities another factor. Indeed, 2019 saw few notable assets come to market, with some of the most significant Monarch Airlines’ former Engineering Hangers on Percival Way and Baytree Dunstable Unit A, both with no tenant. Several factors were potentially at play here, with political headwinds and uncertainty surrounding other asset classes likely reducing liquidity, as landlords were less willing to sell well-performing industrial assets. Such trends have continued, with coronavirus-related uncertainty now in the mix and the new Brexit trade deal deadline looming.

While the largest deliveries recently have typically come on a design-and-build basis, the increased demand for logistics space has seen several notable projects on a speculative basis of late. The most notable of these recently was the 345,000-SF delivery of Panattoni Park Luton in February 2020. The project remain available, though recent demand trends, even given the slowdown immediately following the UK’s initial national lockdown, bode well for their eventual lease-ups.

Yields have remained relatively stable over the past two years or so, in line with steady pricing. Almost 60% of deals take place in the 6%-7% yield range, but with limited quality supply, some investors are willing to buy at even lower yields to secure new or well-let assets. Indeed, over the past 12 months, almost half of the deals in the market were in the 4%-5% range. Looking ahead, such dynamics could tempt owners to return to the table later in the coming quarters, assuming normal trading conditions are resumed. But much will depend on the level of impact and disruption caused in the investment market and wider economy by the spread of the coronavirus and tightening government restrictions.

Capital Value comparables

• Skyline 120, 700 Avenue West, Braintree CM77 7AA

Date: October 2020

Size: 148,000 sq ft

Price: £11,200,000 (£76 psf)

Income: The units are let to Delamode Group, also part of Xpediator, which is a freight and logistics provider. One of the warehouses is let at £7.99 per sq ft through to 2025 and there is a rent review due in December 2020.

NIY: 5.25%

Description: 2006 built industrial distribution warehouse with attached ancillary office accommodation. Subdivided into two units. The site is prominently located close to the A120.

20

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

• G Space 140, Saxham Business Park, Bury St Edmunds IP28

Date: September 2020

Size: 141,151 sq ft

Price: £14,500,000 (£103 psf)

Income:Let to Dorel UK Ltd for undisclosed terms.

NIY: 6.25%

Description: Modern distribution warehouse with 3 storey ancillary offices attached. The property has 15m clear internal heights, 12 dock levellers and 2 level access doors 114 vehicle parking spaces, 55m minimum yard depth. The 12.1 acre site provides frontage to the

A14 motorway.

• Unit 3510 Magna Park, Lutterworth LE17

Date: October 2020

Size: 104,379 sq ft

Price: £10,800,000 (£103 psf)

Income: Let to CML through until August 2026 for £5.85 per sq ft.

NIY: 5.30% (assuming purchaser’s costs of 6.7%)

Description: 1990 built distribution warehouse within Magna Park.

The property underwent refurbishment in 2016 prior to the current lease commencing.

In assessing the Market Value of the Property, we have had regards to the length of secure income at the Property, ongoing lease renewal negotiations, the covenant strength of the tenant, the quality of the building and associated reletting prospects. We have also assessed the comparable transactions above and consulted with our investment teams as well as discussing the market with local agents.

We have had regard to the sale of Skyline 120 at Braintree which sold for £11,200,000 achieving a net initial yield of 5.25% and a capital value of £76 per sq ft. The property comprises 2 adjoining units built in 2006. Both units are let although only the terms for one were able to be verified. We know for certain that half of the complex has a superior WAULT than the Property, as well as both units being more modern and of higher specification with superior yard area. Given these factors, we therefore would expect the Property to achieve a weaker yield.

We have also considered the sale of G Space 140 at Bury St Edmunds which sold for £14,500,000 in September 2020. The sale achieved a net initial yield of 6.25% and a capital value of £103 per sq ft. It offers more modern accommodation with superior specification. The terms of the letting at the site were undisclosed, although are expected to be superior to the Property. Bury St Edmunds is considered an inferior location. We would expect the Property to achieve a stronger NIY yield.

Lastly, we have regard to the investment sale of Unit 3510 Magna Park at Lutterworth. This sold for £10,800,000 in October 2020 reflecting a net initial yield of 5.30% and a capital value of £103 per sq ft. The site comprises a refurbished, 1990’s built logistics warehouse with a WAULT of approximately 5.5 years. Given its superior WAULT, specification and location, we would expect the Property to achieve a softer yield.

Having regards to comparable evidence, we have applied an equivalent yield of 5.75% on the Property. This produces a Market Value of £10,500,000 which reflects a net initial yield of 6.11%. This reflects a capital value per sq ft of £79 per sq ft

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Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Consideration Period

•	We consider that the property would have been marketed for a period of 6 months prior to the valuation date in order to achieve our opinion of Market Value.

Marketing Period / Saleability

•	We consider it would take approximately 6 months to achieve a sale in the open market starting at the valuation date.

•	The purchaser type is likely to be owner occupier or a private investor.

•	We consider market conditions are likely to remain stable over the Marketing Period.

Section Observations

•	There has been limited industrial investment stock, with unexpired lease terms of under 3 months or vacant possession, transacted within the past year in England.

Attachments

•	None.

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Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

CHAPTER 6 : VALUATION RATIONALE

VALUATION METHOD

Rental value has been assessed on the basis of Market Rent, assuming a new lease drawn on standard, effective full repairing and insuring terms, for a term of 10 years with incentives granted equivalent to 12 months rent.

We have had regard to the above comparable transactions which are mid-range sized industrial warehouses and broadly considered to have comparable traits to that of the Property. The rents achieved range from £4.26 to £6.00 per sq ft. At the bottom end is the joint unit tenancies at Bloxwich Lane, Walsall. These units are smaller although provide inferior specification and less desirable industrial accommodation. As such, we would expect the Property to achieve a greater rate per sq ft. LW107 Lodge Way, Northampton is considered to be most comparable to the Property. It is similar in size, is in superior repair and has a superior yard area with HGV access (still considered only fair). Taking these factors into consideration, we would expect a discounted rental tone at the Property. Unit 5 Interlink Way, Bardon Hill also offers basic industrial accommodation with a reasonably low eave height, much like the Property. However, based on quantum, we would expect this comparable to achieve a higher rate per sq ft.

Lastly, we have included Liberty 196, Northampton. This 197,216 sq ft warehouse is larger than the Property although is a new build with far superior industrial specification. Northampton is also considered to be a superior location to Bedford. On this basis we would expect the Property to achieve a discount on rent.

Our opinion of Market Rent for the Property, as at the valuation date, has been calculated at £735,000 per annum. We have assessed this as follows:

Office & Warehouse (133,630 sq ft / 12,415 sq m): £5.50 per sq ft / £59.20 per sq m per annum.

In assessing the Market Value of the Property, we have had regards to the length of secure income at the Property, the covenant strength of the tenant, the quality of the building and associated reletting prospects. We have also assessed the comparable transactions above and consulted with our investment teams as well as discussing the market with local agents.

We have had regard to the sale of Skyline 120 at Braintree which sold for £11,200,000 achieving a net initial yield of 5.25% and a capital value of £76 per sq ft. The property comprises 2 adjoining units built in 2006. Both units are let although only the terms for one were able to be verified. We know for certain that half of the complex has a superior WAULT than the Property, as well as both units being more modern and of higher specification with superior yard area. Given these factors, we therefore would expect the Property to achieve a weaker yield.

We have also considered the sale of G Space 140 at Bury St Edmunds which sold for £14,500,000 in September 2020. The sale achieved a net initial yield of 6.25% and a capital value of £103 per sq ft. It offers more modern accommodation with superior specification. The terms of the letting at the site were undisclosed, although are expected to be superior to the Property. Bury St Edmunds is considered an inferior location. We would expect the Property to achieve a stronger NIY yield.

23

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Lastly, we have regard to the investment sale of Unit 3510 Magna Park at Lutterworth. This sold for £10,800,000 in October 2020 reflecting a net initial yield of 5.30% and a capital value of £103 per sq ft. The site comprises a refurbished, 1990’s built logistics warehouse with a WAULT of approximately 5.5 years. Given its superior WAULT, specification and location, we would expect the Property to achieve a softer yield.

Having regards to comparable evidence, we have applied an equivalent yield of 5.75% on the Property. This produces a Market Value of £10,500,000 which reflects a net initial yield of 6.11%. This reflects a capital value per sq ft of £79 per sq ft

The key inputs over an assumed holding period of 5 years are as follows:

INCOME

Market Rent:	£735,000 per annum
Gross Income:	£685,000 per annum
Total Non-recoverables (see below):	£0 per annum
Net Income:	£685,000 per annum
Indexation:	N/A

Rental Growth: We anticipate occupational market fundamentals to remain stable over the holding period.

NON-RECOVERABLES

Management Fee:	£0 per annum
Letting Fees:	£0 per annum
Capital Reserves:	£0 per annum
Property Tax:	We have not been advised of the VAT status of the Property. The capital valuation and rental included in this Report are net of Value Added tax at the prevailing rate.
Insurance:	£0 per annum

Capital Expenditure:	£70,000 (for repair costs which are not recoverable via dilapidation process)

Explicit Income Voids and Tenant Incentives

for current vacancies:	15 months void
at lease expiries:	12 months rent free
Covenant Strength:	Good

TRANSACTION CONTEXT

Financing for secured lending. We understand the Property has recently transacted as part of a wider portfolio, which includes the Sheffield, Glasgow and Bury assets which form part of this valuation. We understand the total portfolio purchase price is £45m. Our aggregate value of these assets (£42.35m) falls marginally below this purchase price, this may be due to a portfolio premium being paid.

Attachments

•	Valuation Calculations.

24

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

CHAPTER 7 : VALUATION CONCLUSIONS AND ANALYSIS

Valuation date:	14 January 2021

MARKET VALUE

RICS defined Market Value:        £10,500,000 (Ten Million, Five Hundred Thousand Pounds)

Transfer Tax considerations

The level of purchaser’s costs is taken as	6.24	%:

Analysis of Market Value

Net Initial Yield:	6.11%
Equivalent Yield:	5.75%

VACANT POSSESSION VALUE

Vacant Possession Value:	£9,125,000 (Nine Million, One Hundred and Twenty-Five Thousand Pounds)

Our opinion is based on following key considerations:

•	Current void months: 15 months

•	Rent free months: 12 months

•	Total ERV rounded: £735,000 (£5.50 per sq ft)

•	Letting Fees: 15% of market rent

•	Void Costs: 50% of market rent

•	Capitalisation rate: 6.25% NEY

INDICATION OF REINSTATEMENT COST

Our informal guide to the Day One Cost is:	£10,179,000

This guide has not been prepared by a building surveyor or qualified building cost estimator and is based on costs obtained from generic building cost tables. It envisages reinstatement using modern methods and materials, which may not necessarily be appropriate or permitted. You should not rely on this guide for any purpose before it has been confirmed by a formal assessment carried out by a building surveyor or other person with sufficient current experience of replacement costs.

25

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

SUITABILITY FOR LOAN PURPOSES

With reference to our aforementioned comments, as below:

•	Obsolescence and economic life (see “Chapter 1 : Physical Characteristics” above);

•	Alternative uses (if any) (see “Chapter 1 : Physical Characteristics” above);

•	Maintenance issues (see “Chapter 1 : Physical Characteristics” above);

•	Suitability for current use (see “Chapter 1 : Physical Characteristics” above);

•	Perceived covenant strength of the tenant (see “Chapter 2 : Legal” above);

•	Future active management potential (see “Chapter 4 : Management” above);

•	Capital expenditure requirements (see “Chapter 4 : Management” above);

•	Saleability (see “Chapter 5 : Property Investment Market” above); and

•	Key risks (see “Chapter 8 : SWOT analysis” below):

We have formed the opinion that the property offers good security for the purposes of a commercial loan. We would be pleased to provide additional commentary as to the suitability of the property for loan purposes upon receipt of details of the actual loan, to include amount of loan, loan term and repayment proposals.

Section Observations

•	Market Value arrived at through hardcore approach

•	Market Value on the Special Assumption of Vacant Possession arrived at through both hardcore approach and direct comparison of capital value per sq ft.

•	Our opinion of Market Rent sits broadly inline with available occupational evidence.

•	Considered good security for the purposes of a loan, subject to receiving details of proposed loan terms to include amount of loan, loan term and repayment proposals.

Attachments

•	None

26

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

CHAPTER 8 : SWOT Analysis

Strengths

•	Established industrial location

•	Strong connection to motorway networks

Weaknesses

•	Short WAULT that will seem unattractive to most investors

•	Basic industrial accommodation with different clear internal heights throughout

•	Insufficient yard area and HGC access for a number of potential tenants which limits lettability and saleability

Opportunities

•	Asset management opportunity exists to renew or negotiate a new lease at the Property

•	Refurbishment of the Property upon vacancy in the view to increase rental level and lettability

Threats

•	Underlying uncertainty surrounding Brexit which may impact negatively upon the occupational and investment dynamics within the UK property market.

•	The ongoing Covid 19 pandemic could have an adverse impact on the economy

•	Continued development of competing premises within the broader UK market

27

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

ATTACHMENTS:

•	Photographs

•	Location plans

•	Property boundary plan

•	Tenancy schedule

•	Valuation Calculations

28

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

29

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

Detailed Location

CHANTRY AVENUE
NAYLOR AVENUE
Education Facility
TRIUMPH WAY
LYON CLOSE
BROOKLANDS
RONALD CLOSE
POSTLEY ROAD
ADAMS CLOSE
WOLSELEY ROAD
A421

General location

General location (zoom)

Western Yard

Staff and Visitor Parking at Front

30

Project United IV
Property known as: Vantage Point, Bedford
Valuation as at 14 January 2021

31

TENANCY SCHEDULE

Vantage Point, Bedford

	Unit Area	Current Rent			Next Rent
Tenant Name	(SF)	(£)	Lease Start	Lease Expiry	Review Date	Break Date	Comments
Vision Modular Systems UK Ltd	133,630	685,000	25-12-12	24-03-21	—	—

Summary Valuation	(Amounts in GBP, Measures in SF)
Valuation Date: 14/01/2021

Property

Address	Vantage Point, Bedford, Vantage Point
External ID	A04
Gross Valuation		11,278,698
Capital Costs		-70,000
Net Value Before Fees		11,208,698
Less UK Stamp-Dut	@4.90% Stamp Duty	514,743
Agent’s Fees	@1.00% Net Sale Price	126,058
Legal Fees	@0.50% Net Sale Price	63,029
	Fees include non recoverable VAT @ 20.00%
Net Valuation		10,504,867
Say		10,500,000
Equivalent Yield		5.7524%	True Equivalent Yield	5.941%
Initial Yield (Valuation Rent)		6.114%	Initial Yield (Contracted Rent)	6.114%
Reversion Yield		6.5603%
Total Valuation Rent		685,000	Total Contracted Rent	685,000
Total Rental Value		735,000	Number of Tenants	1
Capital Value Per Area		79

Running Yields

Date	Gross Rent	Revenue Cost	Ground Lease Expenses	Net Rent	Annual	Quarterly
14/01/2021	685,000	0	0	685,000	6.1140%	6.3549%
25/03/2021	0	0	0	0	0.0000%	0.0000%
25/06/2023	735,000	0	0	735,000	6.5603%	6.8383%
Yields Based On	Say Value + Acq.Costs

Tenants

Tenant Name	Suite	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Vision Modular	SysteWhole		24/03/2021	Cap Rate Hardcore(5.75%) 685,000			685000	735,000	11,278,698	6.0734%	6.0734%	5.7500%	6.5167%

Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

211-241 MacLellan Street, Kinning Park Glasgow, G41 1RR, United Kingdom

16

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Individual Property Report for:

211-241 MacLellan Street, Kinning Park, Glasgow G41 1RR

1

Project United IV
Property known as 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Individual Property Report:

Executive Summary

CHAPTER 1 : PHYSICAL CHARACTERISTICS	6

CHAPTER 2 : LEGAL	13

CHAPTER 3 : OCCUPATIONAL MARKET	17

CHAPTER 4 : MANAGEMENT	23

CHAPTER 5 : PROPERTY INVESTMENT MARKET	25

CHAPTER 6 : VALUATION RATIONALE	28

CHAPTER 7 : VALUATION CONCLUSIONS	30

CHAPTER 8 : SWOT ANALYSIS	32

ATTACHMENTS :

•	Photographs

•	Location Plans

•	Property Boundary Plan

•	Tenancy schedule

•	Valuation Calculations

2

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

EXECUTIVE SUMMARY

CHAPTER 1 : PHYSICAL CHARACTERISTICS

Property Identification:	211-241 MacLellan Street, Glasgow G41 1RR (The “Property”)

Property type:	Warehouse / Distribution

Inspection date:	7 January 2021

Locational quality:	Good Secondary

Floor areas:	11,912 sq m / 128,224 sq ft. GIA

Car Parking:	211 – 64, 221 – 13, 231 – 9, 241 – 8 (94 total)

Condition:	Reasonable

Highest and Best Use confirmation:	Yes

Observations

•	A group of four individually let detached buildings constructed circa 1989

•	221, 231 and 241 MacLellan Street are of a similar style and front MacLellan Street, although 241 sits back from the others.

•	211 MacLellan Street is situated to the rear at the end of South Percy Street and has extensive yard area.

CHAPTER 2 : LEGAL

Tenure:	Heritable (Scottish equivalent of freehold)

Tenancy overview:	Multi-let to four tenants, being 100% of GIA

Current contracted rent:	£695,049 per annum

W.A.L.E.	2.92 years

Unusual lease terms:	Assumed none

Observations

•	Lease and title reports not provided. Red Flag report prepared by Brodies provided, no concerns.

CHAPTER 3 : OCCUPATIONAL MARKET

Market & sub market name:	Glasgow Logistics Market

Position in market / sub-market:	Good secondary

Market Rent:	£744,140 per annum

Reletting / retention prospects:	Good in context of current market where there is a strong occupational demand and a lack of supply.

New tenant Incentives:	Equivalent of six to 12 months rent free

Observations

•	Strong reletting prospects

•	Rental growth opportunities

3

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Executive Summary (continued)

CHAPTER 4 : MANAGEMENT

Vacancies:	The Property is fully occupied with no vacancies

Service charge level relative to market:	There is no Service Charge regime

Extraordinary Capital Expenditure requirement:	£50,000 for tank removal and associated clean-up.
£35,000 for landlord repairing liability.

Observations

•

The earliest lease expiry is at July 2023 on 211 MacLellan Street and ordinarily discussions might be started in the coming months on an extension given current strong market conditions. However, the tenant (Bee Inspired Clothing Ltd) is seeking to sub-let / assign its lease so it can relocate to smaller premises, although it will not commit to new premises until it has disposed of this space.

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Prime yield:	4.75%

Likely purchaser type:	Small / medium sized funds, property companies, family trusts.

Marketing/ Exposure Period:	Three to six months

Market condition direction:	Stable

Observations

•	The market’s perception of the tenant covenants would be considered to be reasonably good and any opportunity to buy would be attractive to the property investment market.

•	The WAULT to lease expiries is 2.92 years.

CHAPTER 6 : VALUATION RATIONALE

Valuation method used:	We have used the Market Approach and Comparison Method to arrive at our opinion of Market Rent and analysis of yield evidence. We have used the Income Approach and Investment Method to arrive at our opinion of Market Value.

Capitalisation Rate:	Net Initial Yield of 7.25%

Transaction Context:	Financing for secured lending. We understand the Property has recently transacted as part of a wider portfolio, which includes the Sheffield, Bury and Bedford assets which form part of this valuation. We understand the total portfolio purchase price is £45m. Our aggregate value of these assets (£41.85m) falls marginally below this purchase price, this may be due to a portfolio premium being paid.

4

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

CHAPTER 7 : VALUATION CONCLUSIONS

Valuation date:	14 January 2021

RICS defined Market Value:	£9,000,000
Net Initial Yield:	7.25%
Equivalent Yield (nominal):	7.04%
Reversionary Yield (nominal):	7.75%

Market Value subject to the Special Assumption of Vacant Possession:	£7,000,000

Indication of Reinstatement Cost:	£11,761,000
Suitability for loan security:	Good

5

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

CHAPTER 1 : PHYSICAL CHARACTERISTICS

LOCATION

Property Identification

The Property is known as 211 MacLellan Street and Units 1, 2 and 3 221 MacLellan Street but has the postal addresses of 211, 221, 231 and 241 MacLellan Street, Kinning Park Glasgow G41 1RR, (hereafter “the Property”).

Location - macro

Glasgow has a population of 615,000 and a wider catchment population in the region of 2,500,000 people.

From a declining industrial employment base, the city has successfully promoted itself to become an established nationally and internationally accepted commercial location attracting inward investment from the UK and abroad.

The city is located approximately 644 km (400 miles) north of London and 72 km (45 miles) west of Edinburgh and has excellent road and rail facilities. Four main motorways run through the city putting it at the hub of Scotland’s road network.

The M8 runs around the northern and western boundaries of the city centre and connects with Greenock to the west and Edinburgh to the east. The M74 runs through the south side of the city and provides the main route to Carlisle and the south. The M80 provides direct access to the M9 / M90 to the north and the M77 connects Glasgow to Ayrshire and Prestwick International Airport in the south west.

Glasgow International Airport is within 15 minutes’ drive of the city centre along the M8 to the west and during normal scheduling provides around 50 flights a day to London as well as regular flights to Europe and North America.

Location - micro

The Property is situated on the south side of MacLellan Street at a cul-de-sac at its western end in the Kinning park area of Glasgow approximately two miles to the south west of the city centre on the south side of the River Clyde.

Kinning Park is a long established commercial and industrial location. Its confines are defined by the M8 motorway to the north, the main westbound railway line out of Glasgow Central to the south and Seaward Street to the east. The industrial stock in the location dates from the 1960s and many of the original buildings have been refurbished and redeveloped to meet the needs of the modern market. The proximity to the M8 was always an attraction for occupiers, however, the extension of the M74 to J21 of the M8 completed in 2011 served to considerably improve road access by removing the bottleneck of the Kingston Bridge. Significant occupiers in the location include Scottish Galvanizers, Trespass and Smurfit, as well as a host of other local, regional and national businesses.

6

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Accessibility and Transportation

MacLellan Street is a continuation of Vermont Street, which runs westwards from Junction 20 of the M8 motorway approximately half a mile away and runs parallel to the M8. This junction is limited to westbound access to, and eastbound egress from, the M8. Eastbound access and westbound egress is available at Junction 19 which is a quarter mile further away. There is full access to the M74 at Junction 1 three quarters of a mile away from the Property.

A nearby pedestrian bridge across the motorway provides access less than half a mile away to local bus services and convenience retail on Paisley Road West as well as Kinning Park Underground Station, from where there are connections to the main transport hubs around Glasgow city centre.

PROPERTY DESCRIPTION

Inspection

The Property was inspected externally from ground level, and internally on 7 January 2020 by Colin McCash MRICS, RICS Registered Valuer, of C&W.

General

The Property comprises four separate, but adjacent purpose built warehouse buildings with associated offices, yard and car parking. The buildings at 221, 231 and 241 MacLellan Street are also known as 221 MacLellan Street units 1, 2 and 3 respectively.

211 MacLellan Street is a single storey two section warehouse with attached two storey office to the front (west) elevation. The building is accessed from the south end of South Percy Street, which runs southwards from MacLellan Street. There is a large surfaced car park and yard area to the front and rear, and there are 64 car spaces marked. Snow covering at the time of our inspection meant we couldn’t determine if parts of the yard are concrete but the satellite view on Google Earth suggests the loading areas are concrete with tarmac to the car parking. The offices and original warehouse are estimated to have been constructed in 1989 with the rear warehouse a later addition. The office building is of steel frame construction infilled with brickwork, with profiled metal sheeting to the wallhead and a shallow pitched roof clad in profiled metal sheeting. Internally walls are lined in plasterboard and there are suspended ceilings throughout. Windows are metal framed double glazed units and there are raised floors. The accommodation at ground floor is mainly open plan. At first floor stud partition walls form a number of individual rooms. There is a gas fired central heating system, limited wall mounted comfort cooling cassettes and lighting is by fluorescent strips. There are three separate stairs providing access between ground and first floors and there is through access from the offices into a two storey ancillary in-span office section at both levels in the original warehouse.

The original warehouse is of steel portal frame construction with cavity brick and concrete block infill walls to approximately 2.25 m, and thereafter clad with insulated profiled metal sheeting to roof level. The roof is also clad in insulated profiled metal sheeting and has translucent sections. The floor is of concrete throughout and the internal eaves height extends to 6.63 m (21 ft 9 in). There are two tailgate loading doors with dock levellers to the front elevation beside another level loading door. To the side (south) elevation there are a further seven tailgate loading doors with dock levellers beside a level loading door at the top of an external concrete ramp. Heating is limited to one roof suspended gas fired radiator unit and lighting is a combination of sodium and halogen lamp units.

The additional warehouse is fully integrated with the original warehouse with open level access but there are no separate loading facilities. This section is constructed around a steel portal frame in two bays with an internal eaves height of 11.98 m (39 ft 4 in). Walls are infilled with cavity brick and concrete block to approximately 2.25 m. The floor is of concrete and lighting is by sodium lamp units. There is no heating in this section and no separate loading facility.

7

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Staff facilities including welfare areas and male, female and accessible toilets, are located to the rear of the main office at ground and first floor levels and in the in-span two storey office to the original warehouse.

221, 231 and 241 MacLellan Street are all of a similar age and construction. They are understood to have been built in 1989. They are all of steel portal frame construction with walls infilled with low rise brick externally and concrete block to approximately 2.25 m internally. Walls are then clad with insulated profiled metal sheeting to roof level. The roofs are also clad with insulated profiled metal sheeting that incorporates translucent sections. Floors are of concrete throughout. The internal eaves height is 8.10 m (26 ft 7 in). Each building has in-span two storey office sections to the front with offices, staff welfare facilities and toilets. These have solid floors, plasterboard lined walls, suspended ceilings and uPVC coated metal framed double glazed windows. A fixed stair gives access between floors.

221 MacLellan Street is formed in three bays, each with a loading door to the front and these have external canopies. The yard is lit and of concrete, and there is a car park separately accessed from MacLellan Street marked for 13 spaces. The tenant has constructed some open sided covered storage to the west side of the yard. The warehouse areas have been retrofitted with LED lighting and heating is by ceiling suspended gas fired radiator units. The office areas also have LED lighting. There is a gas fired central heating system to the offices and ceiling mounted comfort cooling cassettes.

231 Maclellan Street is formed in two bays with two loading doors to the left hand bay. The yard is lit and of concrete, and there is a car park separately accessed from MacLellan Street marked for 9 spaces. Behind the inner front loading door, the tenant has developed a trade counter area with timber stud partitions and there is a suspended ceiling and LED lights. The main offices have fluorescent lighting and a gas fired central heating system.

241 MacLellan Street sits at the end of the street and is set back slightly from the other two buildings. No access was available to us at the time of our inspection, however, the style and look of this building is the same as 221 and 231 MacLellan Street. There is a large concrete yard area to the front and the site is enclosed by steel palisade fencing. This building is in two bays with single loading door to the front of the left (east) bay and the two storey office section in the right (west) bay.

An electrified railway line runs to the rear of all the buildings in this estate.

Site and Lettable floor areas

Description	Area sq ft GIA	Area sq m GIA
211 MacLellan Street - Warehouse	66,111	6,141.92
221 MacLellan Street - Warehouse	30,589	2,841.81
231 MacLellan Street - Warehouse	20,574	1,911.39
241 MacLellan Street - Warehouse	10,950	1,017.29

Total	128,224	11,912.41

Floor areas have been provided by the Borrower. We have taken sample check sizes on site that indicate the floor areas provided are accurate.

Site

The site is level and irregular in shape. Using the Promap Digital Mapping System we estimate the total site area to extend to 2.792 hectares (6.900 acres).

Areas of the site that do not form part of the buildings, yards and car parking appear to be roughly grassed.

Boundaries comprise mainly metal fencing in palisade and mesh.

8

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

The site coverage ratio is approximately 40%.

Unit	Yard & Parking Ac.	Yard & Parking Ha.	Car Spaces
211 MacLellan Street	1.310	0.531	64
221 MacLellan Street	0.637	0.258	13
231 MacLellan Street	0.225	0.091	9
241 MacLellan Street	0.292	0.118	8

Total	2.464	0.998	94

Car Parking

Car parking is open on tarmac surfaced areas to all units except 241 MacLellan Street, where it is part of the concrete yard area. There is sufficient car parking given the nature of the buildings. There is also free on-street car parking on MacLellan Street.

Maintenance Issues / Condition

We have not carried out a building or condition survey.

During the course of our inspection of the Property we noted that it appears to be have been reasonably maintained having regard to its age, use and condition.

We have been provided (via the Data Room) with a copy of a Technical Due Diligence Report prepared by Arcadis under reference 10037538 dated 25 March 2020. This highlights that the leases over 211 (to Bee Inspired Clothing Ltd) and 231 (to SIG Trading Ltd) are subject to Schedules of Condition limiting these tenants’ liabilities for repair. Arcadis had seen the Schedule of Condition for only 231.

The Arcadis Report highlights a number of areas where maintenance is required, which can be summarised as follows:

Part	Comment	Recommendation	Liability	Landlord Budget Cost
Floors	Cracking to floors of	Proprietary resin	Likely to be landlord for	£10,000
	211 and 221.	repair, no real	211 given Schedule of
		concern.	Condition, tenant for
221.

Elevations	Areas of paint	Overhaul and	Tenants’ responsibility.
	delamination,	maintenance to
	localized impact	prevent corrosion
	damage.	to metal sheets.

Roof surfaces	Fair to poor condition	Programme of	Tenants’ responsibility
	on 221, 231 and 241	repairs is drawn up	for 221, 231 and 241.
	with paint failure and	and implemented.	No sight of Schedule of
	corrosion. 211		Condition for 211 but
	slightly better with		was assumed it would
	evidence of previous		be the tenant’s
	repairs.		responsibility.

External Areas	Fire walkway around	Create fire walkway	Fire walkway to 211	£25,000
	north of 211 is	to north elevation of	and fencing to 231 will
	inadequate and	211 and repair	be landlord’s
	fencing/wall repairs	fencing walls where	responsibility.
	required in places.	required.

Total				£35,000

9

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

The recommendations and liabilities are as stated in the Arcadis Report. These comments should be checked against the Schedule of Condition on the lease over 211 (Bee Inspired Clothing Ltd), which wasn’t available to Arcadis at the time of their report. None of the items were considered to be high risk. We have made the relevant capital expenditure adjustments in our Valuation.

Asbestos Management Plans / Reports were available to Arcadis for 221 only, which confirmed Asbestos Containing Materials (ACMs) in the form of floor tiles in the first floor offices. Arcadis deemed it likely that the other units would be likely to have some ACMs although it would be the tenants’ responsibility to manage these. The Phase 1 Environmental Report prepared by Ambiente Group UK Ltd subsequently confirmed that an Asbestos Survey on 231 showed no ACMs being identified.

We consider the building has a minimum remaining economic life, provided it is properly maintained, of at least 25 years.

Environmental Considerations

We have been provided (via the Data Room) with a copy of a Phase 1 Environmental Report prepared by Ambiente Group UK Ltd under reference BX053 issued 17 December 2020. This identifies and discusses a number of matters including the presence of current and historic above and below ground fuel tanks. The Report recommended further investigations be carried out in respect of a below ground diesel tank to the yard at 211, which had been identified as disused but still containing fuel. Subsequent investigations made by Soilutions Ltd in March 2020 determined that there was likely to have been leakage of fuel associated with this tank. A Phase 2 Environmental Report was then prepared that identified local contamination as a result.

The Report’s conclusions (Section 8, Conclusions) state that, subject to the recommendations made, “the level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary”.

The pertinent recommendation in the report is that the underground diesel tank should be decommissioned, and associated pipelines, interceptors and other equipment removed, together with the remediation of the locally contaminated ground. We have been advised by the Borrower that there is required capital expenditure of £50,000 for these works and we have made the relevant allowance in our Valuation.

We have relied on the information contained in the reports referred to above.

Flood Risk

The flood risk map on the Scottish Environment Protection Agency website shows that part of the yard to 211 is at medium risk of surface water flooding. This is not unusual where there are large areas of hardstanding. We confirm that so long as insurance against flooding is available at normal commercial rates then there is no effect on marketability and value.

Energy Performance Certificate & Action Plan

Energy Performance Certificates (EPCs) must be produced for all properties before being marketed for sale or lease. Please note that the Minimum Energy Efficiency Standard (MEES) legislation does not apply in Scotland.

10

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

The Energy Performance of Non-Domestic Buildings (Scotland) Regulations 2016 (the “Regulations”) Section 63, effective from 1 September 2016, state that owners of non-domestic buildings in Scotland will have additional responsibilities relating to the energy performance and greenhouse gas emissions of affected non-domestic property being sold or leased.

The Regulations require owners of non-domestic buildings larger than 1,000 sq m (10,764 sq ft) to have completed an energy assessment and target improvements to produce an Action Plan. The requirement is triggered by a lease to a new tenant or a sale. Buildings that meet energy standards equivalent to those introduced by the 2002 Scottish Building Regulations are deemed to already be reasonably efficient and are therefore exempt from the Regulations.

The Action Plan must be prepared and issued by a qualified person (a “Section 63 Advisor”) following an assessment of the property’s energy performance. This Action Plan must:

•	Identify targets for improvement of the carbon and energy performance of the building.

•	Provide a list of measures to improve the energy performance and carbon emissions of the building. If no improvement measures are identified, this should be specified.

Under the legislation, if the Action Plan states that improvement measures are to be carried out, the owner can defer doing these works up to and beyond a 42-month deadline if the reporting of annual operational ratings is commenced within 12 months after the first Action Plan is issued, and the owner obtains and displays in a prominent place in the building a current “Display Energy Certificate” for the building, which must be updated annually.

We are not able to comment on the quality or accuracy of a specific EPC and we would advise undertaking your own quality assurance measures. We are not qualified to make an assessment of costs associated with improving non-compliant properties.

Impact on the Property

We have reviewed the EPC Register which has the following record for the Property and have summarised the key details below. No EPC was available for 241.

Address	EPC Rating	Date of Assessment	Comments
211 MacLellan Street	E (76)	07/11/2017	Potential for E (68). Action Plan will be
required unless DEC implemented.

221 MacLellan Street	D (50)	27/01/2014	Potential for D (48). Property not assessed against S63 of Climate Change Regulations at time of assessment.

231 MacLellan Street	C (33)	03/04/2014	Potential for B (28). Property not assessed against S63 of Climate Change Regulations at time of assessment.

The EPC for 211 MacLellan Street states that the building does not meet the requirements of the 2002 Building Regulations, therefore, an Action Plan would be required. The EPC assessments for 221 and 231 MacLellan Street were carried out in 2014 and were not assessed against the 2002 Building Regulations. We have not been provided with any information in respect of Action Plans and any potential cost of carrying out improvements. In the absence of such information we have assumed the building owner has implemented the Display Energy Certificate option on all units thereby continually deferring the need to carry out any required improvement measures.

11

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Change of use potential

•	Suitability for current use / Highest and best use confirmation: Yes

•	Obsolescence and economic life: We consider the building has a minimum remaining economic life, provided it is properly maintained, of 25 years.

•	Excess development land: None

•	Alternative Uses (if any): No alternative use

Section Observations

•	There are no major issues relating to the condition of the Property. Some items of maintenance are required as discussed above.

•	Works are required to decommission the underground tank and associated equipment at 211, as well as treat the localised contaminated ground, as discussed above.

•	External loading to 211 is limited to the original warehouse only, with no loading facility directly into the extension.

Attachments

•	Photographs

•	Location/Street Plan

12

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

CHAPTER 2 : LEGAL

Tenure

Heritable (Scottish equivalent of English freehold)

We have not had sight of any Title Reports.

Land Registry Information

The Property is understood to be held under title GLA74353

Zoning, building licences, or planning

Planning Policy for the Property is contained with the Glasgow City Local Development Plan that was adopted in 2017.

The Property is situated in an area zoned under Policy CDP 3 - Economic Development Area for business and industry uses.

The current uses of the Property will fall within this policy. 211, 221 and 231 are used for purposes under Class 6 (Storage / Distribution). No access was available to 241, however, according to the Technical Due Diligence Report this is used for the storage and operation of specialised telecommunications equipment. It is understood this will fall under Class 4 (Business). The use classes are as defined in the Town & Country (Use Classes) ( Scotland) Order 1997.

According to the Statutory List of Public Road on the Glasgow City Council website, MacLellan Street is adopted. South Percy Street, which gives access to 211 and surrounding properties, is not adopted. According to the TDD Report prepared by Arcadis the Property bears a 47% share of the cost of maintaining this road.

None of the buildings forming the Property are Listed. The Property is not situated in a Conservation Area.

According to the online Planning Portal of Glasgow City Council there are no recent relevant planning applications.

Tenancy overview

The four buildings forming the Property are fully let to four tenants under four separate leases

The information on the Tenancy Schedule provided matches with the occupation observed upon inspection except for 231. The Tenancy Schedule shows this unit to be let to SIG Trading Ltd, but it is occupied by Carpet & Flooring Ltd. Our enquiries show that SIG Trading Ltd sold Carpet & Flooring Ltd to Endless LLP in 2017. The Borrower has told us that Legal Diligence confirms SIG Trading Ltd is still the tenant. It is assumed that Carpet & Flooring Ltd occupies the unit under a sub-lease. The Weighted Average Unexpired Lease Term (WAULT) to expiries is 2.92 years.

Bee Inspired Clothing Ltd is currently marketing its accommodation for sub-let / assignation via Colliers.

13

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Lease Abstract

We have not had sight of the leases or any subsequent alterations. We have made an assumption that that the leases are drawn on standard full repairing and insuring terms . We have been provided with a Tenancy Schedule by the Borrower. The Technical Due Diligence Report that there are Schedules of Condition attached to the leases on 211 (Bee Inspired Clothing Ltd) and 231 (SIG Trading Ltd).

The tenancy position is summarised as follows:

211 MacLellan Street	Description
Tenant:	Bee Inspired Clothing Ltd
Lease Term:	5 year FRI lease expiring 15 July 2023
Passing Rent:	£345,639 per annum
Stepped Rent:	N/A
Rent Review:	No further reviews
Tenant Break Option:	None
Comments:	There is a Schedule of Condition in place limiting the tenant’s repairing liability. We have not had sight of this and have relied on the interpretation set out in the Technical Due Diligence Report prepared by
Arcadis.

221 MacLellan Street	Description
Tenant:	Lindab Ltd
Lease Term:	35 year FRI lease expiring 7 May 2024
Passing Rent:	£165,900 per annum
Stepped Rent:	N/A
Rent Review:	No further reviews
Tenant Break Option:	None
Comments:	N/A

231 MacLellan Street	Description
Tenant:	SIG Trading Ltd (assumed to be sub-let to Carpet & Flooring Ltd)
Lease Term:	10 year FRI lease expiring 7 May 2024
Passing Rent:	£120,000 per annum
Stepped Rent:	N/A
Rent Review:	No further reviews
Tenant Break Option:	None
Comments:	There is a Schedule of Condition in place limiting the tenant’s repairing liability. We have not had sight of this and have relied on the interpretation set out in the Technical Due Diligence Report prepared by
Arcadis.

211 MacLellan Street	Description
Tenant:	Vodafone Ltd
Lease Term:	10 year FRI lease expiring 8 May 2024
Passing Rent:	£63,510 per annum
Stepped Rent:	N/A
Rent Review:	No further reviews
Tenant Break Option:	None
Comments:	N/A

14

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Covenants

We have obtained D&B Reports on the tenants:

Tenant	Business	D&B Rating	Comments
Bee Inspired Clothing Ltd	Retail sale of clothing in specialised stores.	B3	B represents financial strength based on a tangible net worth of £273,480. 3 represents a greater than average risk of business failure.

Lindab Ltd	Suppliers of ducting for construction.	3A2	3A represents financial strength based on a tangible net worth of £11,474,000. 2 represents a lower than average risk of business failure.

SIG Trading Ltd	Building finishing and completion materials.	5A3	5A represents financial strength based on a tangible net worth of £60,000,000. 3 represents a greater than average risk of business failure.

Vodafone Ltd	Mobile telecommunications.	5A2	5A represents financial strength based on a tangible net worth of £3,054,300,000. 2 represents a lower than average risk of business failure.

The market’s perceived covenant strength of the tenant would be considered as reasonably good.

Property Tax

The Property has the following entries in the Valuation Roll:

Description	Rateable Value
211 MacLellan Street	£310,000
221 MacLellan Street	£127,500
231 MacLellan Street	£85,500
241 MacLellan Street	£45,500	*

*

There was no entry for 241 MacLellan Street. It is thought the Rateable Value forms part of a combined entry with other properties operated by the tenant company. The Rateable Value has therefore been estimated.

Business Rates

As a result of the Coronavirus (COVID-19) pandemic, the Scottish Government has abandoned the originally proposed inflationary increases to the Rates Poundage in Scotland for the financial year 2020/21. These therefore remain as detailed below.

Banding	Rates Poundage
Properties with a Rateable Value below £51,000	49.0p
Properties with a Rateable Value between £51,001 and £95,000	50.3p
Properties with a Rateable Value in excess of £95,000	51.6p

According to the Scottish Assessors’ Association Website (www.saa.gov.uk) there are no outstanding appeals.

15

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Empty Rates

For 2020/2021, industrial properties in Scotland can get 100% relief of rates payments for the first six months they are vacant, after which time there will be a discount of 10%.

Section Observations

•	There are Schedules of Condition attached to the leases over 211 (Bee Inspired Clothing Ltd) and 231 (SIG Trading Ltd).

•	Bee Inspired Clothing Ltd is currently marketing its lease for sub-let / assignation.

•	It appears that SIG Trading Ltd sub-lets 231 to Carpet & Flooring Ltd.

•	The Weighted Average Unexpired Lease Term (WAULT) to expiries is 2.92 years.

•	The lease over 211 expires in July 2023. The three other leases all expire in May 2024.

Attachments

•	Plan identifying the boundaries of the Property

•	Tenancy schedule

16

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

CHAPTER 3 : OCCUPATIONAL MARKET

ECONOMIC CONTEXT

Please see the Market Overview towards the front of this valuation report.

THE MARKETPLACE FOR WAREHOUSE TENANTS

Macro market overview

Please see the Market Overview towards the front of this valuation report.

Micro market overview

Glasgow is Scotland’s largest urban conurbation and has a significant industrial property market. Historically a centre for heavy manufacturing, its access to major ports, rail freight terminals and the M8 and M74 motorways make it a key industrial and logistics hub, particularly around Glasgow Airport and Eurocentral.

The Property is situated in the core Glasgow industrial market, however, the wider industrial market in the west of Scotland is focused on Glasgow and the surrounding areas of Renfrewshire, Lanarkshire and Dunbartonshire. As well as a number of large prime estates, the conurbation also has several smaller industrial trading estates and standalone properties, many of which enjoy high occupancy levels. Prime rents are currently in the region of £7.50 per sq ft for new or comprehensively refurbished accommodation in the region of 20,000 sq ft to 30,000 sq ft. Distribution accommodation is currently in the region of £5.75 to £6.00 per sq ft. Small units under 5,000 sq ft are achieving between £8.00 and £10.50 per sq ft in some locations.

Whilst the industrial sector is proving to be the most resilient of the main property types in the face of the Coronavirus Pandemic, it still faces risks precipitated by the crisis and its associated economic hit. Although the logistics subsector is enjoying significant growth (e.g. with the accelerated shift to online shopping), the amount of warehouse space vacated exceeded the amount occupied in 2020, resulted in negative net absorption and rising vacancies in the last 12 months.

Nevertheless, industrial market conditions in Glasgow remain tight when viewed against recent years. Industrial construction activity in Glasgow has been hampered by build cost inflation that has outstripped rent growth and restricted funding for speculative projects since the financial crisis. Whilst some smaller schemes have delivered over the past couple of years, larger completions have followed pre-lets or build-to-suits. The current crisis is therefore unlikely to have a material impact on the market’s pipeline and the lack of construction activity should help to offset expectations of weak occupier demand, keeping vacancies low and rental growth positive. As at Q1 2021 there is less than 220,000 sq ft of space under construction in the core Glasgow industrial market and little in the wider area.

Industrial rents in Glasgow have risen consistently over the past several years but have trailed the national average with the market remaining in the bottom third of UK industrial markets by rental value. Anecdotal evidence suggests landlords of the best located units have been able to capture significant reversion when renegotiating leases.

In the west of Scotland, the industrial vacancy rate is now well below its peak of 2011/12, which has resulted in average rents increasing over the past couple of years. Going forward, limited speculative development is planned, therefore the lack of good quality supply is set to continue, which is likely to result in further rental growth as occupiers compete for stock.

17

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

In terms of the market to the south west of Glasgow city centre, this is dominated by the Kinning Park and Govan areas, and to a certain extent Hillington Park, Scotland’s largest business and industrial location that is situated five miles west along the M8. When considering take up and supply we have concentrated on this micro location, as covered by the G5, G41, G42, G51 and G52 postcodes.

Take up

According to CoStar, in the last five years to Q4 2020, there have been 342 letting transactions covering 1.86 million sq ft of accommodation representing almost 45% of the total stock of 4.28 million sq ft in this micro location. The average time on market before letting was 10 months with properties spending on average 12 months vacant. Most of the activity has been in the sub-5,000 sq ft sector with 73% of the transactions, reflecting the amount of smaller units in this specific market place and highlighting a shortage of larger units, which tend to be in the more modern formal industrial parks to the east of the city centre and in Lanarkshire.

The balance of the take up was 1.31 million sq ft in 94 letting transactions in the same five year period in the above 5,000 sq ft sector, with an average time on market of 15 months and 19 months vacant. Over the last two year period, however, the picture has changed slightly, with the time spent vacant before letting dropping significantly to 8 months although the time on market moved out marginally to 17 months. This suggests that occupiers are seeking new space but finding it difficult to fulfil their requirements due to a lack of supply and therefore staying in existing accommodation for longer. It also demonstrates that landlords are benefitting from considerably shorter void periods.

Supply

CoStar Analytics shows that within the G5, G41, G42, G51 and G52 postcode areas there was 682,000 sq ft available and 370,000 sq ft vacant at the end of Q4 2020 representing 16% and 8% of total stock in the micro location respectively. All of the available space was in the above 5,000 sq ft bracket further demonstrating the market dynamics for the smaller units.

Availability and vacancy in the micro location for the specific size brackets of the individual units in the Property is currently as follows:

Unit & Size (sq ft)	Bracket (sq ft)	Availability		Vacancy
241 – 10,950	5,000 to 15,000	21%	341,000 sq ft	14%	203,000 sq ft
231 – 20,574	15,001 to 25,000	65%	175,000 sq ft	25%	67,000 sq ft
221 – 30,589	25,001 to 35,000	75%	153,000 sq ft	62%	128,000 sq ft
211 – 66,111	50,000 to 100,000	9%	244,000 sq ft	6%	173,000 sq ft

The vacancy rate is most marked in the 25,001 sq ft to 35,000 sq ft bracket, however, the vacancy rate represents on average 4.25 buildings, reflecting the fewer number of building in this size bracket in the location. The industrial legacy of the micro location, with many users associated with the historic shipbuilding that took place in Govan means that many of these mid-range properties comprise older less well specified accommodation.

18

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Rental Comparables

We have laid out our rental comparables in ascending order of size to consider the differing sizes of the units forming the Property.

• 60 Dava Street, Govan, Glasgow
13,174 sq ft modern warehouse subject to lease renewal to National Grid in Nov-20 for period of 10 years. No incentives, headline rate assessed to be £7.30 per sq ft. The comparable is more modern (2005), similarly located and has secure yard like the units at the Property. We would expect 241 to achieve a lower rental rate on account of it being older.

• Unit 7, Excelsior Park, Vermont Street, Glasgow

8,600 sq ft terraced warehouse let in Sep-20 to Lucky Cash & Carry Ltd on a 10 year lease at £5.23 per sq ft. Incentives were confidential. This comparable is located nearby but does not have the benefit of an exclusive secure yard. It is a similar age but has been refurbished. We would expect 241 to achieve a higher rental rate on account of the secure yard and it being self contained.

• 2 Broomloan Place, Govan, Glasgow
8,859 sq ft modern warehouse let in Jun-20 to Reid Bros Ltd on a five year lease at £7.28 per sq ft. Incentives were confidential. This comparable is similarly located, is slightly more modern (2000) and has a secure yard like the units at the Property. We would expect 241 to achieve a lower rental rate on account of it being older.

• Units C-E, Citylink Industrial Estate, Govan, Glasgow
20,173 sq ft modern warehouse let to Anixter Ltd in Oct-20 for period of five years at £6.00 per sq ft. Incentives were confidential. The comparable is slightly more modern (2000) and similarly located but does not benefit from an exclusive secure yard like the units at the Property. We would expect 231 to achieve a slightly higher rental rate on account of the secure yard and it being self contained.

19

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

• Unit 603 Clyde Gateway East, Glasgow
22,200 sq ft modern warehouse subject to lease renewal to Glacier Energy Services Ltd Jun-20 for period of 10 years at £7.02 per sq ft. Incentives are understood to have been minimal, so the headline rate is considered to be higher. The comparable is more modern (2012) and in a superior location to the east of Glasgow but does not benefit from an exclusive secure yard like the units at the Property. We would expect 231 to achieve a lower rental rate on account of it being older and in an inferior location.

• 44 Fullarton Drive, Cambuslang Investment Park
38,360 sq ft warehouse subject to lease extension to Siemens plc in Dec-20 for an additional five years at £6.75 per sq ft. Incentives are minimal at four months rent free a year later, so the headline rate would be considered to be higher. The comparable is of a similar age (1994) and also has exclusive secure yard like the units at the Property, although has a slightly lower eaves height. It is, however, located in one of the prime industrial locations in the west of Scotland. We would expect 221 to achieve a lower rental rate on account of it being in an inferior location.

• 120 Cambuslang Road, Cambuslang Investment Park
29,287 sq ft warehouse let to Ferrari’s Piston Services Ltd Oct-20 for a period of 10 years at £7.00 per sq ft with 20 months half rent and a further 20 months half rent after five years. The comparable is more modern (2009) and was refurbished before letting. It also has exclusive secure yard like the units at the Property and a similar eaves height. It is, however, located in one of the prime industrial locations in the west of Scotland. We would expect 221 to achieve a lower rental rate on account of it being in an inferior location.

• 21 Dava Street, Govan, Glasgow
34,318 sq ft warehouse let to the NHS in Apr-20 at £6.50 per sq ft with two years half rent. The comparable is more modern (2008) and is in a similar location. It also has exclusive secure yard like the units at the Property, although has a slightly lower eaves height. We would expect 221 to achieve a lower rental rate on account of it being older than this comparable.

•  1 Fullarton Drive, Cambuslang Investment Park

74,560 sq ft warehouse let to Scottish Gas Network Ltd in Oct-20 at £6.05 per sq ft for 10 years with break after five and 16 months rent free. One year rental penalty if break is exercised. The comparable is more modern (2005) and has exclusive secure yard like the units at the Property. It is, however, located in one of the prime industrial locations in the west of Scotland. We would expect 211 to achieve a lower rental rate on account of it being older and in an inferior location than this comparable.

20

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

• Block K Unit 4, Westway Park, Renfrew
End of terrace unit of 60,456 sq ft warehouse let to University of Strathclyde in Aug-20 at £6.12 per sq ft for five years with five months rent free. The comparable is an older 1950s building but was ostensibly rebuilt in 2019. There is no secure yard but the unit has an eaves height of 12.1 m. It is located in an established industrial park around six miles to the west of the Property in a rapidly improving location. The tenant had a specific requirement for space in Westway Park on account of other occupancies and proximity to the Glasgow Airport Investment Area where the new National Manufacturing Institute for Scotland is to be based. There is, therefore, an element of special location for the tenant. On balance we would expect 211 to achieve a lower rental rate on because of this.

• Block E Unit 3 Westway Park, Renfrew

End of terrace unit of 66,643 sq ft warehouse let to W.H. Malcolm in Jun-20 at £4.27 per sq ft for five seven months with no rent free. The comparable is an older 1960s building of basic specification with no yard area. The unit has an eaves height of 16.2 m and crane facilities. It is located in an established industrial park around six miles to the west of the Property in a rapidly improving location. We would expect 211 to achieve a higher rental rate due to its superior specification and extensive secure yard.

Future direction of the market

We would expect the market in which the Property sits to remain stable. Although there has been an increase in supply over 2020 as more stock has come to the market, the occupational demand has held up well.

Market Rent

Based on the comparable evidence we consider it to be appropriate to vary the rental rate according to the size of the units forming the Property.

Considering the comparables we think 231 (20,574 sq ft) and 241 (10,950 sq ft) are likely to attract a similar rental rate.

The nearest comparable locationally is at Excelsior Park (£5.23 per sq ft), a short distance to the west, but this is a terraced unit and lacks the secure exclusive yards the units at the Property enjoy. The comparables at 60 Dava Street (£6.75 per sq ft) and 2 Broomloan Place (£7.28 per sq ft) both have secure yards but are more modern than the units at the Property. The comparable at Citylink Industrial Estate (£6.00 per sq ft) is more modern but is terraced and again lacks secure yard. The comparable at Clyde Gateway East (£7.02 per sq ft) reflects the modernity of the building and its prime position, although it lacks secure yard. Taking into account the comparables and the nature of the units at the Property we have applied a rental rate of £6.25 per sq ft to 231 and 241.

221 is larger, at 30,589 sq ft, and the comparable evidence suggests a lower rental rate is relevant in comparison to the two smaller units discussed above. The comparables at Cambuslang Road (£7.00 per sq ft) and 44 Fullarton Drive (£6.75 per sq ft – net effective) are both in superior locations and have exclusive yards.

21

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

The comparable at 21 Dava Street (£6.50 per sq ft) has a secure yard but is considerably more modern than the units forming the Property, and there was also the equivalent of 12 months rent free on a five year term. Taking into account the comparables and the nature of the units at the Property we have applied a rental rate of £6.00 per sq ft to 221.

211 is the largest unit, extending to 66,111 sq ft. The comparable evidence points to a lower rental rate being applicable in comparison to the smaller units. The comparable at 1 Fullarton Drive (£6.05 per sq ft) is in a prime location, is a more modern building although similar to 211 in that it has exclusive yard. The rent free was considerable at 16 months but there is a rental penalty if the tenant breaks after five years. The comparable at Block K Unit 3 at Westway (£6.12 per sq ft) is inflated by the tenant’s particular requirement to be in the location but is also reflective of the shortage of supply of quality buildings. The letting at Block E Unit 3 (£4.27 per sq ft) reflects the rather poor specification. Neither building has the exclusive and extensive yard that 211 benefits from. Taking into account the comparable evidence we have applied a rental rate of £5.50 per sq ft to 211.

Our opinion of Market Rent is as follows:

Unit	Rental Rate		Market Rent
	Sq m	Sq ft
211 MacLellan Street	£59.20	£5.50	£363,300
221 MacLellan Street	£64.58	£6.00	£183,500
231 MacLellan Street	£67.27	£6.25	£128,600
241 MacLellan Street	£67.27	£6.25	£68,440
Total			£744,140

The passing rent is £695,049 per annum and is, therefore, considered to be reversionary.

Letting Prospects

The following are our estimate of the factors surrounding a reletting of the property in the current market:

• position in the market	Good secondary

• likelihood of retaining existing tenants	Good excepting Bee Inspired Clothing Ltd and SIG Trading Ltd although opportunity to retain sub-tenant.

• overall prospect / ease of reletting	Good

• void period	Six months for 221, 231 and 241. 12 months for 211.

• lease length	Five years to break

• tenant incentives	Rent free equivalent of four months for 231 and 241, six months for 221 and nine months for 211

• unusual lease terms	Assumed none

• tenant profile / type	Regional and national businesses

• covenant strength	Reasonably good

Section Observations

•	The occupational market remains strong for logistics buildings despite the effect of the Coronavirus Pandemic on the wider economy and property market.

•	Many of the available competing buildings in the micro location are of poor quality.

Attachments

•	None

22

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

CHAPTER 4 : MANAGEMENT

Vacant Units

There are currently no vacant units. Bee Inspired Clothing Ltd is currently marketing its lease for sub-let / assignation but continues to operate from the premises.

Letting Strategy

Retaining existing tenants past lease expiry, although unlikely that tenants would wish to discuss extensions at this stage, with more than four years to expiry on Units 221, 231 and 241. It is assumed that the tenant of 211 will not wish to extend / renew with it currently marketing its lease.

Current negotiations

We are not aware of any current negotiations.

Service Charge

We have been advised by the Borrower that there is no Service Charge regime in place. All of the units are self contained with no common areas.

The Technical Due Diligence Report prepared by Arcadis states that the maintenance of South Percy Street, which gives access to 211, is shared with the Proprietors of 173 and 217 MacLennan Street. It is understood that 211 attracts a 47% share of the cost of maintenance.

Capital Expenditure

The Technical Due Diligence Report highlights capital expenditure of £35,000 that falls to the landlord to repair cracking to the floors and establishing an external fire walkway at 211, and repairs to fencing at 231. These items were deemed by Arcadis to be excluded from the tenants’ responsibilities in the Schedules of Condition over the leases of those units.

The Environmental Reports identified that an underground tank and associated equipment at 211 needs to be removed along with clean up of locally contaminating ground. The costs has been assessed at £50,000 and falls to the landlord.

We consider it prudent that these repairs be carried out at the appropriate time.

Future active management potential

Identifying a new tenant for 211 ahead of lease expiry in 2023.

Opening discussions with tenants at the appropriate time in the future for lease extensions / renewals on 221, 231 and 241 ahead of expiries in 2024.

Section Observations

•	There is no Service Charge regime as the units are self contained with no common areas.

•	There is a maintenance obligation in respect of South Percy Street, which gives access to 211.

23

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Attachments

•	None

24

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Macro Market Overview

Please see the Market Overview towards the front of this valuation report.

Micro Market Overview

Opportunities to raise rents, together with Glasgow’s discounted yields versus other large population centres and the structural tailwinds driving occupier demand for logistics, has helped to keep investors keen in recent months. Investment volumes hit record levels in 2020 and average transaction-based yields dropped to a fresh low, underlining the weight of capital seeking exposure to the dynamic and defensive sector.

The defensiveness of industrial property versus other sectors means it continues to draw interest from a wide mix of investors. Spending on Glasgow industrials hit a five-year high in 2020 as average transaction-based yields fell to their lowest level on record amid competitive bidding for assets. North American investors and UK REITs have been particularly acquisitive in recent months.

Blackbrook Capital recently paid a record low yield of 4.7% in its £31 million acquisition of a Sainsbury’s distribution centre in East Kilbride. The deal marked the debut purchase for the firm backed by US private equity group Eldridge. At its time of sale, the 275,000 sq ft hub was let for a further 14.5 years at an annual rent in excess of £1.5 million. Around the same time US-based Northwood paid £25.4 million (5.7% net initial yield) to acquire M8 Interlink Industrial Estate from Aberdeen Standard Investments. The sale was the 290,000 sq ft estate’s third in under four years with its value appreciating by 60% since 2017.

Blackstone’s push into Scottish logistics continued into the latter part 2020 with the acquisition of Southpoint as part of the Rocket Portfolio from Citivale and Investcorp for £53.5 million and Rolls- Royce’s plant from EPIC as part of an eight-asset portfolio worth £335 million. The firm’s ownership in the Glasgow Industrial Market has soared following its corporate acquisition of Hansteen in late 2019, in a deal valued at £500 million, followed by its purchase of the Colossus warehouses at Eurocentral from Kennedy Wilson for £16.1 million (6% net initial yield) in early 2020.

Stenprop has also been increasing its exposure to Glasgow industrial estates in recent months. In Q3 of 2020, it acquired both Excelsior Industrial Estate (a short distance to the east of the Property) and St Andrews Industrial Estate; the former from CBRE Global Investors for £5.2 million (a 6.3% net initial yield) and the latter from Hampshire County Council Pension Fund for £5.5 million (a 7.3% net initial yield). Together, the estates comprise 19 industrial units let to a range of tenants and are let off low passing rents, thereby continuing Stenprop’s strategy of targeting diversified cash flows and assets with reversionary potential.

Urban Logistics’ purchase of 21 Burnbrae Drive from Paloma Capital is another recent deal of note. The 132,000 sq ft warehouse near Glasgow Airport serves as a hub for Kuwait-headquartered Agility Logistics and sold for £7.9 million, reflecting a capital value of £60 per sq ft. The property previously traded in 2016 for £6 million (£45 per sq ft). Urban Logistics is one of several UK REITs building a pipeline of investment opportunities currently and has raised £225 million in fresh equity in 2020 to pursue acquisitions.

25

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Investment Levels

Sales volumes in 2020 exceeded £235m in the Glasgow market with an unprecedented £155m of this transacting in Q4 2020. The extent of market activity in 2020 is highlighted by the fact that the average volume of deals per year in the last five years was £163m.

Yield Movements

In the past five years yields have remained relatively steady at around 8% in the wider Glasgow Industrial Market, but in 2020 hardened by approximately 20bps on all stock. Prime yields, however, have continued to harden during 2020 to reach 4.7% from the previous low of 5% at the end of 2019.

Capital Value comparables

• M8 Interlink Estate, Coatbridge

Located on the A8/M8 at the Shawhead Interchange south of Coatbridge, this estate comprises a mix of terraced and detached industrial units developed in the 1990s and extends to 288,781 sq ft. It is multi let to 13 tenants with four vacant units. The WAULT at the date of sale was 4.50 years to breaks (6 years to expiries) and the rent

£1,536,333 pa. This comparable sold for £25,400,000 in Dec-20 representing a net initial yield of 5.50% and a capital rate of £87.96 per sq ft.

• Excelsior Industrial Estate, Vermont Street, Glasgow

Located half a mile to the east of the Property, this estate comprises three terraces of industrial units built in the 1990s and extends to 63,585 sq ft. It is multi let to nine tenants with one vacant unit. The WAULT was 2.23 years to breaks (3.08 to expiries) at the date of sale and the rent £350,133 pa. This comparable sold in Sep-20 for

£5,200,000 representing a net initial yield of 6.32% and a capital rate of £81.78 per sq ft.

• St Andrew’s Industrial Estate, Devon Place, Glasgow

Located two miles to the east of the Property, this estate comprises two terraces of industrial units built from 1981 to 1995 and extends to 73,000 sq ft. It is multi let to seven tenants with two vacant units (limited rental guarantees). The WAULT was 5.06 years to breaks (8.81 to expiries) at the date of sale and the rent £428,936 pa. The comparable sold for £5,500,000 in Aug-20 representing a net initial yield of 7.3%

and a capital rate of £75.34 per sq ft.

The M8 Interlink comparable is very well located close to the recently realigned A8/M8 motorway. The previously tortuous junction at Shawhead has been reconfigured increasing accessibility and the attractiveness of this asset. The tenant mix is superior to that of the Property and the WAULT to earliest expiry longer. The reversionary yield was estimated to be circa 6.50%. This comparable is superior to the Property, which would in our opinion achieve a higher yield.

26

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

The Excelsior comparable is the most relevant given its proximity to the Property, approximately half a mile to the east on Vermont Street. The buildings are slightly more modern and have been refurbished. The estate is also located closer to the motorway junctions. The units do not have the dedicated yard space and self contained nature of the units at the Property, although not all tenants require such facilities. The WAULT to earliest expiries was slightly shorter than at the Property but with one vacant unit there was potential to increase the return on letting this. On balance we would expect the Property to transact at a higher net initial yield than the 6.30% achieved for this comparable.

The St Andrews Industrial Estate comparable comprises buildings of a similar age although these have been subject to some refurbishment. The comparable is located around two miles to the east in a slightly inferior location. Although the estate lies in the shadow of the M74, access to the motorway network is not as good as at the Property. The units do not have the dedicated yard space and self contained nature of the units at the Property, although not all tenants require such facilities. The WAULT to earliest expiries was 5.06 years, longer than at the Property. Two units were vacant offering the opportunity to improve returns although there were limited rental guarantees from the seller, understood to be reflected in the purchase price. Given the longer WAULT of this comparable we would expect the Property to transact at a slightly higher yield.

Consideration Period

•	we consider that the Property would need to have been marketed for a period of three to six months prior to the valuation date in order to achieve our opinion of Market Value.

Marketing Period / Saleability

•	we consider it would take approximately three to six months to achieve a sale in the open market starting at the valuation date.

•	the purchaser type is likely to be small / medium sized funds, aggregators, property companies, family trusts.

•	we consider market conditions are likely to remain stable over the Marketing Period.

Section Observations

•	The market has been extremely active for opportunities such as this and there is believed to be continuing robust demand.

Attachments

•	None

27

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

CHAPTER 6 : VALUATION RATIONALE

VALUATION METHOD

We have used the Market Approach and Comparison Method to arrive at our opinion of Market Rent and analysis of yield evidence. We have used the Income Approach and Investment Method to arrive at our opinion of Market Value.

To reflect the nature of the Property and the tenant covenant strengths we have applied a net initial yield of 7.25% to the current income. This reflects that the buildings are older and are likely to need some element of refurbishment at the expiry of the current leases beyond the normal dilapidations that would fall to the tenants under the FRI leases. It also reflects three of the leases expiring in May 2024 and the associated risks this presents.

The key inputs are as follows:

INCOME

Market Rent:	£744,140 per annum

Gross Income:	£695,049 per annum

Total Non-recoverables (see below):	£0 per annum

Net Income:	£695,049 per annum

Indexation:	None

Rental Growth:	Reflected implicitly in the capitalisation rate

NON-RECOVERABLES

The Property is fully let and it is understood there are no non recoverable items of landlord expenditure. There are items of landlord’s capital expenditure as noted below.

Property Tax:	We have not been advised of the VAT status of the Property. The capital and rental valuations included in this Report are net of Value Added Tax at the prevailing rate.

Insurance:	Requested but not provided

Capital Expenditure:	£85,000

Explicit Income Voids and Tenant Incentives:

For current vacancies	No current vacancies

At lease expiries	Six months for 221,231 and 241, 12 months for 211

Covenant Strength:	Reasonably good

28

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

TRANSACTION CONTEXT

Financing for secured lending. We understand the Property has recently transacted as part of a wider portfolio, which includes the Sheffield, Glasgow and Bedford assets which form part of this valuation. We understand the total portfolio purchase price is £45m. Our aggregate value of these assets (£41.85m) falls marginally below this purchase price, this may be due to a portfolio premium being paid.

Section Observations

•	None

Attachments

•	Valuation Calculations.

29

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

CHAPTER 7 : VALUATION CONCLUSIONS AND ANALYSIS

Valuation date:	14 January 2021

MARKET VALUE

RICS defined Market Value:	£9,000,000
Nine Million Pounds

Transfer Tax considerations
The level of purchaser’s costs is taken as	6.27%

Analysis of Market Value
Net Initial Yield:	7.25%
Equivalent Yield:	7.04%

VACANT POSSESSION VALUE
Vacant Possession Value:	£7,000,000
Seven Million Pounds

Our opinion is based on following key considerations:

•	End void months: Six to 12 months

•	Rent free months: Four, six and nine months

•	Total ERV rounded: £744,140 pa

•	Letting Fees: 15% of Market Rent

•	Void Costs: £0.15 per sq ft and rates of £143,964 for 211 after initial six months 100% discount.

•	Capitalisation rate: 8.75% equivalent yield

INDICATION OF REINSTATEMENT COST

Our informal guide to the Day One Cost is:                £11,761,000

This guide has not been prepared by a building surveyor or qualified building cost estimator and is based on costs obtained from generic building cost tables. It envisages reinstatement using modern methods and materials, which may not necessarily be appropriate or permitted. You should not rely on this guide for any purpose before it has been confirmed by a formal assessment carried out by a building surveyor or other person with sufficient current experience of replacement costs.

30

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

SUITABILITY FOR LOAN PURPOSES

With reference to our aforementioned comments, as below:

•	Obsolescence and economic life (see “Chapter 1 : Physical Characteristics” above);

•	Alternative uses (if any) (see “Chapter 1 : Physical Characteristics” above);

•	Maintenance issues (see “Chapter 1 : Physical Characteristics” above);

•	Suitability for current use (see “Chapter 1 : Physical Characteristics” above);

•	Perceived covenant strength of the tenant (see “Chapter 2 : Legal” above);

•	Future active management potential (see “Chapter 4 : Management” above);

•	Capital expenditure requirements (see “Chapter 4 : Management” above);

•	Saleability (see “Chapter 5 : Property Investment Market” above); and

•	Key risks (see “Chapter 8 : SWOT analysis” below):

We consider the Property to provide good security for normal loan purposes.

Section Observations

•	None

Attachments

•	None

31

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

CHAPTER 8 : SWOT Analysis

Strengths

•	Logistics sector has proven resilient during the Coronavirus Pandemic.

•	Each unit has good secure yard areas and car parking.

•	Units are of differing sizes offering a variety of accommodation.

•	Strong location with good motorway and public transport connections.

Weaknesses

•	Buildings are in excess of 30 years old therefore not as well specified as their modern equivalent.

•	Capital expenditure required as outlined above.

•	Some refurbishment beyond tenants’ normal dilapidations obligations may be required at lease expiry.

•	Rear warehouse of 211 has no direct loading facilities.

•	Tenant of 231 (SIG Trading Ltd) is not in occupation with unit assumed to be sub-let.

•	Tenant of 211 (Bee Inspired Clothing Ltd) is marketing its lease for sub-let / assignation.

•	The leases over 221, 231 and 241 all expire in May 2024.

Opportunities

•	Renewal / extension of leases over 221, 231 and 241.

Threats

•	Development of new stock in better located areas such as east of Glasgow and Lanarkshire if rental levels continue to move on would increase competition.

•	Any downturn in occupational demand would affect rental levels and likely soften yields.

•	If the tenants of 221, 231 and 241 do not renew / extend their leases then all three units could be vacant at May 2024 if replacement tenants were not secured.

32

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

ATTACHMENTS:

•	Photographs

•	Location plans

•	Property boundary plan

•	Tenancy schedule

•	Valuation Calculations

33

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

Detailed Location

STIRLING
Stirling
EDINBU
Greenock
GLASGOW
Paisley
East Kilbride
Kilmarnock
Irvine
Ayr
Promap

General location

Dumbreck
Promap

General location (zoom)

34

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

211 - Office

211 – Original Warehouse

211 – Warehouse Extension

211 – Office & Original Warehouse

211 – Office Ground Floor

211 – Original Warehouse

35

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

211 – Warehouse Extension

221 – Front Corner Elevation

221 – Front Elevation

221 – Office Ground Floor

221 – Warehouse

221 – Two Storey Internal Office

36

Project United IV
Property known 211-241 MacLellan Street, Glasgow G41 1RR
Valuation as at 14 January 2021

221 & 231 – Side Elevations

231 – Front Elevation

231 – Office Ground Floor

231 - Warehouse

231 – Warehouse

241 - Warehouse

37

TENANCY SCHEDULE

Kinning Park, Glasgow

	Unit Area	Current Rent			Next Rent
Tenant Name	(SF)	(£)	Lease Start	Lease Expiry	Review Date	Break Date	Comments
Lindab Limited	30,589	165,900	08-May-89	07-May-24	-	-
SIG Trading Ltd	20,574	120,000	08-May-14	07-May-24	-	-	Subject to schedule of condition
Vodafone Limited	10,950	63,510	08-May-14	08-May-24	-	08-May-22
Bee inspired Clothing ltd	66,111	345,639	16-Jul-18	15-Jul-23	-	-	Subject to schedule of condition. Sublet to Carpet & Flooring Limited.
TOTAL	128,224	695,049

Summary Valuation	(Amounts in GBP, Measures in SF)
Valuation Date: 14/01/2021

Property

Address	Kinning Park, Glasgow, Kinning Park
External ID	A05
Gross Valuation		9,685,500
Capital Costs		-85,000
Net Value Before Fees		9,600,500

Less UK Stamp-Dut	@4.87% Stamp Duty	438,500
Agent’s Fees	@1.00% Net Sale Price	108,000
Legal Fees	@0.50% Net Sale Price	54,000

Fees include non recoverable VAT @ 20.00%

Net Valuation		9,000,000
Say		9,000,000

Equivalent Yield		7.0445%	True Equivalent Yield	7.3438%
Initial Yield (Valuation Rent)		7.2397%	Initial Yield (Contracted Rent)	7.2397%
Reversion Yield		7.7511%

Total Valuation Rent		695,049	Total Contracted Rent	695,049
Total Rental Value		744,140	Number of Tenants	4
Capital Value Per Area		70

Running Yields

			Ground Lease
Date	Gross Rent	Revenue Cost	Expenses	Net Rent	Annual	Quarterly
14/01/2021	695,049	0	0	695,049	7.2397%	7.5795%
16/07/2023	349,410	0	0	349,410	3.6395%	3.7238%
08/05/2024	63,510	0	0	63,510	0.6615%	0.6643%
09/05/2024	0	0	0	0	0.0000%	0.0000%
08/03/2025	128,600	0	0	128,600	1.3395%	1.3508%
09/03/2025	197,040	0	0	197,040	2.0524%	2.0790%
16/04/2025	560,640	0	0	560,640	5.8397%	6.0592%
08/05/2025	744,140	0	0	744,140	7.7511%	8.1416%

Yields Based On	Say Value + Acq.Costs

Tenants

			Earliest	CAP			Valuation				Initial Yield	Equivalent	Reversionary
Tenant Name	Suite	Next Review	Termination	Group	Method	Contracted Rent	Rent	Rental Value	Gross Value	Initial Yield	(Contracted)	Yield	Yield
Bee inspired Clothin	211 Ma		15/07/2023	Override	Hardcore (7.0445%)	345,639	345639	363,600	4,632,728	7.4608%	7.4608%	7.0445%	7.8485%
Lindab Limited	221 Ma		07/05/2024	Override	Hardcore (7.0445%)	165,900	165900	183,500	2,417,595	6.8622%	6.8622%	7.0445%	7.5902%
SIG Trading Ltd		231 Ma	07/05/2024	Override	Hardcore	120,000	120000	128,600	1,720,536	6.9746%	6.9746%	7.0445%	7.4744%
					(7.0445%)

Vodafone Limited		241 Ma	08/05/2024	Override	Hardcore	63,510	63510	68,440	914,641	6.9437%	6.9437%	7.0445%	7.4827%
					(7.0445%)

Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

The Summit Centre, Skyport Drive, Heathrow, UB7 0LJ, United Kingdom

17

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Individual Property Report for:

The Summit Centre, Skyport Drive, Heathrow, UB7 0LJ, UK

1

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Individual Property Report:

Executive Summary

CHAPTER 1 : PHYSICAL CHARACTERISTICS	3

CHAPTER 2 : LEGAL	3

CHAPTER 3 : OCCUPATIONAL MARKET	3

CHAPTER 4 : MANAGEMENT	4

CHAPTER 5 : PROPERTY INVESTMENT MARKET	4

CHAPTER 6 :VALUATION RATIONALE	4

CHAPTER 7 : VALUATION CONCLUSIONS	5

CHAPTER 8 : SWOT ANALYSIS

ATTACHMENTS :

•	Photographs

•	Location Plans

•	Property Boundary Plan

•	Tenancy schedule

•	Valuation Calculations

2

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

EXECUTIVE SUMMARY

CHAPTER 1: PHYSICAL CHARACTERISTICS

Property Identification:	The Summit Centre, Skyport Drive, Harmondsworth, Heathrow, UB7 0LJ

Property type:	Industrial

Inspection date:	Wednesday 13th January 2021

Locational quality:	Prime

Floor areas:	15,158 sqm / 163,161 sq ft. GIA

Car Parking:	125 spaces

Condition:	Average

Highest and Best Use confirmation:	Yes

Observations

•	The Property comprises 6, purpose-built individual light industrial warehouse / trade counter units, split into two blocks (Units 1 & 2 and Units 3-6).

•	The Property was constructed in 1985. Units 1, 3 & 4 and 5 & 6 have been refurbished from 2015 through to 2019.

CHAPTER 2: LEGAL

Tenure:	Freehold
Tenancy overview:	3 tenants, being 60% of GIA. 12-month rental deposit in place for Units 5 and 6.
Current contracted rent:	£1,005,815 per annum
W.A.L.E.	3.85 years to break / 4.75 years to expiry
Unusual lease terms:	None noted

Observations

•	The contracted rent above assumes that the outstanding October 2020 rent review at Unit 2 has been settled at ERV.

•	We have assumed the Property is let to 3 tenants, and a 12-month rental deposit in place for Units 5 & 6.

•

We have been provided with a draft Certificate of Title prepared by Herbert Smith Freehills LLP and can confirm that the Property is held freehold and that good and marketable title will be provided to the lender on completion of the loan.

CHAPTER 3: OCCUPATIONAL MARKET

Market & sub market name:	Greater London, Heathrow

Position in market / sub-market:	Good secondary

Market Rent:	£2,109,300 per annum

Reletting / retention prospects:	Good – competitive occupier market and lack of available space in this location

New tenant Incentives:	Equivalent to 3-9 months’ rent free

3

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Executive Summary (continued)

Observations

•	We have assumed a 3-month void period and 3-month rent free period for Units 1 and 2 due to the respective break options within the first 2 years of the hold period.

•

We have treated Units 5 and 6 as vacant. We understand the existing tenant remains in occupation but did not pay rent throughout 2020. We have therefore assumed a 6-month void period and 6-month rent free period for these units. Given the attractive size of the combined units, we would expect an incoming tenant to be a single occupier, and have allowed for an extended void and rent free period relative to units 1 and 2 due to quantum.

CHAPTER 4: MANAGEMENT

Vacancies:	None

Service charge level relative to market:	N/A

Extraordinary Capital Expenditure requirement:	£2,680,700

Observations

•

We have been provided with a capital expenditure schedule for the Property from Arcadis. Overall, £2,680,700 of capex is required, with nearly 97% of the budgeted capex spend for ‘building and construction’ items.

•	The schedule identifies that £43,700 capex is required immediately, £262,000 from Years 2-5, and £2,375,000 from Years 6-10.

CHAPTER 5: PROPERTY INVESTMENT MARKET

Prime yield:	3.75%
Likely purchaser type:	Investor – Overseas/Domestic Private Equity, Institutional, REIT / Prop Co
Marketing/ Exposure Period:	6 months
Market condition direction:	Positive trajectory

Observations

•	The Property would attract a good level of demand from investors due to its good location, proximity to Heathrow and positive occupier market fundamentals.

•	Investors would view the Property as a positive opportunity to capture reversionary rental income and execute simple asset management initiatives.

CHAPTER 6: VALUATION RATIONALE

Valuation method used:                                                         Investment

4

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

CHAPTER 7 : VALUATION CONCLUSIONS

Valuation date:	14 January 2021

RICS defined Market Value:	£37,600,000
Net Initial Yield:	2.51%
Equivalent Yield (nominal):	4.75%
Reversionary Yield (nominal):	5.25%

Market Value subject to the Special Assumption of Vacant Possession:	£31,050,000

Indication of Reinstatement Cost:	£18,059,000
Suitability for loan security:	Good

5

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

CHAPTER 1: PHYSICAL CHARACTERISTICS

LOCATION

Property Identification

The property is at the address, The Summit Centre, Skyport Drive, Harmondsworth, Heathrow, UB7 0LJ, (hereafter “the Property”).

Location - macro

The Property is located immediately to the north of Heathrow Airport, in a strategic West London industrial location on Bath Road (A4). Access to Heathrow Airport’s passenger terminals is 2.5 – 3.5 miles away to the south. Uxbridge is approximately 6 miles to the north, and Central London is approximately 17 miles to the east.

Heathrow Airport is the UK’s largest and busiest airport in terms of passenger numbers, freight and aircraft movement.

Location - micro

The Property is situated on the Bath Road (A4) which runs parallel to the northern runway at Heathrow Airport.

Accessibility and Transportation

The A4 connects Central London to the M25 Motorway and the M4 Motorway leading to Maidenhead, Reading and the South West.

The Property has strong road connections with Junction 4 of the M4 Motorway 1.5 miles to the north, and Junctions 14 and 15 of the M25 Motorway 3.5 miles to the west.

The Property benefits from close proximity to the Heathrow Perimeter Road, which is the main arterial road around the airport.

PROPERTY DESCRIPTION

Inspection

The Property was inspected externally and internally (Unit 2 only) on 13th January 2021 by Lorna Hepworth MRICS of C&W.

General

The Property comprises 6, purpose-built individual light industrial warehouse / trade counter units, split into two blocks (Units 1 & 2 and Units 3-6).

The site is roughly rectangular in plan and is developed with two detached ‘L-shaped’ buildings.

The smaller building (in the north western part of the site) houses Units 1 & 2, whilst the larger building (traversing the southern and eastern parts of the Property) forms a terrace of 4 units (Units 3-6; with Unit 3 in the south west and Unit 6 in the north east).

6

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

The buildings are arranged around a central communal vehicle parking and loading yard area. Separate secure service yards are present to the north of Unit 1, south of Units 3 & 4, and north of Unit 6. Additionally, further secure access routes and parking areas are present along the eastern and western parts of the property.

The Property was constructed in 1985. Units 1, 3 & 4 and 5 & 6 have been refurbished from 2015 through to 2019.

The Property is of structural steel framing with a series of dual-pitched lattice roof beams covered with a synthetic/rubberised roofing membrane. Roof lights are present to the whole of the roof area.

The outward-facing elevations are clad with a combination of full height glass-reinforced plastic (GRP)- style cladding panels, fascias and parapet copings, interspersed with powder-coated, aluminium-framed single-glazed windows, window walling, main entrance lobbies and doorsets.

The ‘inward’ facing elevations to the central courtyard area comprise face brickwork, with GRP fascia cladding and parapet copings above.

The office areas and ancillary spaces to the units comprise predominantly suspended ceilings with some areas of plasterboard ceilings or exposed structural soffits.

A small vehicle service pit has been dug into the workshop floor in Unit 1.

Planning permission was granted (with conditions) in July 2013 for the proposed redevelopment of the Property, however the proposed development did not commence. The intended redevelopment sought to provide a 301 bedroom hotel (Class C1) and 4 new industrial units accommodating a combined total 9,562 sqm of floor space (Use Classes B1(b), B1(c), B2 and B8), alterations to access arrangements (including from Hatch Lane), associated landscaping and car parking together (involving demolition of the existing buildings on site).

Site and Lettable floor areas

Total:    15,158 sqm / 163,161 sq ft

Split:     Unit 1 – 1,800 sqm / 19,372 sq ft

      Unit 2 – 1,809 sqm / 19,470 sq ft

      Unit 3 & 4 – 5,441 sqm / 58,567 sq ft

      Unit 5 – 3,182 sqm / 34,247 sq ft

      Unit 6 – 2,927 sqm / 31,505 sq ft

Basis: GIA

Source: Tenancy schedule

Site: 3.10 hectares (7.66 acres)

Adjacent and neighbouring uses include residential, agriculture and commercial uses.

Coverage ratio: 48.90%

Approximately 50% of the site is hardstanding (tarmac or brick-paved access routes and car parking areas, with a brick-paved central communal loading yard and concrete service yards in the north and south of the site).

7

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Car Parking

Dedicated car parking provision totalling 125 spaces.

Maintenance Issues / Condition

The Property appears to have been adequately maintained internally having regard to its age, use and construction however is showing signs of wear and tear commensurate with its use.

We recommend you refer to the Vendor Survey Report prepared by Arcadis dated 3rd December 2020 for a comprehensive overview on the condition of the asset.

Environmental Considerations

We recommend you refer to the Phase I Environmental Report prepared by Nova Ambiente dated 7th December 2020 for a comprehensive overview of the environmental findings and recommendations for the asset.

The report confirms that:

•	The Property is not in or near to a groundwater protection zone.

•	There is the potential for unidentified residual contamination to the Property (see full report for details)

•

Overall, the level of environmental risk associated with the site is assessed to be acceptably low for the current use and no further environmental investigation or assessment is considered necessary prior to acquisition.

Energy Performance Certificate

The Energy Efficiency (Private Rented Property) (England and Wales) Regulations 2015 establish a minimum level of energy efficiency for privately rented property in England and Wales.

There are important matters that should be considered when reviewing an EPC, as follows:

The quality of an EPC can vary significantly due to the historic limited regulation of assessors. This has improved significantly, however EPCs are valid for 10 years and therefore there are still a number of poor quality EPCs in the market. Furthermore, the age of an EPC is an important consideration because its accuracy will degrade over time. It is recommended that EPC’s are reviewed regularly and at least every 5 years.

The accuracy can also vary significantly due to the calculation methodology. Since their inception in 2008, there have been several changes to the way EPCs are calculated, including an update to Part L (Conservation of Fuel and Power) of the Building Regulations in 2011. That said, when there is a lack of information, an assessor will make default assumptions, usually based on the worst-case scenario this, in turn, can lead to an inaccurate default certificate.

Where the Property’s EPC rating falls within E, F or G, we would recommend that you ensure an ‘Action Plan’ is put in place by the Borrower. An ‘Action Plan’ would set out how the Borrower is going to ensure compliance with MEES regulations through an energy efficiency improvement programme. The process would highlight opportunities to implement works during void periods or lease breaks, or as part of the on-going maintenance and plant renewal programme. We recommend you monitor the implementation of this Plan over the period of the loan.

We are not able to comment on the quality or accuracy of a specific EPC and we would advise undertaking your own quality assurance measures. We are not qualified to make an assessment of costs associated with improving non-compliant properties.

8

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Energy Performance Certificates (EPCs) must be produced for all properties before being marketed for sale or lease.

Impact on the Property

We have reviewed the EPC Register which has the following record for the Property and have summarised the key details below.

Address	EPC Rating	Date of Assessment	Comments
Unit 1	C (66)	11/11/2013
Unit 2	C (72)	10/11/2013
Unit 3	D (83)	14/11/2013
Unit 4	D (77)	23/10/2023
Unit 5	B (47)	07/11/2018
Unit 6	B (39)	01/01/2018

Change of use potential

•	Suitability for current use / Highest and best use confirmation: Yes

•	Obsolescence and economic life: We consider the building has a minimum remaining economic life, provided it is properly maintained, of 25 years.

•	Excess development land: No

•	Alternative Uses (if any): None.

•	Section Observations

•	The Property comprises a well-let industrial scheme. Despite its age, the Property has been maintained well and is in good condition.

•	Given the Property’s proximity to Heathrow Airport and advantageous transport connectivity, alternative uses could be considered as the term certain decreases over time.

Attachments

•	Location/Street Plan

•	Photographs

9

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

CHAPTER 2: LEGAL

Tenure

Freehold. Title number AGL33883.

We have been provided with a draft Certificate of Title prepared by Herbert Smith Freehills LLP and can confirm that it relates to the Property that forms the subject of our valuation. The draft report confirms that the Property is held freehold and that good and marketable title will be provided to the lender on completion of the loan.

Land Registry Information

Seller / proprietor recorded as HPUT A Limited and HPUT B Limited in their capacity as nominees for and on behalf of Natwest Trustee and Depository Services Limited as trustee and depository (and not otherwise) of the Hermes Property Unit Trust.

Zoning, building licences, or planning

London Borough of Hillingdon - https://www.hillingdon.gov.uk/

Hillingdon Local Plan Part 1 and Part 2 2011-2026. Adopted November 2012. Existing use - Multi-let industrial estate comprising 6 units.

According to the Herbert Smith Freehills report, we understand that there is no application for planning permission in respect of the Property awaiting determination and no planning decision or deemed refusal which is subject to appeal.

Planning History

9420/ADV/2018/19 Approval 13-06-18 Installation of 4 non-illuminated freestanding signs.

9420/APP/2017/4321 Approval 20-02-18 Provision of 1.8 metre high metal palisade fence and automated gates to control access to service yards associated with Units 1-6.

9420/APP/2017/4017 Approval 16-11-17 Application for a Non-material Amendment to Advertisement Consent ref: 9420/ADV/2017/63 dated 07/08/2017 to allow for removal of trees (Installation of 2 non-illuminated totem signs).

9420/APP/2017/2799 Approval 15-09-17 Details pursuant to condition 9 (cycle storage) of planning permission ref. 9420/APP/2016/3974 dated 31-01-2017 (Formation of new access from Skyport Drive to Car Park for Units 5 and 6 and changes to car parking layouts and changes to north elevation of Units

1 and 6 to enable installation of roller shutters, general layout revisions and provision of new landscaping).

9420/ADV/2017/63 Approval 07-08-17 Installation of 2 non-illuminated totem signs.

9420/APP/2016/3974 Approval 31-01-17 Formation of new access from Skyport Drive to Car Park for Units 5 and 6 and changes to car parking layouts and changes to north elevation of Units 1 and 6 to enable installation of roller shutters, general layout revisions and provision of new landscaping.

10

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

9420/APP/2016/3512 Approval 22-11-16 Details pursuant to Condition 7 (Noise Management Plan) of planning permission ref. 9420/APP/2015/2198 dated 14/12/2015 (Insertion of new roller shutter doors, provision of new servicing yard, alterations to access/egress and external storage arrangements and landscaping scheme and removal of existing entrance canopies at Units 3 and 4).

9420/ADV/2016/48 Approval 23-08-16 Installation of various non-illuminated signage.

9420/APP/2016/1412 Approval 18-05-16 Details pursuant to condition 4 (Details of materials, external surfaces and boundary treatment) of planning permission dated 14/12/15, ref. 9420/APP/2015/2198: Insertion of new roller shutter doors, provision of new servicing yard, alterations to access/egress and external storage arrangements and landscaping scheme and removal of existing entrance canopies at Units 3 and 4.

9420/APP/2015/2198 Approval 14-12-15 Insertion of new roller shutter doors, provision of new servicing yard, alterations to access/egress and external storage arrangements and landscaping scheme and removal of existing entrance canopies at Units 3 and 4.

9420/APP/2011/2119 Approval 17-07-13 Redevelopment of the site to provide a 301 bedroom hotel (Class C1) and 4 new industrial units accommodating a combined total 9,562sq.m of floor space (Use Classes B1(b), B1(c), B2 and B8) alterations to access arrangements (including from Hatch Lane), associated landscaping and car parking together (involving demolition of the existing buildings on site).

No proposals identified which might involve the use of compulsory purchase powers.

Tenancy overview

The Property is currently let to 4 tenants. However, we understand that a 12-month rental deposit is in place for the tenant occupying Units 5 and 6 as the existing tenant did not pay rent during 2020. We also understand that Units 5 and 6 are currently on the market, with the existing tenant looking to assign or sub-let their lease.

We have therefore assumed the Property is let to 3 tenants, and Units 5 and 6 as vacant with a 12- month rental deposit in place.

Based on the above and the site inspection we can confirm that the tenancy schedule matches the observations made during the site inspection

Lease Abstract

We have not been provided with copies of the occupational leases and have relied on the tenancy schedule provided to us.

Covenant

The perceived covenant strength of the tenants is as follows (according to D&B):

•	Saints Transport Ltd – A3

•	Medequip Assistive Technology Ltd – 4A1

•	CCF Ltd – A3

Based on the above the combined perceived covenant strength is deemed to be good.

11

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Property Tax

We understand the Property is assessed as follows:

Unit	Description	Rateable Value
Unit 1	Warehouse and premises	£210,000
Unit 2	Warehouse and premises	£199,000
Units 3 & 4	Warehouse and premises	£550,000
Units 5 & 6	Warehouse and premises	£610,000

Section Observations

•

We have assumed that the Property is let to 3 tenants, with Units 5 and 6 as vacant with a 12- month rental deposit in place. We understand the existing tenant at Units 5 and 6 did not pay rent during 2020.

•	We understand the tenant at Units 5 and 6 is looking to sub-let / assign their lease.

•	Planning permission was granted (with conditions) in July 2013 for the proposed redevelopment of the Property, however the proposed development did not commence.

Attachments

•	Plan identifying the boundaries of the Property

•	Tenancy schedule

12

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

CHAPTER 3: OCCUPATIONAL MARKET

ECONOMIC CONTEXT

Please see the Market Overview towards the front of this valuation report.

THE MARKETPLACE FOR INDUSTRIAL TENANTS

Macro market overview

Please see the Market Overview towards the front of this valuation report.

Micro market overview

2020 was a record year for the UK logistics market. The pandemic and ensuing lockdowns accelerated the shift to online, leading to a surge in space requirements from retailers to satisfy a burgeoning demand.

When everyone thought online sales couldn’t go any higher after the first lockdown, aided by the festive season, they soared to a record high of 36% during the November lockdown.

Likewise, many retailers have realised that in the post-COVID world they cannot ignore/delay any further investment in their online offering and delivery capabilities. For many the challenge boils down to making it economically viable due to the high cost of last mile and high return rates, in some cases.

The uncertainty linked to Brexit has also dissipated following the last-minute deal between the UK and EU and should facilitate decision making in 2021. Many occupiers are still busy working out practical implications of the deal and how to best serve in a cost-effective manner the UK and continental markets. Amazon for example has recommended sellers on its marketplace to split inventory between the two blocks.

2021 is also likely to be the year of urban logistics and the year when redevelopment to logistics begins to make economic sense, with London as focal point.

Take up

The last three months of 2020 were the strongest Q4 ever recorded, with 14.3 million sq ft transacted. As a result, annual take-up soared to an all-time high of 50.4 million sq ft, with the e-commerce and Post & Parcel operators accounting together for nearly 40% of the total.

Amazon alone acquired over 12 million sq ft across over 21 units. Even when Amazon’s multi-mezzanine deals are excluded from take-up, 2020 remains an excellent year with circa 43 million sq ft transacted.

It is worth noting that take-up figure does not include some 3.5 million sq ft of short-term lettings – mostly to accommodate a surge in inventory levels at the onset of the pandemic and Brexit-related stockpiling.

The largest transaction in Q4 was the 870,000 sq ft acquired by logistics company Weerts Group at Suffolk Park. A number of XL voids, such as Goliath (666,000 sq ft) in the West Midlands, and Sherburn 667 (667,000 sq ft) in Yorkshire, also found an occupier.

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Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

While the volume of space under offer has dropped off a little as many large requirements have now been satisfied, we were still tracking over 10 million sq ft of UOs at Q4, including several e-commerce requirements.

As publicly reported, Amazon remains on the hunt for several last mile delivery hubs, especially around London.

Supply

Thanks to the high volume of transactions, availability fell by 6% and 14% over the quarter and the year respectively to 61.6 million sq ft. Some regions are now faced with a growing shortage of suitable stock. As a result, prime headline rents grew at their fastest annual rate (+4.3%) since 2018 based on C&W’s Prime Rent Index.

Developers have sensed the opportunity and speculative development appears to be picking up again after slowing during the pandemic.

At Q4, we were tracking just under 6 million sq ft across 43 units of committed speculative development for 2021. This year is therefore likely to surpass the 7.7 million sq ft delivered during 2020 as new sites are being brought forward.

Due to growing pressures on the high street, there is a greater focus on retailers-released space. However, until now there has only been a limited amount of second-hand stock returned to market. Two of the most high-profile casualties of the retail crisis, Debenhams and Arcadia, are estimated to account for less than 2 million sq ft of warehouse space.

Rental Comparables

• 6, Skyport Drive Estate, Heathrow

Q4 2020. 12,862 sq ft. Let to Hermes Parcelnet Limited. Established Heathrow estate located adjacent to the Property. Ten units arranged in 3 terraces with frontage to the A4 (Bath Road). Constructed in mid-1970s with 5.3m eaves. 5-year term with 6 months’ rent free and a break at Year

3 (with tenant break penalty). Contracted outside the L&T Act. Rent passing of £182,971 p.a. (£14.22 per sq ft). Similar location and specification. Smaller than units at the Property.

• 672 Spur Road, North Feltham Trading Estate, Heathrow

Q4 2020. 14,910 sq ft. Leased by Toll Global Forwarding Group (UK) Limited. The unit forms part of North Feltham Trading Estate, with good access to Heathrow’s passenger and cargo terminals. Refurbished prior to occupation. Constructed in the early to mid-2000s with 6m eaves height, 2 loading doors and office / ancillary space. 5-year term. Rent passing agreed at £227,377 p.a. (£15.25 per sq ft). Similar location. Superior specification. Smaller than the units at the Property.

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Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

• Unit B, Hayes 180, Hayes

Q4 2020. 64,181 sq ft. Leased by Achilles Therapeutics Ltd. Hayes 180 is situated on the south side of the Uxbridge Road, offering connections to the M4 to the south and the A40 to the north. Hayes 180 is a brand-new development of three detached warehouse / industrial units. Unit B offers an eaves height of 12m. 10-year term (incentives not known). Rent passing of £850,398 p.a. (£13.25 per sq ft). Similar location. Superior specification. Similar size to some of the units at the Property.

• Unit 2, Griffin Centre, Feltham

Q4 2020. 17,435 sq ft. Leased by Martin Trux Group Limited. The Griffin Centre is located in Feltham’s industrial area. It is well located for the M3, M4 and Heathrow Airport’s Cargo Terminal. 1980s unit that was refurbished prior to occupation. 7.4m eaves. The lease was taken on a new 10-year term, with 5 months’ rent free and a break at Year 5. Rent passing of £222,296 p.a. reflecting £12.75 per sq ft. Similar location. Inferior specification despite the refurbishment. Similar size unit to some of those at the Property.

• 202 Riverside Way, Uxbridge

Q3 2020. 21,604 sq ft. Let to Vink UK Ltd. Located in Uxbridge with good access to the M40, A40, M25 and M4 Motorways, Heathrow Airport and Central London. Refurbished on occupation. Constructed in early 1980s with a shared yard and 7.5m eaves. 10-year term (incentives / breaks not known). Rent passing of £291,654 p.a. reflecting £13.50 per sq ft. Inferior location. Similar specification and size relative to some of the units at the Property.

It is our view that the comparable that carries most weight is the letting at Unit 6, Skyport Drive. Although the unit is smaller than the units at the Property, it is the most recent evidence, took place on the adjacent estate, and is comparable in terms of specification. Whilst we would expect a tenant to be given a slight discount when agreeing a lease outside the Act, the tenant would likely have paid a premium for the flexibility of a break option after 3 years. We would therefore expect the Property to achieve a lower rental value.

The letting at 202 Riverside Way, Uxbridge has been deemed to be the next best evidence. It is very similar in size and age to the individual units at the Property. It is also similar in specification, particularly with its shared yard – like that seen at the Property. On the other hand, it offers higher eaves compared to the Property. Its location is deemed to be slightly inferior due to being further from Heathrow Airport. We would therefore expect the Property to achieve a similar rental value.

Unit 2 at The Griffin Centre, Feltham ranks third in terms of relevance to the Property. Feltham is a very similar location with good proximity to Heathrow, although with inferior access to arterial roads / the motorway network. It is similar in age and size to the Property. We would expect the Property to achieve a higher rental value due to its superior road connectivity.

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Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Lastly, the remaining comparables demonstrate achieved rental levels for newer stock built to a higher specification. Both are within close proximity to the Property / Heathrow, but overall we would expect the Property to achieve a lower rental value. It is worth noting that we believe a quantum discount is apparent at Hayes 180 due to the size of this unit, and would therefore expect a lower rental value at the Property where tenants occupy double units.

Future direction of the market

It is our anticipation that rents will continue to grow over the next few years.

Market Rent

Having considered the above and wider evidence, as well as discussing at length with our in-house occupational agents, we have determined our rental values to be as follows:

Units 1 and 2 (c. 20,000 sq ft)	£145.31 per sqm / £13.50 per sq ft per annum = £524,300 per annum

Units 3 to 6 (c. 60,000 – 65,000 sq ft)	£137.24 per sqm / £12.75 per sq ft per annum = £1,585,000 per annum

Total	£139.18 per sqm / £12.93 per sq ft per annum = £2,109,300 per annum

As outlined above, we have grouped our rental values into 2 groups.

We have applied an ERV of £13.50 per sq ft to Units 1 and 2 as they are of a smaller size and, should they become vacant, will likely be individually occupied upon re-letting.

Furthermore, we have applied an ERV of £12.75 at Units 3-6. It is our view that there would be considerable demand from occupiers for this amount of space (60,000 sq ft – 65,000 sq ft). It would also likely be preferable for the Landlord to re-let the ‘double’ units in order to reduce letting risk.

Letting Prospects

The following are our estimate of the factors surrounding a reletting of the property in the current market:

• position in the market	Good Secondary (Heathrow)
• likelihood of retaining existing tenant	Strong
• overall prospect / ease of reletting	Strong
• void period	3-6 months
• lease length	5 years to break
• tenant incentives	3-9 months’ rent free or equivalent
• unusual lease terms	None
• tenant profile / type	National / strong local occupier
• covenant strength	Varied

Section Observations

•	The Property is a good secondary estate in a very good location. With reasonable levels of capex in order to refurbish the required units, we would expect rental levels to grow over the coming years.

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Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

•	With a 12-month rental deposit in place, we would expect Units 5 and 6 to be let within this timeframe.

Attachments

•	None.

17

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

CHAPTER 4: MANAGEMENT

Vacant Units

We have assumed Units 5 and 6 are vacant with a 12-month rental deposit in place. Our understanding is that the existing tenant at these units did not pay rent during 2020.

The tenant at Unit 2 (Medequip Assistive Technology Ltd) has a break option in April 2021. The tenant at Unit 1 (Saints Transport Ltd) has a break option in December 2022.

Should the above break options be actioned, the Landlord will be liable for void costs. Whilst this has not been factored into our opinion of Market Rent or Market Value, should this happen ours (and the general market’s) assumption is that these costs would amount to 50% of ERV for the relevant unit. We (and the general market) would then also assume a further fee of 15% of ERV upon re-letting for legal / leasing agent fees.

We have not allowed for void costs or re-letting costs at Units 5 and 6 as it is assumed these costs are covered under the rental deposit.

Letting Strategy

Let Units 5 and 6. We would anticipate a tenant to occupy these units within a 12-month period. Remove the breaks / regear the leases at Units 1 and 2 in order to increase the Property’s term certain.

Current negotiations

We understand the tenant at Units 5 and 6 is currently looking to sub-let / assign their lease.

Outstanding rent review at Unit 2 from October 2020.

Capital Expenditure

We have been provided with a capital expenditure schedule for the Property by Arcadis. The schedule states that £43,700 capex is required immediately, £262,000 from Years 2-5, and £2,375,000 from Years 6-10.

Overall, £2,680,700 of capex is required. Arcadis’ findings identify that nearly 97% of the budgeted capex spend is for ‘building and construction’ items.

Future active management potential

As mentioned above, there is an outstanding rent review at Unit 2 from October 2020.

There is a rent review in September 2021 at Unit 3.

Addressing future rent reviews in good time prior to the review dates may help to achieve a higher level of rent.

18

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Section Observations

•	With an active asset management regime, the scheme should be fully-let within 12 months.

•	Removing upcoming break options will result in a longer unexpired term and avoidance of void / reletting costs.

•	Addressing outstanding / upcoming rent reviews will help maximise rental income.

Attachments

•	None.

19

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

CHAPTER 5: PROPERTY INVESTMENT MARKET

Macro Market Overview

Please see the Market Overview towards the front of this valuation report.

Micro Market Overview

The South East industrial investment market continues to experience strong investor demand driven by compelling fundamentals of a positive occupational market seeing record low availability rates, secure income streams and with tangible rental growth.

Investors have been attracted by the imbalance of supply and demand of good quality multi-let estates, particularly within the core South East, within a growing sector where there has been very little development in recent years.

Demand for “last-mile” depots is fuelling conversion from retail to logistics, especially in London, with both investors and occupiers continuing to screen the market for opportunities.

Investment Levels

Investment volumes rose by 77% q-o-q during Q3 2020 to £1.65bn, on a par with the corresponding period last year (2019). As a result, at £4bn, transactions year-to-date were only 8% below 2019 levels.

However, the number of deals was down by over 40%, suggesting that larger deals have retained their market appeal as investors continue to scale up.

Investment volumes for YE 2020 are not yet available. However, it is expected that the positive trend demonstrated up to the end of Q3 2020 will have continued throughout Q4 2020. The level of unsatisfied demand combined with an increase in product for sale, should comfortably push volumes past £6bn by year-end, which is similar to 2019 levels (£6.4bn).

Yield Movements

Whilst yields have compressed as a result of the favourable occupier market supply/demand imbalance, the lack of investable product has without question driven yields further. This lack of stock is not only a result of institutions reluctance to sell prized industrial assets (compounding their already low industrial sector weighting) but also a result of the increasing trend of build-to-hold strategies from the major developers.

Capital Value comparables

• Frogmore Industrial Estate, Park Royal

Under offer. 108,129 sq ft. Freehold. 7 unit trade counter scheme located in Park Royal. Secondary real estate but with a good quality refurbishment on the vacancy. Units 1 and Units 3-6 are vacant and provided with a rental guarantee for 12 months. Other two units are let to Magnet and Eccentric Trading. WAULT of 8.1 years to expiries. Current rent: £1,677,538 p.a. (£15.51 psf). Under offer ahead of quoting price of £36,970,000 (4.25% NIY, £342 per sq ft). Superior location, similar specification, longer unexpired term, similar lot size and similar income profile.

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Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

• Dnata, Heathrow

Q4 2020. 210,000 sq ft. Freehold. 3 individual units let to dnata (with parent company guarantee). Located within Heathrow’s cargo zone. Constructed in 2013 with 10-11.5m eaves and 39 dock level doors in total. 9.7 years to expiry. Rent passing of £3,252,980 p.a., reflecting

£15.56 per sq ft. Purchase price of £80,300,000 (3.79% NIY / £382 per sq ft). Similar location near Heathrow. Superior specification. Longer unexpired term. Single-let across 3 units to a superior covenant strength. Larger lot size.

• New England Industrial Estate, Barking

Q4 2020 (off-market). 138,484 sq ft. Freehold. Let to 5 tenants. Industrial estate located in Barking, comprising 6 units (c.7,000-53,000 sq ft). Varied condition/spec but several require extensive refurb / redevelopment. Total rent £904,305 p.a. (rents all passing off c.£7.50-

£10 per sq ft). Unit 6 (40,000 sq ft) was vacant with no top up as refurbishment was required before letting. Unexpired term of 2.21 years. Purchase price of £41,750,000 (2.03% NIY / £301 per sq ft). Inferior location. Specification is varied but deemed to be slightly inferior to the Property. Shorter unexpired term. Similar lot size.

• Skyline 120, Braintree

Q4 2020. 180,172 sq ft. Freehold. Fully let to 5 tenants. Multi-let distribution park located in Braintree, comprising 7 units constructed in 2007. Rent passing of £1,395,547 p.a. reflecting £7.75 per sq ft. WAULT of 6.03 to breaks and 6.88 years to expiries. Purchase price of

£29,050,000 (4.50% NIY / £161 per sq ft). Inferior location. Superior specification. Longer unexpired term. Slightly smaller lot size.

• Sands 10 Industrial Estate, High Wycombe

Q1 2020. 132,440 sq ft. Freehold. Fully let to 4 tenants including Origin Frames, Shawston International, Righton Ltd & Ryder Ltd. 10 industrial units constructed in the 1980s ranging from 8,255 to 27,783 sq ft. Rent passing of £1,088,374 p.a. reflecting £8.22 per sq ft. Unexpired term of

6.1 years to breaks, and 6.7 years to expiries. Purchase price of

£21,460,000 (4.75% TUNIY, £162 per sq ft. Inferior location. Similar specification. Longer unexpired term. Smaller lot size.

According to information provided to us by the Borrower, it is our understanding that the Property was acquired with the knowledge of the tenant at Units 5 and 6 not paying rent during 2020, and with a 12- month rent deposit in place. This transaction therefore demonstrates the best evidence available to us.

We consider the sales of dnata, Heathrow and Sands 10 Industrial Estate to be the most comparable transactions from the comparables listed above.

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Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Dnata, Heathrow is in very close proximity to the Property. Despite the asset comprising 3 individual units, dnata are a single occupier. The lease agreement offers parent company guarantee and therefore demonstrates a superior covenant strength to the Property. The buildings are of a higher specification and the unexpired term is longer than that of the Property. Overall we would expect the Property to achieve a higher NIY.

Sands 10 Industrial Estate, High Wycombe is positioned in an inferior location to the Property. The units are of a similar construction age but individually are mostly smaller than those at the Property. Whilst the unexpired term is slightly longer than the Property’s, we would expect the Property would achieve a lower NIY. It is worth noting that the NIY for this transaction was based on a ‘topped up’ basis.

New England Industrial Estate, Barking and Skyline 120, Braintree are located in Essex and therefore are in slightly different sub-markets. New England Industrial Estate is broadly similar in specification but the unexpired term is shorter and the vacancy skews the NIY. Skyline 120 is better suited in this regard as it is fully let. It also offers a higher specification and longer unexpired term. However, despite these positive factors we would expect the Property to achieve a lower NIY due to its superior location.

Frogmore Industrial Estate, Park Royal offers a similar geographical position to the Property but is in closer proximity to Central London. A large proportion of the units here have been refurbished and appear to be of a higher specification to the Property. We understand this asset is under offer to a data centre operator ahead of the quoting price but is conditional on planning. We have therefore placed less reliance on this comparable.

Consideration Period

•	We consider that the property would have been marketed for a period of 6 months prior to the valuation date in order to achieve our opinion of Market Value.

Marketing Period / Saleability

•	We consider it would take approximately 6 months to achieve a sale in the open market starting at the valuation date.

•	The purchaser type is likely to be private equity, prop cos / REITs or institutional.

•	We consider market conditions are likely to improve over the Marketing Period.

Section Observations

•	The Property would attract a good level of demand from investors due to its good location, proximity to Heathrow and positive occupier market fundamentals.

•

Some investors would consider the Property to be less favourable due to its short unexpired term, and its age / condition. However, most would look beyond this due to the high levels of demand from occupiers and the potential long-term returns from investing capital into the Property.

Attachments

•	None

22

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

CHAPTER 6: VALUATION RATIONALE

VALUATION METHOD

Our opinion of the Market Value of the Property has been primarily derived using comparable recent market transactions on arm’s length terms.

Based on the comparable evidence outlined above, we have applied an equivalent yield of 4.75% on all units.

The key inputs over an assumed holding period of 5 years are as follows:

INCOME

Market Rent:	£2,109,300 per annum

Gross Income:	£1,005,815 per annum

Total Non-recoverables (see below):	£0 per annum

Net Income:	£1,005,815 per annum

Indexation:	None

Rental Growth:	None

NON-RECOVERABLES

Property Tax:	We have not been advised of the VAT status of the Property. The capital valuation and rental included in this Report are net of Value Added tax at the prevailing rate.

Capital Expenditure:	£2,680,700

Explicit Income Voids and Tenant Incentives

for current vacancies	None.

Note - We have not allowed for void costs or re-letting costs at Units 5 and 6 as it is assumed these costs are covered under the 12-month rental deposit.

Covenant Strength:	Good

TRANSACTION CONTEXT

According to information provided to us, it is our understanding that the Property transacted in December 2020 at a purchase price of £37,500,000.

We understand from our enquiries on CoStar that the Property was previously purchased in September 2014 for £11,800,000.

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Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Section Observations

•	None

Attachments

•	Valuation Calculations.

24

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

CHAPTER 7: VALUATION CONCLUSIONS AND ANALYSIS

Valuation date:	14 January 2021

MARKET VALUE

RICS defined Market Value:	£37,600,000

Thirty Seven Million, Six Hundred Thousand Pounds

Transfer Tax considerations

The level of purchaser’s costs is taken as	6.77%:

Analysis of Market Value

Net Initial Yield:	2.51%

Equivalent Yield:	4.75%

VACANT POSSESSION VALUE

Vacant Possession Value:	£31,050,000

Thirty-One Million and Fifty Thousand Pounds

Our opinion is based on following key considerations:

•	Current void months:

•	Units 1-2: 3 months

•	Units 3-6: 6 months

•	Rent free months:

•	Units 1-2: 3 months

•	Units 3-6: 6 months

•	Total ERV rounded: £2,109, 300 p.a. (£12.93 per sq ft)

•	Letting Fees: 15% of ERV

•	Void Costs: 50% of ERV

•	Capitalisation rate: 5.50%

INDICATION OF REINSTATEMENT COST

Our informal guide to the Day One Cost is:	£18,059,000

This guide has not been prepared by a building surveyor or qualified building cost estimator and is based on costs obtained from generic building cost tables. It envisages reinstatement using modern methods and materials, which may not necessarily be appropriate or permitted. You should not rely on this guide for any purpose before it has been confirmed by a formal assessment carried out by a building surveyor or other person with sufficient current experience of replacement costs.

25

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

SUITABILITY FOR LOAN PURPOSES

With reference to our aforementioned comments, as below:

•	Obsolescence and economic life (see “Chapter 1 : Physical Characteristics” above);

•	Alternative uses (if any) (see “Chapter 1 : Physical Characteristics” above);

•	Maintenance issues (see “Chapter 1 : Physical Characteristics” above);

•	Suitability for current use (see “Chapter 1 : Physical Characteristics” above);

•	Perceived covenant strength of the tenant (see “Chapter 2 : Legal” above);

•	Future active management potential (see “Chapter 4 : Management” above);

•	Capital expenditure requirements (see “Chapter 4 : Management” above);

•	Saleability (see “Chapter 5 : Property Investment Market” above); and

•	Key risks (see “Chapter 8 : SWOT analysis” below):

Section Observations

•	None

Attachments

•	None

26

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

CHAPTER 8: SWOT Analysis

Strengths

•	Very good location; proximity to Heathrow Airport and immediate access to the A4.

•	Very strong occupier / investment market for this type of product, particularly once refurbished.

•	Previously approved planning application for alternative use / redevelopment of industrial units.

Weaknesses

•	The Property requires a high amount of capex in order to achieve Market Rent.

•	Units 5 and 6 are essentially vacant with a 12-month rental deposit in place.

Opportunities

•	Capturing immediate reversion through settling any outstanding rent reviews.

•	Increasing the term certain by removing upcoming break options.

•	Leasing Units 5 and 6 indirectly / directly with a strong incoming tenant.

Threats

•	Understanding why the previously approved redevelopment did not commence.

•	Erosion of 12-month rental deposit with no incoming tenant / sub-tenant.

•	Upcoming break options within the first 2 years of the hold period.

ATTACHMENTS:

•	Photographs

•	Location plans

•	Property boundary plan

•	Tenancy schedule

•	Valuation Calculations

27

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

Summit Centre
Promap V2
Ordnance Survey Crown Copyright 2021. All rights reserved.
Licence number 100022432.
Plotted Scale - 1:1500. Paper Size – A4

Detailed Location

Education Facility
Harmondsworth
Longford
Promap

General location

UXBRIDGE
HILLINGDON
A4007
A4020
YIEWSLEY
A408
HAYES
WEST DRAYTON
London Heathrow Airport
A30
M25
STAINES-UPON-THAMES
A244
ASHFORD
Promap

General location (zoom)

28

Project United IV
Property known as The Summit Centre, Heathrow
Valuation as at 14 January 2021

SAINTS
NO ENTRY

Unit 1 northern elevation and yard

Unit 6 eastern elevation

Unit 6 northern elevation

Unit 2 Entrance (western elevation)

Unit 2 western elevation

Unit 3 & 4 northern elevation and shared yard

29

TENANCY SCHEDULE

The Summit Centre, Heathrow

		Unit Area	Current Rent			Next Rent
Asset Name	Tenant Name	(SF)	(£)	Lease Start	Lease Expiry	Review Date	Break Date	Comments
Summit Centre	Saints Transport Ltd	19,372	203,015	18-Dec-17	17-Dec-27	18-Dec-22	18-Dec-22
Summit Centre	Medequip Assistive Technology Ltd	19,470	214,010	12-Oct-15	30-Apr-23	12-Oct-20	30-Apr-21
Summit Centre	CCF Ltd	58,567	540,000	02-Sep-16	01-Sep-31	02-Sep-21	-
Summit Centre	M.S. International Investment Ltd	34,247	341,020	04-Dec-18	03-Dec-38	04-Dec-23	04-Dec-33	Tenant not been paying rent
Summit Centre	M.S. International Investment Ltd	31,505	311,270	24-Oct-18	23-Oct-38	24-Oct-23	24-Oct-33	Tenant not been paying rent

	TOTAL	163,161	1,609,315

Summary Valuation	(Amounts in GBP, Measures in SF)
Valuation Date: 14/01/2021

Property

Address	Summit Centre, Summit Centre
External ID	A06
Gross Valuation		42,847,206
Capital Costs		-2,680,700
Net Value Before Fees		40,166,506
Less UK Stamp-Dut	@4.97% Stamp Duty	1,870,446
Agent’s Fees	@1.00% Net Sale Price	451,427
Legal Fees	@0.50% Net Sale Price	225,714
	Fees include non recoverable VAT @ 20.00%
Net Valuation		37,618,919
Say		37,600,000
Equivalent Yield		4.7522%	True Equivalent Yield	4.8917%
Initial Yield (Valuation Rent)		2.5053%	Initial Yield (Contracted Rent)	2.3838%
Reversion Yield		5.2539%
Total Valuation Rent		1,005,815	Total Contracted Rent	957,025
Total Rental Value		2,109,300	Number of Tenants	5
Capital Value Per Area		230

Running Yields

Date	Gross Rent	Revenue Cost	Ground Lease Expenses	Net Rent	Annual	Quarterly
14/01/2021	1,005,815	0	0	1,005,815	2.5053%	2.5450%
30/04/2021	743,015	0	0	743,015	1.8507%	1.8723%
02/09/2021	949,715	0	0	949,715	2.3656%	2.4010%
30/10/2021	1,212,515	0	0	1,212,515	3.0201%	3.0780%
14/04/2022	1,649,115	0	0	1,649,115	4.1076%	4.2153%
14/07/2022	2,050,815	0	0	2,050,815	5.1082%	5.2755%
18/12/2022	1,847,800	0	0	1,847,800	4.6025%	4.7380%
18/06/2023	2,109,300	0	0	2,109,300	5.2539%	5.4310%

Yields Based On            Say Value + Acq.Costs

Tenants

Tenant Name	Suite	Next Review	Earliest Termination	CAP Group	Method	Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
Saints Transport Ltd	Whole	18/12/2022	17/12/2022	Cap Rate	Hardcore(4.75%)	203,015	203015	261,500	5,284,440	3.8418%	3.8418%	4.7500%	4.9485%
Medequip Assistive	Whole		29/04/2021	Cap Rate	Hardcore(4.75%)	214,010	262800	262,800	5,407,453	4.8600%	3.9577%	4.7500%	4.8600%
CCF Ltd	Whole	02/09/2021	01/09/2031	Cap Rate	Hardcore(4.75%)	540,000	540000	746,700	15,593,562	3.4630%	3.4630%	4.7500%	4.7885%
Vacant	Whole		13/07/2026	Cap Rate	Hardcore(4.75%)	0	0	436,600	8,673,564	0.0000%	0.0000%	4.7500%	5.0337%
Vacant	Whole		13/10/2026	Cap Rate	Hardcore(4.75%)	0	0	401,700	7,888,187	0.0000%	0.0000%	4.7500%	5.0924%

Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

Cross Dock 60, Lakeside Industrial Estate Colnbrook, Heathrow, SL3 0EL, United Kingdom

18

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Individual Property Report for:

Cross Dock 60, Lakeside Industrial Estate, Colnbrook,

Heathrow SL3 0EL, UK.

1

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Individual Property Report:

Executive Summary

CHAPTER 1 : PHYSICAL CHARACTERISTICS	3

CHAPTER 2 : LEGAL	3

CHAPTER 3 : OCCUPATIONAL MARKET	3

CHAPTER 4 : MANAGEMENT	4

CHAPTER 5 : PROPERTY INVESTMENT MARKET	4

CHAPTER 6 : VALUATION RATIONALE	4

CHAPTER 7 : VALUATION CONCLUSIONS	4

CHAPTER 8 : SWOT ANALYSIS

ATTACHMENTS :

•	Photographs

•	Location Plans

•	Property Boundary Plan

•	Tenancy schedule

•	Valuation Calculations

2

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

EXECUTIVE SUMMARY

CHAPTER 1 : PHYSICAL CHARACTERISTICS

Property Identification:	Cross Dock 60, Lakeside I.E, Heathrow, SL3 0EL

Property type:	Industrial

Inspection date:	14/01/2021

Locational quality:	Primary

Floor areas:	5,742.5 sq.m/ 61,812 sq ft. GIA

Car Parking:	84 spaces

Condition:	Good

Highest and Best Use confirmation:	Yes

Observations

•	The Property comprises a single let industrial unit, providing warehouse, a three storey office block yard and associated parking spaces.

•	The Property is believed to have been constructed in 1992 and incorporates some tenant works including the mezzanine level built in the main warehouse.

CHAPTER 2 : LEGAL

Tenure:	Freehold

Tenancy overview:	Single tenancy, being 100% of GIA

Current contracted rent:	£861,909 per annum

W.A.L.E.	9.43 years to expiry

Unusual lease terms:	None noted

Observations

•

We have had sight of a draft copy of the Certificate of Title dated 14 January 2021 provided by Herbert Smith Freehills LLP. The document provides details on the freehold title of the Property under the registered title number: BK336675.

•	We have also had regard of the occupational lease between Petchey Industrial Properties (No 5) Ltd Limited and MBS Equipment U.K. Ltd which commenced 22 June 2020 for a straight 10 year term.

CHAPTER 3 : OCCUPATIONAL MARKET

Market & sub market name:	Industrial/ logistics

Position in market / sub-market:	Good

Market Rent:	£865,400 per annum

Reletting / retention prospects:	6 to 9 months

New tenant Incentives:	Equivalent to 12 months rent free

Observations

•	Positioned just outside of Heathrow Airport and within close proximity to the M25.

•	Good occupier demand.

•	Environmental observations may decrease demand due to the Property being in a Zone 3 flood area without the benefit of flood defences.

3

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Executive Summary (continued)

CHAPTER 4 : MANAGEMENT

Vacancies:	None

Service charge level relative to market:	Not applicable

Extraordinary Capital Expenditure requirement:	None

Observations

•	None

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Prime yield:	3.80%
Likely purchaser type:	Investors
Marketing/Exposure Period:	6 to 12 months
Market condition direction:	Stable

Observations

•	The Property is located in a market that would be considered to be an attractive investment to a variety of investor types.

•	The lease has an attractive WAULT of 9.43 years to expiry with no break option.

CHAPTER 6 : VALUATION RATIONALE

Valuation method used:	Investment
Capitalisation Rate:	Nominal Equivalent Yield 4.80%
Transaction Context:	Refinancing for secured lending

CHAPTER 7 : VALUATION CONCLUSIONS

Valuation date:	14 January 2021

RICS defined Market Value:	£16,550,000
Net Initial Yield:	0.0%
Equivalent Yield (nominal):	4.80%
Reversionary Yield (nominal):	4.96%

Market Value subject to the Special Assumption of Vacant Possession:	£13,100,000

Indication of Reinstatement Cost:	£7,434,000
Suitability for loan security:	Good

4

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

CHAPTER 1 : PHYSICAL CHARACTERISTICS

LOCATION

Property Identification

The property is at the address, Cross Dock 60, Lakeside Industrial Estate (hereafter “the Property”).

Location - macro

The Property is located in Slough, positioned just outside of the M25 and approximately 20 miles west of central London. Slough is one the most populated settlements in Berkshire and is estimated to have a population of around 140,200 according to the 2011 census.

Location - micro

The Property is situated within a predominantly industrial located positioned 3 miles west of Heathrow Airport. The Property forms part of Lakeside Industrial Estate, home to tenants including Wilson James, Heathrow DAF, DX Heathrow and Grundon Waste Management. Further south of the Property is some residential accommodation and agricultural/unbuilt land.

Accessibility and Transportation

Lakeside Industrial Estate is situated just outside of the M25 which surrounds London. Adjoining the M25 is the M4 located a few miles north of the Property, which provides access through to West London all the way to South Wales. Other key transport modes within the area include London Heathrow Airport positioned within close proximity to the Property.

PROPERTY DESCRIPTION

Inspection

The Property was inspected externally from ground level, and internally on 14 January 2021 by Toby Stevenson MRICS of C&W.

General

The Property comprises a self contained largely rectangular building on a triangular site. The Property is of steel frame construction, bearing a pitched roof metal cladding along the wall elevations and providing 24 dock level access loading doors.

Internally the Provides warehouse and office accommodation totalling 61,812 sq ft. The warehouse provides roof lights above the roller shutter doors and a number of tenant fit outs including a mezzanine with lift access and a substantial upgraded roof to realign the roof gutter which is also said to have also been carried out by the tenant.

Office accommodation is provided on the first floor, consisting of a mainly open plan space with suspended ceilings, recessed fluorescent and LED lighting, and carpeted flooring, recessed ceiling lights, part perimeter trucking, floor boxes with dome underfloor trunking and wall mounted steel radiators. We understand the tenant has carried out some updates on some of the office space.

5

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Site and Lettable floor areas

Description	Area Sq. ft. GIA	Area Sq. m. GIA
Ground	48,752	4,529.24
First	5,229	485.83
First – Warehouse Offices	2,593	240.88
Second	5,238	486.59

Total	61,812	5,742.54

Site

The Property is located on a triangular site spanning approximately 1.74 ha (4.30 acres), providing a sit coverage of around 25%.

The site is secured by a steel palisade fence and there is a security point providing access to the loading yard. The flooring of the yard towards the entrance is tarmacked, with some of the other areas finished with brick paving. The loading bays are partly covered by an overhanging canopy.

Car Parking

The Property provides a total of 84 carparking spaces onsite.

Maintenance Issues / Condition

We have not carried out a building or condition survey.

During the course of our inspection of the Property we noted that it appears to have been well maintained having regard to its age, use and condition.

We have had regard to a Technical Due Diligence report compiled by Arcadis which is date 3 November 2020. The report concludes that ‘Generally the building fabric for the main warehouse and office block is in fair condition. There is a significant backlog of remedial repairs outstanding, particularly to the main and canopy warehouse roofs and their associated gutter and rainwater disposal systems, as well as the roof of the office accommodation.’

We have been informed that the tenant has recently carried out extensive works to the roof and guttering system to remedy the observed defects.

We consider the building has a minimum remaining economic life, provided it is properly maintained, of 25 years.

Environmental Considerations

We have been provided with a Phase 1 Environmental Report compiled by Nova Ambiente and dated 02 December 2020. The report concludes ‘Although the site is not registered as contaminated land by the local authority and a potential “contamination linkage” with the significant possibility of significant harm (SPOSH) to human health, non-human receptors or controlled waters has not been identified, there is the potential for residual contamination to be present at the site due to its historical use as a flour processing factory, and later use as a logistics facility (including with a disused vehicle/forklift refuelling AST and additional diesel AST with below ground pipework).

The level of environmental risk associated with the subject property is assessed to be acceptably low and no further environmental investigation or assessment is considered necessary prior to acquisition.’

6

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

We have therefore relied on the information contained in the Nova Ambiente report and our valuation has been prepared on the basis that the property does not suffer from contamination.

We have consulted the Environment Agency to obtain a flood risk assessment for the Property. Our findings conclude that the Property is located in zone 3 flood risk area which is assessed as having a 1 in 100 or greater annual probability of flooding. The flood map also suggests that the area does not benefit from any flood defences.

Energy Performance Certificate

The Energy Efficiency (Private Rented Property) (England and Wales) Regulations 2015 establish a minimum level of energy efficiency for privately rented property in England and Wales.

There are important matters that should be considered when reviewing an EPC, as follows:

The quality of an EPC can vary significantly due to the historic limited regulation of assessors. This has improved significantly, however EPCs are valid for 10 years and therefore there are still a number of poor quality EPCs in the market. Furthermore, the age of an EPC is an important consideration because its accuracy will degrade over time. It is recommended that EPC’s are reviewed regularly and at least every 5 years.

The accuracy can also vary significantly due to the calculation methodology. Since their inception in 2008, there have been several changes to the way EPCs are calculated, including an update to Part L (Conservation of Fuel and Power) of the Building Regulations in 2011. That said, when there is a lack of information, an assessor will make default assumptions, usually based on the worst-case scenario this, in turn, can lead to an inaccurate default certificate.

Where the Property’s EPC rating falls within E, F or G, we would recommend that you ensure an ‘Action Plan’ is put in place by the Borrower. An ‘Action Plan’ would set out how the Borrower is going to ensure compliance with MEES regulations through an energy efficiency improvement programme. The process would highlight opportunities to implement works during void periods or lease breaks, or as part of the on-going maintenance and plant renewal programme. We recommend you monitor the implementation of this Plan over the period of the loan.

We are not able to comment on the quality or accuracy of a specific EPC and we would advise undertaking your own quality assurance measures. We are not qualified to make an assessment of costs associated with improving non-compliant properties.

Energy Performance Certificates (EPCs) must be produced for all properties before being marketed for sale or lease.

Impact on the Property

We have reviewed the EPC Register which has the following record for the Property and have summarised the key details below.

Address	EPC Rating	Date of	Comments
Assessment
Hellmann House	C (71)	7 March 2017	The Property has an acceptable EPC rating
Lakeside Industrial			according to the MEES legislation.
Estate, Colnbrook by
Pass, Colnbrook
SLOUGH
SL3 0EL

7

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Change of use potential

•	Suitability for current use / Highest and best use confirmation: Yes

•	Obsolescence and economic life:

We consider the building has a minimum remaining economic life, provided it is properly maintained, of 25 years.

•	Excess development land: No

•	Alternative Uses (if any): No alternative use

Section Observations

•	There are no major issues relating to the condition of the Property but there is a significant flood risk which may deter some investors.

Attachments

•	Photographs

•	Location/Street Plan

8

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

CHAPTER 2 : LEGAL

Tenure

We have been provided with a draft Certificate of Title by Herbert Smith Freehills LLP dated 14 January 2021, which identifies the Property as being held under a freehold title. The Certificate on Title concludes ‘in our opinion, [subject to due registration at Land Registry of the transfer of the Property from the Seller to the Company,] [HSF Response to OC: The application to register the transfer of the Property to the Company has not been completed yet so the Company is not yet the registered proprietor.] the Company has a good and marketable title to the Property and is solely legally and beneficially entitled to the Property and neither we nor the Company know of any reason why [the Company should not be registered as proprietor of the Property with absolute title or] the Chargee should not be registered as registered proprietor of the Charge’.

Land Registry Information

We have consulted the drafted Certificate of Title prepared by Herbert Smith Freehills LLP dated 14 January 2021 which confirms that the Property is held freehold under the registered title number: BK336675.

Zoning, building licences, or planning

The Property is located within the borough operated by Slough borough Council. Planning policy is contained within the Local Development Plan dated December 2008, providing policy from 2006 to 2026. We understand that the Council is currently drafting a new Local Plan which will contain policies and guidance for business and residential developments from 2016 up until 2036.

According the Core Strategy, the Property is not located with a conservation area. The Property is not a listed building.

Date	Reference	Application	Status
17/11/2020	P/10211/004	“Installation of a new mezzanine floor, a security hut, cycle store and security barrier”	Approved
25/04/2005	P/10211/003	“Installation of a mezzanine floor to provide additional office accommodation and installation of first floor windows”	Approved
24/04/2001	P/10211/002	“Proposed mezzanine floor for additional office space (amended plans 23/04/01)”	Approved
11/11/1998	P/10211/001	“Construction of landscaping work to site frontage in accordance with condition 8 of planning ref. SBD/786/89 issued on 23 February 1990”	Approved

We have had regard of the Red Flag Report prepared by Osborne Clarke dated 2021. The report outlines that ‘The Property is in an area that will be affected by the proposed Western Rail Link to Heathrow. The link is designated as Significant Infrastructure Project requiring consent via a Development Consent Order which would, amongst other things, provide for the compulsory acquisition of land. The Certificate states that correspondence relating to this has been received and that the majority of the Property would be required for the Project. The application for the DCO has not yet been submitted.’

We have been informed by the Borrower that they were aware of the prospect of a CPO at the time of the acquisition and provided the following statement ‘

9

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Cross-dock sits within an area affected by both the possible third runway and the possible Western Rail Link to Heathrow. Both were known pre-purchase, have been talked about for years and are still not advanced. We assessed the current status of both at time of acquisition and considered the risks, together with the various compensation arrangements if CPO’d, and were comfortable to proceed with the acquisition.

We are therefore of the opinion that this will not have a material effect on our opinion of value.

Tenancy overview

We have received a copy of the lease between the (1) Petchey Industrial Properties (No 5) Ltd Limited (Landlord) (2) MBS Equipment U.K. Ltd (Tenant) (3) Pinewood MBS Lighting Limited (Guarantor) which is dated 22 June 2020. The tenancy provides a WAULT of 9.43 years to expiry.

Lease Abstract

The lease outlines that the tenant MBS Equipment U.K. Ltd has agreed to occupy the Property under a straight 10 year term from the 22 June 2020 for a rent of £861,909, subject to a 13 month rent free period and an open market upward only rent review effective on the fifth year of the term.

The lease is drawn on standard full repairing and insuring terms. We have been provided with an Asset Protection Insurance report drafted by DUAL Asset Underwriting Limited and dated 27 November 2020. The Policy provides a maximum policy amount or limit of liability equating to £17 million.

Covenant

We have obtained a Dun & Bradstreet report for MBS Equipment U.K., LTD. The report concludes that the company has a Financial Strength rating of O (undisclosed) and a Risk Indicator of 2 (which represents a lower than average risk of business failure).

We are of the opinion that investors would view this conversant position as being acceptable considering the nature of the asset.

Property Tax

We have not been advised as to the VAT status of the property.

Section Observations

•	Single let unit

•	Weighted unexpired lease term on let unit of 9.43 years to expiry

Attachments

•	Plan identifying the boundaries of the Property

•	Tenancy schedule

10

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

CHAPTER 3 : OCCUPATIONAL MARKET

ECONOMIC CONTEXT

Please see the Market Overview towards the front of this valuation report.

THE MARKETPLACE FOR INDUSTRIAL TENANTS

Macro market overview

Please see the Market Overview towards the front of this valuation report.

Micro market overview

Heathrow is one of the most important logistics and distribution hubs in the country. It contains the UK’s premier international airport, which is currently running a reduced service but in 2019 handled 1.6 million tonnes of cargo (down 11% from 2018, though still the most of any airport in the country and among the top 20 airports internationally). Cargo traffic generates significant demand for warehouse space in and around the airport. Net absorption of industrial space has been consistently positive since 2015 which, in addition to a lack of new deliveries, has pulled Heathrow’s vacancy rate down sharply. Vacancy compression was particularly strong in 2018, when the former Nestle factory in Hayes was demolished. Heathrow’s industrial vacancy rate sat at historic low as the coronavirus crisis began in March 2020. Steady demand and an ongoing lack of construction should keep vacancies at low levels in the near term, with several noteworthy lettings taking place since the pandemic began. This should spur further growth in rents, albeit at a slower pace than in recent years.

Take up

Airport Gate in West Drayton has also registered strong demand of late. In September 2020, PRS Distribution took a 39,000-SF unit on a five-year lease. Aberdeen Standard’s Airport Industrial Property Unit Trust, which owns the business park, also leased a 58,000-SF unit to Automania Garages Services towards the end of 2019. The firm, which provides round-the-clock vehicle maintenance and repair support for the aviation and commercial fleet sectors, signed a 20-year lease.

Recent net absorption has also been boosted by pre-lets signed in previous years. DO & CO signed one of Heathrow’s largest pre-lets in many years in 2018, taking a 200,000-SF warehouse at SEGRO Park Heathrow. The firm occupied the space in the first half of 2020.

Another big pre-let occurred in Staines at the end of 2019, when dNata Catering took a 115,000-SF warehouse. Although located just outside of the submarket boundary, the deal provides further evidence of industrial demand in the area, as does transportation and logistics solution group Aramex’s letting of a refurbished 81,000-SF warehouse and office facility in Poyle in June 2020 (Poyle also sits just outside of Heathrow’s submarket boundary).

Supply

The recovery in Heathrow’s industrial fundamentals, which began in 2015, has gathered pace over the past few years. A wealth of 20,000-plus-SF lettings by logistics firms, in addition to a lack of new supply, have helped pull vacancies down to near record lows. More than 700,000 SF of industrial space has been absorbed since the beginning of 2018. Vacancy compression has also been supported by the demolition of the former Nestle factory in Hayes in 2018, which had lain vacant since 2015. The submarket’s vacancy rate has more than halved since the end of 2017, falling from 15% to just 3.8% today. A lack of speculative construction should keep it at low levels in the near term.

11

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Rental Comparables

Our opinion of Market Rent is based on an analysis of recent market transactions, supported by market knowledge derived from our agency experience.

• Unit 5, Communication Park, Feltham

Unit 5, Communication Park was let in October 2020 providing a total floor area of 20,075 sq ft. The property was let under a 10 year term for a rent equating to £15.50 per sq ft, subject to a six month rent free period. The comparable comprises a newer building completed in November 2020 and provides a superior specification across a significantly smaller floor area. The unit is also located just outside of Heathrow Airport. We are of the opinion that the Property is likely to hold a lower rental value in comparison to the Property, considering its superior specification and an allowance for quantum due to the differing sizes.

• Unit 1 Heathrow Logistics Park
Unit 1 Heathrow Logistics Park was let in September 2020 providing a total floor area of 107,247 sq ft. This comparable was let for a 15 year lease for a rent equating to £14.89 per sq ft subject to a break option on the 10th year of the term and rent free incentives of 15 months, plus an additional 5 months rent free if the tenant does not exercise the break. The comparable comprises a new build property providing a significantly larger floor area, superior specification including an internal eaves height of 12 metres and a BREEAM rating of very good. The comparable is located in a similar location within close proximity to Heathrow Airport. We anticipate the Property to achieve a lower rental value in comparison considering the inferior specification and an allowance made for quantum.

• Cross Dock 60, Lakeside Industrial Estate, Colnbrook
In June 2020 the Property was let to the current tenant MBS Equipment UK Ltd to occupy the 61,812sq ft warehouse with associated office accommodation and yard space. The Property on a straight 10 year term for a rent equating to £13.90 per sq ft subject to an open market rent review on the fifth year of the term and a 13 month rent free period. We are of the opinion that the Property is rack rented and have therefore adopted similar rental value based on this transaction.

• Unit 1 Camgate Centre Long Lane, Heathrow
Unit 1 Camgate Centre Heathrow was let in May 2020 providing a floor area of 27,607 sq ft. The comparable was let under a 10 year term for a rent equating to £14.75 per sq ft. The comparable comprises a smaller property built in 1994. The Property a similar specification compared to the Property and occupies a similar location just outside of Heathrow Airport. We are of the opinion that the Property is likely to secure slightly lower rental value in comparison, taking into consideration similar age and application of a discount to make an allowance for the Property’s larger floor area.

The rental evidence detailed above ranges from £13.90 per sq ft to £15.50 per sq ft.

12

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Taking the above the outlined comparable evidence, we are of the opinion that the best evidence is the letting of the Property itself which occurred in June 2020. Given the consistent market environment compared to the time of this transaction, we a have applied a rental value of £14.19 per sq ft, applying a discounted rate of 50% of market value on the original mezzanine level.

As well as the transaction that occurred at the Property, we would also consider the letting of Unit 1 Camgate Centre to be a significant indication of the market sentiment of secondary accommodation within the Heathrow Market. The Property provides a similar specification and with an allowance made for quantum, we anticipate the Property to hold a similar value.

Unit 5 and Communication Park and Unit 1 Heathrow Logistics Park both provide an indication of the rate a which prime stock in the industrial market achieve. Considering the varying specifications between these two comparables and the Property, we anticipate the Property to achieve a discounted rate.

Future direction of the market

We would expect the local market to remain stable.

Market Rent

Warehouse and Office (Ground and First):

£166.84 per sqm/ £15.50 per sq ft per annum = £795,848 per annum

1st and 2nd Mezzanine floors:

£83.42 per sqm/ £7.75 per sq ft per annum = £81,119 per annum

Total: £152.74 per sqm/ £14.19 per sq ft per annum = £877,000 per annum

Adopting the above equates to a total Market Rent of £877,000 per annum. The current passing rent is £861,909 per annum.

Letting Prospects

The following are our estimate of the factors surrounding a reletting of the property in the current market:

•	position in the market	Good
•	likelihood of retaining existing tenant	Strong
•	overall prospect / ease of reletting	Good
•	void period	6 to 9 months
•	lease length	10 years to break
•	tenant incentives	12 months rent free of equivalent
•	unusual lease terms	None
•	tenant profile / type	Relatively good covenant from an international entity
•	covenant strength	Good

Section Observations

•	Strong location.

•	Relatively low vacancy rate in the Heathrow area.

Attachments

•	None.

13

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

CHAPTER 4 : MANAGEMENT

Vacant Units

The unit is let to a single tenant, occupying 100% of the floor area.

Letting Strategy

Retain the existing tenant for the remainder of the term.

Current negotiations

None that we are aware of.

Service Charge

No service charge provisions outlined in the lease.

Capital Expenditure

We have been advised that there are no capital expenditure costs attributed to the Property.

Future active management potential

Retaining the existing tenant for the remaining 9.43 years of the term in the short to medium term. Opportunity to carry out a refurbishment programme at the end of the tenancy to compete with superior industrial stock in the Heathrow area.

Section Observations

•	None.

Attachments

•	None.

14

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

CHAPTER 5 : PROPERTY INVESTMENT MARKET

Macro Market Overview

Please see the Market Overview towards the front of this valuation report.

Micro Market Overview

Despite improving fundamentals, industrial investment in Heathrow has been weak in the past couple of years. Volumes have fallen each year since a busy 2017, when annual volumes surged above £500 million for the first time. Less than £50 million was spent in Heathrow in 2019 and 2020, making them the weakest years for industrial investment since 2012, while the number of transactions has also fallen away. This stands in contrast to the wider London trend, with industrial investment across the capital remaining robust over the past two years.

Investment Levels

Increasing numbers of investors are targeting London industrials, with Oxford Properties the latest big name to enter the fray. In October 2020, the Canadian giant acquired a 15-acre site near Heathrow in partnership with Logistics Capital Partners. The acquisition marks its first direct logistics investment in Europe. They plan to redevelop the site to provide purpose-built logistics space. While the past few years have been relatively quiet for investment in Heathrow, two industrial parks have changed hands. In July 2019, Westbrook Partners paid £45 million for a six-property business park on Plane Tree Crescent in Feltham. The park provides 215,000 SF of light industrial and office space. It was acquired from St James’s Place Wealth Management, which paid just £29 million for the buildings in 2013. In 2018, Schroders completed a £17.5 million purchase of two industrial properties (comprising 10 self-contained units) at Aerodrome Way Industrial Estate, located to the northeast of Heathrow Airport. The price paid reflected a keen 4.5% yield.

Yield Movements

Given such positivity in the occupier market, it is perhaps surprising investment volumes have been sluggish of late. Annual volumes have fallen steadily since topping £500 million for the first time ever in 2017. One factor is the cost of entry: average industrial prices have trebled since 2010 and average yields in Heathrow are just 4%.

Capital Value comparables

Our opinion of Value is based on an analysis of recent market transactions, supported by market knowledge derived from our agency experience.

• Cross Dock 60, Lakeside Industrial Estate, Colnbrook

We are aware that the Property was sold in December 2020 for approximately £17,000,000 minus a top up sum based on a proportion of the rent, amounting to a resultant market value of circa. £16,450,000 for a nominal equivalent yield of 4.8%. The Property provides a total floor area of 61,812 sq ft and a WAULT of just under 10 years at a rent equating to

£861,909 per annum.

We would anticipate the Property to secure a similar price given the consistency of the market conditions compared to December 2020.

15

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

• DNata City Stanwell, Staines

DNata City Stanwell, Staines was sold in November 2020 for

£80,300,000, reflecting a net initial yield of 3.79% and a capital value of

£384 per sq ft. The comparable represents a prime industrial building located just outside of Heathrow Airport. This comparable is much newer that than the Property having been completed in 2013, providing a superior specification as well as a significantly larger floor area at 209,000 sq ft. The Property has is let to DNata providing a similar WAULT to the Property at 9.7 years to expiry.

We anticipate the Property to secure a softer yield in comparison given the Property’s slightly inferior positioning in relation to Heathrow Airport, inferior specification, inferior rent review structire and the shortcomings affecting the Property in terms of flood risk.

• 5-9 School Rd, Park Royal
5-9 School Road, Park Royal was sold in June 2020 for £15,325,000, reflecting a net initial yield of 2.84% and a capital value of £359 per sq ft. The Property is located in a prime industrial location providing a significantly lower WAULT compared to the Property at 2.8 years to expiry. The comparable provides a smaller floor area at 42,722 sq ft. We are of the opinion that the Property is likely to secure a softer yield in comparison to this comparable due to its inferior location.

Consideration Period

•	we consider that the property would have been marketed for a period of 6 to 12 months prior to the valuation date in order to achieve our opinion of Market Value.

Marketing Period / Saleability

•	we consider it would take approximately 6 to 12 months to achieve a sale in the open market starting at the valuation date.

•	the purchaser type is likely to be an investor looking to benefit from the consistent performance of the Heathrow market.

•	we consider market conditions are likely to remain stable over the Marketing Period.

Section Observations

•	Attractive location for industrial property.

•	Good demand in the area.

Attachments

•	None.

16

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

CHAPTER 6 : VALUATION RATIONALE

VALUATION METHOD

We have considered a range of comparable evidence to establish a Market value. We have looked at a range of single let industrial units within the Heathrow market and transactions that took place in comparable locations. The above comparable evidence suggests a range of yields between 2.84% to 4.8%.

The transaction that we consider to be the most superior, is the off market sale of the Property which took place in December 2020. The Property sold for a value of £16,450,000 deducting the agreed top up rate, equating to a nominal equivalent yield of circa 4.8%. We consider this to be a good indication of the market sentiment for the Property as at the valuation date.

The sale of DNata, City Stanwell in November 2020 provides an indication of how prime stock is transacting in the Heathrow market. The Property was sold for £80,300,000 equating to a net initial yield of 3.79%. The comparable is significantly larger and newer, holding a total floor area of 209,000 sq ft and a superior specification. DNata currently occupies the property, providing income profile of 9.7 years to expiry. Despite the similar location, we would anticipate the Property to secure a softer yield in comparison to this comparable.

5-9 School Road in Park Royal benefits from a superior location and whilst there are some similarities in terms of the age of the property we are of the opinion that the Property would achieve a softer yield in comparison.

Based on these findings we have applied nominal equivalent yield of 4.8% which equates to a market value of £16.55 million.

The key inputs over an assumed holding period of 10 years are as follows:

INCOME

Market Rent:	£877,000 per annum
Gross Income:	£861,909 per annum
Total Non-recoverables (see below):	None
Net Income:	£877,000 per annum

Indexation:	None
Rental Growth:	Reflected implicitly in the capitalisation rate

NON-RECOVERABLES
Letting Fees:	None
Capital Reserves:	None
Property Tax:	We have not been advised of the VAT status of the Property. The capital valuation and rental included in this Report are net of Value Added tax at the prevailing rate.

Insurance:	Unknown

17

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Capital Expenditure:	None

Explicit Income Voids and Tenant Incentives for current vacancies at lease expiries	None 9 months

Covenant Strength:	O2 low risk

TRANSACTION CONTEXT

We are aware that the Property was let to the current tenant in June 2020 and sold to the current Landlord in off market transaction in December 2020 for a purchase price of £17,000,000 less top up, providing an adjusted market value of £16,450,000.

We do not believe that the marketing of the occupational lease and sale of the Property has any material impact on value.

Section Observations

•	None.

Attachments

•	Valuation Calculations.

18

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

CHAPTER 7 : VALUATION CONCLUSIONS AND ANALYSIS

Valuation date:	14 January 2021

MARKET VALUE

RICS defined Market Value:	£16,550,000
Sixteen Million Five Hundred and Fifty Five Thousand Pounds

Transfer Tax considerations
The level of purchaser’s costs is taken as	6.23%

Analysis of Market Value
Net Initial Yield:	0.00%
Equivalent Yield:	4.80%

VACANT POSSESSION VALUE
Vacant Possession Value:	£13,100,000
Thirteen Million One Hundred Thousand Pounds

Our opinion is based on following key considerations:

•	Current void months: 9 months

•	Rent free months: 12 months

•	Total ERV rounded: £877,000

•	Letting Fees: 15% of Market Rent

•	Void Costs: 50% of Market Rent

•	Capitalisation rate: 5.50%

INDICATION OF REINSTATEMENT COST

Our informal guide to the Day One Cost is:	£7,434,000

This guide has not been prepared by a building surveyor or qualified building cost estimator and is based on costs obtained from generic building cost tables. It envisages reinstatement using modern methods and materials, which may not necessarily be appropriate or permitted. You should not rely on this guide for any purpose before it has been confirmed by a formal assessment carried out by a building surveyor or other person with sufficient current experience of replacement costs.

SUITABILITY FOR LOAN PURPOSES

With reference to our aforementioned comments, as below:

•	Obsolescence and economic life (see “Chapter 1 : Physical Characteristics” above);

•	Alternative uses (if any) (see “Chapter 1 : Physical Characteristics” above);

•	Maintenance issues (see “Chapter 1 : Physical Characteristics” above);

19

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

•	Suitability for current use (see “Chapter 1 : Physical Characteristics” above);

•	Perceived covenant strength of the tenant (see “Chapter 2 : Legal” above);

•	Future active management potential (see “Chapter 4 : Management” above);

•	Capital expenditure requirements (see “Chapter 4 : Management” above);

•	Saleability (see “Chapter 5 : Property Investment Market” above); and

•	Key risks (see “Chapter 8 : SWOT analysis” below):

[provide a commentary on the general suitability of the Property as security for the purposes of a financing transaction with the relevant borrower.]

Section Observations

•	None

Attachments

•	None

20

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

CHAPTER 8 : SWOT Analysis

Strengths

•	Situated within an established industrial area.

•	Located an area with good transport links, close to the M4 and positioned just outside of Heathrow Airport.

•	WAULT of 9.43 years to expiry as at the valuation date.

•	EPC rating of C which is which meets the MEES regulation.

•	Attractive lot size.

Weaknesses

•	Zone 3 flood area, with no flood defences.

Opportunities

•	Opportunity to refurbish the Property to compete with existing superior stock.

Threats

•	Current strain on the economy due to the Covid-19 pandemic.

21

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

ATTACHMENTS:

•	Photographs

•	Location plans

•	Property boundary plan

•	Tenancy schedule

•	Valuation Calculations

22

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Tank
El
Sub
Sta
22.6m
Lay-by
Lay-by
El Sub Sta

Detailed Location

Amersham
High
Watford
Rickmansworth
Harrow
Slough
Windsor
Heathrow
Bracknell
Staines-
upon-Thames
Esher
M1
A1
M25
A40
A312
M4
M3
A355
A319

General location

COLNBROOK BY-PASS

General location (zoom)

23

Project United IV
Property known as Cross Dock 60, Lakeside Industrial Estate, Heathrow
Valuation as at 14 January 2021

Front Elevation

Yard

Warehouse

Warehouse

Mezzanine

Offices

24

TENANCY SCHEDULE

Cross Dock 60, Heathrow

Tenant Name	Unit Area (SF)	Current Rent (£)	Lease Start	Lease Expiry	Next Rent Review Date	Break Date	Comments
MBS Equipment UK Ltd	61,812	–	22-Jun-20	21-Jun-30	22-Jun-25	-	Current 13 months rent free then rent increases to £861,909pa

Summary Valuation	(Amounts in GBP, Measures in SF)
Valuation Date: 14/01/2021

Property

Address	Cross Dock 60, Lakeside Industrial Estate, Cross Dock 60, Lakeside Industrial Estate
External ID	A07

Gross Valuation		17,724,361
Capital Costs		0
Net Value Before Fees		17,724,361

Less UK Stamp-Dut	@4.94% Stamp Duty	817,000
Agent’s Fees	@1.00% Net Sale Price	198,600
Legal Fees	@0.50% Net Sale Price	99,300
Fees include non recoverable VAT @ 20.00%

Net Valuation		16,609,461
Say		16,550,000

Equivalent Yield		4.8%	True Equivalent Yield	4.9432%
Initial Yield (Valuation Rent)		0%	Initial Yield (Contracted Rent)	0%
Reversion Yield		4.9646%

Total Valuation Rent		0	Total Contracted Rent	0
Total Rental Value		877,000	Number of Tenants	1
Capital Value Per Area		268

Running Yields

Date	Gross Rent	Revenue Cost	Ground Lease Expenses	Net Rent	Annual	Quarterly
14/01/2021	0	0	0	0	0.0000%	0.0000%
22/07/2021	861,909	0	0	861,909	4.8792%	5.0317%
22/06/2030	877,000	0	0	877,000	4.9646%	5.1226%
Yields Based On	Say Value + Acq.Costs

Tenants

Tenant Name	Suite	Next Review	Earliest Termination	CAP Group	Method		Contracted Rent	Valuation Rent	Rental Value	Gross Value	Initial Yield	Initial Yield (Contracted)	Equivalent Yield	Reversionary Yield
MBS Equipment UK		22/06/2025	21/06/2030	Cap Rate	Hardcore	(4.8%)	0	0	877,000	17,724,361	0.0000%	0.0000%	4.8000%	4.9480%

Bank of America Europe DAC	Cushman & Wakefield (UK) LLP
Project United IV as at 14 January 2021

Appendix 1 – Instructions (Correspondence)

19

Award Confirmation

Charles Smith on behalf of C & W (U.K.) LLP is hereby authorized to perform the following Statement of Work (SOW) as further defined herein, execution of which must comply with all terms and conditions of this Order and master service agreement(s) CW296907, CW1310690. Vendor acknowledges that this confirmation letter is a summary of select contract terms and conditions, which is provided for convenience. To view the complete agreement electronically accepted by Vendor, refer to Bank of America’s Commercial Valuation Services Information Management System.

Supplier: Statement of Work
VSIMS ID:	20-003695-APR-003	Service Requested:	Appraisal (Order)
Project Description:	United IV; 7 Locations in the UK,SC,Glasgow,GBR
Borrower / Client:	Blackstone
Sourcing Manager:	Wayne Miller(813-968-7283)

Contract Amendments (original terms remain in force except where expressly modified)
Date Amended	Revised Due Date	Revised Fee	Revised Statement of Work
01/28/2021	01/28/2021	GBP 42,300	Adding a portfolio value

Original Terms
Award Date	Delivery Due Date	Fee	Delivery Performance
12/09/2020	01/25/2021	GBP 39,900	All deliveries due by 6 PM local time unless otherwise specified.

Time is of the essence. Review of all attachments and initial communication with identified project or property contacts must occur within five days of engagement. Liquidated damages may be assessed if the Statement of Work (SOW), including the delivery of all reports and requested data, is incomplete by the listed due date. Damages will be assessed at a rate of 5% of the negotiated fee for each day (cumulative) the SOW remains incomplete. Damages will not be imposed for delays resulting from circumstances beyond the appraiser’s control if timely notice is provided; such circumstances to be judged for their validity solely by the Sourcing Manager. Individual standalone reports to be provided for each listed property unless instructed otherwise in this agreement.

Service Definition
Product: International ;	Appraisal Certification: Contracted Appraiser Must Sign

#	CUR	Premise	Interest	Allocations
1	GBP	Market Value As-Is	Freehold	Real Estate
Subject to leases to end tenants
2	GBP	Market Value Other	Freehold	Real Estate
ERV by asset
3	GBP	Hypothetical Value Other	Freehold	Real Estate
Vacant Possession Value by Asset
4	GBP	Replacement Cost Value As-Is	Not Applicable	Real Estate
a/k/a Indicative Reinstatement Cost by Asset

Policies, Procedures, Other Terms and Conditions

1.	Please see new legal name of the Bank in Europe.
2.

APPRAISAL PROPERTY INSPECTIONS: Vendor’s intended scope of inspection must be specified with the bid proposal. In the event a complete inspection is not possible, the proposal must indicate how a credible report will be produced. Changes to assignment conditions, including alterations to the approved inspection process, must be escalated to the CVS Sourcing Manager and approved prior to execution. Refer to the attached Appraisal Inspection Guidance document for information detailing acceptable alternate inspection practices.

3.

APPRAISAL REQUIREMENTS: Appraisal reports must include: 1) Remaining economic life ----- 2) Exposure time ----- 3) Marketing time ----- 4) Identification and support of the most probable buyer (investor or owner-user). If the most probable buyer is an investor, the valuation should include appropriate deductions and discounts for vacant, owner-occupied and owner-affiliate-occupied space (treat as vacant and available for lease). ----- 5) The Cost Approach should be employed for proposed construction, new construction (24 months old or less) or “gut” renovation unless waived by Commercial Appraisal Services (CAS). ----- 6) Exclusion of any approach (Cost, Sales Comparison or Income) must be explained (not just stated). ----- 7) Reappraisals must explain differences in value for assignments completed for Bank of America within the last two years. ----- 8). Review CAS Appraisal Requirements prior to beginning an assignment and CAS Assignment Reminders prior to submitting assignment results.

4.	ARGUS: Submission of the Argus data file is required when Argus-based DCF analysis is part of the appraisal. Please ensure that the Argus file submitted is compatible with Argus AE version 12.0.
5.

CERTIFICATION LANGUAGE: The valuation must include the EMEA-APAC Certification Language in the attached reference document (altered as relevant for prior services and to name those who provided signification valuation assistance).

6.

INVOICE: To expedite invoice processing the invoice must identify the address and work performed for all properties. Include the statement ---- FOREIGN SOURCE ----- to expedite processing and ensure the appropriate accounting rules are followed. If not included on the invoice, include a separate document listing your wire instructions in order to process the payment electronically.

7.

OTHER REQUIREMENTS: Appraisal reports must include: 1) Remaining economic life ----- 2) Exposure time ----- 3) Marketing time -----4) Identification and support of the most probable buyer (investor or owner-user). If the most probable buyer is an investor, the valuation should include appropriate deductions and discounts for vacant, owner-occupied and owner-affiliate-occupied space (treat as vacant and available for lease). -----5) The Cost Approach should be employed for proposed construction, new construction (24 months old or less) or gut renovation unless waived by Commercial Appraisal Services (CAS). -----6) Reappraisals must explain differences in value for assignments completed for Bank of America within the last two years. -----7) Review CAS Valuation Requirements prior to beginning an assignment and CAS Assignment Reminders prior to submitting assignment results.

8.

RELIANCE LANGUAGE: Include the following language in the Letter of Transmittal and the Intended Use Section of the report: “This report may be relied upon by Bank of America Europe DAC and its affiliates, successors and/or assigns; the selected Facility Agent, its successors and/or assigns; and the selected Security Agent, its successors and/or assigns, in connection with their respective consideration of the extension of credit related to the property and/or the beneficial ownership thereof (the “Loan Financing”). This information also may be relied upon by any actual or prospective purchaser, co-lender, participant, investor, transferee, assignee and servicer of the Loan Financing, any arranger of the Loan Financing and their assigns, any actual or prospective investor (including agents and advisors) in any securities evidencing a beneficial interest in, or backed by, the Loan Financing, any rating agencies actually or prospectively rating any such securities, any indenture trustee and any institutional provider(s) from time to time of any liquidity facility or credit support for such Loan Financing (together the “Beneficiaries”). A Beneficiary shall be permitted to rely on the report only on the condition that it acknowledges that the valuers shall not be liable to the Beneficiary for any special, indirect or consequential, damages and that the valuers’ total aggregate liability to all lenders, agents, Beneficiaries and any other third party who seeks to rely on the report (the “Aggregate Cap”) shall be limited to a sum not to exceed the lesser of 25% of the market value or twenty million pounds (20,000,000 GBP). Reliance by the Beneficiaries and any other third parties on the report shall constitute deemed acceptance of the above provisions in this paragraph and that any matters or disputes arising as a result shall be governed by English law and subject to the exclusive jurisdiction of the English courts. This report may be disclosed, without reliance, to any rating agency in connection with a Securitization.”

Documents (document content must be downloaded from VSIMS)

SOW-specific Reference Documents
1.	EMEA-APAC_VALUATION_REQUIREMENTS_09012017_083254.pdf
2.	POST-STORM_PROPERTY_REINSPECTION_FORM_20180403_04032018_105755.docx
3.	APPRAISAL_INSPECTION_GUIDANCE_20200317_2204496672cf.pdf
4.	EMEA-APAC_CERTIFICATION_LANGUAGE_09012017_082842.docx
Project-specific Documents 1. Miscellaneous (APR) United_IV_Phase_2_Properties_20201201_10292298375a.xlsx

Addressee and Distribution Instructions
Report Distribution	Name	Address	Comments
Addressee and Intended User	Wayne R. Miller, FRICS, MAI, AI-GRS Senior Vice President	Bank of America Europe DAC | 2 King Edward St | London | EC1A 1HQ	wayne.r.miller@bofa.com

Global Project Contact(s) (optional contacts listed where applicable)
N/A

Property 002
Property Name	United IV - Part 2
Property Address	7 Locations in the UK; Glasgow, SC G41 1HU United Kingdom
Site Owner	Various Sellers
Tax Parcel ID(s)	Multiple
Property Type	Industrial:Warehouse-Distribution Warehouse
Property Use	Current Use: Industrial/Logistics; Proposed Use: Industrial/Logistics
Property Status	Existing; Year Built/Age: 1985; Occupancy: 94%
Tenancy	Multi-Tenant (1 or more leases > 1yr); # of Tenants: 39
Property Measures	Building: 953,045 SF-GBA ; 7 Bldgs ; Land Area: 66 Acres (Unknown; Est based upon 3:1 LTB ratio);
Marketing	Contract Price: GBP 0 Brokerage: Not disclosed
Miscellaneous	Ground Lease: N; AOC: N; Built pre-1989: Y; Flood Hazard: N;
Other Comments
Contacts	Amar Majithia (Blackstone) ; Amar.Majithia@blackstone.com; 44 7826 657 793